As filed with the Securities and Exchange Commission on April 26, 2013

File Nos. 333-70963; 811-09201

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 27

AND THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 20

COLI VUL-2 SERIES ACCOUNT

(Exact Name of Registrant)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

(Name of Depositor)

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Address of Depositor’s Principal Executive Offices)

(303) 737-3000

(Depositor’s Telephone Number)

Mitchell T.G. Graye

President, Chief Executive Officer and Principal Financial Officer

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

8515 East Orchard Road

Greenwood Village, Colorado 80111

(Name and Address of Agent for Service)

COPIES TO:

Ann B. Furman, Esq.	Beverly A. Byrne, Esq.
Jorden Burt LLP Suite 400 East	Chief Compliance Officer & Legal Counsel, Financial Services
1025 Thomas Jefferson Street, N.W.	Great-West Life & Annuity Insurance Company
Washington, D.C. 20007-5208	8525 East Orchard Road, 2T3
Greenwood Village, Colorado 80111

------------

Approximate date of proposed public offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485.
[X]	on May 1, 2013 pursuant to paragraph (b)(1)(vii) of Rule 485.
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]	on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title	of securities being offered: flexible premium variable universal life insurance policies.

Great-West Life & Annuity Insurance Company

A Stock Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(303) 737-3000

Executive Benefit VUL II — Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

This prospectus describes Executive Benefit VUL II, a flexible premium variable universal life insurance policy (the “Policy”) offered by Great-West Life & Annuity Insurance Company (“Great-West,” “Company, “ “we,” “our” or “us”). The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. The Policy is designed to meet the definition of a “life insurance contract” for federal income tax purposes.

The Policy allows “you,” the Owner, within certain limits to:

•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;

•	choose the amount and timing of Premium payments, within certain limits;

•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and

•	access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A. Your Policy and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Policy and endorsements which reflect other variations. You should keep this prospectus on file for future reference.

The Policy that we are currently issuing became available on May 1, 2011. Policies issued before May 1, 2011 are described in a separate prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 2013

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1.    Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers and to certain individuals to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.

2.    The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the Series Account are insulated from the claims of our general creditors.

3.    Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of Premium payments, within certain limits.

4.    Fixed Account. You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account. The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account.

We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least the minimum interest rate indicated in your Policy. At our discretion, we will review the interest rate at least once a year. We may reset the interest rate monthly. The Fixed Account is not affected by the investment performance of the Sub-Accounts. Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and Transfers) on your Policy value in the Fixed Account.

5.    Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law (in some states, up to 30 days for replacement policies), and depending on state law, receive (i) the greater of your Premiums, less any withdrawals, or your Account Value, or (ii) your Account Value plus the return of any expense charges deducted. The money you contribute to the Policy will be invested at your direction, except that in some states during your free look period your Premiums will be allocated to the Great-West Money Market Division.

6.    Investment Options and Funds. You may allocate your net Premium payments among the available investment divisions (“Divisions”) or the Fixed Account.

Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another or the Fixed Account, subject to the restrictions described herein.

7.    Death Benefit. You may choose from among two death benefit options —

1.	a fixed benefit equal to the Total Face Amount of your Policy; or
2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.

8.    Account Value. Your Account Value will reflect –

1.	the Premiums you pay;
2.	the investment performance of the Divisions you select;
3.	the value of the Fixed Account.
4.	any Policy loans or partial withdrawals;
5.	your Loan Account balance; and
6.	the charges we deduct under the Policy.

9.    Accessing Your Account Value. You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a “modified endowment contract” (“MEC”) for federal income tax purposes and you have had positive net investment performance.

There are no surrender charges associated with your Policy. You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. The return of expense charge is a percentage of your Account Value and is described in greater detail on page.

You may withdraw a portion of your Account Value at any time while your Policy is in force.

A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

10. Supplemental	Benefits. The following optional riders are available –

1.	term life insurance; and
2.	change of Insured.

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

11.    Paid-Up Life Insurance. If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

12.    Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

13.    Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.

14.    Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

15.    Policy Loans. You may borrow from us using your Account Value as collateral. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.

The minimum Policy loan amount is $500.

16.    Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000. Minimum face amount is $100,000.

17.    Target Premium. Your target Premium is actuarially determined and will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) and equals the maximum Premium payable such that the Policy remains compliant with the Code. The target Premium is used to determine your expense charged applied to the Premium and the sales compensation we pay. Payment of the target premium does not guarantee that your Policy will not lapse, and you may need to pay additional Premiums to keep your Policy in force. Each increase to the Total Face Amount is considered to be a new segment to the Policy. Each segment will have a separate target Premium associated with it.

18.    State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This prospectus describes the material rights and obligations of an Owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of this prospectus. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See your agent or contact us for specific information that is applicable to your state.

Policy Risks

1.    Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.

2.    Not Suitable as Short-Term Savings Vehicle. The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3.    Risk of Contract Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4.    Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.

5.    Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division. In addition, we do not intend to enforce the restrictions on Transfers set forth in your Policy except in cases of identified market timing unless the Sub-Account has additional restrictions that are noted in the respective Fund’s prospectus. See “Market Timing & Excessive Trading” on page . Certain limitations apply to Transfers into and out of the Fixed Account. See “Fixed Account Transfers” on page .

6.    Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.

7.    Risks of Taking a Policy Loan. As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.

Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.

8.    Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59  1/2.

Fund Risks

The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.

We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. You may obtain a copy of the Fund prospectuses without charge by contacting us at 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Expense Charge Imposed on Premium*	Upon each Premium payment	Maximum: 10% of Premium Current: 6.0%
Sales Load**	Upon each Premium Payment.	Maximum: 6.5% of Premium Current: 2.5% of Premium up to target and 1.0% of Premium in excess of target
Premium Tax**	Upon each Premium payment	Maximum: 3.5% of Premium
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

*	The Expense Charge consists of the Sales Load plus the Premium Tax.
**	The Sales Load and Premium Tax comprise (and are not in addition to) the Expense Charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.02 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.
Mortality and Expense Risk Charge[2]	Monthly	Guaranteed: 0.90% (of average daily net assets) annually. Current: 0.50% for Policy Years 1- 20, and 0.10% thereafter.
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

[1]

The cost of insurance will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance by contacting us at 888-353-2654.

[2]	The mortality and expense risk is accrued daily and deducted on the first day of each Policy month by cancelling accumulation units pro-rata against all Sub-Accounts.

Supplemental Benefit Charges

Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described on page of this prospectus. The benefits provided under each rider are summarized in “Other Provisions and Benefits” beginning on page below.

Change of Insured Rider	Upon change of Insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non- Smoker, $550,000 Face Amount, Option 1 (Level Death)		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.02 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses1

(Expenses that are deducted from Fund assets, including management fees,

distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Fund Operating Expenses	0.28%	1.91%

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS, WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

1 Expenses are shown as a percentage of a Fund’s average net assets as of December 31, 2012. The expenses above include fees and expenses incurred indirectly by the Great-West Profile Funds and the Great-West Lifetime Funds as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.

Description of Depositor, Registrant, and Funds

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

The Series Account

The Series Account is a segregated asset account of Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West’s other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.

The Investment Options and Funds

The Policy offers a number of Divisions or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST BY CONTACTING US AT 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.

Payments We Receive. Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Divisions under the Policy. The amount and/or structure of the compensation can possibly create conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Policy or visit your financial intermediary’s Web site for more information.

Payments We Make. In addition to the direct cash compensation described above for sales of the Policies, Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Funds of Great-West Funds, Inc., which are available Funds under the Policies. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.

Closed Divisions.

Effective April 30, 2013, the Great-West Invesco ADR Fund was merged into the Great-West MFS International Value Fund.

Effective May 1, 2013, the Division investing in the following Fund was closed to new owners: Invesco VI Global Health Care Fund. Owners with amounts invested in this Fund as of May 1, 2013, may continue to allocate premium payments and Transfer amounts into and out of this Division.

Fund Investment Policies. The investment policies of the Funds are briefly described below:

Alger Portfolios (advised by Fred Alger Management, Inc.)

Alger Small Cap Growth Portfolio (Class I-2 Shares) The Fund seeks long-term capitalization.

American Century Variable Portfolios, Inc. (advised by American Century Investment Management, Inc.)

American Century Investments VP Value Fund (Class I Shares) The Fund seeks long-term capital growth. Income is a secondary objective.

American Century Investments VP VistaSM Fund (Class I Shares) The Fund seeks long-term capital growth.

American Funds Insurance Series (advised by Capital Research and Management Company)

American Funds IS Growth Fund (Class 2 Shares) The Fund’s investment objective is to provide growth of capital.

American Funds IS Global Small Capitalization Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.

American Funds IS International Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.

American Funds IS New World Fund (Class 2 Shares) The Fund’s investment objective is long-term capital appreciation.

Columbia Variable Portfolio (advised by Columbia Management Advisers, LLC)

Small Cap Value Fund (Class 1 Shares) The Fund seeks long-term capital appreciation.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

Davis Financial Fund The Fund’s investment objective is long-term growth of capital.

Davis Value Fund The Fund’s investment objective is long-term growth of capital.

Dreyfus Stock Index Fund (advised by The Dreyfus Corporation)

Dreyfus Stock Index Fund (Initial Shares) The Fund seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index.

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation of New York, New York)

Dreyfus VIF International Equity Portfolio (Initial Shares) The Fund seeks capital growth. Newton Capital Management Limited is the sub-adviser to this Fund.

DWS (advised by Deutsche Investment Management Americas Inc.)

DWS Variable Series II: DWS Alternative Asset Allocation VIP (Class A Shares) The Fund seeks capital appreciation. RREEF America L.L.C. and QS Investors, LLC, are the subadvisers for the Fund.

DWS Variable Series II: DWS Core Equity VIP (Class A Shares) The Fund seeks long-term growth of capital, current income and growth of income. QS Investors, LLC is the subadviser for the Fund.

DWS Variable Series II: DWS Small Mid Cap VIP (formerly known as Dreman Small Mid Cap Value VIP) (Class A Shares) The Fund seeks long-term capital appreciation. Dreman Value Management L.L.C. is the subadviser for the Fund.

DWS Variable Series I: DWS Global Small Cap Growth VIP (Class A Shares) The Fund seeks above-average capital appreciation over the long term.

DWS Variable Series II: DWS High Income VIP (Class A Shares) The Fund seeks to provide a high level of current income.

DWS Investments VIT Funds: DWS Small Cap Index VIP (Class A Shares) The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies. Northern Trust Investments, N.A. is the sub-adviser for the Fund.

Fidelity Variable Insurance Products (VIP) Fund (advised by Fidelity Management & Research Company)

Fidelity VIP Contrafund® Portfolio (Service Class 2 Shares) The Fund seeks long-term capital appreciation. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) The Fund seeks long-term growth of capital. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Goldman Sachs Variable Investment Trust (advised by Goldman Sachs Asset Management)

Goldman Sachs Mid Cap Value Fund (Institutional Class Shares) The Fund seeks long-term capital appreciation.

Great-West Funds, Inc. (formerly Maxim Series Fund, Inc.) (advised by Great-West Capital Management, LLC, a wholly owned subsidiary of Great-West)

Great-West Ariel Small Cap Value Fund (formerly known as Maxim Ariel Small-Cap Value Portfolio) The Fund seeks long-term capital appreciation. Ariel Investments, LLC is the sub-adviser to this Fund.

Great-West Bond Index Fund (formerly known as Maxim Bond Index Portfolio) The Fund seeks results that track the total return of the fixed income securities that comprise the Barclays Capital Aggregate Bond Index.

Great-West Federated Bond Fund (formerly known as Maxim Federated Bond Portfolio) The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.

Great-West Janus Large Cap Growth Fund (formerly known as Maxim Janus Large Cap Growth Portfolio) The Fund seeks long-term growth of capital. Janus Capital Management, LLC is the sub-adviser to this Fund.

Great-West International Index Fund The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index.

Great-West Loomis Sayles Bond Fund (formerly known as Maxim Loomis-Sayles Bond Portfolio) The Fund seeks high total investment return through a combination of current income and capital appreciation. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Great-West Loomis Sayles Small Cap Value Fund (formerly known as Maxim Loomis Sayles Small-Cap Value Portfolio) The Fund seeks long-term capital growth. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Great-West MFS International Value Fund (formerly known as Maxim MFS International Value Portfolio) The Fund seeks long-term capital growth. Massachusetts Financial Service Company is the sub-adviser to this Fund.

Great-West Money Market Fund (formerly known as Maxim Money Market Portfolio) The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Investment in the Great-West Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Great-West Real Estate Index Fund The Fund seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts.

Great-West S&P MidCap 400® Index Fund The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s MidCap 400® Index.

Great-West Short Duration Bond Fund (formerly known as Maxim Short Duration Bond Portfolio) The Fund seeks maximum total return that is consistent with preservation of capital and liquidity.

Great-West T. Rowe Price Equity Income Fund ( formerly known as Maxim T. Rowe Price Equity/Income Portfolio) The Fund seeks substantial dividend income and also long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West T. Rowe Price Mid Cap Growth Fund (formerly known as Maxim T. Rowe Price Mid Cap Growth Portfolio) The Fund seeks long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West Templeton Global Bond Fund (formerly known as Maxim Templeton Global Bond Portfolio) The Fund seeks current income with capital appreciation and growth of income. Franklin Advisers, Inc. is the sub-advisor to this Fund.

Great-West U.S. Government Mortgage Securities Fund (formerly known as Maxim U.S. Government Mortgage Securities Portfolio) The Fund seeks the highest level of return consistent with preservation of capital and substantial credit protection.

Great-West Profile I Funds (formerly Maxim Profile I Portfolios)

Each of the following five Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment time horizon and personal objectives.

Great-West Aggressive Profile I Fund (formerly known as Maxim Aggressive Profile I Portfolio) seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize equity investments.

Great-West Moderately Aggressive Profile I Fund (formerly known as Maxim Moderately Aggressive Profile I Portfolio) seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize equity investments and, to a lesser degree, fixed income securities.

Great-West Moderate Profile I Fund (formerly known as Maxim Moderate Profile I Portfolio) seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, with a relatively equal emphasis on equity and fixed income investments.

Great-West Moderately Conservative Profile I Fund (formerly known as Maxim Moderately Conservative Profile I Portfolio) seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize fixed income investments, and, to a lesser degree, equity investments.

Great-West Conservative Profile I Fund (formerly known as Maxim Conservative Profile I Portfolio) seeks capital preservation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize fixed income investments.

Great-West Lifetime Funds (formerly Maxim Lifetime Asset Allocation Portfolios)

Great-West Lifetime 2015 Fund II (formerly known as Maxim Lifetime 2015 Portfolio II) - Class T The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2015, the investment objective is to seek income and, secondarily, capital growth.

Great-West Lifetime 2025 Fund II (formerly known as Maxim Lifetime 2025 Portfolio II) - Class T The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2025, the investment objective is to seek income and, secondarily, capital growth.

Great-West Lifetime 2035 Fund II (formerly known as Maxim Lifetime 2035 Portfolio II) - Class T The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2035, the investment objective is to seek income and, secondarily, capital growth.

Great-West Lifetime 2045 Fund II (formerly known as Maxim Lifetime 2045 Portfolio II) - Class T The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2045, the investment objective is to seek income and, secondarily, capital growth.

Great-West Lifetime 2055 Fund II (formerly known as Maxim Lifetime 2055 Portfolio II) - Class T The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2055, the investment objective is to seek income and, secondarily, capital growth.

Invesco Variable Insurance Funds (advised by Invesco Advisors, Inc.)

Invesco V.I. Global Real Estate Fund (Series I Shares) The Fund’s investment objective is total return through growth of capital and current income. Invesco Asset Management Limited is the sub-adviser for this Fund.

Invesco V.I. International Growth Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital.

Invesco V.I. Mid Cap Core Equity Fund (Series I Shares) The Fund’s objective is long-term growth of capital.

Janus Aspen Series (advised by Janus Capital Management, LLC)

Janus Aspen Balanced Portfolio (Institutional Shares) The Fund seeks long-term growth of capital consistent with preservation of capital and balanced by current income.

Janus Aspen Flexible Bond Portfolio (Institutional Shares) The Fund seeks to obtain maximum total return consistent with the preservation of capital.

Janus Aspen Forty Portfolio (Institutional Shares) The Fund seeks long-term growth of capital.

Janus Aspen Global Technology Portfolio (Institutional Shares) The Fund seeks long-term growth of capital.

Janus Aspen Overseas Portfolio (Institutional Shares) The Fund seeks long-term growth of capital.

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Management Incorporated)

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I Shares) The Fund seeks growth of capital.

Neuberger Berman AMT Socially Responsive Portfolio (Class I Shares) The Fund seeks long-term growth of capital.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company, LLC)

PIMCO VIT High Yield Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio (Administrative Shares) The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO VIT Total Return Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Putnam Variable Trust (advised by Putnam Investment Management, LLC)

Putnam VT Equity Income Fund (Class IA Shares) The Fund seeks capital growth and current income.

Putnam VT Global Health Care Fund (Class IA Shares) The Fund seeks capital appreciation.

Putnam VT High Yield Fund (Class IA Shares) The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

Putnam VT International Growth Fund Class (IA Shares) The Fund seeks long-term capital appreciation.

Putnam VT MultiCap Value Fund (Class IA Shares) The Fund seeks capital appreciation and, as a secondary objective, current income.

Royce Capital Fund (advised by Royce & Associates, LLC)

Royce Micro-Cap Portfolio (Service Class Shares) The Fund’s investment goal is long-term growth of capital.

Royce Small-Cap Portfolio (Service Class Shares) The Fund’s investment goal is long-term growth of capital.

Van Eck Worldwide Insurance Trust (advised by Van Eck Associates Corporation)

Van Eck VIP Global Hard Assets (Initial Class Shares) The Fund seeks long term capital appreciation by primarily investing in hard asset securities. Income is a secondary consideration.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Fixed Account

The Fixed Account is part of our General Account. We have absolute ownership of the assets in the Fixed Account. Except as limited by law, we have sole control over the investment of the General Account assets. You do not share in the investment experience of the General Account, but are allowed to allocate and transfer Account Value into the Fixed Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts.

The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.

The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that amounts you allocated to the Fixed Account will earn interest at a rate of at least the minimum guaranteed interest rate indicated in your Policy. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.

The Fixed Account may not be available in all states.

Employer-Financed Insurance Purchase Arrangements—Tax and Other Legal Issues

In addition to corporations and other employers, the Policy is also available for purchase by individuals whose employers will pay some or all of the Premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement. In such cases, references in this prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to Great-West under the Policy by the employer and/or by the employee.

Employers and employees contemplating the purchase of a Policy as a part of an employer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more Premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.

The general considerations applicable to such a purchase include the following:

1.

Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.

2.

Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.

3.	The payment of some or all of the Premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.

4.	The payment of some or all of the Premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.

5.	Under some circumstances, the failure of the employer to make one or more of the planned Premiums under the Policy may cause a lapse of the Policy.

6.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.

7.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.

8.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.

9.

In an employer-financed insurance purchase arrangement, the procedures described below on page, which are designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund. The Fund determines the restrictions imposed, which could be one of the four restrictions described on page or by restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.

Charges and Deductions

The Policy has insurance features and investment features, and there are costs related to each. This section describes the fees and charges that we may make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Policy may result in a profit to us.

Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each Premium payment, which is broken down as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state’s Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.

The current expense charge applied to Premium for sales load is 2.5% of Premium up to target and 1.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) which equals the maximum Premium payable under the seven-pay test such that the Policy remains compliant with 7702A of the Code. Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law and for corporate owned policies only, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first six Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

Policy Year	Percentage of Account Value Returned
Year 1	7%
Year 2	6%
Year 3	5%
Year 4	4%
Year 5	3%
Year 6	2%
Year 7	1%
Year 8	0%

As described under the heading “Term Life Insurance Rider” on page, we may offer a term life insurance rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we accrue against each Division of the Series Account on a daily basis and deduct on the first day of each Policy month by cancelling accumulation units on a pro-rata basis across all Sub-Accounts. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.50% for Policy Years 1 through 20 and 0.10% thereafter. On surrender and payment of the death benefit, we will deduct the pro-rata portion of the mortality and expense charge that has accrued.

Because the value of your Sub-Accounts can vary from month-to-month, the monthly deduction for the mortality and expense risk charge will also vary. If the amount the mortality and expense risk charge is insufficient to cover the costs resulting from the mortality and expense risks that we assume, we will bear the loss. If the amount we charge is more than sufficient to cover such costs, we will make a profit on the charge. To the extent that we do make a profit from this charge, we may use this profit for any corporate purpose, including the payment of administrative, marketing, distribution, and other expenses in connection with the Policies.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of (1), (2), (3), (4) and (5) where:

(1)	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
(2)	is the service charge;
(3)	is the monthly cost of any additional benefits provided by riders which are a part of your Policy;
(4)	is any extra risk charge if the Insured is in a rated class as specified in your Policy; and
(5)	is the accrued mortality and expense charge.

The net amount at risk equals:

•	the death benefit divided by 1.00327374; less
•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured’s sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, investment earnings, persistency, capital and reserve requirements, interest rates and expenses (including taxes), but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table (“2001 CSO”). Currently, the guaranteed minimum monthly risk charge is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000. If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.

Service Charge. We will deduct a maximum of $15 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Maxim Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges. Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund’s net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund’s assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See “Payments We Receive” on page .

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner. While the Insured is alive, unless you have assigned any of these rights, you may:

•	transfer ownership to a new Owner;
•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
•	change or revoke a contingent owner;
•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);
•	exercise all other rights in the Policy;
•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
•	change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums. Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus on page .

You may change your allocation percentages at any time by Request.

Transfers Among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.

Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division’s value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division. In addition, we do not intend to enforce the restriction on Transfers set forth in your Policy except in cases of identified market timing unless the Sub-Account has additional restrictions that are noted in the respective Fund’s prospectus. See “Market Timing & Excessive Trading” on page .

A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Great-West Money Market Fund Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one time rebalancing, however, will be counted as one Transfer).

Fixed Account Transfers. Transfers into the Fixed Account are limited to once every 60 days. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the transfer in the previous 365 day period.

Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading. If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner’s trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:

•

Restrict the Owner to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail (“U.S. Mail Restriction”); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represents that no further market timing or excessive trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the Owner;

•	Close the applicable Fund to all new monies, including contributions and Transfers in;
•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or
•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.

The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.

Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.

Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The cash value of your current Policy will be applied to the new policy as the Initial Premium.

Age Requirements. An Insured’s Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

Policy or Registrant Changes

Addition, Deletion or Substitution of Investment Options. Shares of any or all of the Funds may not always be available for purchase by the Divisions of the Series Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Series Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC, to the extent necessary. We also may close a Division to future Premium allocations and Transfers of Account Value. A Division closing may affect dollar cost averaging and the rebalancer option. We also reserve the right to add Divisions, or to eliminate or combine existing Divisions or to Transfer assets between Divisions, or from any Division to our General Account. In the event of any substitution or other act described in this paragraph, we may make appropriate amendment to the Policy to reflect the change.

The Series Account. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in “Charges and Deductions” beginning on page of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification –

•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or
•	adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly mortality and expense charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10 for the first Valuation Date of the Division. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value on the Policy Date equals:

•	that portion of net Premium received and allocated to the Division, plus
•	that portion of net Premium received and allocated to the Fixed Account, less
•	the service charges due on the Policy Date, less
•	the monthly risk charge due on the Policy Date, less
•	the monthly mortality and expense risk charge due on the Policy Date, less
•	the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:

•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division’s net investment factor, plus
•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus
•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•	that portion of fees due in connection with a partial withdrawal charged to the Division, less
•	the pro-rata portion of the mortality and expense risk charge accrued and charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the mortality and expense risk charge for the Policy Month just ending charged to the Division, less
•

if the first day of a Policy Month occurs during the current Valuation Period, that Division’s portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by dividing (1) by (2) where:

(1) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the “ex-dividend” date occurs during the current Valuation Period, plus or minus
•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

(2) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus
•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The net investment factor may be greater or less than or equal to one. Therefore, the Unit Value may increase, decrease or remain unchanged.

The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of each Fund. These fees and expenses are not fixed or specified under the terms of the Policy, may differ between Funds, and may vary from year to year. Fund fees and expenses are described in each Fund prospectus.

The Fixed Account Value is:

•	Premiums, less Expense Charges, allocated to the Fixed Account; plus
•	Sub-Account Value transferred to the Fixed Account; plus
•	Interest credited to the Fixed Account; minus
•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus

•	The portion of any accrued policy fees and charges allocated to the Fixed Account; minus
•	Loans from the Fixed Account; minus
•	Transfers from the Fixed Account, including any applicable transfer charges.

During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured’s age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy’s Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Paid-Up Life Insurance. When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase “paid-up” insurance. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2001 Commissioner’s Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see “Federal Income Tax Considerations — Treatment When Insured Reaches Attained Age 121” on page .

Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables beginning on page .

Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured’s Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider’s death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider’s death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy’s specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in “Death Benefit” below, using the Total Face Amount shown on your Policy’s specifications page.

Coverage under this rider will take effect on the latter of:

•	the Policy Date of the Policy to which this rider is attached; or
•	the date this rider is delivered and the first rider premium is paid to the Company

The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider’s death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy’s monthly risk charge.

If you purchase this rider, the sales load and return of expense charge will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales load deducted from your Premiums will occur, when the maximum term rider is purchased.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:

•	the date the Policy is surrendered or terminated;
•	the expiration of the grace period of the Policy; or
•	the death of the Insured.

Change of Insured Rider. This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured’s age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, Premiums will be based on the new Insured’s age, sex, mortality class and the Premium rate in effect on the Policy Date.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

Premiums

Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to “rate” an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the “Policy Date”) will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.

Free Look Period. During the free look period (ten days or longer where required by state law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.

Generally, net Premium will be allocated to the Divisions you selected on the application. However, under certain circumstances described below, the net Premium will first be allocated to the Great-West Money Market Division and remain there until the next Valuation Date following the end of the free look period. On that date, the Sub-Account value held in the Great-West Money Market Division will be allocated to the Division(s) selected by you. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.

During the free look period, you may change your Division allocations and your allocation percentages, however depending on whether your state permits the immediate investment of your premium, changes made during the free look period may not take effect until after the free look period has expired.

Policies returned during the free look period will be void from the Issue Date. In some states, we will refund your current Account Value plus the return of any expense charges deducted. In those states, this amount may be higher or lower than your Premium payments, which means you bear the investment risk during the free look period.

Certain states require that we return the greater of your Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the Premiums received. In those states, we will allocate your net

Premium payments to the Great-West Money Market Fund Division. We will Transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your most recent allocation instructions on file at the end of the free look period.

Premium. All Premium payments must be made payable to “Great-West Life & Annuity Insurance Company” and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy’s Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See “Charges and Deductions — Expense Charge Applied to Premium,” on page .

Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit. If your Policy is in force at the time of the Insured’s death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured’s death. The amount payable will be:

•	the amount of the selected death benefit option, less
•	the value of any Policy Debt on the date of the Insured’s death, less
•	any accrued and unpaid Policy charges.

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured’s death to the date of payment.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See “Federal Income Tax Considerations - Tax Status of the Policy,” on page . Your Policy must qualify under the cash value accumulation test (“CVAT”).

Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by a pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.

The Policy has two death benefit options.

Option 1. The “Level Death” Option. Under this option, the death benefit is –

•	the Policy’s Total Face Amount on the date of the Insured’s death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2. The “Coverage Plus” Option. Under this option, the death benefit is –

•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured’s death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to maximize your death benefit.

Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:

•

If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.

Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases in Total Face Amount. To Request an increase in Total Face Amount, you must provide satisfactory evidence of the Insured’s insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month’s monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the “Other Provisions and Benefits” section of this prospectus.

Decreases in Total Face Amount. A decrease in Total Face Amount will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:

•	first, to the most recent increase;
•	second, to the next most recent increases, in reverse chronological order; and
•	finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.

We will determine your Cash Surrender Value (minus any charges not previously deducted) as of the end of the first Valuation Date after we receive your Request for surrender.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” beginning on page of this prospectus.

Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions and the Fixed Account in proportion to the amounts in the Divisions and the Fixed Account bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.

A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations — Tax Treatment of Policy Benefits,” beginning on page of this prospectus.

Loans

Policy Loans. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made less any accrued loan interest and less the current monthly deductions remaining for the balance of the Policy Year. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.

The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for Policy loans is the Moody’s Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody’s Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state’s Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the Policy loan rate.

Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.

A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured’s death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage. If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement. Before the Insured’s death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:

•	you make your reinstatement Request within three years from the date of termination;
•	you submit satisfactory Evidence of Insurability to us;
•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;
•	you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and
•

you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy’s Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:

•	the Account Value at the time of termination; plus
•	net Premiums attributable to Premiums paid to reinstate the Policy; less
•	the monthly expense charge; less
•	the monthly cost of insurance charge applicable on the date of reinstatement; less
•	The expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment. We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
•	the SEC, by order, permits postponement for the protection of Owners; or
•

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the “IRS”) current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be “adequately diversified” in accordance with certain Treasury Department regulations.

Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition on you of federal income tax at ordinary income tax rates with respect to the earnings allocable to the Policy in the year of the failure and all prior years prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.

Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your Beneficiary’s gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:

•	the exchange of a Policy for a life insurance, endowment or annuity contract;
•	a change in the death benefit option;
•	a Policy loan;
•	a partial surrender;
•	a complete surrender;
•	a change in the ownership of a Policy;
•	a change of the named Insured; or
•	an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the “investment in the contract,” which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums (“seven-pay test”). In addition, a Policy may be treated as a MEC if there is a “material change” to the Policy.

We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a “material change,” we will retest your Policy for compliance as of the date of the “material change.” Failure to comply in either case would result in the Policy’s classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions

Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the “investment in the contract,” and then as a distribution of taxable income to the extent the distribution exceeds the “investment in the contract.” An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:

•

First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the “investment in the contract” at the time of the distribution.

•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
•

Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loans, or loans secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.	is made when the taxpayer is age 59 1/2 or older;
2.	is attributable to the taxpayer becoming disabled; or
3.

is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary’s life (or life expectancies).

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a “paid-up” life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a “life insurance contract” under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under §7702, or its status as not a MEC under §7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].”

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a “life insurance contract.” We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the Owner’s ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer’s otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity’s deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity’s interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer’s average unborrowed cash value bears to the sum of the taxpayer’s average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.

In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new Policies received in Section 1035 tax-free exchanges unless such Policies also qualify for the exception provided by Section 264(f)(4) of the Code.

Employer-Owned Life Insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.

Split Dollar Life Insurance. A tax adviser should also be consulted with respect to the split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal advisor.

Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Change of Insured Rider. The Company makes no representations concerning the tax effects of the change of insured rider. Owners are responsible for seeking tax counsel regarding the tax effects of the Rider. The Company reserves the right to refund cash value exceeding allowable limits for tax exempt purposes, or that would be charged as current interest income to Owners.

The Health Care and Education Reconciliation Act of 2010 (the “Act”). The Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Proposed regulations issued by the IRS define “net investment income” for this purpose as including taxable distributions from life insurance policies over allowable deductions, as such term is defined in the Act. Please consult the impact of the Act on you with a competent tax advisor.

Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain Policy acquisition expenses over a ten year period rather than currently deducting such expenses. This so-called “deferred acquisition cost” tax (“DAC tax”) applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.

A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary.

•	We do not make any guarantees about the Policy’s tax status.
•	We believe the Policy will be treated as a life insurance contract under federal tax laws.

•	Death benefits generally are not subject to federal income tax.
•	Investment gains are normally not taxed unless distributed to you before the Insured dies.
•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.
•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Beverly A. Byrne, Chief Compliance Officer & Legal Counsel, Financial Services, of Great-West, has passed upon all matters of Colorado law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Colorado law. The law firm of Jorden Burt LLP, 1025 Thomas Jefferson St., N.W., Suite 400 East, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.

Abandoned Property Requirements

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of life insurance policies) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your policy and other information on file with us up to date, including the names, contact information, and identifying information for owners, beneficiaries, and other payees. Such updates should be communicated by writing to the Company at 8515 E. Orchard Road, 9T2, Greenwood Village, CO 80111, by calling 888-353-2654, by sending an email to gwexecbenefits@greatwest.com or via the web at www.greatwest.com/executivebenefits.

Financial Statements

Great-West’s consolidated financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

Appendix A – Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.

Cash Surrender Value – is equal to:

(a)	Account Value on the effective date of the surrender; less
(b)	outstanding Policy loans and accrued loan interest, if any; less
(c)	any monthly cost of insurance charges.

Corporate Headquarters – Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund. Divisions may also be referred to as “investment divisions” or “sub-accounts” in the prospectus, SAI or Series Account financial statements.

Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date – The date on which the first Premium payment is credited to the Policy.

Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fixed Account – A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts.

Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

General Account – All of our assets other than those held in a separate investment account.

Initial Premium – The initial Premium amount specified in a Policy.

Insured – The person whose life is insured under the Policy.

Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date – The date on which we issue a Policy.

A-1

Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.

Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” on page .

NYSE – New York Stock Exchange.

Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.

Policy Month – The one-month period commencing on the same day of the month as the Policy Date.

Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Premiums – Amounts received and allocated to the Sub-Account(s) and the Fixed Account prior to any deductions.

Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.

SEC – The United States Securities and Exchange Commission.

Series Account – The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL –2 Series Account. It is registered as a unit investment trust under the 1940 Act.

Sub-Account – Sub-division(s) of the Owner’s Account Value containing the value credited to the Owner from the Series Account. Sub-Accounts may also be referred to as “investment divisions” or “Divisions” in the prospectus, SAI or Series Account financial statements.

Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.

Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.

Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.

Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.

Unit – An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value – The value of each Unit in a Division.

Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

The SAI is a document that includes additional information about the Series Account, including the financial statements of both Great-West and of each of the Divisions of the Series Account. The SAI is incorporated by reference as a matter of law into the prospectus, which means that it is legally part of the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquires about the Policy, contact Great-West toll-free at 888-353-2654 or via email at www.greatwest.com/executivebenefits.

Information about the Series Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Series Account are available on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing at the Public Reference Section of the Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09201

Great-West Life & Annuity Insurance Company

A Stock Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

(303) 737-3000

Executive Benefit VUL — Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

offered by Great-West Life & Annuity Insurance Company

in connection with its COLI VUL-2 Series Account

This prospectus describes a flexible premium variable universal life insurance policy (the “Policy”) offered by Great-West Life & Annuity Insurance Company (“Great-West,” “Company,” “we,” “our” or “us”). The Policy offered under this prospectus is no longer issued to new purchasers. The Policy offered under this prospectus has not been offered for sale since April 30, 2011; however, you may make additional Premium payments as permitted under your Policy.

The Policy is designed for use by corporations and employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. The Policy is designed to meet the definition of a “life insurance contract” for federal income tax purposes.

The Policy allows “you,” the Owner, within certain limits to:

•	choose the type and amount of insurance coverage you need and increase or decrease that coverage as your insurance needs change;
•	choose the amount and timing of Premium payments, within certain limits;
•	allocate Premium payments among the available investment options and Transfer Account Value among available investment options as your investment objectives change; and
•	access your Account Value through loans and partial withdrawals or total surrenders.

This prospectus contains important information you should understand before purchasing a Policy, including a description of the material rights and obligations under the Policy. We use certain special terms that are defined in Appendix A. Your Policy and any endorsements are the formal contractual agreement between you and the Company. It is important that you read the Policy and endorsements which reflect other variations. You should keep this prospectus on file for future reference. The Policy that we are currently issuing, Executive Benefit VUL II, is offered under a separate prospectus.

The Policy and Fixed Account endorsement (and optional Term Life Insurance Rider) that we issued until April 30, 2011 became available on January 1, 2009. The Policy and optional Term Life Insurance Rider described in this prospectus are based on state-required 2001 CSO mortality tables, as defined below. Before January 1, 2009, we issued an earlier version of the Policy (“Pre-2009 Policy”) and optional Rider, which were based on 1980 CSO mortality tables. Many of the Pre-2009 Policies and optional Riders still remain outstanding. The Pre-2009 Policy differs somewhat from the Policy that we issued until April 30, 2011, and certain of the information in this prospectus, therefore, does not apply to those Pre-2009 Policies. Appendix B to this prospectus explains the information that applies instead to the Pre-2009 Policy and Pre-2009 optional Rider. Therefore, if you own a Pre-2009 Policy (issued prior to January 1, 2009), you should also refer to Appendix B at the end of this prospectus for information about how your Pre-2009 Policy and optional Rider differs from the Policy that we issued until April 30, 2011.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 2013

Legal Matters	47
Abandoned Property Requirements	47
Financial Statements	47
Appendix A – Glossary of Terms	A-1
Appendix B – Information About How A Pre-2009 Policy and Optional Term Insurance Rider (Issued Prior to January 1, 2009) Differs from the Policy and Optional Rider that We Issued until April 30, 2011	B-1

Summary of the Policy and its Benefits

This is a summary of some of the most important features of your Policy. The Policy is more fully described in the remainder of this prospectus. Please read this prospectus carefully. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply.

1.    Corporate-Owned Variable Life Insurance. We will issue Policies to corporations and employers and to certain individuals to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We will issue Policies on the lives of prospective Insureds who meet our underwriting standards.

2.    The Series Account. We have established a separate account to fund the variable benefits under the Policy. The assets of the Series Account are insulated from the claims of our general creditors.

3.    Premium Payments. You must pay us an Initial Premium to put your Policy in force. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100.00. Thereafter, you choose the amount and timing of Premium payments, within certain limits.

4.    Fixed Account. You may allocate some or all of your net payments and/or make Transfers from the Sub-Accounts to the Fixed Account. The Fixed Account is part of our General Account. We own the assets in the General Account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. These Fixed Account assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over investment of the Fixed Account assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account.

We guarantee that the amounts allocated to the Fixed Account will be credited interest at a net effective annual interest rate of at least 3.00%, the minimum interest rate provide in your Policy. At our discretion, we will review the interest rate at least once a year. We may reset the interest rate monthly. The Fixed Account is not affected by the investment performance of the Sub-Accounts. Policy value in the Fixed Account will be reduced by the Policy fees and charges we deduct and the effects of any Policy transactions (loans, withdrawals, and Transfers) on your Policy value in the Fixed Account.

5.    Free Look Period. You may return your Policy to us for any reason within ten days of receiving it, or such longer period as required by applicable state law (in some states, up to 30 days for replacement policies), and depending on state law, receive (i) the greater of your Premiums, less any withdrawals, or your Account Value, or (ii) your Account Value plus the return of any expense charges deducted. The money you contribute to the Policy will be invested at your direction, except that in some states during your free look period your Premiums will be allocated to the Great-West Money Market Division.

6.    Investment Options and Funds. You may allocate your net Premium payments among the available investment divisions (“Divisions”) or the Fixed Account.

Each Division invests exclusively in shares of a single Fund. Each Fund has its own distinct investment objective and policies, which are described in the accompanying prospectuses for the Funds.

You may Transfer amounts from one Division to another or the Fixed Account, subject to the restrictions described herein.

7.    Death Benefit. You may choose from among two death benefit options –

1.	a fixed benefit equal to the Total Face Amount of your Policy; or
2.	a variable benefit equal to the sum of the Total Face Amount and your Account Value.

For each option, the death benefit may be greater if necessary to satisfy federal tax law requirements.

We will deduct any outstanding Policy Debt and unpaid Policy charges before we pay a death benefit. In addition, prior partial withdrawals may reduce the Death Benefit Proceeds under the first option.

At any time, you may increase or decrease the Total Face Amount, subject to our approval and other requirements set forth in the Policy.

After the first Policy Year, you may change your death benefit option once each Policy Year.

8. Account Value. Your Account Value will reflect –

1.	the Premiums you pay;
2.	the investment performance of the Divisions you select;
3.	the value of the Fixed Account.
4.	any Policy loans or partial withdrawals;
5.	your Loan Account balance; and
6.	the charges we deduct under the Policy.

9. Accessing Your Account Value. You may borrow from us using your Account Value as collateral. Loans may be treated as taxable income if your Policy is a “modified endowment contract” (“MEC”) for federal income tax purposes and you have had positive net investment performance.

There are no surrender charges associated with your Policy. You may surrender your Policy for its Cash Surrender Value plus return of expense charge, if applicable. The return of expense charge is a percentage of your Account Value and is described in greater detail on.

You may withdraw a portion of your Account Value at any time while your Policy is in force.

A withdrawal may reduce your death benefit.

We will charge an administrative fee not greater than $25 per withdrawal on partial withdrawals after the first in a Policy Year.

10. Supplemental Benefits. The following optional riders are available –

1.	term life insurance; and
2.	change of Insured.

We will deduct the cost, if any, of the rider(s) from your Account Value on a monthly basis.

11. Paid-Up Life Insurance. If the Insured reaches Attained Age 121 and your Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. Your Account Value will remain in the Series Account allocated to the Divisions or the Fixed Account in accordance with your instructions. The death benefit under this paid-up insurance will be fixed by the Internal Revenue Code of 1986, as amended (“Code”) for Insureds age 99. As your Account Value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly.

12. Reinstatement. If your Policy terminates due to insufficient value, we will reinstate it within three years at your Request, subject to certain conditions.

13. Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit may be reduced and you may incur taxes and tax penalties.

14. Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account.

The Death Benefit Proceeds and your Account Value will be reduced by the amount of any partial withdrawals.

15. Policy Loans. You may borrow from us using your Account Value as collateral. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made.

The minimum Policy loan amount is $500.

16. Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time. Each increase or decrease in the Total Face Amount must be at least $25,000. Minimum face amount is $100,000.

17. Target Premium. Your target Premium is actuarially determined and will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) and equals the maximum Premium payable such that the Policy remains compliant with the Code. The target Premium is used to determine your expense charged applied to the Premium and the sales compensation we pay. Payment of the target premium does not guarantee that your Policy will not lapse, and you may need to pay additional Premiums to keep your Policy in force. Each increase to the Total Face Amount is considered to be a new segment to the Policy. Each segment will have a separate target Premium associated with it.

18. State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, issue age limitations, and the general availability of riders. This prospectus describes the material rights and obligations of an Owner, and the maximum fees and charges for all Policy features and benefits are set forth in the fee table of this prospectus. See your Policy for specific variations because any such state variations will be included in your Policy or in riders or endorsements attached to your Policy. See your agent or contact us for specific information that is applicable to your state.

Policy Risks

1. Account Value Not Guaranteed. Your Account Value is not guaranteed. Your Account Value fluctuates based on the performance of the investment options you select. The investment options you select may not perform to your expectations. Your Account Value may also be affected by charges under your Policy.

2. Not Suitable as Short-Term Savings Vehicle. The Policy is designed for long-term financial planning. Accordingly, you should not purchase the Policy if you need access to the Account Value within a short time. Before purchasing a Policy, consider whether the long-term nature of the Policy is consistent with the purposes for which it is being considered.

3. Risk of Contract Lapse. Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay the Policy’s monthly charges.

If your Policy would terminate due to insufficient value, we will send you notice and allow you a 61-day grace period.

If, within the grace period, you do not make a Premium payment sufficient to cover all accrued and unpaid charges and deductions, your Policy will terminate at the end of the grace period without further notice.

4. Limitations on Withdrawals. Partial withdrawals of Account Value are permitted at any time the Policy is in force. As noted above, the amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. Please note that withdrawals reduce your Account Value and your Death Benefit Proceeds. In addition, withdrawals may have tax consequences.

5. Limitations on Transfers. Subject to our rules as they may exist from time to time, you may at any time Transfer to another Division all or a portion of the Account Value allocated to a Division. Certain limitations apply to Transfers into and out of the Fixed Account. See “Fixed Account Transfers” on page .

6. Limitations or Charges on Surrender of Policy. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. Upon surrender of your Policy, the insurance coverage and all other benefits under the Policy will terminate.

There are no surrender charges associated with your Policy. However, the surrender of your Policy may have tax consequences.

7. Risks of Taking a Policy Loan. As noted above, you may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made. The minimum Policy loan amount is $500.

Taking a Policy loan may increase the risk that your Policy will lapse, will reduce your Account Value, and may reduce the death benefit. In addition, if your Policy is a MEC for tax purposes, taking a Policy loan may have tax consequences.

8. Adverse Tax Consequences. Your Policy is structured to meet the definition of a life insurance contract under the Code. Current federal tax law generally excludes all death benefits from the gross income of the Beneficiary of a life insurance policy. Generally, you are not taxed on any increase in the Account Value until it is withdrawn, but are taxed on surrender proceeds and the proceeds of any partial withdrawals if those amounts, when added to all previous non-taxable distributions, exceed the total Premium paid. Amounts received upon surrender or withdrawals in excess of Premiums are treated as ordinary income.

Under certain circumstances, a Policy may become a MEC for federal tax purposes. This may occur if you reduce the Total Face Amount of your Policy or pay excessive Premiums. We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC without your written permission. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC, but instead will promptly refund the money to you. If you elect to have a MEC contract, you can return the money to us with a signed form of acceptance.

Under current tax law, Death Benefit Proceeds under MECs generally are excluded from the gross income of the Beneficiary. Withdrawals and Policy loans, however, are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includable in your taxable income and taxed at ordinary income tax rates. A 10% penalty tax is also generally imposed on the taxable portion of any amount received before age 59 1/2.

Fund Risks

The Policy currently offers several variable investment options, each of which is a Division of the Series Account. Each Division uses its assets to purchase, at their net asset value, shares of a Fund. The Divisions are referred to as “variable” because their investment experience depends upon the investment experience of the Funds in which they invest.

We do not guarantee that the Funds will meet their investment objectives. Your Account Value may increase or decrease in value depending on the investment performance of the Funds. You bear the risk that those Funds may not meet their investment objectives. A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus, including detailed information concerning investment objectives, strategies, and their investment risk. You may obtain a copy of the Fund prospectuses without charge by contacting us at 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Expense Charge Imposed on Premium*	Upon each Premium payment	Maximum: 10% of Premium Current: 9.0% of Premium up to target and 6.5% of Premium in excess of target
Sales Load**	Upon each Premium payment	Maximum: 6.5% of Premium Current: 5.5% of Premium up to target and 3.0% of Premium in excess of target
Premium Tax**	Upon each Premium payment	Maximum: 3.5% of Premium
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same Policy Year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

*The	Expense Charge consists of the Sales Load plus the Premium Tax.
**	The Sales Load and Premium Tax comprise (and are not in addition to) the Expense Charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (per $1000 Net Amount at Risk)[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.02 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.
Mortality and Expense Risk Charge[2]	Monthly	Guaranteed: 0.90% (of average daily net assets) annually. Current: 0.40% for Policy Years 1- 5, 0.25% for Policy Years 6-20, and 0.10% thereafter.
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

[1]

The cost of insurance will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner will pay. Owners may obtain more information about their particular cost of insurance by contacting us at 888-353-2654.

[2]	The mortality and expense risk is accrued daily and deducted on the first day of each Policy month by cancelling accumulation units pro-rata against all Sub-Accounts.

Supplemental Benefit Charges

Currently, we are offering the following supplemental optional riders. The charges for the rider you select are deducted monthly from your Account Value as part of the Monthly Deduction described on page of this prospectus. The benefits provided under each rider are summarized in “Other Provisions and Benefits” beginning on page below.

Change of Insured Rider	Upon change of Insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non- Smoker, $550,000 Face Amount, Option 1 (Level Death)		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.02 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.21 per $1000.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Policy. More detail concerning each Fund’s fee and expenses is contained in the prospectus for each Fund.

Total Annual Fund Operating Expenses1

(Expenses that are deducted from Fund assets, including management fees,

distribution and/or service (12b-1) fees, and other expenses)

	Minimum	Maximum
Total Annual Fund Operating	0.28%	2.37%

THE ABOVE EXPENSES FOR THE FUNDS WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

1 Expenses are shown as a percentage of a Fund’s average net assets as of December 31, 2012. The expenses above include fees and expenses incurred indirectly by the Great-West Profile Funds and the Great-West Lifetime Funds as a result of investing in shares of acquired funds, if any. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Funds have agreed to waive their fees and/or reimburse the Funds’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. Please see the prospectus for each Fund for information regarding the expenses for each Fund, including fee reduction and/or expense reimbursement arrangements, if applicable. The management fees and other expenses of the Funds are more fully described in the Fund prospectuses.

Description of Depositor, Registrant, and Funds

Great-West Life & Annuity Insurance Company

Great-West is a stock life insurance company organized under the laws of the state of Colorado. Our offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

The Series Account

The Series Account is a segregated asset account of Great-West. We use the Series Account to fund benefits payable under the Policy. The Series Account may also be used to fund benefits payable under other life insurance policies issued by us.

We own the assets of the Series Account, which we hold separate and apart from our General Account assets. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income, gains or losses. The income, gains, and losses credited to, or charged against, the Series Account reflect the Series Account’s own investment experience and not the investment experience of Great-West’s other assets. The assets of the Series Account may not be used to pay any liabilities of Great-West other than those arising from the Policies (and any other life insurance policies issued by us and funded by the Series Account).

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

Great-West is obligated to pay all amounts promised to Owners under the Policies (and any other life insurance policies issued by us and funded by the Series Account).

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Series Account.

The Series Account is divided into Divisions. Each Division invests exclusively in shares of a corresponding Fund. We may in the future add new or delete existing Divisions. The income, gains or losses, realized or unrealized, from assets allocated to each Division are credited to or charged against that Division without regard to the other income, gains or losses of the other Divisions.

All amounts allocated to a Division will be used to purchase shares of the corresponding Fund. The Divisions will at all times be fully invested in Fund shares. We maintain records of all purchases and redemptions of shares of the Funds.

The Investment Options and Funds

The Policy offers a number of Divisions or Sub-Accounts. Each Division invests in a single Fund. Each Fund is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), or a separate series of shares of such a mutual fund. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds. The fund prospectuses should be read in connection with this prospectus. YOU MAY OBTAIN A PROSPECTUS AND, IF AVAILABLE, A FUND SUMMARY, CONTAINING COMPLETE INFORMATION ON EACH FUND, WITHOUT CHARGE, UPON REQUEST BY CONTACTING US AT 888-353-2654. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the Fund’s prospectus.

Each Fund holds its assets separate from the assets of the other Funds, and each Fund has its own distinct investment objective and policies. Each Fund operates as a separate investment fund, and the income, gains and losses of one Fund generally have no effect on the investment performance of any other Fund.

The Funds are NOT available to the general public directly. The Funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any similarly named Fund may differ substantially.

Payments We Receive. Some of the Funds’ investment advisers or affiliates may compensate us for providing the administrative, recordkeeping and reporting services they would normally be required to provide for individual shareholders or cost savings experienced by the investment advisers or affiliates of the Funds. Such compensation is typically a percentage of Series Account assets invested in the relevant Fund and generally may range up to 0.35% of net assets. GWFS Equities, Inc. (“GWFS”), a broker-dealer and subsidiary of Great-West and the principal underwriter and distributor of the Policy, may also receive Rule 12b-1 fees (ranging up to 0.25%) directly from certain Funds for providing distribution related services related to shares of Funds offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of Series Account assets invested in a Fund.

If you purchased the Policy through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for services provided with regard to the sale of Fund shares to the Divisions under the Policy. The amount and/or structure of the compensation can possibly create conflict of interest as it may influence the broker-dealer or other intermediary and your salesperson to present this Policy (and certain Divisions under the Policy) over other investment alternatives. The variations in compensation, however, may also reflect differences in sales effort or ongoing customer services expected of the broker-dealer or other intermediary or your salesperson. You may ask your salesperson about variations and how he or she and his or her broker-dealer are compensated for selling the Policy or visit your financial intermediary’s Web site for more information.

Payments We Make. In addition to the direct cash compensation described above for sales of the Policies, Great-West and/or its affiliates may also pay GWFS agents additional cash and non-cash incentives to promote the sale of the Policies and other products distributed by GWFS, including Funds of Great-West Funds, Inc., which are available Funds under the Policies. Great-West and/or its affiliates may sponsor various contests and promotions subject to applicable FINRA regulations in which GWFS agents may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, Great-West and/or its affiliates may also pay for travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Cash incentive payments may vary depending on the arrangement in place at any particular time. Cash incentives payable to GWFS agents may be based on certain performance measurements, including a percentage of the net amount invested in certain Funds available under the Policy. These additional payments could be viewed as creating conflicts of interest. In some cases, the payment of incentive-based compensation may create a financial incentive for a GWFS agent to recommend or sell the Policy instead of other products or recommend certain Funds under the Policy over other Funds, which may not necessarily be to your benefit.

Closed Divisions. Effective April 1, 2004, the Divisions investing in the following Funds were closed to new Owners: American Century VP International Fund (Class I Shares), American Century VP Income & Growth Fund

(Class I Shares), AIM V.I. Core Stock Fund (now known as the Invesco V.I. Core Equity Fund) (Class I Shares) and Neuberger Berman AMT Guardian Portfolio (I Shares). However, Owners with amounts invested in the aforementioned Divisions as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2005, the Divisions investing in the following Funds were closed to new Owners: AIM V.I. Technology Fund (Series I Shares), Federated American Leaders Fund II (Primary Shares) (now known as Federated Clover Value Fund II (Primary Shares)), Federated International Equity Fund II, Fidelity VIP Growth Portfolio (Service Class 2 Shares); Janus Aspen Worldwide Growth Portfolio (Institutional Shares), Maxim Small-Cap Growth Portfolio (formerly the Maxim Trusco Small-Cap Growth Portfolio, which was formerly the Maxim MFS® Small-Cap Growth Portfolio), Neuberger Berman AMT Mid-Cap Growth Portfolio (I Shares). However, Owners with amounts invested in the aforementioned Divisions as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2005, the Division investing in the following Fund was closed to all Owners: AIM V.I. Financial Services Fund (Series I Shares). Premium payments and Transfers are not permitted into this Division.

Effective May 1, 2006, the Division investing in Maxim Ariel Mid-Cap Value Portfolio was closed to new Owners. However, Owners with amounts invested in this Fund as of May 1, 2006, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Effective February 23, 2007, the Division investing in Dreyfus IP Emerging Leaders Portfolio (Initial Shares) was closed to all Owners and no Premium payments or Transfers are permitted into this Division.

Effective May 1, 2007, the Divisions investing in the following Funds were closed to new Owners: AIM V.I. Global Health Care (Series I Shares), American Century VP Ultra (Class I Shares) and Dreyfus VIF Appreciation Portfolio (Initial Shares). However, Owners with amounts transferred in the aforementioned Divisions as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2008, the Divisions investing in the following Funds were closed to new Owners: Dreyfus IP Technology Growth (Initial Shares), Federated High Income Bond Fund II (Primary Shares), Neuberger Berman AMT Small Cap Growth (S Shares) (formerly Neuberger Berman AMT Fasciano (S Shares)). However, Owners with amounts transferred in the aforementioned Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of such Divisions.

Effective May 1, 2009, the Divisions investing in the following Funds were closed to new Owners: Dreyfus IP MidCap Stock (Initial Shares); Fidelity VIP Investment Grade Bond (Service Class 2 Shares); and Neuberger Berman AMT Partners (I Shares).

Effective May 1, 2009, each of the following three Putnam Funds (IB Shares) are replaced with IA Shares: Putnam VT High Yield Fund; Putnam VT International New Opportunities Fund; and Putnam VT MidCap Value Fund.

Effective April 30, 2010, the Division investing in the Federated Kaufmann Fund is closed to new owners, however, Owners with amounts transferred in to aforementioned Division as of April 30, 2010, may continue to allocate Premium payments and Transfer amounts into and out of such Division.

Effective April 30, 2013, the Great-West Invesco ADR Fund was merged into the Great-West MFS International Value Fund.

Effective May 1, 2013, the Division investing in the following Fund was closed to new owners: Invesco VI Global Health Care Fund. Owners with amounts invested in this Fund as of May 1, 2013, may continue to allocate premium payments and Transfer amounts into and out of this Division.

Fund Investment Policies. The investment policies of the Funds are briefly described below:

Alger Portfolios (advised by Fred Alger Management, Inc.)

Alger Small Cap Growth Portfolio (Class I-2 Shares) The Fund seeks long-term capitalization.

American Century Variable Portfolios, Inc. (advised by American Century Investment Management, Inc.)

American Century Investments VP Income & Growth Fund (Class I Shares) The Fund seeks capital growth. Income is a secondary objective. Effective April 1, 2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Investments VP International Fund (Class I Shares) The Fund seeks capital growth. Effective April 1, 2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Investments VP Ultra® Fund (Class I Shares) The Fund seeks long-term capital growth. Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

American Century Investments VP Value Fund (Class I Shares) The Fund seeks long-term capital growth. Income is a secondary objective.

American Century Investments VP VistaSM Fund (Class I Shares) The Fund seeks long-term capital growth.

American Funds Insurance Series (advised by Capital Research and Management Company)

American Funds IS Growth Fund (Class 2 Shares) The Fund’s investment objective is to provide growth of capital.

American Funds IS Global Small Capitalization Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.

American Funds IS International Fund (Class 2 Shares) The Fund’s investment objective is to provide long-term growth of capital.

American Funds IS New World Fund (Class 2 Shares) The Fund’s investment objective is long-term capital appreciation.

Columbia Variable Portfolio (advised by Columbia Management Advisers, LLC)

Small Cap Value (Class 1 Shares) The Fund seeks long-term capital appreciation.

Davis Variable Account Fund, Inc. (advised by Davis Selected Advisors, L.P.)

Davis Financial Fund The Fund’s investment objective is long-term growth of capital.

Davis Value Fund The Fund’s investment objective is long-term growth of capital.

Dreyfus Stock Index Fund (advised by The Dreyfus Corporation)

Dreyfus Stock Index Fund (Initial Shares) The Fund seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index.

Dreyfus Investment Portfolios (advised by The Dreyfus Corporation of New York, New York)

Dreyfus IP MidCap Stock Portfolio (Initial Shares) The Fund seeks investment returns that are greater than the total return performance of publicly traded common stocks of medium-sized domestic companies in the aggregate as represented by the Standard & Poor’s MidCap 400® Index. Effective May 1, 2009, the Division

investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus IP Technology Growth Portfolio (Initial Shares) The Fund seeks capital appreciation. The Fund may also sell stocks when the managers’ evaluation of a sector has changed. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus Variable Investment Fund (advised by The Dreyfus Corporation of New York, New York)

Dreyfus VIF Appreciation Portfolio (Initial Shares) The Fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. Fayez Sarofim & Co. is the sub-adviser to this Fund. Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in the Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Dreyfus VIF International Equity Portfolio (Initial Shares) The Fund seeks capital growth. Newton Capital Management Limited is the sub-adviser to this Fund.

DWS (advised by Deutsche Investment Management Americas Inc.)

DWS Variable Series II: DWS Alternative Asset Allocation VIP (Class A Shares) The Fund seeks capital appreciation. RREEF America L.L.C. and QS Investors, LLC are the subadvisers for the Fund.

DWS Variable Series II: DWS Small Mid Cap Value VIP (formerly known as DWS Dreman Small Mid Cap Value VIP) (Class A Shares) The Fund seeks long-term capital appreciation. Dreman Value Management L.L.C. is the subadviser for the Fund.

DWS Variable Series II: DWS Core Equity VIP (Class A Shares) The Fund seeks long-term growth of capital, current income and growth of income. QS Investors, LLC is the subadviser for the Fund.

DWS Variable Series I: DWS Global Small Cap Growth VIP (Class A Shares) The Fund seeks above-average capital appreciation over the long term.

DWS Variable Series II: DWS High Income VIP (Class A Shares) The Fund seeks to provide a high level of current income.

DWS Variable Series II: DWS Large Cap Value VIP (Class A Shares)) The Fund seeks to achieve a high rate of total return. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

DWS Investments VIT Funds: DWS Small Cap Index VIP (Class A Shares) The Fund seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies. Northern Trust Investments, N.A. is the sub-adviser for the Portfolio.

Federated Insurance Series

Federated High Income Bond Fund II (Primary Shares) The Fund seeks high current income. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Advised by Federated Investment Management Company.

Federated Kaufmann Fund II (Primary Shares) The Fund seeks capital appreciation. Effective April 30, 2009, the Division investing this Fund was closed to new Owners however, Owners with amounts in the Division as of April 30, 2010, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Advised by Federated Equity Management Company of Pennsylvania.

Fidelity Variable Insurance Products (VIP) Fund (advised by Fidelity Management & Research Company)

Fidelity VIP Contrafund® Portfolio (Service Class 2 Shares) The Fund seeks long-term capital appreciation. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Fidelity VIP Growth Portfolio (Service Class 2 Shares) The Fund seeks to achieve capital appreciation. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Investment Grade Bond Portfolio (Service Class 2 Shares) The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Fidelity Investments Money Management, Inc. and other investment advisers serve as sub-advisers for the Fund. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Fidelity VIP Mid Cap Portfolio (Service Class 2 Shares) The Fund seeks long-term growth of capital. FMR Co., Inc. and other investment advisers serve as sub-advisers for the Fund.

Goldman Sachs Variable Investment Trust (advised by Goldman Sachs Asset Management)

Goldman Sachs Mid Cap Value Fund (Institutional Class Shares) The Fund seeks long-term capital appreciation.

Great-West Funds, Inc. (formerly Maxim Series Fund, Inc.) (advised by Great-West Capital Management, LLC, a wholly owned subsidiary of Great-West)

Great-West Ariel Small Cap Value Fund (formerly known as Maxim Ariel Small-Cap Value Portfolio)

The Fund’s investment objective is long-term capital appreciation.

Ariel Investments, LLC is the sub-adviser to this Fund.

Great-West Ariel MidCap Value Fund (formerly known as Maxim Ariel Mid-Cap Value Portfolio) The Fund seeks long-term capital appreciation. Effective May 1, 2006, the Division investing in this Fund was closed to new investors; however, Owners with amounts invested in this Division as of May 1, 2006 may continue to allocate Premium payments and Transfer amounts into and out of this Division. Ariel Investments, LLC is the sub-adviser to this Fund.

Great-West Bond Index Fund (formerly known as Maxim Bond Index Portfolio) The Fund seeks results that track the total return of the fixed income securities that comprise the Barclays Capital U.S. Aggregate Bond Index.

Great-West Federated Bond Fund (formerly known as Maxim Federated Bond Portfolio) The Fund seeks to provide total return, consisting of two components: (1) changes in the market value of its portfolio holdings (both realized and unrealized appreciation); and (2) income received from its portfolio holdings.

Great-West International Index Fund The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the MSCI EAFE (Europe, Australasia, Far East) Index.

Great-West Janus Large Cap Growth Fund (formerly known as Maxim Janus Large Cap Growth Portfolio) The Fund seeks long-term growth of capital. Janus Capital Management, LLC is the sub-adviser to this Fund.

Great-West Loomis Sayles Bond Fund (formerly known as Maxim Loomis-Sayles Bond Portfolio) The Fund seeks high total investment return through a combination of current income and capital appreciation. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Great-West Loomis Sayles Small Cap Value Fund (formerly known as Maxim Loomis Sayles Small-Cap Value Portfolio) The Fund seeks long-term capital growth. Loomis, Sayles & Company, L.P. is the sub-adviser to this Fund.

Great-West MFS International Value Fund (formerly known as Maxim MFS International Value Portfolio) The Fund seeks long-term capital growth. Massachusetts Financial Service Company is the sub-adviser to this Fund. Effective April 30, 2013, the Great-West Invesco ADR Fund was merged into the Great-West MFS International Value Fund.

Great-West Money Market Fund (formerly known as Maxim Money Market Portfolio) The Fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Investment in the Great-West Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.

Great-West Real Estate Index Fund The Fund seeks investment results, before fees and expenses, that track the total return of a benchmark index that measures the performance of publicly traded equity real estate investment trusts.

Great-West S&P MidCap 400® Index Fund The Fund seeks investment results, before fees and expenses, that track the total return of the common stocks that comprise the Standard & Poor’s MidCap 400® Index.

Great-West Short Duration Bond Fund (formerly known as Maxim Short Duration Bond Portfolio) The Fund seeks maximum total return that is consistent with preservation of capital and liquidity.

Great-West Small Cap Growth Fund (formerly known as Maxim Small-Cap Growth Portfolio) The Fund seeks long-term capital growth. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division. Silvant Capital Management, LLC is the sub-adviser for this Fund.

Great-West T. Rowe Price Equity Income Fund (formerly known as Maxim T. Rowe Price Equity/Income Portfolio) The Fund seeks substantial dividend income and also long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West T. Rowe Price Mid Cap Growth Fund (formerly known as Maxim T. Rowe Price MidCap Growth Portfolio) The Fund seeks long-term capital appreciation. T. Rowe Price Associates, Inc. is the sub-adviser to this Fund.

Great-West Templeton Global Bond Fund (formerly known as Maxim Templeton Global Bond Portfolio) The Fund seeks current income with capital appreciation and growth of income. Franklin Advisers, Inc. is the sub-adviser to this Fund.

Great-West U.S. Government Mortgage Securities Fund (formerly known as Maxim U.S. Government Mortgage Securities Portfolio) The Fund seeks the highest level of return consistent with preservation of capital and substantial credit protection.

Great-West Profile I Funds (formerly Maxim Profile I Portfolios)

Each of the following five Profile Funds seeks to provide an asset allocation program designed to meet certain investment goals based on an investor’s risk tolerance, investment time horizon and personal objectives.

Great-West Aggressive Profile I Fund (formerly known as Maxim Aggressive Profile I Portfolio) seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize equity investments.

Great-West Moderately Aggressive Profile I Fund (formerly known as Maxim Moderately Aggressive Profile I Portfolio) seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize equity investments and, to a lesser degree, fixed income securities.

Great-West Moderate Profile I Fund (formerly known as Maxim Moderate Profile I Portfolio) seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, with a relatively equal emphasis on equity and fixed income investments.

Great-West Moderately Conservative Profile I Fund (formerly known as Maxim Moderately Conservative Profile I Portfolio) seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize fixed income investments, and, to a lesser degree, equity investments.

Great-West Conservative Profile I Fund (formerly known as Maxim Conservative Profile I Portfolio) seeks capital preservation primarily through investments in other mutual funds, including mutual funds that may not be affiliated with Great-West Funds, that emphasize fixed income investments.

Great-West Lifetime Funds (formerly Maxim Lifetime Asset Allocation Portfolios)

Great-West Lifetime 2015 Fund II (formerly known as Maxim Lifetime 2015 Portfolio II) – Class T The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2015, the investment objective is to seek income and, secondarily, capital growth.

Great-West Lifetime 2025 Fund II (formerly known as Maxim Lifetime 2025 Portfolio II) – Class T The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2025, the investment objective is to seek income and, secondarily, capital growth.

Great-West Lifetime 2035 Fund II (formerly known as Maxim Lifetime 2035 Portfolio II) – Class T The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2035, the investment objective is to seek income and, secondarily, capital growth.

Great-West Lifetime 2045 Fund II (formerly known as Maxim Lifetime 2045 Portfolio II) – Class T The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2045, the investment objective is to seek income and, secondarily, capital growth.

Great-West Lifetime 2055 Fund II (formerly known as Maxim Lifetime 2055 Portfolio II) – Class T The Fund seeks capital appreciation and income consistent with its current asset allocation. After 2055, the investment objective is to seek income and, secondarily, capital growth.

Invesco Variable Insurance Funds (advised by Invesco Advisers, Inc.)

Invesco V.I. Core Equity Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital. Effective April 1, 2004, the AIM V.I. Core Stock Fund was closed to new Owners; Owners with amounts invested in this Division as of April 1, 2004, were permitted to continue to allocate Premium payments and Transfer amounts into and out of this Division. Effective May 1, 2006, the AIM V.I. Core Stock Fund merged into the AIM V.I. Core Equity Fund. Following the transaction, this Division investing in the AIM V.I. Core Equity Fund continues to be closed to new Owners; however, Owners with amounts invested in this Division may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Invesco V.I. Diversified Dividend Fund (formerly Diversified Dividend Growth Fund) (Series I Shares) The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital. Effective May 1, 2005, the Division investing in this Fund was closed to all Owners and no Premium payments or Transfers are permitted into the Division.

Invesco V.I. Global Health Care Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital. Effective May 1, 2007, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2007, may continue to allocate Premium payments and Transfer amounts into and out of this Divisions.

Invesco V.I. Global Real Estate Fund (Series I Shares) The Fund’s investment objective is total return through growth of capital and current income. Invesco Asset Management Limited is the sub-adviser for this Fund.

Invesco V.I. International Growth Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital.

Invesco V.I. Mid Cap Core Equity Fund (Series I Shares) The Fund’s objective is long-term growth of capital.

Invesco V.I. Technology Fund (Series I Shares) The Fund’s investment objective is long-term growth of capital. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Janus Aspen Series (advised by Janus Capital Management, LLC)

Janus Aspen Balanced Portfolio (Institutional Shares) The Fund seeks long-term growth of capital consistent with preservation of capital and balanced by current income.

Janus Aspen Flexible Bond Portfolio (Institutional Shares) The Fund seeks to obtain maximum total return, consistent with the preservation of capital.

Janus Aspen Forty Portfolio (Institutional Shares) The Fund seeks long-term growth of capital.

Janus Aspen Global Technology Portfolio (Institutional Shares) The Fund seeks long-term growth of capital.

Janus Aspen Overseas Portfolio (Institutional Shares) The Fund seeks long-term growth of capital.

Janus Aspen Global Research Portfolio (formerly known as Janus Aspen Worldwide Portfolio) (Institutional Shares) The Fund seeks long-term growth of capital. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman Advisers Management Trust (advised by Neuberger Berman Management Incorporated)

Neuberger Berman AMT Guardian Portfolio (Class I Shares) The Fund seeks long-term growth of capital; current income is a secondary goal. Effective April 1, 2004, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of April 1, 2004, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Mid-Cap Growth Portfolio (Class I Shares) The Fund seeks growth of capital. Effective May 1, 2005, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2005, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Large Cap Value Portfolio (formerly known as Neuberger Berman AMT Partners Portfolio) (Class I Shares) The Fund seeks growth of capital. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (Class I Shares) The Fund seeks growth of capital.

Neuberger Berman AMT Small Cap Growth Portfolio (Class S Shares) The Fund seeks long-term capital growth. Effective May 1, 2008, the Division investing in this Fund was closed to new Owners; however, Owners with amounts invested in this Division as of May 1, 2008, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Neuberger Berman AMT Socially Responsive Portfolio (Class I Shares) The Fund seeks long-term growth of capital by investing in securities of companies that meet the Fund’s financial criteria and social policy.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company, LLC)

PIMCO VIT High Yield Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Real Return Portfolio (Administrative Shares) The Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management.

PIMCO VIT Total Return Portfolio (Administrative Shares) The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.

Putnam Variable Trust (advised by Putnam Investment Management, LLC)

Putnam VT Equity Income Fund (Class IA Shares) The Fund seeks capital growth and current income.

Putnam VT Global Health Care Fund (Class IA Shares) The Fund seeks capital appreciation.

Putnam VT High Yield Fund (Class IA Shares) The Fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income.

Putnam VT International Growth Fund Class (IA Shares) The Fund seeks long-term capital appreciation.

Putnam VT MidCap Value Fund (Class IA Shares) The Fund seeks capital appreciation and, as a secondary objective, current income.

Royce Capital Fund (advised by Royce & Associates, LLC)

Royce Micro-Cap Portfolio (Service Class Shares) The Fund’s investment goal is long-term growth of capital.

Royce Small-Cap Portfolio (Service Class Shares) The Fund’s investment goal is long-term growth of capital.

Van Eck Worldwide Insurance Trust (advised by Van Eck Associates Corporation)

Van Eck VIP Emerging Markets Fund (Initial Class Shares) The Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. Effective May 1, 2009, the Division investing in this Fund was closed to new Owners however, Owners with amounts invested in this Division as of May 1, 2009, may continue to allocate Premium payments and Transfer amounts into and out of this Division.

Van Eck VIP Global Hard Assets Fund (Initial Class Shares) The Fund seeks long term capital appreciation by primarily investing in hard asset securities. Income is a secondary consideration.

You should contact your representative for further information on the availability of the Divisions.

Each Fund is subject to certain investment restrictions and policies that may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectuses for further information.

We automatically reinvest all dividends and capital gain distributions from the Funds in shares of the distributing Fund at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to, or charged against, the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use amounts you allocate to a Division to purchase shares in the corresponding Fund and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves. The Funds are required to redeem their shares at net asset value and to make payment within seven days.

The Funds may also be available to separate accounts offering variable annuity, variable life products and qualified plans of other affiliated and unaffiliated insurance companies, as well as our other separate accounts. Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of Owners and those of other companies, or some other reason. In the event of conflict, we will take any steps necessary to protect Owners, including withdrawal of the Series Account from participation in the Funds that are involved in the conflict or substitution of shares of other Funds.

Voting. We are the legal owner of all shares of the Funds held in the Divisions of the Series Account. In general, you do not have a direct right to vote the Fund shares held in the Divisions of the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares held in the Divisions. At regular and special shareholder meetings, we will vote the shares held in the Divisions in accordance with those instructions received from Owners who have an interest in the respective Divisions.

We will vote shares held in each Division for which no timely instructions from Owners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Division for which instructions are received.

The number of shares in each Division for which instructions may be given by an Owner is determined by dividing the portion of the Account Value derived from participation in that Division, if any, by the value of one share of the corresponding Fund. We will determine the number as of the record date chosen by the Fund. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the shareholders’ meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract. In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations. If we disregard voting instructions, we will advise you of that action and our reasons for it in our next communication to Owners.

This description reflects our current view of applicable federal securities law. Should the applicable federal securities laws change so as to permit us to vote shares held in the Series Account in our own right, we may elect to do so.

Fixed Account

The Fixed Account is part of our General Account. We assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations. The Fixed Account does not participate in the investment performance of the Sub-Accounts.

The Fixed Account is not registered with the SEC under the Securities Act of 1933. Neither the Fixed Account nor the General Account have been registered as an investment company under the 1940 Act. As a result, neither the Fixed Account nor the General Account are generally subject to regulation under either Act. However, certain disclosures may be subject to generally applicable provisions of the federal securities laws regarding the accuracy of statements made in registration statements.

The Fixed Account offers a guarantee of principal, after deductions for fees and expenses. We also guarantee that the amounts you allocate to the Fixed Account will earn interest at a rate of at least the minimum guaranteed interest rate indicated in your Policy. We do not rely on predetermined formulas to set Fixed Account interest rates. We will review the interest rate at least once a year, but at the Company’s discretion we may reset the interest rate monthly.

The Fixed Account may not be available in all states.

Employer-Financed Insurance Purchase Arrangements—Tax and Other Legal Issues

In addition to corporations and other employers, the Policy is also available for purchase by individuals whose employers will pay some or all of the Premiums due under the Policy pursuant to an employer-financed insurance purchase arrangement. In such cases, references in this prospectus to the “Owner” of the Policy will refer to the individual and, depending on the context, references to the “payment of premiums” will refer to payments to Great-West under the Policy by the employer and/or by the employee.

Employers and employees contemplating the purchase of a Policy as a part of an employer-financed insurance purchase arrangement should consult qualified legal and tax counsel with regard to the issues presented by such a transaction. For this purpose, an employer-financed insurance purchase arrangement is a plan or arrangement which contemplates that an employer will pay one or more Premiums for the purchase of a Policy that will be owned, subject to certain restrictions, by an employee or by a person or entity designated by the employee.

The general considerations applicable to such a purchase include the following:

1.

Payments by the employer under an employer-financed insurance purchase arrangement will only be deductible for income tax purposes when the payments are taxable to the employee with respect to whom they are made.

2.

Imposition of certain types of restrictions, specifically a substantial risk of forfeiture, on the purchased Policy may defer both the deductibility of the payments to the employer and their taxability to the employee.

3.	The payment of some or all of the Premiums by the employer may create an ERISA welfare benefit plan which is subject to the reporting, disclosure, fiduciary and enforcement provisions of ERISA.

4.	The payment of some or all of the Premiums by the employer will not prevent the Owner from being treated as the owner of the Policy for federal income tax purposes.

5.	Under some circumstances, the failure of the employer to make one or more of the planned Premiums under the Policy may cause a lapse of the Policy.

6.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial and tax benefits of the ownership of the Policy outweigh the costs, such as sales loads and cost of insurance charges that will be incurred as a result of the purchase and ownership of the Policy.

7.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the designation of another person or entity as the owner of the Policy will have adverse consequences under applicable gift, estate, or inheritance tax laws.

8.

An employee considering whether to participate in an employer-financed insurance purchase arrangement should consider whether the financial performance of the Policy will support any planned withdrawals or borrowings under the Policy.

9.

In an employer-financed insurance purchase arrangement, the procedures described below on page , which are designed to prevent or minimize market timing and excessive trading by Owners may, in certain circumstances, require us to perform standardized trade monitoring; in other circumstances such monitoring will be performed by the Fund. Certain Funds require us to provide reports of the Owner’s trading activity, if prohibited trading, as defined by the Fund, is suspected. The determination of whether there is prohibited trading based on the Funds’ definition of prohibited trading may be made by us or by the Fund. The Fund determines the restrictions imposed, which could be one of the four restrictions described on page or by restricting the Owner from making Transfers into the identified Fund for the period of time specified by the Fund.

Charges and Deductions

The Policy has insurance features and investment features, and there are costs related to each. This section describes the fees and charges that we may make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges we deduct under this Policy may result in a profit to us.

Expense Charge Applied to Premium. We will deduct a maximum charge of 10% from each Premium payment, which is broken down as follows. A maximum of 6.5% will be deducted as sales load to compensate us in part for sales and promotional expenses in connection with selling the Policies, such as commissions, the cost of preparing sales literature, other promotional activities and other direct and indirect expenses. A maximum of 3.5% of Premium will be used to cover Premium taxes and certain federal income tax obligations resulting from the receipt of Premiums. All states and some cities and municipalities impose taxes on Premiums paid for life insurance, which generally range from 2% to 4% of Premium but may exceed 4% in some states. The amount of your state’s Premium tax may be higher or lower than the amount attributable to Premium taxes that we deduct from your Premium payments.

The current expense charge applied to Premium for sales load is 5.5% of Premium up to target and 3.0% of Premium in excess of target for Policy Years 1 through 10. Your target Premium will depend on the initial Total Face Amount of your Policy, your Issue Age, your sex (except in unisex states), and rating class (if any) which equals the maximum Premium payable under the seven-pay test such that the Policy remains compliant with section 7702A of the Code. Thereafter, there is no charge for sales load. The current expense charge applied to Premium to cover our Premium taxes and the federal tax obligation described above is 3.5% in all Policy Years.

Where permitted by applicable state insurance law and for corporate owned policies only, if your Policy is surrendered for the Surrender Benefit (Account Value less any outstanding Policy loans and less accrued loan interest) within the first six Policy Years, we will return a percentage of the expense charge. The return of expense charge will be a percentage of your Account Value on the date the Request for surrender was received by us at our Corporate Headquarters. This amount will be in addition to the Surrender Benefit.

The return of expense charge is based on the following:

Policy Year	Percentage of Account Value Returned
Year 1	6%

Year 2	5%
Year 3	4%
Year 4	3%
Year 5	2%
Year 6	1%
Year 7+	0%

As described under the heading “Term Life Insurance Rider” on page, we may offer a term life insurance rider that may have the effect of reducing the sales charge you pay on purchasing an equivalent amount of insurance. We offer this rider in circumstances that result in the savings of sales and distribution expenses and administrative costs. To qualify, a corporation, employer, or other purchaser must satisfy certain criteria such as, for example, the number of Policies it expects to purchase and the expected Total Face Amount under all such Policies. Generally, the sales contacts and effort and administrative costs per Policy depend on factors such as the number of Policies purchased by a single Owner, the purpose for which the Policies are purchased, and the characteristics of the proposed Insureds. The amount of reduction and the criteria for qualification are related to the sales effort and administrative costs resulting from sales to a qualifying Owner. Great-West from time to time may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners funded by the Series Account.

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we accrue against each Division of the Series Account on a daily basis and deduct on the first day of each Policy month by cancelling accumulation units on a pro-rata basis across all Sub-Accounts. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 0.90% annually. Currently, the charge is 0.40% for Policy Years 1 through 5, 0.25% for Policy Years 6 through 20 and 0.10% thereafter. On surrender and payment of the death benefit, we will deduct the pro-rata portion of the mortality and expense charge that has accrued.

Because the value of your Sub-Accounts can vary from month-to-month, the monthly deduction for the mortality and expense risk charge will also vary. If the amount the mortality and expense risk charge is insufficient to cover the costs resulting from the mortality and expense risks that we assume, we will bear the loss. If the amount we charge is more than sufficient to cover such costs, we will make a profit on the charge. To the extent that we do make a profit from this charge, we may use this profit for any corporate purpose, including the payment of administrative, marketing, distribution, and other expenses in connection with the Policies.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that the costs of issuing and administering Policies may be more than we estimated.

Monthly Deduction. We make a monthly deduction from your Account Value on the Policy Date and the first day of each Policy Month. This monthly deduction will be charged proportionally to the amounts in the Divisions.

The monthly deduction equals the sum of (1), (2), (3), (4) and (5) where:

(1)	is the cost of insurance charge (the monthly risk charge) equal to the current monthly risk rate (described below) multiplied by the net amount at risk divided by 1,000;
(2)	is the service charge;
(3)	is the monthly cost of any additional benefits provided by riders which are a part of your Policy; and
(4)	is any extra risk charge if the Insured is in a rated class as specified in your Policy; and
(5)	is the accrued mortality and expense charge.

The net amount at risk equals:

•	the death benefit divided by 1.00327374; less
•	your Account Value on the first day of a Policy Month prior to assessing the monthly deduction.

If there are increases in the Total Face Amount other than increases caused by changes in the death benefit option, the monthly deduction described above is determined separately for the initial Total Face Amount and each increase in the Total Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the most recent increase in the death benefit and then to each increase in the Total Face Amount in the reverse order in which the increases were made.

Monthly Risk Rates. The monthly risk rate is used to determine the cost of insurance charge (monthly risk charge) for providing insurance coverage under the Policy. The monthly risk rate is applied to the amount at risk. The monthly risk rates (except for any such rate applicable to an increase in the Total Face Amount) are based on the length of time your Policy has been in force and the Insured’s sex (in the case of non-unisex Policies) and Issue Age. If the Insured is in a rated class as specified in your Policy, we will deduct an extra risk charge that reflects that class rating. The monthly risk rates applicable to each increase in the Total Face Amount are based on the length of time the increase has been in force and the Insured’s sex (in the case of non-unisex Policies), Issue Age, and class rating, if any. The monthly risk rates will be determined by us from time to time based on our expectations of future experience with respect to mortality, persistency, interest rates, expenses and taxes, but will not exceed the guaranteed maximum monthly risk rates based on the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table (“2001 CSO”). Currently, the guaranteed minimum monthly risk charge is $0.02 per $1000 and the guaranteed maximum is $83.33 per $1000. If your Policy is issued in Montana, unisex rates are charged and these rates will never exceed the male Smoker Ultimate Mortality Table.

The guaranteed maximum monthly risk rates reflect any class rating applicable to the Policy. We have filed a detailed statement of our methods for computing Account Values with the insurance department in each jurisdiction where the Policy was delivered. These values are equal to or exceed the minimum required by law.

The monthly risk rate is greater on policies that require less underwriting to be performed regardless of the health of the individual. Monthly risk rate charges will be greatest on guaranteed issue policies, followed by simplified issue policies, then fully underwritten policies.

Service Charge. We will deduct a maximum of $15 from your Account Value on the first day of each Policy Month to cover our administrative costs, such as salaries, postage, telephone, office equipment and periodic reports. This charge may be increased or decreased by us from time to time based on our expectations of future expenses, but will never exceed $15 per Policy Month. The service charge will be deducted proportionally from the Divisions. The current service charge is $10 per Policy Month for Policy Years 1 through 3 and $7.50 per Policy Month thereafter.

Transfer Fee. A maximum administrative charge of $10 per Transfer of Account Value from one Division to other Divisions will be deducted from your Account Value for all Transfers in excess of 12 made in the same Policy Year. The allocation of your Initial Premium from the Great-West Money Market Division to your selected Divisions will not count toward the 12 free Transfers. Similarly, Transfers made under dollar cost averaging and periodic rebalancing under the rebalancer option are not subject to the fee and do not count as Transfers for this purpose (except a one-time rebalancing under the rebalancer option will count as one Transfer). All Transfers Requested on the same Business Day will be aggregated and counted as one Transfer. The current charge is $10 per Transfer.

Partial Withdrawal Fee. A maximum administrative fee of $25 will be deducted from your Account Value for all partial withdrawals after the first made in the same Policy Year. The partial withdrawal fee will be deducted proportionally from all Divisions.

Surrender Charges. Your Policy has no surrender charges.

Change of Death Benefit Option Fee. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option. The change of death benefit fee will be deducted proportionally from all Divisions.

Fund Expenses. You indirectly bear the charges and expenses of the Funds whose shares are held by the Divisions to which you allocate your Account Value. The Series Account purchases shares of the Funds at net asset value. Each Fund’s net asset value reflects investment advisory fees and administrative expenses already deducted from the Fund’s assets. For more information concerning the investment advisory fees and other charges against the Funds, see the Fund prospectuses and the statements of additional information for the Funds, which are available upon Request.

We may receive compensation from the investment advisers or administrators of the Funds. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and, therefore, may differ between Funds. See “Payments We Receive” on page .

General Description of Policy

Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force, there is no Policy Debt and current federal tax laws apply. The Policy described in this prospectus is offered to corporations and other employers to provide life insurance coverage in connection with, among other things, deferred compensation plans and employer-financed insurance purchase arrangements. We issue Policies on the lives of prospective Insureds who meet our underwriting standards.

Policy Rights

Owner. While the Insured is alive, unless you have assigned any of these rights, you may:

•	transfer ownership to a new Owner;
•	name a contingent owner who will automatically become the Owner of the Policy if you die before the Insured;
•	change or revoke a contingent owner;
•	change or revoke a Beneficiary (unless a previous Beneficiary designation was irrevocable);
•	exercise all other rights in the Policy;
•	increase or decrease the Total Face Amount, subject to the other provisions of the Policy; and
•	change the death benefit option, subject to the other provisions of the Policy.

When you transfer your rights to a new Owner, you automatically revoke any prior contingent owner designation. When you want to change or revoke a prior Beneficiary designation, you have to specify that action. You do not affect a prior Beneficiary when you merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a Beneficiary or a contingent owner in order to exercise any of your rights. However, you must give us written notice satisfactory to us of the Requested action. Your Request will then, except as otherwise specified herein, be effective as of the date you signed the form, subject to any action taken before it was received by us.

Beneficiary. The Beneficiary has no rights in the Policy until the death of the Insured, except an irrevocable Beneficiary cannot be changed without the consent of that Beneficiary. If a Beneficiary is alive at that time, the Beneficiary will be entitled to payment of the Death Benefit Proceeds as they become due.

Policy Limitations

Allocation of Net Premiums. Except as otherwise described herein, your net Premium will be allocated in accordance with the allocation percentages you select. Percentages must total 100% and can be up to two decimal places.

We will credit Premium payments received prior to the end of the free look period as described in the “Free Look Period” section of this prospectus on page .

You may change your allocation percentages at any time by Request.

Transfers Among Divisions. Subject to our rules as they may exist from time to time, you may at any time after the Free-Look Period Transfer to another Division all or a portion of the Account Value allocated to a Division. We will make Transfers pursuant to a Request.

Transfers may be Requested by indicating the Transfer of either a specified dollar amount or a specified percentage of the Division’s value from which the Transfer will be made.

Transfer privileges are subject to our consent. We reserve the right to impose limitations on Transfers, including, but not limited to: (1) the minimum amount that may be Transferred; and (2) the minimum amount that may remain in a Division following a Transfer from that Division.

A fee of $10 per Transfer will apply for all Transfers in excess of 12 made in a Policy Year. We may increase or decrease the Transfer charge; however, it is guaranteed to never exceed $10 per Transfer. All Transfers Requested on the same Business Day will count as only one Transfer toward the 12 free Transfers. The Transfer of your Initial Premium from the Great-West Money Market Division to your selected Divisions does not count toward the 12 free Transfers. Likewise, any Transfers under dollar cost averaging or periodic rebalancing of your Account Value under the rebalancer option do not count toward the 12 free Transfers (a one time rebalancing, however, will be counted as one Transfer).

Fixed Account Transfers. Transfers into the Fixed Account are limited to once every 60 days. Transfers from the Fixed Account may only be made once per year. The maximum to be transferred out will be the greater of 25% of your balance in the Fixed Account or the amount of the transfer in the previous 365 day period.

Market Timing & Excessive Trading. The Policies are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Owners in the Funds. Market timing generally involves frequent or unusually large transfers that are intended to take advantage of short-term fluctuations in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. In addition, frequent or unusually large transfers may harm performance by increasing Fund expenses and disrupting Fund management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Fund to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to discourage market timing and excessive trading by Owners. As part of those procedures, we will rely on the Funds to monitor for such activity. If a Fund believes such activity has occurred, we will scrutinize the Owner’s activity and request a determination from the Fund as to whether such activity constitutes market timing or excessive trading. If the Fund determines that the activity constitutes market timing or excessive trading, we will contact the Owner in writing to request that market timing and/or excessive trading stop immediately. We will then provide a subsequent report of the Owner’s trading activity to the Fund. If the Fund determines that the Owner has not ceased improper trading, and upon request of the Fund, we will inform the Owner in writing that a trading restriction is being implemented. The four possible trading restrictions are:

•

Restrict the Owner to inquiry-only access for the web and voice response unit so that the Owner will only be permitted to make Transfer Requests by written Request mailed to us through U.S. mail (“U.S. Mail Restriction”); the Owner will not be permitted to make Transfer Requests via overnight mail, fax, the web, or the call center. Once the U.S. Mail Restriction has been in place for 180 days, the restricted Owner may Request that we lift the U.S. Mail Restriction by signing, dating and returning a form to us whereby the Owner acknowledges the potentially harmful effects of market timing and/or excessive trading on Funds and other investors, represents that no further market timing or excessive trading will occur, and acknowledges that we may implement further restrictions, if necessary, to stop improper trading by the Owner;

•	Close the applicable Fund to all new monies, including contributions and Transfers in;
•	Restrict all Owners to one purchase in the applicable Fund per 90 day period; or
•	Remove the Fund as an investment option and convert all allocations in that Fund to a different investment option.

The discretionary nature of our procedures creates a risk that we may treat some Owners differently than others.

Our market timing and excessive trading procedures are such that we do not impose trading restrictions unless or until a Fund first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading transfer activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent the Funds do not detect and notify us of market timing and/or excessive trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer or excessive trader may be able to make market timing and/or excessive trading transactions with the result that the management of the Funds may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Funds.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any Owners from these procedures. In addition, we do not enter into agreements with Owners whereby we permit market timing or excessive trading. Subject to applicable state law and the terms of each Policy, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds should describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage market timing and excessive trading. For example, a Fund may impose a redemption fee. Owners should also be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the respective Funds that would be affected by the Transfers.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in market timing or excessive trading. In addition, our orders to purchase shares of the Funds are generally subject to acceptance by the Fund, and in some cases a Fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner’s Transfer Request if our order to purchase shares of the Fund is not accepted by, or is reversed by, an applicable Fund.

You should note that other insurance companies and retirement plans may invest in the Funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The nature of such orders may limit the Funds’ ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Funds may not be able to detect potential market timing and/or excessive trading activities in the omnibus orders they receive. We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the Funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investments in the Funds. In addition, if a Fund believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent transfer activity, the Fund may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Fund.

Exchange of Policy. You may exchange your Policy for a new policy issued by Great-West that does not provide for variable benefits. The new policy will have the same Policy Date, Issue Age, and Insured as your Policy on the date of the exchange. The exchange must be made within 24 Policy Months after the Issue Date of your Policy and all Policy Debt must be repaid.

The cash value of your current Policy will be applied to the new policy as the Initial Premium.

Age Requirements. An Insured’s Issue Age must be between 20 and 85 for Policies issued on a fully underwritten basis and between 20 and 70 for Policies issued on a guaranteed underwriting or a simplified underwriting basis.

Policy or Registrant Changes

Addition, Deletion or Substitution of Investment Options. Shares of any or all of the Funds may not always be available for purchase by the Divisions of the Series Account, or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Series Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC, to the extent necessary. We also may close a Division to future Premium allocations and Transfers of Account Value. A Division closing may affect dollar cost averaging and the rebalancer option. We reserve the right to operate the Series Account in any form permitted by law, to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws, to assess a charge for taxes attributable to the operation of the Series Account or for other taxes, as described in “Charges and Deductions” beginning on page of this prospectus, and to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Policies. We also reserve the right to add Divisions, or to eliminate or combine existing Divisions or to Transfer assets between Divisions, or from any Division to our General Account. In the event of any substitution or other act described in this paragraph, we may make appropriate amendment to the Policy to reflect the change.

Entire Contract. Your entire contract with us consists of the Policy, including the attached copy of your application and any attached copies of supplemental applications for increases in the Total Face Amount, any endorsements and any riders. Any illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about how values under the Policy, such as Cash Surrender Value, death benefit and Account Value, will change with the investment experience of the Divisions, and such information is based solely upon data available at the time such illustrations are prepared.

Alteration. Sales representatives do not have any authority to either alter or modify your Policy or to waive any of its provisions. The only persons with this authority are our president, secretary, or one of our vice presidents.

Modification. Upon notice to you, we may modify the Policy if such a modification –

•	is necessary to make the Policy or the Series Account comply with any law or regulation issued by a governmental agency to which we are, or the Series Account is, subject;
•	is necessary to assure continued qualification of the Policy under the Code or other federal or state laws as a life insurance policy;
•	is necessary to reflect a change in the operation of the Series Account or the Divisions; or
•	adds, deletes or otherwise changes Division options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect such modification.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Corporate Headquarters and must be in written form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before we received it. We are not responsible for the validity or legal effect of any assignment.

Notice and Elections. To be effective, all notices and elections under the Policy must be in writing, signed by you, and received by us at our Corporate Headquarters. Certain exceptions may apply. Unless otherwise provided in the Policy, all notices, Requests and elections will be effective when received at our Corporate Headquarters complete with all necessary information.

Account Value

Your Account Value is the sum of your interests in each Division you have chosen, plus your interests in the Fixed Account, plus the amount in your Loan Account. The Account Value varies depending upon the Premiums paid, expense charges applied to Premium, mortality and expense risk charge, service charges, monthly risk charges, partial withdrawals, fees, Policy loans and the net investment factor (described below) for the Divisions to which your Account Value is allocated and the interest credited to the Fixed Account.

We measure the amounts in the Divisions in terms of Units and Unit Values. On any given date, your interest in a Division is equal to the Unit Value multiplied by the number of Units credited to you in that Division. Amounts allocated to a Division will be used to purchase Units of that Division. Units are redeemed when you make partial withdrawals, undertake Policy loans or Transfer amounts from a Division, and for the payment of service charges, monthly mortality and expense charges, monthly risk charges and other fees. The number of Units of each Division purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Division. The Unit Value for each Division was established at $10 for the first Valuation Date of the Division. The

Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below). The Unit Value of a Division for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.

Transactions are processed on the date we receive a Premium at our Corporate Headquarters or upon approval of a Request. If your Premium or Request is received on a date that is not a Valuation Date, or after the close of the NYSE on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Account Value on the Policy Date equals:

•	that portion of net Premium received and allocated to the Division, plus
•	that portion of net Premium received and allocated to the Fixed Account, less
•	the service charges due on the Policy Date, less
•	the monthly risk charge due on the Policy Date, less
•	the monthly risk charge for any riders due on the Policy Date.

We apply your Initial Premium on the Policy Date, which will be the Issue Date (if we have already received your Initial Premium) or the Business Day we receive a Premium equal to, or in excess of, the Initial Premium after we have approved your application.

The Account Value attributable to each Division of the Series Account on the subsequent Valuation Dates is equal to:

•	the Account Value attributable to the Division on the preceding Valuation Date multiplied by that Division’s net investment factor, plus
•	that portion of net Premium received and allocated to the Division during the current Valuation Period, plus
•	that portion of the value of the Loan Account Transferred to the Division upon repayment of a Policy loan during the current Valuation Period, plus
•	any amounts Transferred by you to the Division from another Division during the current Valuation Period, less
•	any amounts Transferred by you from the Division to another Division during the current Valuation Period, less
•	that portion of any partial withdrawals deducted from the Division during the current Valuation Period, less
•	that portion of any Account Value Transferred from the Division to the Loan Account during the current Valuation Period, less
•	that portion of fees due in connection with a partial withdrawal charged to the Division, less
•	the mortality and expense risk charge for each day in the Valuation Period, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the service charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the monthly risk charge for the Policy Month just beginning charged to the Division, less
•	if the first day of a Policy Month occurs during the current Valuation Period, that portion of the mortality and expense risk charge for the Policy Month just ending charged to the Division, less
•

if the first day of a Policy Month occurs during the current Valuation Period, that Division’s portion of the cost for any riders and any extra risk charge if the Insured is in a rated class as specified in your Policy, for the Policy Month just beginning.

Net Investment Factor. The net investment factor for each Division for any Valuation Period is determined by dividing (1) by (2) where:

(1) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the current Valuation Period, plus
•	the per share amount of any dividend or other distribution declared on Fund shares held in the Division if the “ex-dividend” date occurs during the current Valuation Period, plus or minus
•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the current Valuation Period which are determined by us to be attributable to the operation of the Division; and

(2) is the net result of:

•	the net asset value of a Fund share held in the Division determined as of the end of the preceding Valuation Period, plus or minus
•

a per share credit or charge with respect to any taxes incurred by or reserved for, or paid by us if not previously reserved for, during the preceding Valuation Period which are determined by us to be attributable to the operation of the Division.

The net investment factor may be greater or less than or equal to one. Therefore, the Unit Value may increase, decrease or remain unchanged.

The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of each Fund. These fees and expenses are not fixed or specified under the terms of the Policy, may differ between Funds, and may vary from year to year. Fund fees and expenses are described in each Fund prospectus.

The Fixed Account Value is:

•	Premiums, less expense charges, allocated to the Fixed Account; plus
•	Sub-Account Value transferred to the Fixed Account; plus
•	Interest credited to the Fixed Account; minus
•	Partial withdrawals from the Fixed Account including any applicable partial withdrawal charges; minus
•	The portion of any accrued policy fees and charges allocated to the Fixed Account;
•	Loans from the Fixed Account; minus
•	Transfers from the Fixed Account, including any applicable transfer charges.

During any Policy Month the Fixed Account Value will be calculated on a consistent basis. For purposes of crediting interest, policy value deducted, transferred or withdrawn from the Fixed Account is accounted for on a first in first out basis.

The mortality and expense risk charge for the Valuation Period is the annual mortality and expense risk charge divided by 365 multiplied by the number of days in the Valuation Period.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no such change will have a material effect on the benefits or other provisions of your Policy.

Other Provisions and Benefits

Misstatement of Age or Sex (Non-Unisex Policy). If the age or (in the case of a non-unisex Policy) sex of the Insured is stated incorrectly in your Policy application or rider application, we will adjust the amount payable appropriately as described in the Policy.

If we determine that the Insured was not eligible for coverage under the Policy after we discover a misstatement of the Insured’s age, our liability will be limited to a return of Premiums paid, less any partial withdrawals, any Policy Debt, and the cost for riders.

Suicide. If the Insured, whether sane or insane, commits suicide within two years after your Policy’s Issue Date (one year if your Policy is issued in Colorado or North Dakota), we will not pay any part of the Death Benefit Proceeds. We will pay the Beneficiary the Premiums paid, less the amount of any Policy Debt, any partial withdrawals and the cost for riders.

If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Total Face Amount (one year if your Policy is issued in Colorado or North Dakota), then our liability as to that increase will be the cost of insurance for that increase and that portion of the Account Value attributable to that increase. The Total Face Amount of the Policy will be reduced to the Total Face Amount that was in effect prior to the increase.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We relied and will continue to rely on those statements when approving the issuance, increase in face amount, increase in death benefit over Premium paid, or change in death benefit option of the Policy. In the absence of fraud, we can use no statement in defense of a claim or to cancel the Policy for misrepresentation unless the statement was made in the application or in a supplemental application. In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of Premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of such increase.

Paid-Up Life Insurance. When the Insured reaches Attained Age 121 (if your Policy is in force at that time), the entire Account Value of your Policy (less outstanding Policy Debt) will be applied as a single Premium to purchase “paid-up” insurance. Outstanding Policy Debt will be repaid at this time. This repayment may be treated as a taxable distribution to you if your Policy is not a MEC. The net single Premium for this insurance will be based on the 2001 Commissioner’s Standard Ordinary, Sex Distinct, Non-Smoker Mortality Table and 4% interest. The cash value of your paid-up insurance, which initially is equal to the net single Premium, will remain in the Divisions of the Series Account in accordance with your then current allocation. While the paid-up life insurance is in effect your assets will remain in the Series Account. You may change your Division allocation instructions and you may Transfer your cash value among the Divisions. All charges under your Policy, to the extent applicable, will continue to be assessed, except we will no longer make a deduction each Policy Month for the monthly risk charge. Your death benefit will be fixed by the Code for insured age 99. As your cash value changes based on the investment experience of the Divisions, the death benefit will increase or decrease accordingly. You may surrender the paid-up insurance Policy at any time and, if surrendered within 30 days of a Policy Anniversary, its cash value will not be less than it was on that Policy Anniversary. Please see “Federal Income Tax Considerations — Treatment When Insured Reaches Attained Age 121” on page .

Supplemental Benefits. The following supplemental benefit riders are available, subject to certain limitations. An additional monthly risk charge will be assessed for each rider that is in force as part of the monthly deduction from your Account Value. If a supplemental benefit rider is terminated, the monthly risk charge for such rider will end immediately. See fee tables beginning on page .

Term Life Insurance Rider. This rider provides term life insurance on the Insured. Coverage is renewable annually until the Insured’s Attained Age 121. The amount of coverage provided under this rider varies from month to month as described below. We will pay the rider’s death benefit to the Beneficiary when we receive Due Proof of death of the Insured while this rider is in force.

This rider provides the same three death benefit options as your Policy. The option you choose under the rider must at all times be the same as the option you have chosen for your Policy. The rider’s death benefit will be determined at the beginning of each Policy Month in accordance with one of those options. For each of the options, any outstanding Policy Debt will reduce your death benefit.

If you purchase this rider, the Total Face Amount shown on your Policy’s specifications page will be equal to the minimum amount of coverage provided by this rider plus the base face amount (which is the minimum death benefit under your Policy without the rider’s death benefit). The minimum allocation of Total Face Amount between your Policy and the rider is 10% and 90% at inception, respectively. The total Death Benefit Payable under the rider and the Policy will be determined as described in “Death Benefit” below, using the Total Face Amount shown on your Policy’s specifications page.

Coverage under this rider will take effect on the latter of:

•	the Policy Date of the Policy to which this rider is attached; or
•	the date this rider is delivered and the first rider premium is paid to the Company

The monthly risk rate for this rider will be the same as that used for the Policy and the monthly risk charge for the rider will be determined by multiplying the monthly risk rate by the rider’s death benefit. This charge will be calculated on the first day of each Policy Month and added to the Policy’s monthly risk charge.

If you purchase this rider, the sales load and return of expense charge will be proportionately lower as a result of a reduction in commission payments. Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. As a result, this rider generally is not offered in connection with any Policy with annual Premium payments of less than $100,000, except for policies issued on a guaranteed issue basis. In our discretion, we may decline to offer this rider or refuse to consent to a proposed allocation of coverage between a Policy and term rider.

If this rider is offered, the commissions will vary depending on the allocation of your coverage between the Policy and the term rider. The same initial Death Benefit will result in the highest commission when there is no term rider, with the commission declining as the portion of the Death Benefit coverage allocated to the term rider increases. Thus, the lowest commission amount is payable, and the lowest amount of sales load deducted from your Premiums will occur, when the maximum term rider is purchased.

You may terminate this rider by Request. This rider also will terminate on the earliest of the following dates:

•	the date the Policy is surrendered or terminated;
•	the expiration of the grace period of the Policy; or
•	the death of the Insured.

Change of Insured Rider. This rider permits you to change the Insured under your Policy or any Insured that has been named by virtue of this rider. Before we change the Insured you must provide us with (1) a Request for the change signed by you and approved by us; (2) Evidence of Insurability for the new Insured; (3) evidence that there is an insurable interest between you and the new Insured; (4) evidence that the new Insured’s age, at the nearest birthday, is under 70 years; and (5) evidence that the new Insured was born prior to the Policy Date. We may charge a fee for administrative expenses when you change the Insured. The minimum charge is $100 per change and the maximum charge is $400 per change. When a change of Insured takes effect, Premiums will be based on the new Insured’s age, sex, mortality class and the Premium rate in effect on the Policy Date.

Report to Owner. We will maintain all records relating to the Series Account and the Divisions and the Fixed Account. We will send you a report at least once each Policy Year within 30 days after a Policy Anniversary. The report will show current Account Value, current allocation in each Division, death benefit, Premiums paid, investment experience since your last report, deductions made since the last report, and any further information that may be required by laws of the state in which your Policy was issued. It will also show the balance of any outstanding Policy loans and accrued interest on such loans. There is no charge for this report.

In addition, we will send you the financial statements of the Funds and other reports as specified in the 1940 Act. We also will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. Please read your statements and confirmations carefully and verify their accuracy and contact us promptly with any questions.

Dollar Cost Averaging. By Request, you may elect dollar cost averaging in order to purchase Units of the Divisions over a period of time. There is no charge for this service.

Dollar cost averaging permits you to automatically Transfer a predetermined dollar amount, subject to our minimum, at regular intervals from any one or more designated Divisions to one or more of the remaining, then available Divisions. The Unit Value will be determined on the dates of the Transfers. You must specify the percentage to be Transferred into each designated Division. Transfers may be set up on any one of the following frequency periods: monthly, quarterly, semiannually, or annually. The Transfer will be initiated one frequency period following the date of your Request. We will provide a list of Divisions eligible for dollar cost averaging that may be modified from time to time. Amounts Transferred through dollar cost averaging are not counted against the 12 free Transfers allowed in a Policy Year. You may not participate in dollar cost averaging and the rebalancer option (described below) at the same time. Participation in dollar cost averaging does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. We reserve the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer Option. By Request, you may elect the rebalancer option in order to automatically Transfer Account Value among the Divisions on a periodic basis. There is no charge for this service. This type of transfer program automatically reallocates your Account Value so as to maintain a particular percentage allocation among Divisions chosen by you. The amount allocated to each Division will grow or decline at different rates depending on the investment experience of the Divisions. Rebalancing does not change your Premium allocation unless that option is checked on the rebalancer Request. Your Premium allocation can also be changed by written Request at the address on the first page of this prospectus.

You may Request that rebalancing occur one time only, in which case the Transfer will take place on the date of the Request. This Transfer will count as one Transfer towards the 12 free Transfers allowed in a Policy Year.

You may also choose to rebalance your Account Value on a quarterly, semiannual, or annual basis, in which case the first Transfer will be initiated one frequency period following the date of your Request. On that date, your Account Value will be automatically reallocated to the selected Divisions. Thereafter, your Account Value will be rebalanced once each frequency period. In order to participate in the rebalancer option, your entire Account Value must be included. Transfers made with these frequencies will not count against the 12 free Transfers allowed in a Policy Year.

You must specify the percentage of Account Value to be allocated to each Division and the frequency of rebalancing. You may terminate the rebalancer option at any time by Request.

You may not participate in the rebalancer option and dollar cost averaging at the same time. Participation in the rebalancer option does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. The Company reserves the right to modify, suspend, or terminate the rebalancer option at any time.

Non-Participating. The Policy does not pay dividends.

Premiums

Policy Application, Issuance and Initial Premium. To purchase a Policy, you must submit an application to our Corporate Headquarters. We will then follow our underwriting procedures designed to determine the insurability of the applicant. We may require full underwriting, which includes a medical examination and further information, before your application may be approved. We also may offer the Policy on a simplified underwriting or guaranteed issue basis. Applicants must be acceptable risks based on our applicable underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. We reserve the right to reject an application for any lawful reason or to “rate” an Insured as a substandard risk, which will result in increased monthly risk rates. The monthly risk rate also may vary depending on the type of underwriting we use.

You must specify certain information in the application, including the Total Face Amount, the death benefit option and supplemental benefits, if any. The Total Face Amount generally may not be decreased below $100,000.

Upon approval of the application, we will issue to you a Policy on the life of the Insured. A specified Initial Premium must be paid before we issue the Policy. The effective date of coverage for your Policy (which we call the “Policy Date”) will be the date we receive a Premium equal to or in excess of the specified Initial Premium after we have approved your application. If your Premium payment is received on the 29th, 30th or 31st of a month, the Policy will be dated the 28th of that month.

We generally do not accept Premium payments before approval of an application; however, at our discretion, we may elect to do so. While your application is in underwriting, if we accept your Premium payment before approval of your application, we will provide you with temporary insurance coverage in accordance with the terms of our temporary insurance agreement. In our discretion, we may limit the amount of Premium we accept and the amount of temporary coverage we provide. If we approve your application, we will allocate your Premium payment to the Series Account or Fixed Account on the Policy Date, as described below. Otherwise, we will promptly return your payment to you. We will not credit interest to your Premium payment for the period while your application is in underwriting.

We reserve the right to change the terms or conditions of your Policy to comply with differences in applicable state law. Variations from the information appearing in this prospectus due to individual state requirements are described in supplements that are attached to this prospectus or in endorsements to the Policy, as appropriate.

Free Look Period. During the free look period (ten days or longer where required by state law), you may cancel your Policy. If you exercise the free look privilege, you must return the Policy to our Corporate Headquarters or to the representative from whom you purchased the Policy.

Generally, net Premium will be allocated to the Divisions you selected on the application. However, under certain circumstances described below, the net Premium will first be allocated to the Great-West Money Market Division and remain there until the next Valuation Date following the end of the free look period. On that date, the Sub-Account value held in the Great-West Money Market Division will be allocated to the Division(s) selected by you. If your Premium payments are received after 4:00 PM EST/EDT, such payments will be credited on the next Valuation Date. Regardless of when the payment is credited, you will receive the utilized values from the date we received your payment.

During the free look period, you may change your Division allocations and your allocation percentages, however depending on whether your state permits the immediate investment of your premium, changes made during the free look period may not take effect until after the free look period has expired.

Policies returned during the free look period will be void from the Issue Date. In some states, we will refund your current Account Value plus the return of any expense charges deducted. In those states, this amount may be higher or lower than your Premium payments, which means you bear the investment risk during the free look period.

Certain states require that we return the greater of your Account Value (less any surrenders, withdrawals and distributions already received) or the amount of the Premiums received. In those states, we will allocate your net Premium payments to the Great-West Money Market Division. We will Transfer the Account Value in that Division to the other Divisions of the Series Account in accordance with your most recent allocation instructions on file at the end of the free look period.

Premium. All Premium payments must be made payable to “Great-West Life & Annuity Insurance Company” and mailed to our Corporate Headquarters. The Initial Premium will be due and payable on or before your Policy’s Issue Date. The minimum Initial Premium will vary based on various factors, including the age of the Insured and the death benefits option you select, but may not be less than $100. You may pay additional Premium payments to us in the amounts and at the times you choose, subject to the limitations described below. To find out whether your Premium payment has been received, contact us at the address or telephone number shown on the first page of this prospectus.

We reserve the right to limit the number of Premium payments we accept on an annual basis. No Premium payment may be less than $100 per Policy without our consent, although we will accept a smaller Premium payment if necessary to keep your Policy in force. We reserve the right to restrict or refuse any Premium payments that exceed the Initial Premium amount shown on your Policy. We also reserve the right not to accept a Premium payment that causes the death benefit to increase by an amount that exceeds the Premium received. Evidence of insurability satisfactory to us may be required before we accept any such Premium.

We will not accept Premium payments that would, in our opinion, cause your Policy to fail to qualify as life insurance under applicable federal tax law. If a Premium payment is made in excess of these limits, we will accept only that portion of the Premium within those limits, and will refund the remainder to you.

Net Premiums. The net Premium is the amount you pay as the Premium less any expense charges applied to Premiums. See “Charges and Deductions — Expense Charge Applied to Premium,” on page .

Planned Periodic Premiums. While you are not required to make additional Premium payments according to a fixed schedule, you may select a planned periodic Premium schedule and corresponding billing period, subject to our limits. We will send you reminder notices for the planned periodic Premium, unless you Request to have reminder notices suspended. You are not required, however, to pay the planned periodic Premium; you may increase or decrease the planned periodic Premium subject to our limits, and you may skip a planned payment or make unscheduled payments. Depending on the investment performance of the Divisions you select, the planned periodic Premium may not be sufficient to keep your Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of your Policy.

Death Benefits

Death Benefit. If your Policy is in force at the time of the Insured’s death, we will pay the Beneficiary an amount based on the death benefit option you select once we have received Due Proof of the Insured’s death. The amount payable will be:

•	the amount of the selected death benefit option, less
•	the value of any Policy Debt on the date of the Insured’s death, less
•	any accrued and unpaid Policy charges.

We will pay this amount to the Beneficiary in one lump sum, unless the Beneficiary and we agree on another form of settlement. We will pay interest, at a rate not less than that required by law, on the amount of Death Benefit Proceeds, if payable in one lump sum, from the date of the Insured’s death to the date of payment.

In order to meet the definition of life insurance under the Code, section 7702 of the Code defines alternative testing procedures for the minimum death benefit under a Policy. See “Federal Income Tax Considerations—Tax Status of the Policy,” on page . Your Policy must qualify under the cash value accumulation test (“CVAT”).

Under the CVAT testing procedures, there is a minimum death benefit required at all times equal to your Account Value multiplied by a pre-determined factor. The factors used to determine the minimum death benefit vary by age. The factors (expressed as percentages) used for the CVAT are set forth in your Policy.

The Policy has two death benefit options.

Option 1. The “Level Death” Option. Under this option, the death benefit is –

•	the Policy’s Total Face Amount on the date of the Insured’s death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to minimize your cost of insurance (monthly risk charge).

Option 2. The “Coverage Plus” Option. Under this option, the death benefit is –

•	the sum of the Total Face Amount and Account Value of the Policy on the date of the Insured’s death less any partial withdrawals; or, if greater,
•	the Account Value on the date of death multiplied by the applicable factor shown in the table set forth in your Policy.

This death benefit option should be selected if you want to maximize your death benefit.

Your Account Value and death benefit fluctuate based on the performance of the investment options you select and the expenses and deductions charged to your account. See the “Account Value” and “Charges and Deductions” sections of this prospectus.

There is no minimum death benefit guarantee associated with this Policy.

Changes in Death Benefit Option. After the first Policy Year, but not more than once each Policy Year, you may change the death benefit option by Request. Any change will be effective on the first day of the Policy Month following the date we approve your Request. A maximum administrative fee of $100 will be deducted from your Account Value each time you change your death benefit option.

A change in the death benefit option will not change the amount payable upon the death of the Insured on the date of change. Any change is subject to the following conditions:

•

If the change is from option 1 to option 2, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount less the Account Value. Evidence of insurability may be required.

•	If the change is from option 2 to option 1, the new Total Face Amount, at the time of the change, will equal the prior Total Face Amount plus the Account Value.

Changes in Total Face Amount. You may increase or decrease the Total Face Amount of your Policy at any time within certain limits.

Minimum Changes. Each increase or decrease in the Total Face Amount must be at least $25,000. We reserve the right to change the minimum amount by which you may change the Total Face Amount.

Increases in Total Face Amount. To Request an increase in Total Face Amount, you must provide satisfactory evidence of the Insured’s insurability. Once approved by us, an increase will become effective on the Policy Anniversary following our approval of your Request, subject to the deduction of the first Policy Month’s monthly risk charge, service charge, any extra risk charge if the Insured is in a rated class and the cost of any riders.

Each increase to the Total Face Amount is considered to be a new segment to the Policy. When an increase is approved, Premium is allocated against the original Policy segment up to the seven-pay Premium limit established on the Issue Date. Any excess Premium is then allocated toward the new segment. Each segment will have a separate target Premium associated with it. The expense charge applied to Premium is higher up to target and lower for Premium in excess of the target as described in detail in the “Charges and Deductions” section of this prospectus. The expense charge formula will apply to each segment based on the target Premium for that segment. In addition, each segment will have a new incontestability period and suicide exclusion period as described in the “Other Provisions and Benefits” section of this prospectus.

Decreases in Total Face Amount. A decrease in Total Face Amount will become effective at the beginning of the next Policy Month following our approval of your Request. The Total Face Amount after the decrease must be at least $100,000.

For purposes of the incontestability provision of your Policy, any decrease in Total Face Amount will be applied in the following order:

•	first, to the most recent increase;
•	second, to the next most recent increases, in reverse chronological order; and
•	finally, to the initial Total Face Amount.

Surrenders and Withdrawals

Surrenders. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living. If you do, the insurance coverage and all other benefits under the Policy will terminate. To surrender your Policy, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to Request the surrender of your Policy. The proceeds of a surrender will be payable within seven days of our receipt of the completed Request.

We will determine your Cash Surrender Value (minus any charges not previously deducted) as of the end of the first Valuation Date after we receive your Request for surrender.

If you withdraw part of the Cash Surrender Value, your Policy’s death benefit will be reduced and you may incur taxes and tax penalties.

You may borrow from us using your Account Value as collateral.

A surrender may have tax consequences, including tax penalties. See “Federal Income Tax Considerations – Tax Treatment of Policy Benefits,” beginning on page of this prospectus.

Partial Withdrawal. You may Request a partial withdrawal of Account Value at any time while the Policy is in force. The amount of any partial withdrawal must be at least $500 and may not exceed 90% of your Account Value less the value of the Loan Account. A partial withdrawal fee will be deducted from your Account Value for all partial withdrawals after the first made during the same Policy Year. This administrative fee is guaranteed to be no greater than $25. To Request a partial withdrawal, contact us at the address or telephone number shown on the first page of this prospectus. We will send you the paperwork necessary for you to request a withdrawal from your Policy. The proceeds of any such partial withdrawal will be payable within seven days of our receipt of the completed Request.

The Death Benefit Proceeds will be reduced by the amount of any partial withdrawals.

Your Account Value will be reduced by the amount of a partial withdrawal. The amount of a partial withdrawal will be withdrawn from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. You cannot repay amounts taken as a partial withdrawal. Any subsequent payments received by us will be treated as additional Premium payments and will be subject to our limitations on Premiums.

A partial withdrawal may have tax consequences. See “Federal Income Tax Considerations — Tax Treatment of Policy Benefits,” beginning on page of this prospectus.

Loans

Policy Loans. You may Request a Policy loan of up to 90% of your Account Value, decreased by the amount of any outstanding Policy Debt on the date the Policy loan is made less any accrued loan interest and less the current monthly deductions remaining for the balance of the Policy Year. When a Policy loan is made, a portion of your Account Value equal to the amount of the Policy loan will be allocated to the Loan Account as collateral for the loan. This amount will not be affected by the investment experience of the Series Account while the loan is outstanding and will be subtracted from the Divisions in proportion to the amounts in the Divisions bearing on your Account Value. The minimum Policy loan amount is $500.

The interest rate on the Policy loan will be determined annually, using a simple interest formula, at the beginning of each Policy Year. That interest rate will be guaranteed for that Policy Year and will apply to all Policy loans outstanding during that Policy Year. Interest is due and payable on each Policy Anniversary. Interest not paid when due will be added to the principal amount of the loan and will bear interest at the loan interest rate.

Presently, the maximum interest rate for Policy loans is the Moody’s Corporate Bond Yield Average - Monthly Average Corporates, which is published by Moody’s Investor Service, Inc. If the Moody’s Corporate Bond Yield Average ceases to be published, the maximum interest rate for Policy loans will be derived from a substantially similar average adopted by your state’s Insurance Commissioner.

We must reduce our Policy loan interest rate if the maximum loan interest rate is lower than the loan interest rate for the previous Policy Year by one-half of one percent or more.

We may increase the Policy loan interest rate but such increase must be at least one-half of one percent. No increase may be made if the Policy loan interest rate would exceed the maximum loan interest rate. We will send you advance notice of any increase in the Policy loan rate.

Interest will be credited to amounts held in the Loan Account using a compound interest formula. The rate will be no less than the Policy loan interest rate then in effect less a maximum of 0.9%.

All payments we receive from you will be treated as Premium payments unless we have received notice, in form satisfactory to us, that the funds are for loan repayment. If you have a Policy loan, it is generally advantageous to repay the loan rather than make a Premium payment because Premium payments incur expense charges whereas loan repayments do not. Loan repayments will first reduce the outstanding balance of the Policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any Policy loan at any time while the Policy is in force. Amounts paid to repay a Policy loan will be allocated to the Divisions in accordance with your allocation instructions then in effect at the time of repayment. Any amount in the Loan Account used to secure the repaid loan will be allocated back to the Sub-Accounts.

A Policy loan, whether or not repaid, will affect the Death Benefit Proceeds, payable upon the Insured’s death, and the Account Value because the investment results of the Divisions do not apply to amounts held in the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be, depending on the investment results of the Divisions while the loan is outstanding. The effect could be favorable or unfavorable.

Lapse and Reinstatement

Lapse and Continuation of Coverage. If you cease making Premium payments, coverage under your Policy and any riders to the Policy will continue until your Account Value, less any Policy Debt, is insufficient to cover the monthly deduction. When that occurs, the grace period will go into effect.

Grace Period. If the first day of a Policy Month occurs during the Valuation Period and your Account Value, less any Policy Debt, is not sufficient to cover the monthly deduction for that Policy Month, then your Policy will enter the grace period described below. If you do not pay sufficient additional Premiums during the grace period, your Policy will terminate without value.

The grace period will allow 61 days for the payment of Premium sufficient to keep the Policy in force. Any such Premium must be in an amount sufficient to cover deductions for the monthly risk charge, the service charge, the cost for any riders and any extra risk charge if the Insured is in a rated class for the next two Policy Months. Notice of Premium due will be mailed to your last known address or the last known address of any assignee of record at least 31 days before the date coverage under your Policy will cease. If the Premium due is not paid within the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61-day period. The Policy will continue to remain in force during this grace period. If the Death Benefit Proceeds become payable by us during the grace period, then any due and unpaid Policy charges will be deducted from the amount payable by us.

Termination of Policy. Your Policy will terminate on the earliest of the date we receive your Request to surrender, the expiration date of the grace period due to insufficient value or the date of death of the Insured. Upon lapse or termination, the Policy no longer provides insurance benefits.

Reinstatement. Before the Insured’s death, we will reinstate your Policy, provided that the Policy has not been surrendered, and provided further that:

•	you make your reinstatement Request within three years from the date of termination;
•	you submit satisfactory Evidence of Insurability to us;
•	you pay an amount equal to the Policy charges which were due and unpaid at the end of the grace period;
•	you pay a Premium equal to four times the monthly deduction applicable on the date of reinstatement; and
•

you repay or reinstate any Policy loan that was outstanding on the date coverage ceased, including interest at 6.00% per year compounded annually from the date coverage ceased to the date of reinstatement of your Policy.

A reinstated Policy’s Total Face Amount may not exceed the Total Face Amount at the time of termination. Your Account Value on the reinstatement date will reflect:

•	the Account Value at the time of termination; plus
•	net Premiums attributable to Premiums paid to reinstate the Policy; less
•	the monthly expense charge; less
•	the monthly cost of insurance charge applicable on the date of reinstatement; less
•	The expense charge applied to Premium.

The effective date of reinstatement will be the date the application for reinstatement is approved by us.

Deferral of Payment. We will usually pay any amount due from the Series Account within seven days after the Valuation Date following your Request giving rise to such payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Series Account on death, surrender, partial withdrawal, or Policy loan may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted;
•	the SEC, by order, permits postponement for the protection of Owners; or
•

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Series Account.

Federal Income Tax Considerations

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the Internal Revenue Service’s (the “IRS”) current interpretation of current federal income tax laws. We make no representation as to the likelihood of continuation of the current federal income tax laws or of the current interpretations by the IRS. We do not make any guarantee regarding the tax status of any Policy or any transaction regarding the Policy.

The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of the Policy in any such arrangement is contemplated, you should consult a qualified tax adviser for advice on the tax attributes and consequences of the particular arrangement.

Tax Status of the Policy

A Policy has certain tax advantages when treated as a life insurance contract within the meaning of section 7702 of the Code. We believe that the Policy meets the section 7702 definition of a life insurance contract and will take whatever steps are appropriate and reasonable to attempt to cause the Policy to comply with section 7702. We reserve the right to amend the Policy to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the IRS.

Diversification of Investments. Section 817(h) of the Code requires that the investments of each Division of the Series Account be “adequately diversified” in accordance with certain Treasury Department regulations. Disqualification of the Policy as a life insurance contract for failure to comply with the diversification requirements would result in the imposition on you of federal income tax at ordinary income tax rates with respect to the earnings allocable to the Policy in the year of the failure and all prior years prior to the receipt of payments under the Policy. We believe that the Divisions will be adequately diversified.

Policy Owner Control. In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not “provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account” (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Policy would result in your being treated as the Owner of the assets of the Policy under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Policy.

The following discussion assumes that your Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

Life Insurance Death Benefit Proceeds. In general, the amount of the Death Benefit Payable under your Policy is excludible from your Beneficiary’s gross income under the Code.

If the death benefit is not received in a lump sum and is, instead, applied under a proceeds option agreed to by us and the Beneficiary, payments generally will be prorated between amounts attributable to the death benefit, which will be excludible from the Beneficiary’s income, and amounts attributable to interest (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.

Tax Deferred Accumulation. Any increase in your Account Value is generally not taxable to you. If you receive or are deemed to receive amounts from the Policy before the Insured dies, see the following section entitled “Distributions” for a more detailed discussion of the taxability of such payments.

Depending on the circumstances, any of the following transactions may have federal income tax consequences:

•	the exchange of a Policy for a life insurance, endowment or annuity contract;
•	a change in the death benefit option;
•	a Policy loan;
•	a partial surrender;
•	a complete surrender;
•	a change in the ownership of a Policy;
•	a change of the named Insured; or
•	an assignment of a Policy.

In addition, federal, state and local transfer and other tax consequences of ownership or receipt of Death Benefit Proceeds will depend on your circumstances and those of the named Beneficiary. Whether partial withdrawals (or other amounts deemed to be distributed) constitute income subject to federal income tax depends, in part, upon whether your Policy is considered a MEC.

Surrenders. If you surrender your Policy, you will recognize ordinary income to the extent the Account Value exceeds the “investment in the contract,” which is generally the total of Premiums and other consideration paid for the Policy, less all amounts previously received under the Policy to the extent those amounts were excludible from gross income.

Modified Endowment Contracts. Section 7702A of the Code treats certain life insurance contracts as MECs. In general, a Policy will be treated as a MEC if total Premiums paid at any time during the first seven Policy Years exceed the sum of the net level Premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual Premiums (“seven-pay test”). In addition, a Policy may be treated as a MEC if there is a “material change” to the Policy.

We will monitor your Premium payments and other Policy transactions and notify you if a payment or other transaction might cause your Policy to become a MEC. We will not invest any Premium or portion of a Premium that would cause your Policy to become a MEC without instruction to do so from you. We will promptly notify you or your agent of the excess cash received. We will not process the Premium payment unless we receive a MEC acceptance form or Policy change form within 48 hours of receipt of the excess funds. If paperwork is received that allows us to process the excess cash, the effective date will be the date of the new paperwork.

Further, if a transaction occurs which decreases the Total Face Amount of your Policy during the first seven years, we will retest your Policy, as of the date of its purchase, based on the lower Total Face Amount to determine compliance with the seven-pay test. Also, if a decrease in Total Face Amount occurs within seven years of a “material change,” we will retest your Policy for compliance as of the date of the “material change.” Failure to comply in either case would result in the Policy’s classification as a MEC regardless of our efforts to provide a payment schedule that would not otherwise violate the seven-pay test.

The rules relating to whether a Policy will be treated as a MEC are complex and cannot be fully described in the limited confines of this summary. Therefore, you should consult with a competent tax adviser to determine whether a particular transaction will cause your Policy to be treated as a MEC.

Distributions

Distributions Under a Policy That Is Not a MEC. If your Policy is not a MEC, a distribution is generally treated first as a tax-free recovery of the “investment in the contract,” and then as a distribution of taxable income to the extent the distribution exceeds the “investment in the contract.” An exception is made for cash distributions that occur in the first 15 Policy Years as a result of a decrease in the death benefit or other change that reduces benefits under the Policy that are made for purposes of maintaining compliance with section 7702. Such distributions are taxed in whole or part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

If your Policy is not a MEC, Policy loans and loans secured by the Policy are generally not treated as distributions. Such loans are instead generally treated as your indebtedness.

Finally, if your Policy is not a MEC, distributions (including distributions upon surrender), Policy loans and loans secured by the Policy are not subject to the ten percent additional tax applicable to distributions from a MEC.

Distributions Under Modified Endowment Contracts. If treated as a MEC, your Policy will be subject to the following tax rules:

•

First, partial withdrawals are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess (if any) of your Account Value immediately before the distribution over the “investment in the contract” at the time of the distribution.

•	Second, Policy loans and loans secured by a Policy are treated as partial withdrawals and taxed accordingly. Any past-due loan interest that is added to the amount of the loan is treated as a loan.
•

Third, a ten percent additional penalty tax is imposed on that portion of any distribution (including distributions upon surrender), Policy loan, or loan secured by a Policy, that is included in income, except where the distribution or loan is made to a taxpayer that is a natural person, and:

1.	is made when the taxpayer is age 59 1/2 or older;
2.	is attributable to the taxpayer becoming disabled; or
3.

is part of a series of substantially equal periodic payments (not less frequently than annually) for the duration of the taxpayer’s life (or life expectancy) or for the duration of the longer of the taxpayer’s or the Beneficiary’s life (or life expectancies).

Multiple Policies. All MECs issued by us (or our affiliates) to you during any calendar year will be treated as a single MEC for purposes of determining the amount of a Policy distribution that is taxable to you.

Treatment When Insured Reaches Attained Age 121. As described above, when the Insured reaches Attained Age 121, we will issue you a “paid-up” life insurance Policy. We believe that the paid-up life insurance Policy will continue to qualify as a “life insurance contract” under the Code. However, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Cash Surrender Value in the year in which the Insured attains age 121 and would realize taxable income at that time, even if the Death Benefit Proceeds were not distributed at that time. In addition, any outstanding Policy Debt will be repaid at that time. This repayment may be treated as a taxable distribution to you, if your contract is not a MEC.

The IRS has issued Revenue Procedure 2010-28 providing a safe harbor concerning the application of Sections 7702 and 7702A to life insurance contracts that have mortality guarantees based on the 2001 CSO Table and which may continue in force after an insured attains age 100. If a contract satisfies all the requirements of Sections 7702 and 7702A using all of the Age 100 Safe Harbor Testing Method requirements set forth in Rev. Proc. 2010-28, the IRS will not challenge the qualification of that contract under Sections 7702 and 7702A. Rev. Proc. 2010-28 also states that “No adverse inference should be drawn with respect to the qualification of a contract as a life insurance contract under §7702, or its status as not a MEC under §7702A, merely by reason of a failure to satisfy all of the requirements of [the Age 100 Safe Harbor].”

Federal Income Tax Withholding. We are required to withhold 10% on that portion of a Policy distribution that is taxable, unless you direct us in writing not to do so at or before the time of the Policy distribution. As the Owner you are responsible for the payment of any taxes and early distribution penalties that may be due on Policy distributions.

Actions to Ensure Compliance with the Tax Law. We believe that the maximum amount of Premiums we intend to permit for the Policies will comply with the Code definition of a “life insurance contract.” We will monitor the amount of your Premiums, and, if you pay a Premium during a Policy Year that exceeds those permitted by the Code, we will promptly refund the Premium or a portion of the Premium before any allocation to the Funds. We reserve the right to increase the death benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of a life insurance contract.

Trade or Business Entity Owns or Is Directly or Indirectly a Beneficiary of the Policy. Where a Policy is owned by other than a natural person, the Owner’s ability to deduct interest on business borrowing unrelated to the Policy can be impacted as a result of its ownership of cash value life insurance. No deduction will be allowed for a portion of a taxpayer’s otherwise deductible interest expense unless the Policy covers only one individual, and such individual is, at the time first covered by the Policy, a 20 percent owner of the trade or business entity that owns the Policy, or an officer, director, or employee of such trade or business.

Although this limitation generally does not apply to Policies held by natural persons, if a trade or business (other than one carried on as a sole proprietorship) is directly or indirectly the Beneficiary under a Policy (e.g., pursuant to a split-dollar agreement), the Policy will be treated as held by such trade or business. The effect will be that a portion of the trade or business entity’s deduction for its interest expenses will be disallowed unless the above exception for a 20 percent owner, employee, officer or director applies.

The portion of the entity’s interest deduction that is disallowed will generally be a pro rata amount which bears the same ratio to such interest expense as the taxpayer’s average unborrowed cash value bears to the sum of the taxpayer’s average unborrowed cash value and average adjusted bases of all other assets. Any corporate or business use of the life insurance should be carefully reviewed by your tax adviser with attention to these rules as well as any other rules and possible tax law changes that could occur with respect to corporate-owned life insurance.

In Revenue Ruling 2011-9, the IRS held that the status of an insured as an employee “at the time first covered” for purposes of Section 264(f) does not carry over from a contract given up in a Section 1035 tax-free exchange to a contract received in such an exchange. Therefore, the pro rata interest expense disallowance exception of Section 264(f)(4) does not apply to new Policies received in Section 1035 tax-free exchanges unless such Policies also qualify for the exception provided by Section  264(f)(4) of the Code.

Employer-Owned Life Insurance. The Pension Protection Act of 2006 added a new section to the Code that denies the tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the “amount received under the contract” to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied. The new rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business. Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of the new legislation to the proposed purchase.

Split Dollar Life Insurance. A tax adviser should also be consulted with respect to the 2003 split dollar regulations if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.

Other Employee Benefit Programs. Complex rules may apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of employee benefits. These Policy owners also must consider whether the Policy was applied for by, or issued to, a person having an insurable interest under applicable state law, as the lack of insurable interest may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the Beneficiary to death benefits. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult your legal adviser.

Policy Loan Interest. Generally, no tax deduction is allowed for interest paid or accrued on any indebtedness under a Policy.

Change of Insured Rider. The Company makes no representations concerning the tax effects of the change of insured rider. Owners are responsible for seeking tax counsel regarding the tax effects of the Rider. The Company reserves the right to refund cash value exceeding allowable limits for tax exempt purposes, or that would be charged as current interest income to Owners.

The Health Care and Education Reconciliation Act of 2010 (the “Act”). The Act imposes a 3.8% tax in taxable years beginning in 2013 on an amount equal to the lesser of (a) “net investment income”; or (b) the excess of a taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). Proposed regulations issued by the IRS define “net investment income” for this purpose as including taxable distributions from life insurance policies over allowable deductions, as such term is defined in the Act. Please consult the impact of the Act on you with a competent tax advisor.

Our Taxes. We are taxed as a life insurance company under part I of subchapter L of the Code. The operations of the Series Account are taxed as part of our operations. Investment income and realized capital gains are not taxed to the extent that they are applied under the Policies. As a result of the Omnibus Budget Reconciliation Act of 1990, we are generally required to capitalize and amortize certain Policy acquisition expenses over a ten year period rather than currently deducting such expenses. This so-called “deferred acquisition cost” tax (“DAC tax”) applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for Great-West. We reserve the right to adjust the amount of a charge to Premium to compensate us for these anticipated higher corporate income taxes.

A portion of the expense charges applied to Premium is used to offset the federal, state or local taxes that we incur which are attributable to the Series Account or the Policy. We reserve the right to adjust the amount of this charge.

Summary.

•	We do not make any guarantees about the Policy’s tax status.
•	We believe the Policy will be treated as a life insurance contract under federal tax laws.
•	Death benefits generally are not subject to federal income tax.
•	Investment gains are normally not taxed unless distributed to you before the Insured dies.
•	If you pay more Premiums than permitted under the seven-pay test, your Policy will be a MEC.
•	If your Policy becomes a MEC, partial withdrawals, Policy loans and surrenders may incur taxes and tax penalties.

Corporate Tax Shelter Requirements

The Company does not believe that any purchase of a Policy by an Owner pursuant to this offering will be subject to the tax shelter registration, customer list or reporting requirements under the Code and implementing regulations. All Owners that are corporations are advised to consult with their own tax and/or legal counsel and advisers, to make their own determination as to the applicability of the disclosure requirements of IRC § 6011 and Treas. Reg. Section 1.6011-4 to their federal income tax returns.

Legal Proceedings

There are no pending legal proceedings that would have an adverse material effect on the Series Account or on GWFS. Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.

Legal Matters

Pursuant to Commodity Futures Trading Commission Rule 4.5, Great-West has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Therefore, it is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Beverly A. Byrne, Chief Compliance Officer & Legal Counsel, Financial Services, of Great-West, has passed upon all matters of Colorado law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Colorado law. The law firm of Jorden Burt LLP, 1025 Thomas Jefferson St., N.W., Suite 400 East, Washington, D.C. 20007-5208, serves as special counsel to Great-West with regard to the federal securities laws.

Abandoned Property Requirements

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of life insurance policies) under various circumstances. This “escheatment” is revocable, however, and the state is obligated to pay the applicable proceeds if the property owner steps forward to claim it with the proper documentation. To help prevent such escheatment, it is important that you keep your policy and other information on file with us up to date, including the names, contact information, and identifying information for owners, beneficiaries, and other payees. Such updates should be communicated by writing to the Company at 8515 E. Orchard Road, 9T2, Greenwood Village, CO 80111, by calling 888-353-2654, by sending an email to gwexecbenefits@greatwest.com or via the web at www.greatwest.com/executivebenefits.

Financial Statements

Great-West’s consolidated financial statements, which are included in the Statement of Additional Information (“SAI”), should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Series Account.

Appendix A – Glossary of Terms

Unless otherwise defined in this prospectus, capitalized terms shall have the meaning set forth below.

Account Value – The sum of the value of your interests in the Divisions, the Fixed Account and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.

Attained Age – The age of the Insured, nearest birthday, as of the Policy Date and each Policy Anniversary thereafter.

Beneficiary – The person(s) named by the Owner to receive the Death Benefit Proceeds upon the death of the Insured.

Business Day – Any day that we are open for business. We are open for business every day that the NYSE is open for trading.

Cash Surrender Value – is equal to:

(a)	Account Value on the effective date of the surrender; less
(b)	outstanding Policy loans and accrued loan interest, if any; less
(c)	any monthly cost of insurance charges.

Corporate Headquarters – Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado 80111, or such other address as we may hereafter specify to you by written notice.

Death Benefit Proceeds – The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured. This amount is the death benefit, decreased by the amount of any outstanding Policy Debt, and increased by the amounts payable under any supplemental benefits.

Divisions – Divisions into which the assets of the Series Account are divided, each of which corresponds to and contains shares of a Fund. Divisions may also be referred to as “investment divisions” or “sub-accounts” in the prospectus, SAI or Series Account financial statements.

Due Proof – Such evidence as we may reasonably require in order to establish that Death Benefit Proceeds are due and payable.

Effective Date – The date on which the first Premium payment is credited to the Policy.

Evidence of Insurability – Information about an Insured that is used to approve or reinstate this Policy or any additional benefit.

Fixed Account – A division of our General Account that provides a fixed interest rate. This account is not part of and does not depend on the investment performance of the Sub-Accounts. The Fixed Account is not an available option for Pre-2009 Policies.

Fund – An underlying mutual fund in which a Division invests. Each Fund is an investment company registered with the SEC or a separate investment series of a registered investment company.

General Account – All of our assets other than those held in a separate investment account.

Initial Premium – The initial Premium amount specified in a Policy.

Insured – The person whose life is insured under the Policy.

Issue Age – The Insured’s age as of the Insured’s birthday nearest the Policy Date.

Issue Date – The date on which we issue a Policy.

Loan Account – All outstanding loans plus credited loan interest held in the General Account of the Company. The Loan Account is not part of the Series Account.

Loan Account Value – The sum of all outstanding loans plus credited loan interest for this Policy.

MEC – Modified Endowment Contract. For more information regarding MECs, see “Modified Endowment Contracts” on page ..

NYSE – New York Stock Exchange.

Owner – The person(s) named in the application who is entitled to exercise all rights and privileges under the Policy, while the Insured is living. The purchaser of the Policy will be the Owner unless otherwise indicated in the application.

Policy Anniversary – The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Policy Date – The effective date of coverage under this Policy. The Policy Months, Policy Years and Policy Anniversaries are measured from the Policy Date.

Policy Debt – The principal amount of any outstanding loan against the Policy plus accrued but unpaid interest on such loan.

Policy Month – The one-month period commencing on the same day of the month as the Policy Date.

Policy Year – The one-year period commencing on the Policy Date or any Policy Anniversary and ending on the next Policy Anniversary.

Pre-2009 Policy – A Policy issued before January 1, 2009. Owners of a Pre-2009 Policy may continue to make additional premium payments. For information about how the Pre-2009 Policy differs from the Policy that we offer until April 30, 2011, please see Appendix B.

Premiums – Amounts received and allocated to the Sub-Account(s) prior to any deductions.

Request – Any instruction in a form, written, telephoned or computerized, satisfactory to the Company and received in good order at the Corporate Headquarters from the Owner or the Owner’s assignee (as specified in a form acceptable to the Company) or the Beneficiary, (as applicable) as required by any provision of this Policy or as required by the Company. The Request is subject to any action taken or payment made by the Company before it was processed.

SEC – The United States Securities and Exchange Commission.

Series Account – The segregated investment account established by the Company as a separate account under Colorado law named the COLI VUL –2 Series Account. It is registered as a unit investment trust under the 1940 Act.

Sub-Account – Sub-division(s) of the Owner’s Account Value containing the value credited to the Owner from the Series Account. Sub-Accounts may also be referred to as “investment divisions” or “Divisions” in the prospectus, SAI or Series Account financial statements.

Surrender Benefit – Account Value less any outstanding Policy loans and less accrued loan interest.

Total Face Amount – The amount of life insurance coverage you request as specified in your Policy.

Transaction Date – The date on which any Premium payment or Request from the Owner will be processed by the Company. Premium payments and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next Business Day. Requests will be processed and the Sub-Account value will be valued on the day that the Premium payments or Request is received and the NYSE is open for trading.

Transfer – The moving of money from one or more Division(s) or the Fixed Account to one or more Division(s) or the Fixed Account.

Unit – An accounting unit of measurement that we use to calculate the value of each Division.

Unit Value – The value of each Unit in a Division.

Valuation Date – The date on which the net asset value of each Fund is determined. A Valuation Date is each day that the NYSE is open for regular business. The value of a Division’s assets is determined at the end of each Valuation Date (generally 4:00 p.m. EST/EDT). To determine the value of an asset on a day that is not a Valuation Date, the value of that asset as of the end of the previous Valuation Date will be used.

Valuation Period – The period of time from one determination of Unit Values to the next following determination of Unit Values. We will determine Unit Value for each Valuation Date as of the close of the NYSE (generally 4:00 p.m. EST/EDT) on that Valuation Date.

Appendix B –

Information About How a Pre-2009 Policy and Optional Term Insurance Rider

(Issued Prior to January 1, 2009) Differs from the Policy and Optional Rider that

We Issued until April 30, 2011

Prior to January 1, 2009, we issued and earlier version of this Policy (the “Pre-2009 Policy”). The Pre-2009 Policy is no longer offered for sale. However, many Pre-2009 Policies remain outstanding and most of the information in the prospectus is applicable. However, this Appendix B explains the differences between the Pre-2009 Policy from the description in the rest of the prospectus, which describes Policies we issued until April 30, 2011. If you own a Pre-2009 (issued prior to January 1, 2009), you should read this Appendix B for information as to your Pre-2009 Policy differs from the Policy described in the rest of the prospectus.

1.        Different Cost of Insurance Charge Amounts

Certain information as to how we calculate the cost of insurance changes for the Policy we issued until April 30, 2011 is set forth under “Monthly Risk Rates” on page of the prospectus. That discussion applies to the Pre-2009 policy with one exception. References to the 2001 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table do not apply to the Pre-2009 Policy. Instead, these statements would refer to the 1980 Commissioner’s Standard Ordinary, Age Nearest Birthday, Male/Female, Smoker/Non-Smoker Ultimate Mortality Table.

The cost of insurance charges under the Pre-2009 Policy differ from those charged under the Policy issued on or after January 1, 2009 as provided in the tables below. Specifically, under the Pre-2009 Policy the minimum cost of insurance charge is $.08 per $1000 and under a Policy issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.

2.         Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Pre-2009 Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Pre-2009 Policy, surrender the Pre-2009 Policy, or Transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premium	Upon each Premium payment	Maximum: 6.5% of Premium Current: 5.5% of Premium up to target and 3.0% of Premium in excess of target
Partial Withdrawal Fee	Upon partial withdrawal	Maximum: $25 deducted from Account Value for all partial withdrawals after the first made in the same Policy Year.
Change of Death Benefit Option Fee	Upon change of option	Maximum: $100 deducted from Account Value for each change of death benefit option.
Premium Tax	Upon each Premium payment	Maximum: 3.5% of Premium

Transfer Fee	At time of Transfer for all Transfers in excess of 12 made in the same calendar year	Maximum: $10/Transfer
Loan Interest	Upon issuance of Policy loan	Maximum: the Moody’s Corporate Bond Yield Average – Monthly Average Corporates

The next table describes the fees and expenses that you will pay periodically during the time that you own the Pre-2009 Policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance (per $1000 Net Amount at Risk[1]
Minimum & Maximum Cost of Insurance Charge	Monthly	Guaranteed: Minimum: $0.08 per $1000. Maximum: $83.33 per $1000.
Cost of Insurance Charge for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000.
Mortality and Expense Risk Fees[2]	Monthly	Guaranteed: 0.90% annually. Current: 0.40% for Policy Years 1-5, 0.25% for Policy Years 6-20, and 0.10% thereafter.
Service Charge	Monthly	Maximum: $15/month Current: $10.00/month, Policy Years 1-3 and $7.50/month, Policy Years 4+

[1]

The cost of insurance will vary based on individual characteristics. The cost of insurance shown in the table is a sample illustration only and may not be representative of the charge that a particular Owner of the Pre-2009 Policy will pay. Owners may obtain more information about their particular cost of insurance by contacting us at 888-353-2654.

[2]	The mortality and expense risk charge is accrued daily and deducted on the first day of each Policy month by cancelling accumulation units pro-rata against all Sub-Accounts.

Supplemental Benefit Charges

The charges for the rider you selected are deducted monthly from your Account Value as part of the Monthly Deduction described on page of this prospectus. The benefits provided under each rider are summarized in “Other Provisions and Benefits” beginning on page.

Change of Insured Rider	Upon change of Insured	Minimum: $100 per change. Maximum: $400 per change.
Change of Insured Rider for a 46-year old Male Non- Smoker, $550,000 Face Amount, Option 1 (Level Death)		$400 per change.
Term Life Insurance Rider	Monthly	Guaranteed: Minimum COI: $0.08 per $1000. Maximum COI: $83.33 per $1000.
Term Life Insurance Rider for a 46-year old Male Non-Smoker, $550,000 Face Amount, Option 1 (Level Death)	Monthly	Guaranteed: $0.41 per $1000.

3.        Paid-Up Life Insurance

For the Pre-2009 Policy, if the Insured reached Attained Age 100 and the Policy is in force, the Account Value, less Policy Debt, will be applied as a single Premium to purchase “paid-up” insurance. This is different from the age disclosed on pages , and of the prospectus for the Policy that we issued until April 30, 2011.

4.        Term Life Insurance Rider

For the Pre-2009 Policy, the rider is renewable annually until the Insured’s Attained Age 100. This is different from the age disclosed on page of the prospectus for the Policy that we issued until April 30, 2011. In addition, the cost of insurance charges under the Pre-2009 Policy Term Life Insurance Rider differ from those charged under the Term Life Insurance Rider issued on or after January 1, 2009 as provided in the table above. Specifically, under the Pre-2009 Policy Term Life Insurance Rider, the minimum cost of insurance charge is $.08 per $1000 and under a Term Life Insurance Rider issued on or after January 1, 2009, the minimum cost of insurance charge is $.02 per $1000.

5.        Fixed Account

For the Pre-2009 Policy, the Fixed Account is not an available investment option.

6.        Definition of Account Value

Because the Fixed Account is not an option for Pre-2009 Policies, the term of Account Value is defined as “the sum of the value of your interests in the Divisions and the Loan Account. This amount reflects: (1) the Premiums you pay; (2) the investment performance of the Divisions you select; (3) any Policy loans or partial withdrawals; (4) your Loan Account balance; and (5) the charges we deduct under the Policy.”

The SAI is a document that includes additional information about the Series Account, including the financial statements of both Great-West and of each of the Divisions of the Series Account. The SAI is incorporated by reference as a matter of law into the prospectus, which means that it is legally part of the prospectus. The SAI is available upon request, without charge. To request the SAI or other information about the Policy, or to make any inquires about the Policy, contact Great-West toll-free at 888-353-2654 or via email at mailto:www.greatwest.com/executivebenefits.

Information about the Series Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about the Series Account are available on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing at the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09201

COLI VUL-2 SERIES ACCOUNT

Flexible Premium Variable

Universal Life Insurance Policies

Issued by:

Great-West Life & Annuity Insurance Company

8515 East Orchard Road

Greenwood Village, Colorado 80111

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. It contains information in addition to the information in the prospectus for the Policy. The prospectus for the Policy, which we may amend from time to time, contains the basic information you should know before purchasing a Policy. This Statement of Information should be read in conjunction with the prospectus, dated May 1, 2013, which is available without charge by contacting Great-West Life & Annuity Insurance Company at (888) 353-2654 or via e-mail at www.greatwest.com/executivebenefits.

May 1, 2013

General Information and History of Great-West and the Series Account

State Regulation

Independent Registered Public Accounting Firm

Underwriters

Underwriting Procedures

Illustrations

Financial Statements

General Information and History of Great-West and the Series Account

Great-West Life & Annuity Insurance Company (“Great-West,” the “Company,” “we” or “us”) is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation in 1980 prior to changing to our current name in February 1982. In September 1990, we redomesticated under the laws of Colorado.

We are authorized to do business in forty-nine states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. We issue individual and group life insurance policies and annuity contracts and accident and health insurance policies.

Great-West is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

We established the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) in accordance with Colorado law on November 25, 1997. The Series Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

State Regulation

We are subject to the laws of Colorado governing life insurance companies and to regulation by Colorado’s Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of all the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Independent Registered Public Accounting Firm

The financial statements and financial highlights of each of the investment divisions of the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement. The consolidated financial statements of Great-West Life & Annuity Insurance Company and subsidiaries included in this Statement of Additional Information and the related financial statement schedule included elsewhere in the Registration Statement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement (which report expresses an unqualified opinion on the consolidated financial statements and financial statement schedule and includes an explanatory paragraph referring to the retrospective adoption of a change in accounting for costs associated with acquiring or renewing insurance contracts). Such financial statements and financial statement schedule have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Underwriters

The offering of the Policy is made on a continuous basis by GWFS Equities, Inc. (“GWFS Equities”), an indirect wholly owned subsidiary of Great-West, whose principal business address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. GWFS Equities is registered with the SEC under the Securities Exchange Act of 1934 (“Exchange Act”) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).

GWFS Equities has received no underwriting commissions in connection with this offering in each of the last three fiscal years.

Licensed insurance agents will sell the Policy in those states where the Policy may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Exchange Act, which are members of FINRA and which have entered into selling agreements with GWFS Equities. GWFS Equities also acts as the general distributor of certain annuity contracts issued by us. The maximum sales commission payable to our agents, independent registered insurance agents and other registered broker-dealers is 25% of Premium. In addition, asset-based trail commissions may be paid. A sales representative may be required to return all or a portion of the commissions paid if: (i) a Policy terminates prior to the second Policy Anniversary; or (ii) a Policy is surrendered for the Surrender Benefit within the first six Policy Years and applicable state insurance law permits a return of expense charge.

Underwriting Procedures

We will issue on a fully underwritten basis applicants up to 300% of our standard current mortality assumptions. We will issue on a simplified basis based on case characteristics, such as required Policy size, average age of group and the industry of the group using our standard mortality assumptions. We will issue on a guaranteed basis for larger groups based on case characteristics such as the size of the group, Policy size, average age of group, industry, and group location.

Illustrations

Upon Request, we will provide you an illustration of Cash Surrender Value, Account Value and death benefits. The first illustration you Request during a Policy Year will be provided to you free of charge. Thereafter, each additional illustration Requested during the same Policy Year will be provided to you for a nominal fee not to exceed $50.

Financial Statements

The consolidated financial statements of Great-West as contained herein should be considered only as bearing upon Great-West’s ability to meet its obligations under the Policies, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Owners under the Policies are affected solely by the investment results of the Series Account. The financial statements of the Series Account are also included herein.

Great-West Life & Annuity

Insurance Company

(a wholly-owned subsidiary of

GWL&A Financial Inc.)

Consolidated Balance Sheets as of December 31, 2012

and 2011, and Related Consolidated Statements of

Income, Comprehensive Income, Stockholder’s Equity

and Cash Flows for Each of the Three Years in the Period

Ended December 31, 2012 and Report of Independent

Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Great-West Life & Annuity Insurance Company

Greenwood Village, Colorado

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries (the “Company”) as of December 31, 2012 and 2011, and the related consolidated statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012. Our audits also included the financial statement schedule. These consolidated financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the accompanying consolidated financial statements have been retrospectively adjusted for the Company’s adoption of a change in accounting for costs associated with acquiring or renewing insurance contracts.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 28, 2013

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2012 and 2011

(In Thousands, Except Share Amounts)

	December 31,
	2012	2011
Assets		As adjusted
Investments:		See Note 1
Fixed maturities, available-for-sale, at fair value (amortized cost $16,756,216 and $15,586,970)	$18,188,344	$16,589,783
Fixed maturities, held for trading, at fair value (amortized cost $356,012 and $134,591)	367,600	147,526
Mortgage loans on real estate (net of allowances of $2,890 and $21,130)	2,881,758	2,513,087
Policy loans	4,260,200	4,219,849
Short-term investments, available-for-sale (amortized cost $266,332 and $332,764)	266,332	332,764
Limited partnership and other corporation interests	124,814	169,233
Other investments	21,328	22,990

Total investments	26,110,376	23,995,232

Other assets:
Cash	11,387	7,593
Reinsurance receivable	638,797	616,336
Deferred acquisition costs and value of business acquired	204,461	219,833
Investment income due and accrued	257,028	248,114
Collateral under securities lending agreements	142,022	7,099
Due from parent and affiliates	82,828	114,697
Goodwill	105,255	105,255
Other intangible assets	18,249	21,855
Other assets	609,623	505,401
Assets of discontinued operations	33,053	39,621
Separate account assets	24,605,526	22,331,391

Total assets	$52,818,605	$48,212,427

See notes to consolidated financial statements.	(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Balance Sheets

December 31, 2012 and 2011

(In Thousands, Except Share Amounts)

	December 31,
	2012	2011
		As adjusted See Note 1
Liabilities and stockholder’s equity
Policy benefit liabilities:
Future policy benefits	$23,480,618	$21,828,274
Policy and contract claims	321,375	310,455
Policyholders’ funds	374,821	382,816
Provision for policyholders’ dividends	63,102	64,710
Undistributed earnings on participating business	10,393	11,105

Total policy benefit liabilities	24,250,309	22,597,360

General liabilities:
Due to parent and affiliates	544,447	538,561
Commercial paper	97,987	97,536
Payable under securities lending agreements	142,022	7,099
Deferred income tax liabilities, net	288,995	154,464
Other liabilities	719,969	532,327
Liabilities of discontinued operations	33,053	39,616
Separate account liabilities	24,605,526	22,331,391

Total liabilities	50,682,308	46,298,354

Commitments and contingencies

Stockholder’s equity:
Preferred stock, $1 par value, 50,000,000 shares authorized; none issued and outstanding	-	-
Common stock, $1 par value, 50,000,000 shares authorized; 7,032,000 shares issued and outstanding	7,032	7,032
Additional paid-in capital	771,041	768,247
Accumulated other comprehensive income	635,699	469,982
Retained earnings	722,525	668,812

Total stockholder’s equity	2,136,297	1,914,073

Total liabilities and stockholder’s equity	$52,818,605	$48,212,427

See notes to consolidated financial statements.	(Concluded)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Income

Years Ended December 31, 2012, 2011 and 2010

(In Thousands)

	Year ended December 31,
	2012	2011	2010
		As adjusted See Note 1	As adjusted See Note 1
Revenues:
Premium income, net of premiums ceded of $50,303, $40,720 and $41,474	$422,153	$523,216	$805,622
Fee income	535,823	486,795	447,954
Net investment income	1,191,551	1,158,486	1,174,744
Realized investment gains (losses), net:
Total other-than-temporary losses	(5,138)	(19,467)	(96,648)
Other-than-temporary (gains) losses transferred to other comprehensive income	(61)	10,005	16,747
Other realized investment gains, net	121,916	33,957	55,406

Total realized investment gains (losses), net	116,717	24,495	(24,495)

Total revenues	2,266,244	2,192,992	2,403,825

Benefits and expenses:
Life and other policy benefits, net of reinsurance recoveries of $46,492, $36,876 and $30,678	682,088	645,567	628,895
Increase (decrease) in future policy benefits	(66,697)	18,828	320,167
Interest paid or credited to contractholders	519,499	529,349	518,918
Provision for policyholders’ share of earnings on participating business	(580)	2,884	2,197
Dividends to policyholders	64,000	67,334	70,230

Total benefits	1,198,310	1,263,962	1,540,407
General insurance expenses	596,649	566,693	530,893
Amortization of deferred acquisition costs and value of business acquired	60,479	28,820	29,343
Interest expense	37,387	37,462	37,421

Total benefits and expenses, net	1,892,825	1,896,937	2,138,064

Income from continuing operations before income taxes	373,419	296,055	265,761
Income tax expense	135,305	93,818	68,627

Income from continuing operations	238,114	202,237	197,134
(Loss) from discontinued operations, net of income tax (expense) benefit of $ - , $ - and $900	-	-	(1,600)

Net income	$238,114	$202,237	$195,534

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Comprehensive Income

Years Ended December 31, 2012, 2011 and 2010

(In Thousands)

	Year ended December 31,
	2012	2011	2010
		As adjusted See Note 1	As adjusted See Note 1
Net Income	$238,114	$202,237	$195,534

Components of other comprehensive income
Unrealized holding gains arising on available-for-sale fixed maturity investments (1)	534,028	511,663	724,296
Net change during the period related to cash flow hedges	(18,881)	21,014	17,293
Reclassification adjustment for (gains) losses realized in net income	(107,713)	(74,165)	23,198

Net unrealized gains related to investments	407,434	458,512	764,787

Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(83,835)	(100,216)	(129,715)
Employee benefit plan adjustment	(68,650)	(49,566)	(5,142)

Other, net	(152,485)	(149,782)	(134,857)

Other comprehensive income before income taxes	254,949	308,730	629,930
Income tax expense related to items of other comprehensive income	89,232	108,056	220,476

Other comprehensive income	165,717	200,674	409,454

Total comprehensive income	$403,831	$402,911	$604,988

(1) Other comprehensive income includes the non-credit component of impaired losses on fixed maturities available-for-sale in the amounts of $26,583, $13,590 and $6,346 for the years ended December 31, 2012, 2011 and 2010, respectively.

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Stockholder’s Equity

Years ended December 31, 2012, 2011 and 2010

(In Thousands)

	Common stock	Additional paid-in capital	Accumulated other comprehensive income (loss)	Retained earnings	Total
Balances, January 1, 2010 (1)	$7,032	$761,330	$(140,146)	$638,311	$1,266,527
Net income (1)				195,534	195,534
Other comprehensive income (loss), net of income taxes (1)			409,454		409,454
Dividends				(160,917)	(160,917)
Capital contribution - stock-based compensation		1,855			1,855
Income tax benefit on stock-based compensation		1,459			1,459

Balances, December 31, 2010 (1)	7,032	764,644	269,308	672,928	1,713,912
Net income (1)				202,237	202,237
Other comprehensive income (loss), net of income taxes (1)			200,674		200,674
Dividends				(206,353)	(206,353)
Capital contribution - stock-based compensation		1,786			1,786
Income tax benefit on stock-based compensation		1,817			1,817

Balances, December 31, 2011 (1)	7,032	768,247	469,982	668,812	1,914,073
Net income				238,114	238,114
Other comprehensive income (loss), net of income taxes			165,717		165,717
Dividends				(184,401)	(184,401)
Capital contribution - stock-based compensation		2,314			2,314
Income tax benefit on stock-based compensation		480			480

Balances, December 31, 2012	$7,032	$771,041	$635,699	$722,525	$2,136,297

(1)	As adjusted; See Note 1

See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years ended December 31, 2012, 2011 and 2010

(In Thousands)

	Year ended December 31,
	2012	2011	2010
		As adjusted See Note 1	As adjusted See Note 1
Cash flows from operating activities:
Net income	$238,114	$202,237	$195,534
Adjustments to reconcile net income to net cash provided by operating activities:
Earnings allocated to participating policyholders	(580)	2,884	2,197
Amortization of premiums (accretion of discounts) on investments, net	(28,495)	(41,220)	(44,096)
Net realized (gains) losses on investments	(126,938)	(62,088)	26,665
Net proceeds (purchases) of trading securities	(220,646)	3,597	901
Interest credited to contractholders	515,356	525,347	514,002
Depreciation and amortization	82,595	48,094	44,540
Deferral of acquisition costs	(94,826)	(57,108)	(47,513)
Deferred income taxes	45,371	23,617	33,636
Other, net	(2,681)	(4,037)	(9,834)
Changes in assets and liabilities:
Policy benefit liabilities	(192,755)	(148,298)	135,731
Reinsurance receivable	(15,893)	1,131	4,594
Investment income due and accrued	(8,654)	(8,769)	(13,896)
Other assets	(98,042)	(8,176)	9,256
Other liabilities	31,380	45,515	(112,002)

Net cash provided by operating activities	123,306	522,726	739,715

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities, available-for-sale	8,432,248	5,373,914	4,515,507
Mortgage loans on real estate	172,950	96,848	158,246
Limited partnership interests, other corporation interests and other investments	52,151	58,872	90,235
Purchases of investments:
Fixed maturities, available-for-sale	(9,407,969)	(6,405,522)	(5,355,943)
Mortgage loans on real estate	(524,396)	(899,234)	(331,843)
Limited partnership interests, other corporation interests and other investments	(5,577)	(7,874)	(19,528)
Net change in short-term investments	81,058	1,576,779	(919,023)
Net change in repurchase agreements	-	(936,762)	445,424
Policy loans, net	4,983	(41,408)	24,257
Purchases of furniture, equipment and software	(23,525)	(19,990)	-

Net cash used in investing activities	(1,218,077)	(1,204,377)	(1,392,668)

See notes to consolidated financial statements.			(Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Consolidated Statements of Cash Flows

Years ended December 31, 2012, 2011 and 2010

(In Thousands)

	Year ended December 31,
	2012	2011	2010
		As adjusted See Note 1	As adjusted See Note 1
Cash flows from financing activities:
Contract deposits	$2,881,112	$2,544,213	$2,234,984
Contract withdrawals	(1,636,066)	(1,716,544)	(1,570,767)
Change in due to/from parent and affiliates	37,598	87,743	(16,274)
Dividends paid	(184,401)	(206,353)	(160,917)
Net commercial paper borrowings	451	5,855	(5,932)
Change in book overdrafts	(609)	(31,963)	3,898
Income tax benefit of stock option exercises	480	1,817	1,459

Net cash provided by financing activities	1,098,565	684,768	486,451

Net increase (decrease) in cash	3,794	3,117	(166,502)
Cash, beginning of year	7,593	4,476	170,978

Cash, end of year	$11,387	$7,593	$4,476

Supplemental disclosures of cash flow information:
Net cash paid (received) during the year for:
Income taxes	$(102,213)	$(121,436)	$33
Income tax payments withheld and remitted to taxing authorities	48,932	53,630	56,664
Interest	37,387	37,463	37,421

Non-cash investing and financing transactions during the years:
Share-based compensation expense	$2,314	$1,786	$1,855
Fair value of assets acquired in settlement of fixed maturity investments	1,125	13,021	-
Real estate acquired in satisfaction of debt	-	2,140	-

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

1. Organization and Significant Accounting Policies

Organization

Great-West Life & Annuity Insurance Company (“GWLA”) and its subsidiaries (collectively, the “Company”) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (“GWL&A Financial”), a holding company formed in 1998. GWL&A Financial is a direct wholly-owned subsidiary of Great-West Lifeco U.S. Inc. (“Lifeco U.S.”) and an indirect wholly-owned subsidiary of Great-West Lifeco Inc. (“Lifeco”), a Canadian holding Company. The Company offers a wide range of life insurance, retirement and investment products to individuals, businesses and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado and is subject to regulation by the Colorado Division of Insurance.

Basis of Presentation

The consolidated financial statements include the accounts of the Company and the accounts of its subsidiaries over which it exercises control. Intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These accounting principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for items and matters such as, but not limited to, the valuation of investments and derivatives in the absence of quoted market values, impairment of investments, valuation of policy benefit liabilities, valuation of deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”), employee benefits plans and income taxes and the valuation of deferred tax assets or liabilities, net. Actual results could differ from those estimates.
During the year ended December 31, 2012, the Company had an $18,240 decrease in the general mortgage provision allowance as a result of revised assumptions primarily related to the improvement in general economic conditions, the stability of loss levels within the commercial real estate market and the stability of the Company’s own commercial mortgage portfolio.

Retrospective adoption of accounting pronouncement

In October 2010, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2010-26 Financial Services - Insurance (Topic 944): Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts - a Consensus of the FASB Emerging Issues Task Force (“ASU No. 2010-26”). ASU No. 2010-26 provided guidance and modified the definition of the types and nature of costs incurred by insurance enterprises that can be capitalized in connection with the successful acquisition of new or renewal insurance contracts. Further, ASU No. 2010-26 clarified which costs may not be capitalized as DAC. Such costs include incremental costs related to unsuccessful attempts to acquire new or renewal insurance contracts in addition to certain administrative costs. ASU No. 2010-26 was effective for interim and annual periods in fiscal years beginning after December 15, 2011. The Company adopted ASU No. 2010-26 for its fiscal year beginning January 1, 2012, and applied the retrospective method of adoption to year-end 2004. Any adjustment prior to 2004 was impracticable.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following is a summary of the effects of the adoption of ASU No. 2010-26 on the Company’s condensed consolidated financial statements:

	As previously reported	Retrospective adoption	As adjusted
Consolidated Balance Sheets
December 31, 2011
Deferred acquisition costs and value of business acquired	$343,449	$(123,616)	$219,833
Deferred income tax liabilities, net	197,729	(43,265)	154,464
Accumulated other comprehensive income	445,372	24,610	469,982
Retained earnings	773,773	(104,961)	668,812

Consolidated Statements of Income
December 31, 2011
General insurance expenses	535,636	31,057	566,693
Amortization of deferred acquisition costs and value of business acquired	41,634	(12,814)	28,820
Income tax expense	100,203	(6,385)	93,818
Net income	214,095	(11,858)	202,237

December 31, 2010
General insurance expenses	498,386	32,507	530,893
Amortization of deferred acquisition costs and value of business acquired	50,741	(21,398)	29,343
Income tax expense	72,515	(3,888)	68,627
Net income	202,755	(7,221)	195,534

Consolidated Statements of Comprehensive Income
December 31, 2011
Net income	214,095	(11,858)	202,237
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(96,860)	(3,356)	(100,216)
Income tax expense related to items of other comprehensive income	109,230	(1,174)	108,056

December 31, 2010
Net income	202,755	(7,221)	195,534
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(182,357)	52,642	(129,715)
Income tax expense related to items of other comprehensive income	202,051	18,425	220,476

Consolidated Statements of Stockholder’s Equity
Balances, January 1, 2010, Accumulated other comprehensive income (loss)	(132,721)	(7,425)	(140,146)
Balances, January 1, 2010, Retained earnings	724,193	(85,882)	638,311
Net income, 2010	202,755	(7,221)	195,534
Other comprehensive income (loss), net of income taxes, 2010	375,237	34,217	409,454
Net income, 2011	214,095	(11,858)	202,237
Other comprehensive income (loss), net of income taxes, 2011	202,856	(2,182)	200,674

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	As previously reported	Retrospective adoption	As adjusted
Consolidated Statements of Cash Flows
December 31, 2011
Net income	214,095	(11,858)	202,237
Depreciation and amortization	60,908	(12,814)	48,094
Deferral of acquisition costs	(88,165)	31,057	(57,108)
Deferred income taxes	30,002	(6,385)	23,617

December 31, 2010
Net income	202,755	(7,221)	195,534
Depreciation and amortization	65,938	(21,398)	44,540
Deferral of acquisition costs	(80,020)	32,507	(47,513)
Deferred income taxes	37,524	(3,888)	33,636

Summary of Significant Accounting Policies

Investments

Investments are reported as follows:

1.

The Company classifies the majority of its fixed maturity investments as available-for-sale. Included in fixed maturities are perpetual debt investments which primarily consist of junior subordinated debt instruments that have no stated maturity date but pay fixed or floating interest in perpetuity. All available-for-sale fixed maturity investments are recorded at fair value with the related net unrealized gain or loss, net of policyholder related amounts and deferred taxes, recorded in accumulated other comprehensive income (loss) (“AOCI”). The Company recognizes the acquisition of its public fixed maturity investments on a trade date basis. Net unrealized gains and losses related to participating contract policies that cannot be distributed are recorded as undistributed earnings on participating business.

Premiums and discounts are recognized as a component of net investment income using the scientific interest method, realized gains and losses are included in net realized investment gains (losses) and declines in value determined to be other-than-temporary are included in total other-than-temporary losses.

The Company purchases fixed maturity securities which are classified as held for trading. Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities, including mortgage-backed and asset-backed securities) is dependent upon market conditions, which may result in prepayments and changes in amounts to be earned. Prepayments on all mortgage-backed and asset-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

2.

Mortgage loans on real estate consist of domestic commercial collateralized loans and are carried at their unpaid principal balances adjusted for any unamortized premiums or discounts and mortgage provision allowances. Interest income is accrued on the unpaid principal balance for all loans, except for loans on non-accrual status. Premiums and discounts are amortized to net investment income using the scientific interest method. Prepayment penalty fees are recognized in other realized investment gains upon receipt.

The Company actively manages its mortgage loan portfolio by completing ongoing comprehensive analysis of factors such as debt service coverage ratios, loan-to-value ratios, payment status, default or legal status, annual collateral property evaluations and general market conditions. On a quarterly basis, the Company reviews the above primary credit quality indicators in its internal risk assessment of loan impairment and credit loss. Management’s risk assessment process is subjective and includes the categorization of all loans, based on the above mentioned credit quality indicators, into one of the following categories:

•	Performing - generally indicates the loan has standard market risk and is within its original underwriting guidelines.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

•

Non-performing - generally indicates there is a potential for loss due to the deterioration of financial/monetary default indicators or potential foreclosure. Due to the potential for loss, these loans are disclosed as impaired.

The Company’s mortgage provision allowance is reviewed quarterly. The determination of the calculation and the adequacy of the mortgage provision allowance and mortgage impairments involve judgments that incorporate qualitative and quantitative Company and industry mortgage performance data. Management’s periodic evaluation and assessment of the adequacy of the mortgage provision allowance and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the fair value of the underlying collateral, composition of the loan portfolio, current economic conditions, loss experience and other relevant factors. Loans included in the non-performing category and other loans with certain substandard credit quality indicators are individually reviewed to determine if a specific impairment is required. Risk is mitigated through first position collateralization, guarantees, loan covenants and borrower reporting requirements. Since the Company does not originate or hold uncollateralized mortgages, loans are generally not deemed fully uncollectable. Generally, unrecoverable amounts are written off during the final stage of the foreclosure process.

Loan balances are considered past due when payment has not been received based on contractually agreed upon terms. For loan balances greater than 90 days past due or in the process of foreclosure, all accrual of interest is discontinued. The Company resumes interest accrual on loans when a loan returns to current status. Interest accrual may also resume under new terms when loans are restructured or modified.

On a quarterly basis, any loans with terms that were modified during that period are reviewed to determine if the loan modifications constitute a troubled debt restructuring (“TDR”). In evaluating whether a loan modification constitutes a TDR, it must be determined that the modification is a significant concession and the debtor is experiencing financial difficulties.

3.

Limited partnership and other corporation interests are accounted for using either the cost or equity method of accounting. The Company uses the cost method on investments where it has a minor equity interest and no significant influence over the entity’s operations. The Company uses the equity method when it has a partnership interest that is considered more than minor, although the Company has no significant influence over the entity’s operations. Also included in limited partnership interests are limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits. These interests are carried at amortized cost as determined using the effective yield method.

In the normal course of its activities, the Company is involved with other entities that are considered variable interest entities (“VIE”). An entity would be determined to be a primary beneficiary, and thus consolidated when the entity has both (a) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (b) the obligation to absorb losses of the entity that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. When the Company becomes involved with a VIE and when the nature of the Company’s involvement with the entity changes, in order to determine if the Company is the primary beneficiary and must consolidate the entity, it evaluates:

•	The structure and purpose of the entity;
•	The risks and rewards created by and shared through the entity and
•	The entity’s participants’ ability to direct the activities, receive its benefits and absorb its losses.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The Company performs ongoing qualitative analyses of its involvement with VIEs to determine if consolidation is required.

4.	Policy loans are carried at their unpaid balances.

5.

Short-term investments include securities purchased with initial maturities of one year or less and are generally carried at fair value which is approximated from amortized cost. The Company classifies its short-term investments as available-for-sale.

6.

The Company enters into dollar repurchase agreements with third party broker-dealers. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancements on its investment portfolio. The dollar repurchase trading strategy involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Assets to be repurchased are the same, or substantially the same, as the assets transferred and are accounted for as secured borrowings. Proceeds of the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. In connection with repurchase agreements transactions, it is the Company’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included in repurchase agreements.

7.

The Company participates in a securities lending program in which the Company lends securities that are held as part of its general account investment portfolio to third parties. The Company does not enter into these types of transactions for liquidity purposes, but rather for yield enhancements on its investment portfolio. The borrower can return and the Company can request the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. The securities lending agent indemnifies the Company against borrower risk, meaning that the lending agent agrees contractually to replace securities not returned due to a borrower default. The Company generally requires initial collateral in an amount greater than or equal to 102% of the fair value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. Acceptable collateral is generally defined as government securities, letters of credit and/or cash collateral. Some cash collateral may be invested in short-term repurchase agreements which are also collateralized by U.S. Government or U.S. Government Agency securities.

8.

The Company’s other-than-temporary impairments (“OTTI”) accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. The assessment of whether an OTTI has occurred on fixed maturity investments where management does not intend to sell the fixed maturity investment and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, is based upon management’s case-by-case evaluation of the underlying reasons for the decline in fair value of each individual security. Management considers a wide range of factors, as described below, regarding the security issuer and uses its best judgment in evaluating the cause of the decline in its estimated fair value and in assessing the prospects for near-term recovery.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The extent to which estimated fair value is below cost;

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

•	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area;
•	The length of time for which the estimated fair value has been below cost;
•	A fixed maturity investment has been downgraded by a credit rating agency;
•	The financial condition of the issuer has deteriorated;
•	The payment structure of the fixed maturity investment and the likelihood of the issuer being able to make payments in the future; and
•	Dividends have been reduced or eliminated or scheduled interest payments have not been made.

If either (a) management has the intent to sell a fixed maturity investment or (b) it is more likely than not the Company will be required to sell a fixed maturity investment before its anticipated recovery, a charge is recorded in net realized investment losses equal to the difference between the fair value and cost or amortized cost basis of the security. If management does not intend to sell the security and it is not more likely than not the Company will be required to sell the fixed maturity investment before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected (discounted at the effective interest rate implicit in the fixed maturity investment prior to impairment) is less than the amortized cost basis of the fixed maturity investment (referred to as the credit loss portion), an OTTI is considered to have occurred. In this instance, total OTTI is bifurcated into two components: the amount related to the credit loss, which is recognized in current period earnings; and the amount attributed to other factors (referred to as the non-credit portion), which is recognized as a separate component in AOCI. The expected cash flows utilized during the impairment evaluation process are determined using judgment and the best information available to the Company including default rates, credit ratings, collateral characteristics and current levels of subordination. After the recognition of an OTTI, a fixed maturity investment is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. The difference between the new amortized cost basis and the future cash flows is accreted into net investment income. The Company continues to estimate the present value of cash flows expected to be collected over the life of the security.

Fair Value

Certain assets and liabilities are recorded at fair value on the Company’s consolidated balance sheets. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company categorizes its assets and liabilities measured at fair value on a recurring basis into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Company’s assets and liabilities recorded at fair value on a recurring basis have been categorized based upon the following fair value hierarchy:

•

Level 1 inputs utilize observable, quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access. Financial assets and liabilities utilizing Level 1 inputs include certain money market funds.

•

Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. The fair values for some Level 2 securities are obtained from pricing services. The inputs used by the pricing services are reviewed at least quarterly or when the pricing vendor issues updates to its pricing methodology. For fixed maturity securities and separate account assets and liabilities, inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Additional inputs utilized for assets and liabilities classified as Level 2 are:

¡

Asset-backed, residential mortgage-backed, commercial mortgage-backed securities and collateralized debt obligations - new issue data, monthly payment information, collateral performance and third party real estate analysis.

¡	U.S. states and their subdivisions - material event notices.
¡	Short-term investments - valued based on amortized cost.
¡	Derivative instruments - trading activity, swap curves, credit spreads, currency volatility, net present value of cash flows and news sources.
¡

Separate account assets and liabilities - exchange rates, various index data and news sources, amortized cost (which approximates fair value), trading activity, swap curves, credit spreads, recovery rates, restructuring, currency volatility, net present value of cash flows and quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

¡	Common collective trusts – the net asset value based on the underlying trust investments.

•

Level 3 inputs are unobservable and include situations where there is little, if any, market activity for the asset or liability. In general, the prices of Level 3 securities are obtained from single broker quotes and internal pricing models. If the broker’s inputs are largely unobservable, the valuation is classified as a Level 3. Broker quotes are validated through an internal analyst review process, which includes validation through known market conditions and other relevant data, as noted below. Internal models are usually cash flow based utilizing characteristics of the underlying collateral of the security such as default rate and other relevant data. Inputs utilized for securities classified as Level 3 are as follows:

¡	Corporate debt securities – unadjusted single broker quotes which may be in an illiquid market or otherwise deemed unobservable.
¡	Asset-backed securities – internal models utilizing asset-backed securities index spreads.
¡	Separate account assets – single broker quotes which may be in an illiquid market or otherwise deemed unobservable or net asset value per share of the underlying investments.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability.

Overall, transfers between levels are attributable to a change in the observability of inputs. Assets and liabilities are transferred to a lower level in the hierarchy when a significant input cannot be corroborated with market observable data. This may occur when market activity decreases and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred to a higher level in the hierarchy when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity including recent trades, a specific event, or one or more significant input(s) becoming observable. All transfers between levels are recognized at the beginning of the reporting period in which the transfer occurred.

The policies and procedures utilized to review, account for and report on the value and level of the Company’s securities were determined and implemented by the Finance division. The Investments division is responsible for the processes related to security purchases and sales and provides valuation and leveling input to the Finance division when necessary. Both divisions within the Company have worked in conjunction to establish thorough pricing, review, approval, accounting and reporting policies and procedures around the securities valuation process.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Internal pricing models may be used to value certain Level 3 securities. These models have been created by the Company based on specific characteristics of the portfolio, such as the high level of illiquidity, the low level of market making and trading activity and the collateralized nature of certain securities. These models are recalibrated monthly by adjusting the inputs based on current public security market conditions and how those conditions apply to the Company’s portfolio. Internal model input assumptions may include: prepayment speeds, constant default rates and the Asset Backed Securities Index (“ABX Index”) spread adjusted by an internally calculated liquidity premium. The primary inputs into the internal pricing models are the constant default rate and the internally adjusted ABX Index spread. Additionally, a monthly comparison of the internally developed model prices to pricing vendor evaluations is performed and analyzed. The Company determined the use of internal models was more accurate for certain securities categorized as Level 3 primarily due to the internally adjusted ABX Index spread being a better indication of fair value than spread assumptions used by external pricing models in illiquid markets. The internally adjusted ABX Index spread captures exposure to similar cash flows as the Company’s portfolio in a liquid and actively traded market and includes additional spread assumptions for potential illiquidity of the underlying collateral.

In some instances, securities are priced using external broker quotes. In most cases, when broker quotes are used as pricing inputs, more than one broker quote is obtained. External broker quotes are reviewed internally by comparing the quotes to similar securities in the public market and/or to vendor pricing, if available. Additionally, external broker quotes are compared to market reported trade activity to ascertain whether the price is reasonable, reflective of the current market prices and takes into account the characteristics of the Company’s securities.

Derivative financial instruments

The Company enters into derivative transactions which include the use of interest rate swaps, interest rate swaptions, cross-currency swaps, U.S. government treasury futures contracts, Eurodollar futures contracts, futures on equity indices and interest rate swap futures. The Company uses these derivative instruments to manage various risks, including interest rate and foreign currency exchange rate risk associated with its invested assets and liabilities. Derivative instruments are not used for speculative reasons.

All derivatives, regardless of hedge accounting treatment, are recorded in other assets and other liabilities at fair value. Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in AOCI and are recognized in the consolidated income statements when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in its fair value and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income. Changes in the fair value of derivatives not qualifying for hedge accounting and the over effective portion of cash flow hedges are recognized in net investment income in the period of the change. Investment gains and losses generally result from the termination of derivative contracts prior to expiration.

The Company uses derivative financial instruments for risk management purposes associated with certain invested assets and policy liabilities. Derivatives are used to (a) hedge the economic effects of interest rate and stock market movements on the Company’s guaranteed minimum withdrawal benefit, (b) hedge the economic effect of a large increase in interest rates on the Company’s general account life insurance, group pension liabilities and certain separate account life insurance liabilities, (c) hedge the economic risks of other transactions such as future asset acquisitions or dispositions, the timing of liability pricing, currency risks on non-U.S. dollar denominated assets and fee revenue based on equity market performance and (d) convert floating rate assets to fixed rate assets for asset/liability management purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits, monitoring procedures and in many cases, requiring collateral. The Company’s exposure is limited to the portion of the fair value of derivative instruments that exceeds the value of the collateral held and not to the notional or contractual amounts of the derivatives. The Company incorporates the market’s perception of its own and the counterparty’s non-performance risk through review of credit spreads in determining the fair value of the portion of its over-the-counter (“OTC”) derivative assets and liabilities that are uncollateralized.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Collateral agreements are regularly entered into as part of the underlying agreements with counterparties to mitigate counterparty credit risk. Certain of these arrangements require collateral when the fair value exceeds certain thresholds and also include credit contingent provisions that provide for a reduction of these thresholds in the event of downgrade in the credit ratings of the Company and/or the counterparty.

Derivatives in a net asset position may have cash or securities pledged as collateral to the Company in accordance with the collateral support agreements with the counterparty. This collateral is held in a custodial account for the benefit of the Company. Unrestricted cash collateral is included in other assets and the obligation to return it is included in other liabilities. The cash collateral is reinvested in a government money market fund. Cash collateral pledged by the Company is included in other assets.

Cash

Cash includes only amounts in demand deposit accounts.

Book overdrafts occur when checks have been issued by the Company, but have not been presented to the Company’s disbursement bank accounts for payment. These bank accounts allow the Company to delay funding of the issued checks until they are presented for payment. This delay in funding results in a temporary source of financing. The activity related to book overdrafts is included in the financing activities in the consolidated statement of cash flows. The book overdrafts are included in other liabilities in the accompanying consolidated balance sheets.

Internal use software

Purchased software costs, as well as certain internal and external costs incurred to develop internal use computer software during the application development stage are capitalized and amortized using the straight-line method over its estimated useful life. Capitalized internal use software development costs, net of accumulated amortization, in the amounts of $48,280 and $33,021, are included in other assets at December 31, 2012 and 2011, respectively. The Company capitalized $17,593, $16,676 and $9,816 of internal use software development costs during the years ended December 31, 2012, 2011 and 2010, respectively.

Deferred acquisition costs and value of business acquired

The Company incurs costs in connection with the acquisition of new and renewal insurance business. Costs that vary directly with and relate to the successful production of new business are deferred as DAC. These costs consist primarily of commissions, costs associated with the Company’s sales representatives and policy issuance and underwriting expenses related to the production of successfully acquired new business or through the acquisition of insurance or annuity contracts. A success factor is derived from actual contracts issued by the Company from requests for proposals or applications received. VOBA represents the estimated fair value of insurance or annuity contracts acquired either directly through the acquisition of another insurance company or through the acquisition of insurance or annuity contracts through assumption reinsurance transactions. The recoverability of such costs is dependent upon the future profitability of the related business.

DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. DAC and VOBA, for applicable products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Goodwill and other intangible assets

Goodwill is the excess of cost over the fair value of assets acquired and liabilities assumed in connection with an acquisition and is considered an indefinite lived asset and therefore is not amortized. The Company tests goodwill for impairment annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. If the carrying value of goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income in the period in which the impairment is identified.

Other intangible assets represent the estimated fair value of the portion of the purchase price that was allocated to the value of customer relationships and preferred provider relationships in various acquisitions. These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market and replacement or reproduction cost. The initial valuations of these intangible assets were supported by an independent valuation study that was commissioned by the Company. Other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially ranged from 4 to 14 years (weighted average 13 years), primarily based upon the cash flows generated by these assets.

Separate accounts

Separate account assets and related liabilities are carried at fair value in the accompanying consolidated balance sheets. The Company issues variable annuity contracts through separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder and therefore, are not included in the Company’s consolidated statements of income.

Revenues to the Company from the separate accounts consist of contract maintenance fees, investment management fees, administrative fees and mortality and expense risk charges.

The Company’s separate accounts invest in shares of Great-West Funds, Inc. (“Great-West Funds”) (formerly known as Maxim Series Funds Inc.) and Putnam Funds, open-end management investment companies, which are affiliates of the Company, and shares of other non-affiliated mutual funds and government and corporate bonds.

Life insurance and annuity future benefits

Life insurance and annuity future benefits with life contingencies in the amounts of $13,808,516 and $13,051,532 at December 31, 2012 and 2011, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity contract benefits without life contingencies in the amounts of $9,622,357 and $8,727,286 at December 31, 2012 and 2011, respectively, are established at the contractholder’s account value.

Reinsurance Ceded

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. For each of its reinsurance agreements, the Company determines if the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not provide indemnification against loss or liability relating to insurance risk, the Company records the agreement using the deposit method of accounting. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Policy benefits and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable in the accompanying consolidated balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims

Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported is valued based primarily on the Company’s prior experience. The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating business

The Company has participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in the premium charged and the actual experience on those policies. The amount of dividends to be paid is determined by the Board of Directors.

Participating life and annuity policy benefit liabilities are $6,748,375 and $6,705,462 at December 31, 2012 and 2011, respectively. Participating business comprises approximately 9% and 8% of the Company’s individual life insurance in-force at December 31, 2012 and 2011, respectively, and 20%, 19% and 13% of individual life insurance premium income for the years ended December 31, 2012, 2011 and 2010, respectively. The policyholder’s share of net income on participating policies is excluded from stockholder’s equity and recorded as undistributed earnings on participating business in the consolidated balance sheet.

Recognition of premium and fee income and benefits and expenses

Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance and contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fees from assets under management, assets under administration, shareholder servicing, mortality and expense risk charges, administration and record-keeping services and investment advisory services are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts. Premiums and policyholder benefits and expenses are presented net of reinsurance.

Net investment income

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned.

Realized investment gains (losses) and derivative financial instruments

Realized investment gains and losses are reported as a component of revenues and are determined on a specific identification basis. Realized investment gains and losses also result from the termination of derivative contracts prior to expiration that are not designated as hedges for accounting purposes and certain fair-value hedge relationships.

Income taxes

Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events that have been recognized in either the Company’s consolidated financial statements or consolidated tax returns. In estimating future tax consequences, all expected future events, other than the enactments or changes in the tax laws or rules, are considered.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

A valuation allowance is provided to the extent that it is more likely than not that deferred tax assets will not be realized. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized. The effect on deferred taxes from a change in tax rates is recognized in income in the period that includes the enactment date.

Share-based compensation

Lifeco maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. The Company uses the fair value method to recognize the cost of share-based employee compensation under the Lifeco plan.

In 2011, the Company implemented a Performance Share Unit Plan (“PSU plan”) for senior executives of the Company. Under the PSU plan, performance share units are granted to certain senior executives of the Company having a value equal to the participants’ deferred incentive compensation for the period. The Company uses the fair value method to recognize the cost of share-based employee compensation under the PSU plan.

2. Application of Recent Accounting Pronouncements

Recently adopted accounting pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements (“ASU No. 2010-06”). ASU No. 2010-06 provides for disclosure of significant transfers in and out of the fair value hierarchy Levels 1 and 2 and the reasons for these transfers. In addition, ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy rollforward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. The Company adopted the disclosure provisions of ASU 2010-06 for its fiscal year beginning January 1, 2010 and adopted the Level 3 purchases, sales, issuances and settlements provisions for its fiscal year beginning January 1, 2011. The provisions of ASU No. 2010-06 relate only to financial statement disclosures and, accordingly, did not have an impact on the Company’s consolidated financial position or the results of its operations.

In April 2011, the FASB issued ASU No. 2011-02 Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring (“ASU No. 2011-02”). ASU No. 2011-02 clarifies and defines the criteria to be met in a debt modification in order to be considered a troubled debt restructuring. It also clarifies whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructures. ASU No. 2011-02 is effective for the first interim or annual period beginning on or after June 15, 2011 with early adoption permitted and is to be applied retrospectively to the beginning of the annual period of adoption. The Company adopted ASU No. 2011-02 for its fiscal period ended September 30, 2011. The adoption of ASU No. 2011-02 did not have an impact on the Company’s consolidated financial position or the results of its operations.

In April 2011, the FASB issued ASU No. 2011-03 Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”). ASU No. 2011-03 removes from the assessment of effective control the criterion requiring a transferor to have the ability to repurchase or redeem the financial assets transferred in a repurchase arrangement. This requirement was one of the criteria under ASC topic 860 that entities used to determine whether a transferor maintained effective control. Entities are still required to consider all the effective control criterion under ASC topic 860; however, the elimination of this requirement may lead to more conclusions that a repurchase agreement should be accounted for as a secured borrowing rather than a sale. ASU No. 2011-03 is effective for the first interim or annual period beginning on or after December 15, 2011. The Company adopted ASU No. 2011-03 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-03 did not have an impact on the Company’s consolidated financial position or the results of its operations.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

In May 2011, the FASB issued ASU No. 2011-04 Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 does not extend the use of the existing concepts or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Company adopted ASU No. 2011-04 for its fiscal year beginning January 1, 2012. The provisions of ASU No. 2011-04 relate only to financial statement disclosures regarding fair value and, accordingly, its adoption did not have an impact on the Company’s consolidated financial position or the results of its operations.

In June 2011, the FASB issued ASU No. 2011-05 Comprehensive Income (Topic 220): Presentation of Comprehensive Income (“ASU No. 2011-05”). ASU No. 2011-05 provides that, upon adoption, entities must present the components of net income, the components of comprehensive income and the total of comprehensive income for all periods presented. The option of presenting the components of comprehensive income in the statement of changes of equity has been eliminated. ASU No. 2011-05 is effective for interim or annual periods beginning on or after December 15, 2011. The Company adopted ASU No. 2011-05 for its fiscal year beginning January 1, 2012. The provisions of ASU No. 2011-05 relate only to the presentation of other comprehensive income and, accordingly, its adoption did not have an impact on the Company’s consolidated financial position or the results of its operations. ASU No. 2011-05 was subsequently amended by ASU No. 2011-12.

In September 2011, the FASB issued ASU No. 2011-08 Intangibles - Goodwill and Other (Topic 350): Testing Goodwill for Impairment (“ASU No. 2011-08”). ASU No. 2011-08 provides that entities have the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of recorded goodwill is less than its carrying value. If an entity concludes that it is more likely than not that the fair value of recorded goodwill is less than its carrying value, it is then required to calculate the fair value of the recorded goodwill and to measure the amount of impairment loss, if any. ASU No. 2011-08 is effective for annual and interim goodwill impairment tests for fiscal years beginning after December 15, 2011. The Company adopted the provisions of ASU No. 2011-08 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-08 did not have an impact on the Company’s consolidated financial position or the results of its operations.

In December 2011, the FASB issued ASU No. 2011-12 Comprehensive Income (Topic 220): Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 (“ASU No. 2011-12”). ASU No. 2011-12 indefinitely defers the requirement in ASU No. 2011-05 for entities to present reclassification adjustments out of AOCI by component in both the statement in which net income is presented and statement in which other comprehensive income is presented, for both interim and annual periods. ASU No. 2011-12 does not affect any other provisions of ASU No. 2011-05. ASU No. 2011-12 is effective for fiscal years and interim periods within those years ending after December 15, 2011. The Company adopted the provisions of ASU No. 2011-12 for its fiscal year beginning January 1, 2012. The provisions of ASU No. 2011-12 relate only to the indefinite deferral of the effective date for amendments to the presentation of reclassifications of items out of accumulated other comprehensive income and, accordingly, its adoption did not have an impact on the Company’s consolidated financial position or the results of its operations. ASU No. 2011-12 was subsequently amended by ASU No. 2013-02.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Future adoption of new accounting pronouncements

In December 2011, the FASB issued ASU No. 2011-11 Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities (“ASU No. 2011-11”). ASU No. 2011-11 provides for entities to disclose information about financial instruments and derivative instruments that are either offset in the balance sheet (presented on a net basis), or subject to an enforceable master netting arrangement or similar arrangement. ASU No. 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013 and for interim periods within those annual periods. The Company will adopt the provisions of ASU No. 2011-11 for its fiscal year beginning January 1, 2013. The provisions of ASU No. 2011-11 relate only to financial statement disclosures regarding balance sheet offsetting and, accordingly, its adoption will not have an impact on the Company’s consolidated financial position or the results of its operations. ASU No. 2011-11 was subsequently amended by ASU No. 2013-01.

In January 2013, the FASB issued ASU No. 2013-01 Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU No. 2013-01”). ASU No. 2013-01 clarifies that the scope of ASU No. 2011-11 applies to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset or subject to an enforceable master netting arrangement or similar agreement. The Company will adopt the provisions of ASU No. 2013-01 for its fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. The effective date is the same as the effective date of ASU No. 2011-11.

In February 2013, the FASB issued ASU No. 2013-02 Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (“ASU No. 2013-02”). ASU No. 2013-02 requires an entity to report the effect of significant reclassifications out of accumulated other comprehensive income for each applicable component of net income on a prospective basis. ASU No. 2013-02 supersedes the presentation requirements for reclassifications out of accumulated other comprehensive income in ASU No. 2011-05 and ASU No. 2011-12, for all entities. The Company will adopt the provisions of ASU No. 2013-02 for its fiscal year beginning January 1, 2013. The provisions of ASU No. 2013-02 relate only to financial statement presentation of other comprehensive income and, accordingly, its adoption will not have an impact on the Company’s consolidated financial position or the results of its operations.

3. Related Party Transactions

In the normal course of its business, the Company enters into reinsurance agreements with related parties. Included in the consolidated balance sheets at December 31, 2012 and 2011 are the following related party amounts:

	December 31,
	2012	2011
Reinsurance receivable	$533,446	$502,093
Future policy benefits	1,990,579	2,115,676

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Included in the consolidated statements of income for the years ended December 31, 2012, 2011 and 2010 are the following related party amounts:

	Year ended December 31,
	2012	2011	2010
Premium income, net of related party premiums ceded of $18,112, $6,912, and $3,588	$96,439	$129,072	$131,037
Life and other policy benefits, net of reinsurance recoveries of $12,562 $6,426 and $4,906	99,321	106,790	122,830
Decrease in future policy benefits	(39,439)	(70,554)	(65,778)

The Company provides certain administrative and operational services and investment services for The Great-West Life Assurance Company (“GWL”) and The Canada Life Assurance Company (“CLAC”), wholly-owned subsidiaries of Lifeco. Additionally, the Company receives payroll-related services from GWL. The Company also provides investment services for London Reinsurance Group, an indirect subsidiary of GWL. The following table presents revenue, expenses incurred and expense reimbursement from related parties for services provided pursuant to these service agreements for the years ended December 31, 2012, 2011 and 2010. These amounts, in accordance with the terms of the various contracts, are based upon estimated costs incurred, including a profit charge, and resources expended based upon the number of policies, certificates in-force and/or administered assets.

	Year ended December 31,
	2012	2011	2010
Investment management and administrative revenue included in fee income and net investment income	$7,770	$7,492	$7,505
Administrative and underwriting expense reimbursements included as a reduction to general insurance expense	1,698	3,629	988
Administrative and underwriting expense included in general insurance expense	(2,610)	-	-

Total	$6,858	$11,121	$8,493

The following table summarizes amounts due from parent and affiliates at December 31, 2012 and 2011:

			December 31,
Related party	Indebtedness	Due date	2012	2011
GWL&A Financial Inc.	On account	On demand	$17,236	$6,976
Great-West Lifeco U.S. Inc.	On account	On demand	62,350	105,614
Great-West Lifeco Finance LP	On account	On demand	695	716
Great-West Lifeco Finance LP II	On account	On demand	619	524
Other related party receivables	On account	On demand	1,928	867

Total			$82,828	$114,697

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following table summarizes amounts due to parent and affiliates at December 31, 2012 and 2011:

			December 31,
Related party	Indebtedness	Due date	2012	2011
GWL&A Financial Inc. (1)	Surplus note	November 2034	$194,390	$194,362
GWL&A Financial Inc. (2)	Surplus note	May 2046	333,400	333,400
GWL&A Financial Inc.	Note interest	May 2013	4,701	4,701
Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II	On account	On demand	-	140
London Life Financial Corporation	On account	On demand	1,735	1,715
The Great-West Life Assurance Company	On account	On demand	2,568	1,765
The Canada Life Assurance Company	On account	On demand	7,653	2,478

Total			$544,447	$538,561

(1) A note payable to GWL&A Financial was issued as a surplus note on November 15, 2004, with a face amount of $195,000 and carrying amounts of $194,390 and $194,362 at December 31, 2012 and 2011, respectively. The surplus note bears interest at the rate of 6.675% per annum, payable in arrears on each May 14 and November 14. The note matures on November 14, 2034.

(2) A note payable to GWL&A Financial was issued as a surplus note on May 19, 2006, with a face amount and carrying amount of $333,400. The surplus note bears interest initially at the rate of 7.203% per annum, payable in arrears on each May 16 and November 16 until May 16, 2016. After May 16, 2016, the surplus note bears an interest rate of 2.588% plus the then-current three-month London Interbank Offering Rate (“LIBOR”). The surplus note is redeemable by the Company at the principal amount plus any accrued and unpaid interest after May 16, 2016. The note matures on May 16, 2046.

Payments of principal and interest under the surplus notes shall be made only out of surplus funds of the Company and only with prior written approval of the Commissioner of Insurance of the State of Colorado when the Commissioner of Insurance is satisfied that the financial condition of the Company warrants such action pursuant to applicable Colorado law. Payments of principal and interest on the surplus notes are payable only if at the time of such payment and after giving effect to the making thereof, the Company’s surplus would not fall below two and one half times the authorized control level as required by the most recent risk-based capital calculations.

Interest expense attributable to these related party debt obligations was $37,059 for the year ended December 31, 2012, $37,163 for the year ended December 31, 2011 and $37,042 for the year ended December 31, 2010. Included in other liabilities on the consolidated balance sheets at December 31, 2012 and 2011 is $4,701 of interest payable attributable to these related party debt obligations.

The Company’s wholly owned subsidiary, Great-West Life & Annuity Insurance Company of South Carolina (“GWSC”) and CLAC are parties to a reinsurance agreement pursuant to which GWSC assumes term life insurance from CLAC. GWL&A Financial obtained two letters of credit for the benefit of the Company as collateral under the GWSC and CLAC reinsurance agreement for policy liabilities and capital support. The first letter of credit is for $1,138,500 and renews annually until it expires on December 31, 2025. The second letter of credit is for $70,000 and renews annually for an indefinite period of time. At December 31, 2012 and 2011 there were no outstanding amounts related to the letters of credit.

Included within reinsurance receivable in the consolidated balance sheets are $486,514 and $450,820 of funds withheld assets as of December 31, 2012 and 2011, respectively. CLAC pays the Company on, a quarterly basis, interest on the funds withheld balance at a rate of 4.55% per annum.

A subsidiary of the Company, Great-West Capital Management, LLC, (formerly known as GW Capital Management LLC) serves as a Registered Investment Advisor to Great-West Funds, an affiliated open-end management investment company, to several affiliated insurance company separate accounts and to Great-

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

West Trust Company, LLC, (formerly known as Orchard Trust Company, LLC), an affiliated trust company. Great-West Trust Company, LLC, serves as trustee to several collective investment trusts. Included in fee income on the consolidated statements of income is $84,137, $69,172 and $59,320 of advisory, management and trustee fee income from these affiliated entities for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company’s separate accounts invest in shares of Great-West Funds and Putnam Funds which are affiliates of the Company and shares of other non-affiliated mutual funds and government and corporate bonds. The Company’s separate accounts include mutual funds or other investment options that purchase guaranteed interest annuity contracts issued by the Company. During the years ended December 31, 2012, 2011 and 2010, these purchases totaled $131,593, $112,117 and $162,504, respectively. As the general account investment contracts are also included in the separate account balances in the accompanying consolidated balance sheets, the Company has reduced the separate account assets and liabilities by $289,730 and $266,340 at December 31, 2012 and 2011, respectively, to eliminate these amounts in its consolidated balance sheets at those dates.

4. Summary of Investments

The following tables summarize fixed maturity investments classified as available-for-sale and the non-credit-related component of OTTI in AOCI at December 31, 2012 and 2011:

	December 31, 2012
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$2,735,917	$101,568	$3,411	$2,834,074	$-
Obligations of U.S. states and their subdivisions	1,676,289	342,445	229	2,018,505	-
Corporate debt securities (2)	9,511,411	974,231	111,551	10,374,091	(2,293)
Asset-backed securities	1,795,122	120,471	54,454	1,861,139	(66,293)
Residential mortgage-backed securities	407,715	17,900	30	425,585	(240)
Commercial mortgage-backed securities	616,011	48,247	1,303	662,955	-
Collateralized debt obligations	13,751	14	1,770	11,995	-

Total fixed maturities	$16,756,216	$1,604,876	$172,748	$18,188,344	$(68,826)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that had previous non-credit impairment. The non-credit loss component of OTTI (gain) loss was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

(2) Includes perpetual debt investments with amortized cost of $226,069 and estimated fair value of $153,100 at December 31, 2012.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	December 31, 2011
Fixed maturities:	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value and carrying value	OTTI (gain) loss included in AOCI (1)
U.S. government direct obligations and U.S. agencies	$2,209,420	$107,363	$1,112	$2,315,671	$-
Obligations of U.S. states and their subdivisions	1,773,687	297,488	5	2,071,170	-
Corporate debt securities (2)	8,287,960	762,045	154,259	8,895,746	3,672
Asset-backed securities (3)	2,006,544	70,117	125,217	1,951,444	(23,837)
Residential mortgage-backed securities	578,046	17,461	3,965	591,542	1,409
Commercial mortgage-backed securities	712,831	42,538	7,572	747,797	-
Collateralized debt obligations	18,482	3	2,072	16,413	-

Total fixed maturities	$15,586,970	$1,297,015	$294,202	$16,589,783	$(18,756)

(1) Indicates the amount of any OTTI (gain) loss included in AOCI that is included in gross unrealized gains and losses. OTTI (gain) loss included in AOCI, as presented above, includes both the initial recognition of non-credit losses and the effects of subsequent increases and decreases in estimated fair value for those fixed maturity securities that had previous non-credit impairment.

(2) Includes perpetual debt investments with amortized cost of $253,023 and estimated fair value of $166,284 at December 31, 2011.

(3) The non-credit loss component of OTTI (gain) loss for asset-backed securities was in an unrealized gain position due to increases in estimated fair value subsequent to initial recognition of non-credit losses on such securities.

See Note 6 for additional discussion regarding fair value measurements.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale at December 31, 2012, based on estimated cash flows, are shown in the table below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2012
	Amortized cost	Estimated fair value
Maturing in one year or less	$672,982	$711,671
Maturing after one year through five years	3,074,443	3,374,411
Maturing after five years through ten years	3,685,547	4,192,495
Maturing after ten years	3,895,658	4,271,934
Mortgage-backed and asset-backed securities	5,427,586	5,637,833

	$16,756,216	$18,188,344

Mortgage-backed (commercial and residential) and asset-backed securities include those issued by U.S. government and U.S. agencies.

The following table summarizes information regarding the sales of securities classified as available-for-sale for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31,
	2012	2011	2010
Proceeds from sales	$6,821,092	$3,958,589	$3,222,700
Gross realized gains from sales	113,984	104,893	62,702
Gross realized losses from sales	4,371	23,138	26

The increase in proceeds from sales during the year ended December 31, 2012 was primarily due to sales of government agency securities to enter into dollar repurchase transactions. Gross realized gains and losses from sales during the year were primarily attributable to changes in interest rates and gains and losses on repurchase agreement transactions.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The Company had no fixed maturity securities that had been non-income producing for the twelve months preceding December 31, 2012. The Company had a corporate fixed maturity security with a fair value of $9,949 that had been non-income producing for the twelve months preceding December 31, 2011.

Mortgage loans on real estate - The following table summarizes the carrying value of the mortgage loan portfolio by component as of December 31, 2012 and 2011:

	December 31, 2012	December 31, 2011
Principal	$2,866,411	$2,510,949
Unamortized premium (discount)	18,237	23,268
Mortgage provision allowance	(2,890)	(21,130)

Total mortgage loans	$2,881,758	$2,513,087

The average recorded investment of impaired mortgage loans was $1,034, $5,822 and $5,101 for the years ended December 31, 2012, 2011 and 2010, respectively.

The following table summarizes the recorded investment of the mortgage loan portfolio by risk assessment category as of December 31, 2012 and 2011:

	December 31, 2012	December 31, 2011
Performing	$2,884,648	$2,532,150
Non-performing	-	2,067

Total	$2,884,648	$2,534,217

The following table summarizes activity in the mortgage provision allowance for the years ended December 31, 2012, 2011 and 2010:

	Year ended December, 31
	2012	2011	2010
	Commercial mortgages	Commercial mortgages	Commercial mortgages
Beginning balance	$21,130	$16,300	$14,854
Provision increases	1,067	4,830	1,446
Charge-off	(992)		-
Recovery	(75)	-	-
Provision decreases	(18,240)	-	-

Ending balance	$2,890	$21,130	$16,300

Allowance ending balance by basis of impairment method:
Collectively evaluated for impairment	$2,890	$21,130	$16,300

Recorded investment balance in the mortgage loan portfolio, gross of allowance, by basis of impairment method:	$2,884,648	$2,534,217	$1,738,722
Individually evaluated for impairment	14,970	18,493	27,250
Collectively evaluated for impairment	2,869,678	2,515,724	1,711,472

Limited partnership and other corporation interests - At December 31, 2012 and 2011, the Company had $124,814 and $169,233, respectively, invested in limited partnership and other corporation interests, which include limited partnerships established for the purpose of investing in low-income housing that qualify for federal and state tax credits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The Company has determined each investment in low-income housing limited partnerships (“LIHLP”) to be considered a VIE. Although the Company is involved with the VIE, it determined that consolidation was not required because it has no power to direct the activities that most significantly impact the entities’ economic performance.

As a 99% limited partner in various upper-tier LIHLPs, the Company has few or no voting rights, but expects to receive the tax credits allocated to the partnership and operating losses from depreciation and interest expense. The Company is only an equity investor and views the LIHLP as a single investment. The general partner of the LIHLPs is most closely involved in the development and management of the LIHLP project. The general partner has a small ownership of the partnership, which requires a de minimus capital contribution. This equity investment is reduced based on fees paid at inception by the limited partner; therefore, the general partner does not qualify as having an equity investment at risk in the LIHLP project. However, the limited partner does not have the direct or indirect ability through voting rights or similar rights to make decisions about the general partner’s activities that have a significant effect on the success of the partnership.

The carrying value and maximum exposure to loss in relation to the activities of the VIEs was $71,370 and $111,631 at December 31, 2012 and 2011, respectively.

Special deposits and securities lending - The Company had securities on deposit with government authorities as required by certain insurance laws with fair values of $15,791 and $16,631 at December 31, 2012 and 2011, respectively.

The Company participates in a securities lending program whereby securities are loaned to third parties. Securities with a cost or amortized cost of $138,654 and $7,266 and estimated fair values of $138,297 and $6,823 were on loan under the program at December 31, 2012 and 2011, respectively. The Company received restricted cash collateral of $142,022 and $7,099 at December 31, 2012 and 2011, respectively.

Unrealized losses on fixed maturity investments classified as available-for-sale - The following tables summarize unrealized investment losses, including the non-credit-related portion of OTTI losses reported in AOCI, by class of investment at December 31, 2012 and 2011:

	December 31, 2012
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$538,612	$3,270	$7,252	$141	$545,864	$3,411
Obligations of U.S. states and their subdivisions	25,679	229	-	-	25,679	229
Corporate debt securities	527,280	12,287	291,611	99,264	818,891	111,551
Asset-backed securities	30,810	97	647,715	54,357	678,525	54,454
Residential mortgage-backed securities	9,834	8	1,210	22	11,044	30
Commercial mortgage-backed securities	34,727	169	35,960	1,134	70,687	1,303
Collateralized debt obligations	-	-	11,963	1,770	11,963	1,770

Total fixed maturities	$1,166,942	$16,060	$995,711	$156,688	$2,162,653	$172,748

Total number of securities in an unrealized loss position		85		133		218

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	December 31, 2011
	Less than twelve months		Twelve months or longer		Total
Fixed maturities:	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI	Estimated fair value	Unrealized loss and OTTI
U.S. government direct obligations and U.S. agencies	$297,410	$913	$17,531	$199	$314,941	$1,112
Obligations of U.S. states and their subdivisions	1,557	5	-	-	1,557	5
Corporate debt securities	363,111	12,986	479,441	141,273	842,552	154,259
Asset-backed securities	218,850	10,365	841,415	114,852	1,060,265	125,217
Residential mortgage-backed securities	14,203	373	120,364	3,592	134,567	3,965
Commercial mortgage-backed securities	6,726	13	68,952	7,559	75,678	7,572
Collateralized debt obligations	-	-	16,392	2,072	16,392	2,072

Total fixed maturities	$901,857	$24,655	$1,544,095	$269,547	$2,445,952	$294,202

Total number of securities in an unrealized loss position		89		167		256

Fixed maturity investments - Total unrealized losses and OTTI decreased by $121,454, or 41%, from December 31, 2011 to December 31, 2012. This decrease in unrealized losses was across most asset classes and reflects continued recovery in market liquidity and lower interest rates, although the economic uncertainty in certain asset classes still remains.

Unrealized losses on corporate debt securities decreased by $42,708 from December 31, 2011 to December 31, 2012. The valuation of these securities has been influenced by market conditions with increased liquidity and lower interest rates in the finance sector resulting in generally higher valuations of these fixed income securities. The finance sector accounts for 91% of the corporate debt securities’ unrealized loss at December 31, 2012.

Corporate debt securities account for 63% of the unrealized losses and OTTI greater than twelve months. Of the $99,264 of unrealized losses and OTTI over twelve months on corporate debt securities, 55% are on securities which continue to be rated investment grade. Of the $44,669 of unrealized losses and OTTI greater than twelve months on non-investment grade corporate debt securities, 98% of the losses are on perpetual debt investments issued by banks in the United Kingdom, which have bank ratings of A- or higher. The Company determined the majority of the unrealized losses on perpetual securities were due to widening credit spreads and low LIBOR based coupon rates on the securities, which are not expected to compromise the issuers’ ability to service the investments. Management does not have the intent to sell these assets prior to a full recovery; therefore, an OTTI was not recognized in earnings.

Asset-backed securities account for 35% of the unrealized losses and OTTI greater than twelve months. Of the $54,357 of unrealized losses and OTTI over twelve months on asset-backed securities, 63% of the losses are on securities which continue to be rated investment grade. The present value of the cash flows expected to be collected is not less than amortized cost and management does not have the intent to sell these assets prior to a full recovery; therefore, an OTTI was not recognized in earnings.

See Note 6 for additional discussion regarding fair value measurements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Other-than-temporary impairment recognition - The Company recorded OTTI on fixed maturity investments for the years ended December 31, 2012, 2011 and 2010 as follows:

	Year ended December 31, 2012
			OTTI
	OTTI recognized in realized		recognized
	gains/(losses)		in OCI (2)
Fixed maturities:	Credit related (1)	Non-credit related	Non-credit related	Total
Corporate debt securities	$254	$-	$-	$254
Asset-backed securities	4,429	-	(61)	4,368

Total fixed maturities	$4,683	$-	$(61)	$4,622

(1)	All of the $4,429 in credit related OTTI is bifurcated credit loss recognized on two asset-backed fixed maturities.
(2)	Amounts are recognized in OCI in the period incurred.

	Year ended December 31, 2011
			OTTI
	OTTI recognized in realized		recognized
	gains/(losses)		in OCI (2)
Fixed maturities:	Credit related (1)	Non-credit related	Non-credit related	Total
Corporate debt securities	$501	$-	$-	$501
Asset-backed securities	6,264	-	10,005	16,269

Total fixed maturities	$6,765	$-	$10,005	$16,770

(1)	All of the $6,264 in credit related OTTI is bifurcated credit loss recognized on one asset-backed fixed maturities.
(2)	Amounts are recognized in OCI in the period incurred.

	Year ended December 31, 2010
			OTTI
	OTTI recognized in realized		recognized
	gains/(losses)		in OCI (2)
Fixed maturities:	Credit related (1)	Non-credit related	Non-credit related	Total
U.S. government direct obligations and U.S. agencies	$750	$10,035	$-	$10,785
Corporate debt securities	-	1,529	-	1,529
Asset-backed securities	64,896	-	16,242	81,138
Residential mortgage-backed securities	1,390	-	505	1,895
Collateralized debt obligations	34	-	-	34

Total fixed maturities	$67,070	$11,564	$16,747	$95,381

(1)

Of the credit-related OTTI on asset-backed securities, $53,327 and $8,558 were related to Ambac Financial Group, Inc. and Financial Guaranty Insurance Company, respectively. Of the $67,070 in total fixed maturities, $66,286 is the bifurcated credit loss recognized on securities.

(2)	Amounts are recognized in OCI in the period incurred.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The OTTI of fixed maturity securities where the loss portion is bifurcated and the credit related component is recognized in realized investment gains (losses) is summarized as follows:

	Year ended December 31,
	2012	2011	2010
Bifurcated credit loss:
Beginning balance	$186,999	$181,611	$115,325
Additions:
Initial impairments - credit loss on securities not previously impaired	4,429	6,264	66,286
Reductions:
Due to sales, maturities, or payoffs during the period	(23,640)	(876)	-

Ending balance	$167,788	$186,999	$181,611

Net Investment Income

The following table summarizes net investment income for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31,
	2012	2011	2010
Investment income:
Fixed maturity and short-term investments	$808,215	$821,582	$823,828
Mortgage loans on real estate	138,411	117,796	96,711
Policy loans	213,300	218,663	234,944
Limited partnership interests	7,566	6,915	5,767
Net interest on funds withheld balances under reinsurance agreements, related party	19,382	18,376	17,130
Derivative instruments (1)	16,008	(11,613)	7,182
Other	5,222	3,113	5,079

	1,208,104	1,174,832	1,190,641
Investment expenses	(16,553)	(16,346)	(15,897)

Net investment income	$1,191,551	$1,158,486	$1,174,744

(1)	Includes gains (losses) on the hedged asset for fair value hedges.

Realized Investment Gains (Losses)

The following table summarizes realized investment gains (losses) for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31,
	2012	2011	2010
Realized investment gains (losses):
Fixed maturity and short-term investments	$105,675	$78,637	$(15,793)
Derivative instruments	(10,221)	(47,264)	(17,076)
Other	4,015	(2,048)	9,820
Provision for mortgage impairments, net of recoveries	17,248	(4,830)	(1,446)

Realized investment gains (losses)	$116,717	$24,495	$(24,495)

Included in net investment income and realized investment gains (losses) are amounts allocable to the participating fund account. This allocation is based upon the activity in a specific block of investments that are segmented for the benefit of the participating fund account.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

5. Derivative Financial Instruments

Derivative transactions are primarily entered into pursuant to master agreements and other contracts that provide for a single net payment to be made by one party to the other on a daily basis, periodic payment dates, or at the due date, expiration or termination of the agreement.

The aggregate fair value of derivative instruments with credit-risk-related contingent features where the Company is in a net liability position was $55,875 and zero as of December 31, 2012 and 2011, respectively.

At December 31, 2012 and 2011, the Company had pledged $54,400 and zero of unrestricted cash collateral to counterparties in the normal course of business, while other counterparties had pledged zero and $11,985 of unrestricted cash collateral to the Company to satisfy collateral netting agreements, respectively.

Cash flow hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate. Cross-currency swaps are used to manage the foreign currency exchange rate risk associated with investments denominated in other than U.S. dollars. Interest rate futures are used to manage the interest rate risks of forecasted acquisitions of fixed rate maturity investments. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities. The Company’s derivatives treated as cash flow hedges are eligible for hedge accounting.

At December 31, 2012, the Company estimated that $7,916 of net derivative gains included in AOCI will be reclassified into net income within the next twelve months.

Fair value hedges - Interest rate swap agreements are used to convert the interest rate on certain debt securities from a fixed rate to a floating rate to manage the interest rate risk of the change in the fair value of certain fixed rate maturity investments. Interest rate futures are used to manage the interest rate risk of the change in the fair value of certain fixed rate maturity investments. The Company’s derivatives treated as fair value hedges are eligible for hedge accounting.

Derivatives not designated as hedging instruments

The Company enters into certain transactions in which derivatives are hedging an economic risk but hedge accounting is not elected. These derivative instruments include: exchange-traded interest rate swap futures, exchange-traded equity index futures on certain indices, OTC interest rate swaptions, OTC interest rate swaps, exchange-traded Eurodollar interest rate futures and interest rate futures.

The derivative instruments mentioned above are economic hedges and used to manage risk. These transactions are used to offset changes in liabilities, hedge the economic effect of a large increase in interest rates, manage the potential variability in future interest payments due to a change in credited interest rates and the related change in cash flows due to increased surrenders, manage interest rate risks of forecasted acquisitions of fixed rate maturity investments and forecasted liability pricing, and hedge equity-based fee income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments at December 31, 2012 and 2011:

	December 31, 2012
		Net derivatives	Asset derivatives	Liability derivatives
	Notional amount	Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$184,200	$26,113	$26,113	$-
Cross-currency swaps	424,248	(81,109)	4,643	85,752

Total cash flow hedges	608,448	(54,996)	30,756	85,752

Fair value hedges:
Interest rate swaps	183,776	(1,391)	258	1,649

Total fair value hedges	183,776	(1,391)	258	1,649

Total derivatives designated as hedges	792,224	(56,387)	31,014	87,401

Derivatives not designated as hedges:
Interest rate swaps	29,264	305	1,062	757
Futures on equity indices	3,133	-	-	-
Interest rate futures	80,550	-	-	-
Interest rate swaptions	688,674	342	342	-

Total derivatives not designated as hedges	801,621	647	1,404	757

Total cash flow hedges, fair value hedges and derivatives not designated as hedges	$1,593,845	$(55,740)	$32,418	$88,158

(1) The estimated fair value of all derivatives in an asset position is reported within other assets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	December 31, 2011
	Notional amount	Net derivatives	Asset derivatives	Liability derivatives
		Fair value	Fair value (1)	Fair value (1)
Hedge designation/derivative type:
Derivatives designated as hedges:
Cash flow hedges:
Interest rate swaps	$184,200	$20,894	$20,894	$-
Cross-currency swaps	69,030	6,241	6,241	-

Total cash flow hedges	253,230	27,135	27,135	-

Fair value hedges:
Interest rate swaps	35,800	(1,011)	-	1,011

Total fair value hedges	35,800	(1,011)	-	1,011

Total derivatives designated as hedges	289,030	26,124	27,135	1,011

Derivatives not designated as hedges:
Interest rate swaps	392,235	(8,316)	4,687	13,003
Futures on equity indices	2,680	-	-	-
Interest rate futures	59,090	-	-	-
Interest rate swaptions	890,400	944	944	-

Total derivatives not designated as hedges	1,344,405	(7,372)	5,631	13,003

Total cash flow hedges, fair value hedges and derivatives not designated as hedges	$1,633,435	$18,752	$32,766	$14,014

(1) The estimated fair value of all derivatives in an asset position is reported within other assets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

Notional amounts are used to express the extent of the Company’s involvement in derivative transactions and represent a standard measurement of the volume of its derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received.

The Company had 75 and 143 swap transactions with an average notional amount of $8,685 and $16,361 during the years ended December 31, 2012 and 2011, respectively. During the years ended December 31, 2012 and 2011, the Company had 23 and one cross-currency swap transaction(s) with an average notional amount of $12,710 and $39,030, respectively. The Company had 931 and 1,678 futures transactions with an average number of contracts per transaction of 11 and 18 during the years ended December 31, 2012 and 2011, respectively. The Company had 46 and 44 swaption transactions with an average notional amount of $5,528 and $5,986 during the years ended December 31, 2012 and 2011, respectively.

Significant changes in the derivative notional amount during the year ended December 31, 2012 were primarily due to the following:

¡	The net decrease of $394,808 in interest rate swaps, interest rate swaptions and futures was primarily due to a change in the Company’s interest rate risk hedging strategy.
¡	The increase of $355,218 in cross-currency swaps was due to additional swaps opened to hedge newly purchased assets denominated in British pounds and Euros.

The Company recognized total derivative gains (losses) in net investment income of $12,567, ($15,428) and $1,366 for the years ended December 31, 2012, 2011 and 2010, respectively. The Company recognized net investment gains (losses) on closed derivative positions of ($10,221), ($38,794) and ($17,076) for the years ended December 31, 2012, 2011 and 2010, respectively. The preceding amounts are shown net of any gains (losses) on the hedged assets in a fair value hedge that has been recorded in net investment income.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following tables present the effect of derivative instruments in the consolidated statement of income for the years ended December 31, 2012, 2011 and 2010 reported by cash flow hedges, fair value hedges and economic hedges:

	Gain (loss) recognized in OCI on derivatives (Effective portion)			Gain (loss) reclassified from OCI into net income (Effective portion)				Gain (loss) recognized in net income on derivatives (Ineffective portion and amount excluded from effectiveness testing)
	Year ended December 31,			Year ended December 31,				Year ended December 31,
	2012	2011	2010	2012	2011	2010		2012	2011	2010
Cash flow hedges:
Interest rate swaps	$5,220	$21,322	$13,896	$2,856	$2,820	$1,582	(A)	$-	$9	$-	(A)
Cross-currency swaps	(24,101)	1,123	3,065	-	-	-		-	-	-
Interest rate futures	-	-	-	63	43	110	(A)	-	(92)	92	(A)
Interest rate futures	-	(1,431)	332	-	-	-		-	6	545	(B)

Total cash flow hedges	$(18,881)	$21,014	$17,293	$2,919	$2,863	$1,691		$-	$(77)	$637

(A) Net investment income.

(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

	Gain (loss) on derivatives recognized in net income				Gain (loss) on hedged assets recognized in net income
	Year ended December 31,				Year ended December 31,
	2012	2011	2010		2012	2011	2010
Fair value hedges:
Interest rate swaps	$(380)	$(1,011)	$-	(A)	$-	$-	$-
Interest rate futures	-	(285)	(1,027)	(A)	-	-	-
Interest rate futures	-	(8,311)	(1,088)	(B)	-	-	-
Items hedged in interest rate swaps	-	-	-		380	1,011	-	(A)
Items hedged in interest rate futures	-	-	-		-	(2,002)	3,632	(A)
Items hedged in interest rate futures	-	-	-		-	8,470	-	(B)

Total fair value hedges (1)	$(380)	$(9,607)	$(2,115)		$380	$7,479	$3,632

(1) Hedge ineffectiveness of zero, ($2,128) and $1,517 was recognized during the years ended December 31, 2012, 2011 and 2010, respectively.

(A) Net investment income.

(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

	Gain (loss) on derivatives recognized in net income
	Year ended December 31,
	2012		2011		2010
Derivatives not designated as hedging instruments:
Futures on equity indices	2	(A)	(32)	(A)	(9)	(A)
Futures on equity indices	(774)	(B)	373	(B)	(363)	(B)
Interest rate swaps	8,620	(A)	(12,351)	(A)	4,036	(A)
Interest rate swaps	(4,979)	(B)	(38,377)	(B)	(4,476)	(B)
Interest rate futures	164	(A)	260	(A)	(3,600)	(A)
Interest rate futures	(2,641)	(B)	(251)	(B)	(11,640)	(B)
Interest rate swaptions	862	(A)	(3,798)	(A)	(3,450)	(A)
Interest rate swaptions	(1,827)	(B)	(704)	(B)	(54)	(B)

Total derivatives not designated as hedging instruments	$(573)		$(54,880)		$(19,556)

(A) Net investment income.

(B) Represents realized gains (losses) on closed positions recorded in realized investment gains (losses), net.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

6. Fair Value Measurements

Recurring fair value measurements

The following tables present the Company’s financial assets and liabilities carried at fair value on a recurring basis by fair value hierarchy category as of December 31, 2012 and 2011:

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2012
Assets	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$-	$2,834,074	$-	$2,834,074
Obligations of U.S. states and their subdivisions	-	2,018,505	-	2,018,505
Corporate debt securities	-	10,372,269	1,822	10,374,091
Asset-backed securities	-	1,595,601	265,538	1,861,139
Residential mortgage-backed securities	-	425,585	-	425,585
Commercial mortgage-backed securities	-	662,955	-	662,955
Collateralized debt obligations	-	11,963	32	11,995

Total fixed maturities available-for-sale	-	17,920,952	267,392	18,188,344

Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	-	263,634	-	263,634
Corporate debt securities	-	61,336	-	61,336
Asset-backed securities	-	42,630	-	42,630

Total fixed maturities held for trading	-	367,600	-	367,600

Short-term investments available-for-sale	19,459	246,873	-	266,332
Collateral under securities lending agreements	142,022	-	-	142,022
Collateral under derivative counterparty collateral agreements	54,400	-	-	54,400
Derivative instruments designated as hedges:
Interest rate swaps	-	26,371	-	26,371
Cross-currency swaps	-	4,643	-	4,643
Derivative instruments not designated as hedges:
Interest rate swaps	-	1,062	-	1,062
Interest rate swaptions	-	342	-	342

Total derivative instruments	-	32,418	-	32,418

Separate account assets	12,171,024	12,434,502	-	24,605,526

Total assets	$12,386,905	$31,002,345	$267,392	$43,656,642

Liabilities
Payable under securities lending agreements	$142,022	$-	$-	$142,022
Derivative instruments designated as hedges:
Interest rate swaps	-	1,649	-	1,649
Cross-currency swaps	-	85,752	-	85,752
Derivative instruments not designated as hedges:
Interest rate swaps	-	757	-	757

Total derivative instruments	-	88,158	-	88,158

Separate account liabilities (1)	14	352,653	-	352,667

Total liabilities	$142,036	$440,811	$-	$582,847

(1) Includes only separate account instruments which are carried at the fair value of the underlying liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	Assets and liabilities measured at fair value on a recurring basis
	December 31, 2011
Assets	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Fixed maturities available-for-sale:
U.S. government direct obligations and U.S. agencies	$-	$2,315,671	$-	$2,315,671
Obligations of U.S. states and their subdivisions	-	2,071,170	-	2,071,170
Corporate debt securities	-	8,859,250	36,496	8,895,746
Asset-backed securities	-	1,672,423	279,021	1,951,444
Residential mortgage-backed securities	-	591,542	-	591,542
Commercial mortgage-backed securities	-	747,797	-	747,797
Collateralized debt obligations	-	16,391	22	16,413

Total fixed maturities available-for-sale	-	16,274,244	315,539	16,589,783

Fixed maturities held for trading:
U.S. government direct obligations and U.S. agencies	-	36,352	-	36,352
Corporate debt securities	-	60,243	-	60,243
Asset-backed securities	-	43,905	-	43,905
Commercial mortgage-backed securities	-	7,026	-	7,026

Total fixed maturities held for trading	-	147,526	-	147,526

Short-term investments available-for-sale	45,869	286,895	-	332,764
Collateral under securities lending agreements	7,099	-	-	7,099
Collateral under derivative counterparty collateral agreements	11,985	-	-	11,985
Derivative instruments designated as hedges:
Interest rate swaps	-	20,894	-	20,894
Cross-currency swaps	-	6,241	-	6,241
Derivative instruments not designated as hedges:
Interest rate swaps	-	4,687	-	4,687
Interest rate swaptions	-	944	-	944

Total derivative instruments	-	32,766	-	32,766

Separate account assets (1)	10,646,426	11,568,489	2,118	22,217,033

Total assets	$10,711,379	$28,309,920	$317,657	$39,338,956

Liabilities
Payable under securities lending agreements	$7,099	$-	$-	$7,099
Payable under derivative counterparty collateral agreements	11,985	-	-	11,985
Derivative instruments designated as hedges:
Interest rate swaps	-	1,011	-	1,011
Derivative instruments not designated as hedges:
Interest rate swaps	-	13,003	-	13,003

Total derivative instruments	-	14,014	-	14,014

Separate account liabilities (1)	74	278,796	-	278,870

Total liabilities	$19,158	$292,810	$-	$311,968

(1) Includes only separate account instruments which are carried at the fair value of the underlying invested assets or liabilities owned by the separate accounts.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The methods and assumptions used to estimate the fair value of the Company’s financial assets and liabilities carried at fair value on a recurring basis are as follows:

Fixed maturity investments

The fair values for fixed maturity investments are based upon market prices from independent pricing services. In cases where market prices are not readily available, such as for private fixed maturity investments, fair values are estimated by the Company. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flows calculated at current market rates on investments of similar quality and term. Fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

Short-term investments and securities lending agreements

The amortized cost of short-term investments, collateral under securities lending agreements and payable under securities lending agreements is a reasonable estimate of fair value due to their short-term nature and high credit quality of the issuer.

Derivative counterparty collateral agreements

Included in other assets and other liabilities is cash collateral received from derivative counterparties and the obligation to return the cash collateral to the counterparties. The carrying value of the collateral is a reasonable estimate of fair value.

Derivative instruments

Included in other assets and other liabilities are derivative financial instruments. The estimated fair values of OTC derivatives, primarily consisting of cross-currency swaps, interest rate swaps and interest rate swaptions which are held for other than trading purposes, are the estimated amounts the Company would receive or pay to terminate the agreements at the end of each reporting period, taking into consideration current interest rates, counterparty credit risk and other relevant factors.

Separate account assets

Separate account assets primarily include investments in mutual fund, fixed maturity and short-term securities. Mutual funds are recorded at net asset value, which approximates fair value, on a daily basis. The fixed maturity and short-term investments are valued in the same manner, and using the same pricing sources and inputs as the fixed maturity and short-term investments of the Company.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following tables present additional information about assets and liabilities measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Recurring Level 3 financial assets and liabilities Year ended December 31, 2012
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Collateralized debt obligations	Separate accounts	Total
Balance, January 1, 2012	$36,496	$279,021	$22	$2,118	$317,657
Realized and unrealized gains (losses) included in:
Net income	(66)	-	-	(3,692)	(3,758)
Other comprehensive income (loss)	102	33,346	11	3,604	37,063
Sales	(1,598)	-	-	(1,997)	(3,595)
Settlements	(874)	(41,809)	(1)	(33)	(42,717)
Transfers out of Level 3 (1)	(32,238)	(5,020)	-	-	(37,258)

Balance, December 31, 2012	$1,822	$265,538	$32	$-	$267,392

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2012	$-	$-	$-	$-	$-

(1) Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors and internal models.

	Recurring Level 3 financial assets and liabilities Year ended December 31, 2011
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Collateralized debt obligations	Separate accounts	Total
Balance, January 1, 2011	$58,692	$290,488	$14	$4,278	$353,472
Realized and unrealized gains (losses) included in:
Net income	3,961	(192)	-	37	3,806
Other comprehensive income (loss)	779	20,031	8	260	21,078
Sales	(14,430)	-	-	(1,847)	(16,277)
Settlements	(17,460)	(31,306)	-	(158)	(48,924)
Transfers into Level 3 (1)	7,333	-	-	1,400	8,733
Transfers out of Level 3 (1)	(2,379)	-	-	(1,852)	(4,231)

Balance, December 31, 2011	$36,496	$279,021	$22	$2,118	$317,657

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2011	$-	$-	$-	$-	$-

(1) Transfers into Level 3 are due primarily to decreased observability of inputs in valuation methodologies. Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors.

	Recurring Level 3 financial assets and liabilities Year ended December 31, 2010
	Fixed maturities available-for-sale
	Corporate debt securities	Asset-backed securities	Commercial mortgage-backed securities	Collateralized debt obligations	Derivative instruments	Separate accounts	Total
Balance, January 1, 2010	$188,936	$392,365	$58,270	$1,729	$(3,317)	$9,960	$647,943
Realized and unrealized gains (losses) included in:
Net income	475	(49,393)	-	(34)	-	-	(48,952)
Other comprehensive income (loss)	5,630	70,026	-	161	-	622	76,439
Purchases, issuances and settlements	(30,084)	(98,807)	-	(1,842)	-	(1,700)	(132,433)
Transfers in (out) of Level 3 (1)	(106,265)	(23,703)	(58,270)	-	3,317	(4,604)	(189,525)

Balance, December 31, 2010	$58,692	$290,488	$-	$14	$-	$4,278	$353,472

Total gains (losses) for the period included in net income attributable to the change in unrealized gains and losses relating to assets held at December 31, 2010	$-	$-	$-	$-	$-	$-	$-

(1) Transfers into Level 3 are due primarily to decreased observability of inputs in valuation methodologies. Transfers out of Level 3 are due primarily to increased observability of inputs in valuation methodologies as evidenced by corroboration of market prices with multiple pricing vendors.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following table presents significant unobservable inputs used during the valuation of certain assets categorized within Level 3 of the recurring fair value measurements table:

	December 31, 2012
	Fair Value	Valuation Technique	Unobservable Input	Weighted Average
Fixed maturities available-for-sale:
Asset-backed securities(1)	$265,470	Internal model pricing	Prepayment speed assumption	5

			Constant default rate assumption	5

			Adjusted ABX Index spread assumption (2)	655

(1) Includes home improvement loans only.

(2) Includes an internally calculated liquidity premium adjustment of 217.

After adjusting the ABX Index spread assumption by the liquidity premium, the overall discount rate ranged from 384 to 918 basis points. The constant default rate assumption ranged from 1.2 to 7.9.

The significant unobservable inputs used in the fair value measurement of asset-backed securities are prepayment speed assumptions, constant default rate assumptions and the ABX Index spread adjusted by an internally calculated liquidity premium with the primary inputs being the constant default rate assumption and the adjusted ABX Index spread assumption. As the constant default rate assumption or the adjusted ABX Index spread assumption increases, the price and therefore, the fair value, of the securities decreases.

Non-recurring fair value measurements - Certain assets are measured at estimated fair value on a non-recurring basis and are not included in the tables above. The Company held $2,903 and $19,745 of adjusted cost basis limited partnership and other corporation interests which were impaired at December 31, 2012 and 2011, respectively, based on the fair value disclosed in the limited partnership financial statements or the estimated fair value of the underlying collateral. The estimated fair value was categorized as Level 3.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Fair value of financial instruments

The following tables summarize the carrying amounts and estimated fair values of the Company’s financial instruments not carried at fair value on a recurring basis at December 31, 2012 and 2011:

	December 31, 2012		December 31, 2011
Assets	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Mortgage loans on real estate	$2,881,758	$3,114,796	$2,513,087	$2,679,474
Policy loans	4,260,200	4,260,200	4,219,849	4,219,849
Limited partnership interests	46,707	43,954	48,053	41,931
Other investments	18,890	45,050	22,990	47,915

Liabilities
Annuity contract benefits without life contingencies	$9,622,357	$9,731,734	$8,727,286	$8,888,585
Policyholders’ funds	374,821	374,821	382,816	382,816
Commercial paper	97,987	97,987	97,536	97,536
Notes payable	532,491	563,860	532,463	515,104

The methods and assumptions used to estimate the fair value of financial instruments not carried at fair value on a recurring basis are summarized as follows:

Mortgage loans on real estate

Mortgage loan fair value estimates are generally based on discounted cash flows. A discount rate matrix is used where the discount rate valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. Management believes the discount rate used is comparable to the credit, interest rate, term, servicing costs and risks of loans similar to the portfolio loans that the Company would make today given its internal pricing strategy. The estimated fair value was classified as Level 2.

Policy loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value. The estimated fair value was classified as Level 2.

Limited partnership interests

Limited partnership interests, accounted for using the cost method, represent the Company’s minor ownership interests in pooled investment funds. These funds employ varying investment strategies that principally make private equity investments across diverse industries and geographical focuses. The estimated fair value was determined by using the partnership financial statement reported capital account or net asset value adjusted for other relevant information which may impact the exit value of the investments. Distributions by these investments are generated from investment gains, from operating income generated by the underlying investments of the funds and from liquidation of the underlying assets of the funds which are estimated to be liquidated over the next one to ten years. The estimated fair value was classified as Level 3.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Other investments

Other investments primarily include real estate held for investment. The estimated fair value for real estate is based on the unadjusted annual appraised value which includes factors such as comparable property sales, property income analysis, and capitalization rates. The estimated fair value was classified as Level 2.

Annuity contract benefits without life contingencies

The estimated fair value of annuity contract benefits without life contingencies is estimated by discounting the projected expected cash flows to the maturity of the contracts utilizing risk-free spot interest rates plus a provision for the Company’s credit risk. The estimated fair value was classified as Level 2.

Policyholders’ funds

The carrying amount of policyholders’ funds approximates the fair value since the Company can change the interest crediting rates with 30 days notice. The estimated fair value was classified as Level 2.

Commercial paper

The amortized cost of commercial paper is a reasonable estimate of fair value due to their short-term nature and high credit quality of the obligor. The estimated fair value was classified as Level 2.

Notes payable

The estimated fair value of the notes payable to GWL&A Financial is based upon quoted market prices from independent pricing services of securities with characteristics similar to those of the notes payable. The estimated fair value was classified as Level 2.

7.  Reinsurance

In the normal course of its business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and coinsurance contracts. The Company retains an initial maximum of $3,500 of coverage per individual life. This initial retention limit of $3,500 may increase due to automatic policy increases in coverage at a maximum rate of $175 per annum, with an overall maximum increase in coverage of $1,000.

Ceded reinsurance contracts do not relieve the Company from its obligations to policyholders. The failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2012 and 2011, the reinsurance receivables had carrying values in the amounts of $638,797 and $616,336, respectively. Included in these amounts are $533,446 and $502,093 at December 31, 2012 and 2011, respectively, associated with reinsurance agreements with related parties. At December 31, 2012 and 2011, 83% and 81%, respectively, of the total reinsurance receivable was due from CLAC, a related party.

The Company assumes risk from approximately forty insurers and reinsurers by participating in yearly renewable term and coinsurance pool agreements. When assuming risk, the Company seeks to generate revenue while maintaining reciprocal working relationships with these partners as they also seek to limit their exposure to loss on any single life.

Maximum capacity to be retained by the Company is dictated at the treaty level and is monitored annually to ensure the total risk retained on any one life is limited to a maximum retention of $4,500.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2012:

	Life insurance in-force
	Individual	Group	Total
Written and earned direct	$51,324,176	$38,587,771	$89,911,947
Reinsurance ceded	(11,138,163)	-	(11,138,163)
Reinsurance assumed	72,580,078	-	72,580,078

Net	$112,766,091	$38,587,771	$151,353,862

Percentage of amount assumed to net	64.4%	0.0%	48.0%

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$323,236	$3,712	$326,948
Reinsurance ceded	(53,950)	3,648	(50,302)
Reinsurance assumed	145,507	-	145,507

Net	$414,793	$7,360	$422,153

The following tables summarize life insurance in-force and total premium income at and for the year ended December 31, 2011:

	Life insurance in-force
	Individual	Group	Total
Written and earned direct	$50,461,815	$37,007,795	$87,469,610
Reinsurance ceded	(11,157,504)	-	(11,157,504)
Reinsurance assumed	77,352,956	-	77,352,956

Net	$116,657,267	$37,007,795	$153,665,062

Percentage of amount assumed to net	66.3%	0.0%	50.3%

	Premium income
	Life insurance	Annuities	Total
Written and earned direct	$395,419	$1,960	$397,379
Reinsurance ceded	(40,654)	(66)	(40,720)
Reinsurance assumed	166,557	-	166,557

Net	$521,322	$1,894	$523,216

The following tables summarize total premium income at and for the year ended December 31, 2010:

	Premium income

	Life insurance	Annuities	Total
Written and earned direct	$674,726	$5,665	$680,391
Reinsurance ceded	(41,362)	(112)	(41,474)
Reinsurance assumed	166,705	-	166,705

Net	$800,069	$5,553	$805,622

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

8.    Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in DAC and VOBA for the years ended December 31, 2012, 2011 and 2010:

	DAC (1)	VOBA	Total (1)
Balance, January 1, 2010 (2)	$253,038	$48,669	$301,707
Capitalized additions (1)	47,513	-	47,513
Amortization and writedowns (1)	(27,506)	(1,837)	(29,343)
Unrealized investment (gains) losses (1)	(114,519)	(427)	(114,946)

Balance, December 31, 2010 (1)	158,526	46,405	204,931
Capitalized additions (1)	57,108	-	57,108
Amortization and writedowns (1)	(25,184)	(3,636)	(28,820)
Unrealized investment (gains) losses (1)	(12,669)	(717)	(13,386)

Balance, December 31, 2011 (1)	177,781	42,052	219,833
Capitalized additions	94,826	-	94,826
Amortization and writedowns	(51,434)	(9,045)	(60,479)
Unrealized investment (gains) losses	(48,757)	(962)	(49,719)

Balance, December 31, 2012	$172,416	$32,045	$204,461

(1) As adjusted; See Note 1

(2) Adjusted by $143,550 from $396,588 to $253,038 for the adoption of ASU No. 2010-26; See Note 1

The estimated future amortization of VOBA for the years ended December 31, 2013 through December 31, 2017 is approximately $4,000 per annum.

9.    Goodwill and Other Intangible Assets

The balance of goodwill, all of which is within the Retirement Services segment, at December 31, 2012 and 2011 was $105,255.

The following tables summarize other intangible assets, all of which are within the Retirement Services segment, as of December 31, 2012 and 2011:

	December 31, 2012
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$36,314	$(18,065)	$18,249
Preferred provider agreements	7,970	(7,970)	-

Total	$44,284	$(26,035)	$18,249

	December 31, 2011
	Gross carrying amount	Accumulated amortization	Net book value
Customer relationships	$36,314	$(15,234)	$21,080
Preferred provider agreements	7,970	(7,195)	775

Total	$44,284	$(22,429)	$21,855

Amortization expense for other intangible assets included in general insurance expenses was $3,606, $3,787 and $3,990 for the years ended December 31, 2012, 2011 and 2010, respectively. Except for goodwill, the Company has no intangible assets with indefinite lives. The Company did not incur costs to renew or extend the term of acquired intangible assets during the year ended December 31, 2012.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The estimated future amortization of other intangible assets using current assumptions, which are subject to change, for the years ended December 31, 2013 through December 31, 2017 is approximately $2,700 per annum.

10.    Commercial Paper

The Company maintains a commercial paper program that is partially supported by a $50,000 corporate credit facility.

The following table provides information regarding the Company’s commercial paper program at December 31, 2012 and 2011:

	December 31,
	2012	2011
Face Value	$97,987	$97,536
Carrying Value	97,987	97,536
Effective interest rate	0.3% - 0.4%	0.2% - 0.4%
Maturity range (days)	3 - 74	4 - 75

11.    Stockholder’s Equity and Dividend Restrictions

At December 31, 2012 and 2011, the Company had 50,000,000 shares of $1 par value preferred stock authorized, none of which were issued or outstanding at either date. In addition, the Company has 50,000,000 shares of $1 par value common stock authorized, 7,032,000 of which were issued and outstanding at both December 31, 2012 and 2011.

GWLA’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners (“NAIC”), is as follows:

	2012	2011	2010		2012	2011
Net income	$147,741	$155,998	$398,555	Capital and surplus	$1,109,498	$1,062,947

Regulatory compliance is determined by a ratio of a company’s total adjusted capital (“TAC”) to its authorized control level risk-based capital (“ACL”), as determined in accordance with statutory accounting principles and practices as prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is 200% of ACL. The Company’s risk-based capital ratio was in excess of the required amount as of December 31, 2012.

Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. During the years ended December 31, 2012, 2011 and 2010, the Company paid dividends in the amounts of $184,401, $206,353 and $160,917, respectively, to its parent company, GWL&A Financial.

The maximum amount of dividends that can be paid to stockholders by insurance companies domiciled in the State of Colorado, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory capital and surplus and statutory net gain from operations. As filed with the Colorado Division of Insurance, the statutory capital and surplus and net gain from operations at and for the year ended December 31, 2012 were $1,109,498 and $162,991, respectively. Based on the as filed amounts, GWLA may pay up to $162,991 of dividends during the year ended December 31, 2013 without the prior approval of the Colorado Insurance Commissioner. Prior to any payments of dividends, the Company seeks approval from the Colorado Insurance Commissioner.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

12.    Other Comprehensive Income

The following tables present the composition of other comprehensive income (loss) for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31, 2012
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains arising during the year on available-for-sale fixed maturity investments	$534,028	$(186,910)	$347,118
Net changes during the year related to cash flow hedges	(18,881)	6,608	(12,273)
Reclassification adjustment for gains realized in net income	(107,713)	37,700	(70,013)

Net unrealized gains	407,434	(142,602)	264,832
Future policy benefits, deferred acquisition costs and value of business acquired adjustments	(83,835)	29,343	(54,492)

Net unrealized gains	323,599	(113,259)	210,340
Employee benefit plan adjustment	(68,650)	24,027	(44,623)

Other comprehensive income	$254,949	$(89,232)	$165,717

	Year ended December 31, 2011
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains arising during the year on available-for-sale fixed maturity investments	$511,663	$(179,082)	$332,581
Net changes during the year related to cash flow hedges	21,014	(7,355)	13,659
Reclassification adjustment for gains realized in net income	(74,165)	25,958	(48,207)

Net unrealized gains	458,512	(160,479)	298,033
Future policy benefits, deferred acquisition costs and value of business acquired adjustments (1)	(100,216)	35,075	(65,141)

Net unrealized gains	358,296	(125,404)	232,892
Employee benefit plan adjustment	(49,566)	17,348	(32,218)

Other comprehensive income	$308,730	$(108,056)	$200,674

(1) As adjusted; See Note 1

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	Year ended December 31, 2010
	Before-tax amount	Tax (expense) benefit	Net-of-tax amount
Unrealized holding gains arising during the year on available-for-sale fixed maturity investments	$724,296	$(253,504)	$470,792
Net changes during the year related to cash flow hedges	17,293	(6,053)	11,240
Reclassification adjustment for losses realized in net income	23,198	(8,119)	15,079

Net unrealized gains	764,787	(267,676)	497,111
Future policy benefits, deferred acquisition costs and value of business acquired adjustments (1)	(129,715)	45,400	(84,315)

Net unrealized gains	635,072	(222,276)	412,796
Employee benefit plan adjustment	(5,142)	1,800	(3,342)

Other comprehensive income	$629,930	$(220,476)	$409,454

(1) As adjusted; See Note 1

13.    General Insurance Expenses

The following table summarizes the significant components of general insurance expenses for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31,
	2012	2011 (1)	2010 (1)
Compensation	$335,212	$303,514	$294,923
Commissions	180,529	156,461	143,680
Other	80,908	106,718	92,290

Total general insurance expenses	$596,649	$566,693	$530,893

(1) As adjusted; See Note 1

14.    Employee Benefit Plans

Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement Plans

The Company has a noncontributory Defined Benefit Pension Plan covering substantially all of its employees that were hired before January 1, 1999. Prior to December 31, 2012, the Company accounted for the Defined Benefit Pension Plan as the direct legal obligation of the Company and accounted for the corresponding plan obligations on its Balance Sheet and Statements of Income. Effective December 31, 2012, the Company transferred the sponsorship of the Defined Benefit Pension Plan to GWL&A Financial, the Company’s immediate parent. Despite the change in sponsorship of the Defined Benefit Pension Plan, the Company will continue to account for the corresponding plan obligations on its Balance Sheet and Statements of Income.

Benefits for the Defined Benefit Pension Plan are based principally on an employee’s years of service and compensation levels near retirement. The Company’s policy for funding the Defined Benefit Pension Plans is to make annual contributions, which equal or exceed regulatory requirements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The Company sponsors an unfunded Post-Retirement Medical Plan (the “Medical Plan”) that provides health benefits to retired employees who are not Medicare eligible. The medical plan is contributory and contains other cost sharing features which may be adjusted annually for the expected general inflation rate. The Company’s policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management.

The Company also provides supplemental executive retirement plans to certain key executives. These plans provide key executives with certain benefits upon retirement, disability or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts.

A December 31 measurement date is used for the employee benefit plans.

The following tables provide a reconciliation of the changes in the benefit obligations, fair value of plan assets and the underfunded status for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans as of the years ended December 31, 2012 and 2011:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2012	2011	2012	2011	2012	2011	2012	2011
Change in projected benefit obligation:
Benefit obligation, January 1	$401,134	$349,435	$11,725	$10,162	$61,358	$54,855	$474,217	$414,452
Service cost	4,350	3,935	817	622	991	916	6,158	5,473
Interest cost	20,945	20,286	569	585	2,912	3,136	24,426	24,007
Actuarial (gain) loss	87,117	39,211	974	693	6,760	3,520	94,851	43,424
Regular benefits paid	(12,943)	(11,733)	(623)	(337)	(2,792)	(2,719)	(16,358)	(14,789)
Plan amendments	-	-	-	-	-	1,650	-	1,650

Benefit obligation, December 31	$500,603	$401,134	$13,462	$11,725	$69,229	$61,358	$583,294	$474,217

Accumulated benefit obligation	$491,712	$393,487	$13,462	$11,725	$58,135	$50,033	$563,309	$455,245

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2012	2011	2012	2011	2012	2011	2012	2011
Change in plan assets:
Value of plan assets, January 1	$293,336	$282,616	$-	$-	$-	$-	$293,336	$282,616
Actual return on plan assets	38,541	12,353	-	-	-	-	38,541	12,353
Employer contributions	17,600	10,100	623	337	2,792	2,719	21,015	13,156
Benefits paid	(12,943)	(11,733)	(623)	(337)	(2,792)	(2,719)	(16,358)	(14,789)

Value of plan assets, December 31	$336,534	$293,336	$-	$-	$-	$-	$336,534	$293,336

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2012	2011	2012	2011	2012	2011	2012	2011
Under funded status at December 31	$(164,069)	$(107,798)	$(13,462)	$(11,725)	$(69,229)	$(61,358)	$(246,760)	$(180,881)

The following table presents amounts recognized in the consolidated balance sheets at December 31, 2012 and 2011 for the Company’s Defined Benefit Pension, Post-retirement Medical and Supplemental Executive Retirement plans:

	Defined benefit pension plan		Post-retirement medical plan		Supplemental executive retirement plan		Total
	2012	2011	2012	2011	2012	2011	2012	2011
Amounts recognized in consolidated balance sheets:
Other assets	$-	$12,690	$-	$-	$-	$-	$-	$12,690
Other liabilities	(164,069)	(120,488)	(13,462)	(11,725)	(69,229)	(61,358)	(246,760)	(193,571)
Accumulated other comprehensive income (loss)	(180,869)	(120,487)	12,662	15,741	(20,710)	(15,520)	(188,917)	(120,266)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following table provides information regarding amounts in AOCI that have not yet been recognized as components of net periodic benefit cost at December 31, 2012:

					Supplemental executive
	Defined benefit pension plan		Post-retirement medical plan		retirement plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(180,754)	$(117,490)	$6,170	$4,011	$(15,710)	$(10,211)	$(190,294)	$(123,690)
Net prior service (cost) credit	(115)	(75)	6,492	4,220	(5,000)	(3,250)	1,377	895

	$(180,869)	$(117,565)	$12,662	$8,231	$(20,710)	$(13,461)	$(188,917)	$(122,795)

The following table provides information regarding amounts in AOCI that are expected to be recognized as components of net periodic benefit costs during the year ended December 31, 2013:

					Supplemental executive
	Defined benefit pension plan		Post-retirement medical plan		retirement plan		Total
	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax	Gross	Net of tax
Net gain (loss)	$(15,577)	$(10,125)	$413	$268	$(1,300)	$(845)	$(16,464)	$(10,702)
Prior service (cost) credit	(51)	(33)	1,650	1,072	(933)	(606)	666	433

	$(15,628)	$(10,158)	$2,063	$1,340	$(2,233)	$(1,451)	$(15,798)	$(10,269)

The expected benefit payments for the Company’s Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans for the years indicated are as follows:

			Supplemental
	Defined benefit	Post-retirement	executive
	pension plan	medical plan	retirement plan
2013	$13,621	$637	$3,720
2014	14,259	697	3,529
2015	15,136	727	4,940
2016	16,640	743	3,390
2017	17,708	771	18,909
2018 through 2022	112,582	4,166	13,813

Net periodic (benefit) cost of the Defined Benefit Pension, Post-Retirement Medical and Supplemental Executive Retirement plans included in general insurance expenses in the accompanying consolidated statements of income for the years ended December 31, 2012, 2011 and 2010 includes the following components:

	Defined benefit pension plan
	2012	2011	2010
Components of net periodic cost:
Service cost	$4,350	$3,935	$3,739
Interest cost	20,945	20,286	19,578
Expected return on plan assets	(21,797)	(21,093)	(18,618)
Amortization of transition obligation	-	(1,388)	(1,514)
Amortization of unrecognized prior service cost	51	51	82
Amortization of loss from earlier periods	9,941	5,115	5,091

Net periodic cost	$13,490	$6,906	$8,358

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	Post-retirement medical plan
	2012	2011	2010
Components of net periodic benefit:
Service cost	$817	$622	$728
Interest cost	569	585	713
Amortization of unrecognized prior service benefit	(1,650)	(1,650)	(1,650)
Amortization of gain from earlier periods	(455)	(611)	(461)

Net periodic benefit	$(719)	$(1,054)	$(670)

	Supplemental executive retirement plan
	2012	2011	2010
Components of net periodic (benefit) cost:
Service cost	$991	$916	$673
Interest cost	2,912	3,136	2,905
Amortization of unrecognized prior service cost	934	2,584	899
Amortization of net (gain) loss	637	145	-

Net periodic (benefit) cost	$5,474	$6,781	$4,477

The following tables present the assumptions used in determining benefit obligations of the Defined Benefit Pension, Post-Retirement Medical and the Supplemental Executive Retirement plans at December 31, 2012 and 2011:

	Defined benefit pension plan
	2012	2011
Discount rate	4.19%	5.23%
Rate of compensation increase	3.14%	3.14%

	Post-retirement medical plan
	2012	2011
Discount rate	3.74%	4.70%
Initial health care cost trend	7.50%	8.00%
Ultimate health care cost trend	5.25%	5.25%
Year ultimate trend is reached	2018	2018

	Supplemental executive retirement plan
	2011	2011
Discount rate	3.79%	4.87%
Rate of compensation increase	4.00%	5.00%

The following tables present the assumptions used in determining the net periodic benefit/cost of the Defined Benefit
Pension, Post-Retirement Medical and the Supplemental Executive Retirement plans for the years ended December 31,
2012 and 2011:

	Defined benefit pension plan
	2012	2011
Discount rate	5.23%	5.87%
Expected return on plan assets	7.25%	7.50%
Rate of compensation increase	3.14%	3.14%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	Post-retirement medical plan
	2012	2011
Discount rate	4.70%	5.87%
Initial health care cost trend	8.00%	7.50%
Ultimate health care cost trend	5.25%	5.25%
Year ultimate trend is reached	2018	2016

	Supplemental executive retirement plan
	2012	2011
Discount rate	4.87%	5.87%
Rate of compensation increase	5.00%	6.00%

The discount rate has been set based upon the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

The following table presents the impact on the Post-Retirement Medical Plan that a one-percentage-point change in assumed healthcare cost trend rates would have on the following:

	One percentage	One percentage
	point increase	point decrease
Increase (decrease) on total service and interest cost on components	$199	$(170)
Increase (decrease) on post-retirement benefit obligation	1,448	(1,260)

The following table presents how the Company’s Defined Benefit Pension Plan assets are invested at December 31, 2012 and 2011:

	December 31,
	2012	2011
Equity securities	56%	52%
Debt securities	41%	44%
Other	3%	4%

Total	100%	100%

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following tables present information about the Defined Benefit Retirement Plan’s assets measured at fair value on a recurring basis as of December 31, 2012 and 2011 and indicates the fair value hierarchy of the valuation techniques utilized to determine such fair value:

	Defined Benefit Plan Assets Measured at Fair Value on a Recurring Basis
	December 31, 2012
	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Common collective trust funds:
Equity index funds	$-	$60,601	$-	$60,601
Midcap index funds	-	60,289	-	60,289
World equity index funds	-	6,798	-	6,798
U.S. equity market funds	-	60,723	-	60,723

Total common collective trust funds	-	188,411	-	188,411

Fixed maturity investments:
U.S. government direct obligations and agencies	-	9,907	-	9,907
Obligations of U.S. states and their municpalities	-	16,899	-	16,899
Corporate debt securities	-	100,142	-	100,142
Asset-backed securities	-	8,386	-	8,386
Commercial mortgage-backed securities	-	2,961	-	2,961

Total fixed maturity investments	-	138,295	-	138,295

Preferred stock	134	-	-	134
Limited partnership investments	-	-	6,485	6,485
Money market funds	3,209	-	-	3,209

Total defined benefit plan assets	$3,343	$326,706	$6,485	$336,534

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

	Defined Benefit Plan Assets Measured at Fair Value on a Recurring Basis
	December 31, 2011
	Quoted prices	Significant
	in active	other	Significant
	markets for	observable	unobservable
	identical assets	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Common collective trust funds:
Equity index funds	$-	$49,211	$-	$49,211
Midcap index funds	-	48,406	-	48,406
World equity index funds	-	5,336	-	5,336
U.S. equity market funds	-	48,972	-	48,972

Total common collective trust funds	-	151,925	-	151,925

Fixed maturity investments:
U.S. government direct obligations and agencies	-	10,676	-	10,676
Obligations of U.S. states and their municipalities	-	22,467	-	22,467
Corporate debt securities	-	86,836	-	86,836
Asset-backed securities	-	7,711	-	7,711
Commercial mortgage-backed securities	-	2,487	-	2,487

Total fixed maturity investments	-	130,177	-	130,177

Preferred stock	-	111	-	111
Limited partnership investments	-	-	7,116	7,116
Money market funds	4,007	-	-	4,007

Total defined benefit plan assets	$4,007	$282,213	$7,116	$293,336

The following tables present additional information at December 31, 2012 and 2011 about assets of the Defined Benefit Retirement Plan measured at fair value on a recurring basis and for which the Company has utilized Level 3 inputs to determine fair value:

	Fair Value Measurements Using
	Significant Unobservable Inputs (Level 3)
	Limited partnership interest

	2012	2011
Balance, January 1	$7,116	$6,030
Actual return on plan assets
Purchases	61	(34)
Issuances	(692)	1,542
Settlement		(422)

Balance, December 31	$6,485	$7,116

The investment objective of the Defined Benefit Pension Plan is to provide a risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

The Defined Benefit Pension Plan utilizes various investment securities. Generally, investment securities are exposed to various risks, such as interest rate risks, credit risk and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the values of investment securities will occur and that such changes could materially affect the amounts reported.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following table presents the ranges the Company targets for the allocation of invested Defined Benefit Pension Plan assets at December 31, 2013:

December 31, 2013
Equity securities	25% - 80%
Debt securities	25% - 75%
Other	0% - 40%

Management estimates the value of these investments will be recoverable. The Company does not expect any plan assets to be returned to it during the year ended December 31, 2013. The Company expects to make payments of approximately $637 with respect to its Post-Retirement Medical Plan and $3,720 with respect to its Supplemental Executive Retirement Plan during the year ended December 31, 2013. The Company expects to make a contribution of $6,300 to its Defined Benefit Pension Plan during the year ended December 31, 2013.

Other employee benefit plans

The Company has an executive deferred compensation plan providing key executives with the opportunity to participate in an unfunded deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are reflected in other liabilities in the accompanying consolidated balance sheets, are $12,430 and $13,330 at December 31, 2012 and 2011, respectively. The participant deferrals earned interest at the average rates of 7.17% and 6.72% during the years ended December 31, 2012 and 2011, respectively. The interest rate is based on the Moody’s Average Annual Corporate Bond Index rate plus 0.45% for actively employed participants and fixed rates ranging from 6.37% to 7.91% for retired participants.

The Company offers an unfunded, non-qualified deferred compensation plan to a select group of management and highly compensated individuals. Participants defer a portion of their compensation and realize potential market gains or losses on the invested contributions. The program is not qualified under Section 401 of the Internal Revenue Code. Participant balances, which are included in other liabilities in the accompanying consolidated balance sheets are $12,239 and $11,258 at December 31, 2012 and 2011, respectively.

15. Income Taxes

The provision for income taxes from continuing operations is comprised of the following:

	Year ended December 31,
	2012	2011	2010
Current	$89,934	$70,201	$34,090
Deferred	45,371	23,617	34,537

Total income tax provision from continuing operations	$135,305	$93,818	$68,627

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate from continuing operations for the years ended December 31, 2012, 2011 and 2010:

	Year ended December 31,
	2012	2011	2010
Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
Investment income not subject to federal tax	(2.3%)	(2.7%)	(2.2%)
Tax credits	(1.3%)	(2.1%)	(2.9%)
State income taxes, net of federal benefit	1.2%	0.7%	0.7%
Income tax contingency provisions	0.0%	2.0%	(3.9%)
Other, net	3.6%	(1.2%)	(0.8%)

Effective federal income tax rate from continuing operations	36.2%	31.7%	25.9%

A reconciliation of unrecognized tax benefits for the years ended December 31, 2012, 2011 and 2010 is as follows:

	Year ended December 31,
	2012	2011	2010
Balance, beginning of year	$32,123	$35,256	$81,390
Additions to tax positions in the current year	6,230	6,557	6,939
Reductions to tax positions in the current year	-	(420)	-
Additions to tax positions in the prior year	420	4,785	142
Reductions to tax positions in the prior year	(10,219)	(9,858)	(47,922)
Reductions to tax positions from statutes expiring	(2,704)	(4,197)	(5,253)
Settlements	-	-	(40)

Balance, end of year	$25,850	$32,123	$35,256

Included in the unrecognized tax benefits of $25,850 at December 31, 2012 was $3,832 of tax benefits that, if recognized, would impact the annual effective tax rate.

The Company anticipates additional increases in its unrecognized tax benefits of $0 to $1,000 in the next twelve months. The Company expects that this increase in its unrecognized tax benefit will impact the effective tax rate.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in current income tax expense. The Company recognized approximately $208, $2,629 and $(13,403) in interest and penalties related to the uncertain tax positions during the years ended December 31, 2012, 2011 and 2010, respectively. The Company had approximately $4,412 and $4,204 accrued for the payment of interest and penalties at December 31, 2012 and 2011, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various states. With few exceptions, the Company is no longer subject to U.S. federal income tax examinations by tax authorities for years 2007 and prior. Tax years 2008, 2009, 2010 and 2011 are open to federal examination by the I.R.S. The Company does not expect significant increases or decreases to unrecognized tax benefits relating to federal, state or local audits.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2012 and 2011, are as follows:

	December 31,
	2012		2011
	Deferred	Deferred	Deferred	Deferred
	tax asset	tax liability	tax asset	tax liability
Policyholder reserves	$-	$218,303	$-	$210,457
Deferred acquisition costs	46,832	-	35,154	-
Investment assets	-	496,096	-	336,482
Policyholder dividends	11,586	-	18,449	-
Net operating loss carryforward	180,448	-	200,486	-
Pension plan accrued benefit liability	98,981	-	72,387	-
Goodwill	-	24,045	-	25,169
Experience rated refunds	10,908	-	21,623	-
Tax credits	106,552	-	74,389	-
Other	-	5,858	-	4,843

Total deferred taxes	$455,307	$744,302	$422,488	$576,951

Amounts presented for investment assets above include $(410,044) and $(264,078) related to the net unrealized losses (gains) on the Company’s investments, which are classified as available-for-sale at December 31, 2012 and 2011, respectively.

The Company, together with certain of its subsidiaries, and Lifeco U.S. have entered into an income tax allocation agreement whereby Lifeco U.S. files a consolidated federal income tax return. Under the agreement, these companies are responsible for and will receive the benefits of any income tax liability or benefit computed on a separate tax return basis.

The Company has federal net operating loss carry forwards generated by a subsidiary that is included in the Lifeco U.S. consolidated federal income tax return. As of December 31, 2012, the subsidiary had net operating loss carry forwards expiring as follows:

Year	Amount
2020	$119,978
2021	113,002
2022	136,796
2023	81,693

Total	$451,469

During 2012 and 2011, the Company generated $30,965 and $34,020 of Guaranteed Federal Low Income Housing tax credit carryforwards respectively. As of December 31, 2012, the total credit carryforward for Low Income Housing is $100,670. These credits will begin to expire in 2030.

Included in due from parent and affiliates at December 31, 2012 and 2011 is $4,353 and $115,300, respectively, of income taxes receivable from Lifeco U.S. related to the consolidated income tax return filed by the Company and certain subsidiaries. Included in the consolidated balance sheets at December 31, 2012 and 2011 is $12,585 and $9,019, respectively, of income taxes receivable in other assets primarily related to the separate state income tax returns filed by certain subsidiaries.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

16.    Segment Information

The Company has three reportable segments: Individual Markets, Retirement Services and Other.

Individual Markets

The Individual Markets reporting and operating segment distributes life insurance and individual annuity products to both individuals and businesses through various distribution channels. Life insurance products in-force include participating and non-participating term life, whole life, universal life and variable universal life.

Retirement Services

The Retirement Services reporting and operating segment provides various retirement plan products and investment options as well as comprehensive administrative and record-keeping services for financial institutions and employers, which include educational, advisory, enrollment and communication services for employer-sponsored defined contribution plans and associated defined benefit plans.

Other

The Company’s Other reporting segment is substantially comprised of activity under the assumption reinsurance agreement between GWSC and CLAC (“the GWSC operating segment”), corporate items not directly allocated to the other operating segments and interest expense on long-term debt.

The accounting principles used to determine segment results are the same as those used in the consolidated financial statements. The Company evaluates performance of its reportable segments based on their profitability from operations after income taxes. Inter-segment transactions and balances have been eliminated in consolidation. The Company’s operations are not materially dependent on one or a few customers, brokers or agents.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following tables summarize segment financial information for the year ended and as of December 31, 2012:

	Year ended December 31, 2012
	Individual Markets	Retirement Services	Other	Total
Revenue:
Premium income	$314,350	$3,670	$104,133	$422,153
Fee income	74,985	456,052	4,786	535,823
Net investment income	729,885	414,114	47,552	1,191,551
Net realized gains on investments	55,959	60,726	32	116,717

Total revenues	1,175,179	934,562	156,503	2,266,244

Benefits and expenses:
Policyholder benefits	882,726	204,296	111,288	1,198,310
Operating expenses	136,895	492,427	65,193	694,515

Total benefits and expenses	1,019,621	696,723	176,481	1,892,825

Income (loss) from continuing operations before income taxes	155,558	237,839	(19,978)	373,419
Income tax expense (benefit)	50,869	78,150	6,286	135,305

Income (loss) from continuing operations	$104,689	$159,689	$(26,264)	$238,114

	December 31, 2012
	Individual Markets	Retirement Services	Other	Total
Assets:
Investments	$14,797,517	$9,761,036	$1,551,823	$26,110,376
Other assets	1,172,932	773,712	123,006	2,069,650
Separate account assets	6,363,214	18,242,312	-	24,605,526

Assets of continuing operations	$22,333,663	$28,777,060	$1,674,829	52,785,552

Assets of discontinued operations				33,053

Total assets				$52,818,605

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following tables summarize segment financial information for the year ended and as of December 31, 2011:

	Year ended December 31, 2011 (1)
	Individual Markets	Retirement Services	Other	Total
Revenue:
Premium income	$395,923	$1,960	$125,333	$523,216
Fee income	65,487	416,405	4,903	486,795
Net investment income	714,228	399,222	45,036	1,158,486
Net realized gains on investments	20,533	3,311	651	24,495

Total revenues	1,196,171	820,898	175,923	2,192,992

Benefits and expenses:
Policyholder benefits	937,885	222,642	103,435	1,263,962
Operating expenses	109,005	435,149	88,821	632,975

Total benefits and expenses	1,046,890	657,791	192,256	1,896,937

Income (loss) from continuing operations before income taxes	149,281	163,107	(16,333)	296,055
Income tax expense (benefit)	49,221	50,869	(6,272)	93,818

Income (loss) from continuing operations	$100,060	$112,238	$(10,061)	$202,237

	December 31, 2011 (1)
	Individual Markets	Retirement Services	Other	Total
Assets:
Investments	$13,702,356	$8,752,301	$1,540,575	$23,995,232
Other assets	1,108,744	610,971	126,468	1,846,183
Separate account assets	5,884,676	16,446,714	-	22,331,391

Assets of continuing operations	$20,695,776	$25,809,986	$1,667,043	48,172,806

Assets of discontinued operations				39,621

Total assets				$48,212,427

(1) As adjusted; See Note 1

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following tables summarize segment financial information for the year ended December 31, 2010:

	Year ended December 31, 2010 (1)
	Individual Markets	Retirement Services	Other	Total
Revenue:
Premium income	$676,395	$5,509	$123,718	$805,622
Fee income	56,232	387,103	4,619	447,954
Net investment income	730,439	399,456	44,849	1,174,744
Net realized losses on investments	(1,239)	(23,229)	(27)	(24,495)

Total revenues	1,461,827	768,839	173,159	2,403,825

Benefits and expenses:
Policyholder benefits	1,218,791	221,943	99,673	1,540,407
Operating expenses	134,445	401,117	62,095	597,657

Total benefits and expenses	1,353,236	623,060	161,768	2,138,064

Income from continuing operations before income taxes	108,591	145,779	11,391	265,761
Income tax expense	29,487	34,547	4,593	68,627

Income from continuing operations	$79,104	$111,232	$6,798	$197,134

(1) As adjusted; See Note 1

17.    Share-Based Compensation

Equity Awards

Lifeco, of which the Company is an indirect wholly-owned subsidiary, maintains the Great-West Lifeco Inc. Stock Option Plan (the “Lifeco plan”) that provides for the granting of options on its common shares to certain of its officers and employees and those of its subsidiaries, including the Company. Options are granted with exercise prices not less than the average market price of the shares on the five days preceding the date of the grant. Termination of employment prior to the vesting of the options results in the forfeiture of the unvested options. The Lifeco plan provides for the granting of options with varying terms and vesting requirements with vesting commencing on the first anniversary of the grant and expiring ten years from the date of grant.

The Lifeco plan contains a provision that permits a retiring option holder with unvested stock options on the date of retirement to continue to vest in them after retirement for a period of up to five years. Upon the retirement of an option holder with unvested options, the Company accelerates the recognition period to the date of retirement for any unrecognized share-based compensation cost related thereto and recognizes it in its earnings at that time.

Liability Awards

In 2011, the Company implemented a Performance Share Unit Plan (“PSU plan”) for senior executives of the Company. Under the PSU plan, “performance share units” are granted to certain senior executives of the Company having a value equal to the participants’ deferred incentive compensation for the period. Each performance unit has a value equal to one share of Lifeco common stock and is subject to adjustment for cash dividends paid to Lifeco stockholders as well as stock dividends and splits, consolidations and the like that affect shares of Lifeco common stock outstanding.

If the performance share units vest, the units are multiplied by a performance factor to produce a final number of units which are payable in cash equal to the closing price of Lifeco common stock on the date following the last day of the three-year performance period. Accordingly, the estimated fair value of the performance unit is based on the closing price of Lifeco common stock on the date of grant. The performance share units generally vest in their entirety at the end of the three-year performance period based on continued service. The PSU plan contains a provision that permits all unvested performance share units to become vested upon death or retirement.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Performance share units are settled in cash and are recorded as liabilities until payout is made. Unlike share-settled awards, which have a fixed grant-date fair value, the fair value of unsettled or unvested liabilities awards is remeasured at the end of each reporting period based on the change in fair value of one share of Lifeco common stock. The liability and corresponding expense are adjusted accordingly until the award is settled.

Compensation Expense Related to Stock-Based Compensation

The compensation expense related to stock-based compensation for the years ended December 31, 2012, 2011 and 2010 were as follows:

	2012	2011	2010
Lifeco Stock Plan	$2,314	$1,786	$1,855
Performance Share Unit Plan	3,658	1,161	-

Total compensation expense	$5,972	$2,947	$1,855

Income tax benefits	$1,729	$752	$226

The following table presents the total unrecognized compensation expense related to stock-based compensation at December 31, 2012 and the expected weighted average period over which these expenses will be recognized:

	Expense	Weighted average period (years)
Lifeco Stock Plan	$3,016	1.7
Performance Share Unit Plan	4,414	1.4

Equity Award Activity

During the year ended December 31, 2012, Lifeco granted 739,600 stock options to employees of the Company. These stock options vest over five-year periods ending in March 2017. Compensation expense of $2,566 will be recognized in the Company’s financial statements over the vesting period of these stock options using the accelerated method of recognition.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

The following table summarizes the status of, and changes in, the Lifeco plan options granted to Company employees which are outstanding at December 31, 2012. The options granted relate to underlying stock traded in Canadian dollars on the Toronto Stock Exchange, therefore, the amounts, which are presented in United States dollars, will fluctuate as a result of exchange rate fluctuations.

		Weighted average
	Shares under option	Exercise price (Whole dollars)	Remaining contractual term (Years)	Aggregate intrinsic value (1)
Outstanding, January 1, 2012	2,896,560	$28.01
Granted	739,600	23.28
Exercised	(354,000)	19.43

Outstanding, December 31, 2012	3,282,160	28.42	6.2	$1,518

Vested and expected to vest, December 31, 2012	3,261,022	$28.42	6.2	$1,168

Exercisable, December 31, 2012	1,483,080	$30.10	4.4	$171

(¹) The aggregate intrinsic value is calculated as the difference between the market price of Lifeco common shares on December 31, 2012 and the exercise price of the option (only if the result is positive) multiplied by the number of options.

The following table presents additional information regarding stock options under the Lifeco plan during the years ended December 31, 2012, 2011 and 2010:

	2012	2011	2010
Weighted average fair value of options granted	$3.47	$4.49	$4.41
Intrinsic value of options exercised (1)	1,397	1,197	5,218
Fair value of options vested	1,740	1,541	943

(¹)

The intrinsic value of options exercised is calculated as the difference between the market price of Lifeco common shares on the date of exercise and the exercise price of the option multiplied by the number of options exercised.

The fair value of the options granted during the years ended December 31, 2012, 2011 and 2010 was estimated on the date of the grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

	2012	2011	2010
Dividend yield	5.31%	4.59%	4.53%
Expected volatility	25.65%	25.22%	25.03%
Risk free interest rate	1.52%	2.62%	2.62%
Expected duration (years)	6.0	5.5	5.5

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

Liability Award Activity

The following table summarizes the status of, and changes in, the Performance Share Unit Plan units granted to Company employees which are outstanding at December 31, 2012.

Performance Units
Outstanding, December 31, 2011	163,708
Granted	211,600
Paid	-
Forfeited	-

Outstanding, December 31, 2012	375,308

Vested and expected to vest, December 31, 2012	375,308

18. Commitments and Contingencies

Commitments

The following table summarizes the Company’s future purchase obligations and commitments as of December 31, 2012:

	Payment due by period

	Less than one year	One to three years	Three to five years	More than five years	Total
Related party long-term debt - principal (1)	-	-	-	528,400	528,400
Related party long-term debt - interest (2)	37,031	74,062	74,062	901,069	1,086,224
Investment purchase obligations (3)	127,255	-	-	-	127,255
Operating leases (4)	4,404	5,683	607	-	10,694
Other liabilities (5)	42,391	49,041	70,713	66,799	228,944

Total	$211,081	$128,786	$145,382	$1,496,268	$1,981,517

(1) Related party long-term debt principal - Represents contractual maturities of principal due to the Company’s parent, GWL&A Financial, under the terms of two long-term surplus notes. The amounts shown in this table differ from the amounts included in the Company’s consolidated balance sheet because the amounts shown above do not consider the discount upon the issuance of one of the surplus notes.

(2) Related party long-term debt interest - One long-term surplus note bears interest at a fixed rate through maturity. The second surplus note bears interest initially at a fixed rate that will change in the future based upon the then current three-month London Interbank Offering Rate. The interest payments shown in this table are calculated based upon the contractual rates in effect on December 31, 2012 and do not consider the impact of future interest rate changes.

(3) Investment purchase obligations - The Company commits to fund limited partnership interests, mortgage loan and other investments in the normal course of its business. As the timing of the fulfillment of the commitment to fund partnership interests cannot be predicted, such obligations are presented in the less than one year category. The timing of the funding of mortgage loans is based on the expiration date of the commitment. The amounts of these unfunded commitments at December 31, 2012 and 2011 were $127,255 and $97,694, of which $11,031 and $13,205 was related to cost basis limited partnership interests, respectively, all of which is due within one year from the dates indicated.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Notes to Consolidated Financial Statements

Years Ended December 31, 2012, 2011 and 2010

(Dollars in Thousands, Except Share Amounts)

(4) Operating leases - The Company is obligated to make payments under various non-cancelable operating leases, primarily for office space. Contractual provisions exist that could increase the lease obligations presented, including operating expense escalation clauses. Management does not consider the impact of any such clauses to be material to the Company’s operating lease obligations. The Company incurred rent expense, net of sublease income, of $5,764, $5,645 and $6,047 for the years ended December 31, 2012, 2011 and 2010, respectively and is recorded in general insurance expense.

From time to time, the Company enters into agreements or contracts, including capital leases, to purchase goods or services in the normal course of its business. However, these agreements and contracts are not material and are excluded from the table above.

(5) Other liabilities - Other liabilities include those other liabilities which represent contractual obligations not included elsewhere in the table above. If the timing of the payment of any other liabilities was sufficiently uncertain, the amounts were included in the less than one year category. Other liabilities presented in the table above include:

•	Expected contributions to the Company’s defined benefit pension plan and benefit payments for the post-retirement medical plan and supplemental executive retirement plan through 2022.
•	Miscellaneous purchase obligations to acquire goods and services.
•	Unrecognized tax benefits

The Company has a revolving credit facility agreement in the amount of $50,000 for general corporate purposes. The credit facility matures on May 26, 2013. Interest accrues at a rate dependent on various conditions and terms of borrowings. The agreement requires, among other things, the Company to maintain a minimum adjusted net worth, as defined, of $1,000,000 plus 50% of its net income, if positive and as defined in the credit facility agreement (both compiled on the unconsolidated statutory accounting basis prescribed by the National Association of Insurance Commissioners), for each quarter ending after March 31, 2010. The Company was in compliance with all covenants at December 31, 2012 and 2011. At December 31, 2012 and 2011 there were no outstanding amounts related to this credit facility.

Contingencies

The Company is involved in various legal proceedings that arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolutions of these proceedings are not expected to have a material effect on the Company’s consolidated financial position, results of its operations or cash flows.

19.	Subsequent Event

On February 1, 2013, the Company’s Board of Directors declared a dividend of $44,435 to be paid to its sole shareholder, GWL&A Financial, on March 29, 2013.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

Schedule III

Supplemental Insurance Information

(In Thousands)

	As of and for the year ended December 31, 2012
	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs	$118,490	$53,926	$-	$172,416
Future policy benefits, losses, claims and expenses	13,593,217	9,491,094	369,300	23,453,611
Unearned premium reserves	27,007	-	-	27,007
Other policy claims and benefits payable	744,504	476	24,711	769,691
Premium income	314,350	3,670	104,133	422,153
Net investment income	729,885	414,114	47,552	1,191,551
Benefits, claims, losses and settlement expenses	882,726	204,296	111,288	1,198,310
Amortization of deferred acquisition costs	28,926	22,508	-	51,434
Other operating expenses	107,969	469,919	65,193	643,081

	As of and for the year ended December 31, 2011
	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Deferred acquisition costs (1)	$102,598	$75,183	$-	$177,781
Future policy benefits, losses, claims and expenses	12,812,079	8,620,044	356,296	21,788,419
Unearned premium reserves	39,855	-	-	39,855
Other policy claims and benefits payable	742,457	445	26,184	769,086
Premium income	395,923	1,960	125,333	523,216
Net investment income	714,228	399,222	45,036	1,158,486
Benefits, claims, losses and settlement expenses	937,885	222,643	103,434	1,263,962
Amortization of deferred acquisition costs (1)	10,497	14,687	-	25,184
Other operating expenses (1)	98,509	420,461	88,821	607,791

	As of and for the year ended December 31, 2010
	Individual Markets Segment	Retirement Services Segment	Other Segment	Total
Premium income	676,395	5,509	123,718	805,622
Net investment income	730,439	399,456	44,849	1,174,744
Benefits, claims, losses and settlement expenses	1,218,791	221,943	99,673	1,540,407
Amortization of deferred acquisition costs (1)	20,448	7,057	-	27,505
Other operating expenses (1)	113,997	394,060	62,095	570,152

(1)	As adjusted; See Note 1

COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company Financial Statements for the Years Ended December 31, 2012 and 2011 and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of

COLI VUL-2 Series Account

and the Board of Directors of

Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the investment divisions which comprise COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company (the “Series Account”) as listed in Appendix A as of December 31, 2012, and the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights in Note 5 for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the mutual fund companies; where replies were not received from the mutual fund companies, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the investment divisions constituting the COLI VUL-2 Series Account of Great-West Life & Annuity Insurance Company as of December 31, 2012, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

March 29, 2013

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY

INSURANCE COMPANY

APPENDIX A

ALGER SMALL CAP GROWTH PORTFOLIO

AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND

AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND

AMERICAN CENTURY INVESTMENTS VP ULTRA FUND

AMERICAN CENTURY INVESTMENTS VP VALUE FUND

AMERICAN CENTURY INVESTMENTS VP VISTA FUND

AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND

AMERICAN FUNDS IS GROWTH FUND

AMERICAN FUNDS IS INTERNATIONAL FUND

AMERICAN FUNDS IS NEW WORLD FUND

COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND

DAVIS FINANCIAL PORTFOLIO

DAVIS VALUE PORTFOLIO

DREYFUS IP MIDCAP STOCK PORTFOLIO

DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO

DREYFUS STOCK INDEX FUND

DREYFUS VIF APPRECIATION PORTFOLIO

DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO

DWS DREMAN SMALL MID CAP VALUE VIP

DWS GLOBAL SMALL CAP GROWTH VIP

DWS HIGH INCOME VIP

DWS LARGE CAP VALUE VIP

DWS SMALL CAP INDEX VIP

FEDERATED HIGH INCOME BOND FUND II

FEDERATED KAUFMANN FUND II

FIDELITY VIP CONTRAFUND PORTFOLIO

FIDELITY VIP GROWTH PORTFOLIO

FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO

FIDELITY VIP MID CAP PORTFOLIO

GREAT-WEST AGGRESSIVE PROFILE I FUND

GREAT-WEST ARIEL MIDCAP VALUE FUND

GREAT-WEST ARIEL SMALL-CAP VALUE FUND

GREAT-WEST CONSERVATIVE PROFILE I FUND

GREAT-WEST INVESCO ADR FUND

GREAT-WEST JANUS LARGE CAP GROWTH FUND

GREAT-WEST LIFETIME 2015 FUND II CLASS T

GREAT-WEST LIFETIME 2025 FUND II CLASS T

GREAT-WEST LIFETIME 2045 FUND II CLASS T

GREAT-WEST LOOMIS SAYLES BOND FUND

GREAT-WEST LOOMIS SAYLES SMALL-CAP VALUE FUND

GREAT-WEST MFS INTERNATIONAL VALUE FUND

GREAT-WEST MODERATE PROFILE I FUND

GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND

GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND

GREAT-WEST MONEY MARKET FUND

GREAT-WEST SHORT DURATION BOND FUND

GREAT-WEST SMALL-CAP GROWTH FUND

COLI VUL-2 SERIES ACCOUNT OF GREAT-WEST LIFE & ANNUITY

INSURANCE COMPANY

APPENDIX A (Concluded)

GREAT-WEST T. ROWE PRICE EQUITY/INCOME FUND

GREAT-WEST T. ROWE PRICE MIDCAP GROWTH FUND

GREAT-WEST TEMPLETON GLOBAL BOND FUND

GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND

INVESCO V.I. CORE EQUITY FUND

INVESCO V.I. DIVERSIFIED DIVIDEND FUND

INVESCO V.I. GLOBAL HEALTH CARE FUND

INVESCO V.I. GLOBAL REAL ESTATE FUND

INVESCO V.I. INTERNATIONAL GROWTH FUND

INVESCO V.I. MID CAP CORE EQUITY FUND

INVESCO V.I. TECHNOLOGY FUND

JANUS ASPEN BALANCED PORTFOLIO

JANUS ASPEN FLEXIBLE BOND PORTFOLIO

JANUS ASPEN FORTY PORTFOLIO

JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO

JANUS ASPEN OVERSEAS PORTFOLIO

JANUS ASPEN WORLDWIDE PORTFOLIO

NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO

NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO

NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO

NEUBERGER BERMAN AMT MID CAP PORTFOLIO

NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO

NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO

PIMCO VIT HIGH YIELD PORTFOLIO

PIMCO VIT LOW DURATION PORTFOLIO

PIMCO VIT REAL RETURN PORTFOLIO

PIMCO VIT TOTAL RETURN PORTFOLIO

PUTNAM VT EQUITY INCOME FUND

PUTNAM VT GLOBAL HEALTH CARE FUND

PUTNAM VT HIGH YIELD FUND

PUTNAM VT INTERNATIONAL GROWTH FUND

ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO

ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO

VAN ECK VIP EMERGING MARKETS FUND

VAN ECK VIP GLOBAL HARD ASSETS FUND

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	ALGER SMALL CAP GROWTH PORTFOLIO	AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND	AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND	AMERICAN CENTURY INVESTMENTS VP ULTRA FUND	AMERICAN CENTURY INVESTMENTS VP VALUE FUND	AMERICAN CENTURY INVESTMENTS VP VISTA FUND

ASSETS:
Investments at fair value (1)	$135,441	$22,920	$493,083	$12,264	$578,047	$88,366
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable	811				1,709

Total assets	136,252	22,920	493,083	12,264	579,756	88,366

LIABILITIES:
Payable for investments purchased	811				1,709
Redemptions payable

Total liabilities	811				1,709

NET ASSETS	$135,441	$22,920	$493,083	$12,264	$578,047	$88,366

NET ASSETS REPRESENTED BY:
Accumulation units	$135,441	$22,920	$493,083	$12,264	$578,047	$88,366

ACCUMULATION UNITS OUTSTANDING	1,479	1,859	49,314	891	24,713	6,095

UNIT VALUE (ACCUMULATION)	$91.58	$12.33	$10.00	$13.76	$23.39	$14.50

(1) Cost of investments:	$150,119	$24,461	$416,367	$11,892	$498,298	$84,011
Shares of investments:	4,875	3,322	55,216	1,136	88,657	5,079

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND	AMERICAN FUNDS IS GROWTH FUND	AMERICAN FUNDS IS INTERNATIONAL FUND	AMERICAN FUNDS IS NEW WORLD FUND	COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND	DAVIS FINANCIAL PORTFOLIO

ASSETS:
Investments at fair value (1)	$87,834	$2,908,212	$1,625,873	$307,037	$222,984	$30,000
Investment income due and accrued
Receivable for investments sold	91,685			6,036		8,534
Purchase payments receivable

Total assets	179,519	2,908,212	1,625,873	313,073	222,984	38,534

LIABILITIES:
Payable for investments purchased
Redemptions payable	91,685			6,036		8,534

Total liabilities	91,685			6,036		8,534

NET ASSETS	$87,834	$2,908,212	$1,625,873	$307,037	$222,984	$30,000

NET ASSETS REPRESENTED BY:
Accumulation units	$87,834	$2,908,212	$1,625,873	$307,037	$222,984	$30,000

ACCUMULATION UNITS OUTSTANDING	9,254	251,492	174,148	18,212	13,393	2,567

UNIT VALUE (ACCUMULATION)	$9.49	$11.56	$9.34	$16.86	$16.65	$11.69

(1) Cost of investments:	$82,732	$2,494,713	$1,582,038	$300,489	$215,936	$28,103
Shares of investments:	4,423	48,109	92,274	13,496	14,470	2,597

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	DAVIS VALUE PORTFOLIO	DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO	DREYFUS STOCK INDEX FUND	DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO	DWS DREMAN SMALL MID CAP VALUE VIP

ASSETS:
Investments at fair value (1)	$272,128	$42,075	$3,845,179	$634,673	$39,050	$1,463,165
Investment income due and accrued			25,149	3,701
Receivable for investments sold		9,676	121,401
Purchase payments receivable

Total assets	272,128	51,751	3,991,729	638,374	39,050	1,463,165

LIABILITIES:
Payable for investments purchased
Redemptions payable		9,676	121,401

Total liabilities		9,676	121,401

NET ASSETS	$272,128	$42,075	$3,870,328	$638,374	$39,050	$1,463,165

NET ASSETS REPRESENTED BY:
Accumulation units	$272,128	$42,075	$3,870,328	$638,374	$39,050	$1,463,165

ACCUMULATION UNITS OUTSTANDING	21,275	2,368	321,895	10,006	2,286	99,969

UNIT VALUE (ACCUMULATION)	$12.79	$17.77	$12.02	$63.80	$17.08	$14.64

(1) Cost of investments:	$282,726	$39,314	$3,572,535	$555,449	$33,064	$1,302,138
Shares of investments:	24,897	3,040	120,690	15,683	2,316	114,489

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	DWS GLOBAL SMALL CAP GROWTH VIP	DWS HIGH INCOME VIP	DWS LARGE CAP VALUE VIP	DWS SMALL CAP INDEX VIP	FEDERATED HIGH INCOME BOND FUND II	FEDERATED KAUFMANN FUND II

ASSETS:
Investments at fair value (1)	$71,015	$56,916	$172,332	$248,140	$46,082	$33,040
Investment income due and accrued
Receivable for investments sold	10,285		13,684
Purchase payments receivable				358

Total assets	81,300	56,916	186,016	248,498	46,082	33,040

LIABILITIES:
Payable for investments purchased				358
Redemptions payable	10,285		13,684

Total liabilities	10,285		13,684	358

NET ASSETS	$71,015	$56,916	$172,332	$248,140	$46,082	$33,040

NET ASSETS REPRESENTED BY:
Accumulation units	$71,015	$56,916	$172,332	$248,140	$46,082	$33,040

ACCUMULATION UNITS OUTSTANDING	4,564	3,934	16,941	19,442	1,982	2,801

UNIT VALUE (ACCUMULATION)	$15.56	$14.47	$10.17	$12.76	$23.25	$11.80

(1) Cost of investments:	$66,047	$55,520	$160,533	$233,045	$35,443	$31,935
Shares of investments:	5,154	8,213	13,842	18,299	6,427	2,194

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO	GREAT-WEST AGGRESSIVE PROFILE I FUND	GREAT-WEST ARIEL MIDCAP VALUE FUND

ASSETS:
Investments at fair value (1)	$3,391,773	$859,398	$612,727	$1,678,067	$401,763	$277,015
Investment income due and accrued						109
Receivable for investments sold	6,348			19,285	119,802
Purchase payments receivable

Total assets	3,398,121	859,398	612,727	1,697,352	521,565	277,124

LIABILITIES:
Payable for investments purchased
Redemptions payable	6,348			19,285	119,802

Total liabilities	6,348			19,285	119,802

NET ASSETS	$3,391,773	$859,398	$612,727	$1,678,067	$401,763	$277,124

NET ASSETS REPRESENTED BY:
Accumulation units	$3,391,773	$859,398	$612,727	$1,678,067	$401,763	$277,124

ACCUMULATION UNITS OUTSTANDING	185,804	80,741	31,442	58,222	26,353	10,292

UNIT VALUE (ACCUMULATION)	$18.25	$10.64	$19.49	$28.82	$15.25	$26.93

(1) Cost of investments:	$3,186,967	$793,523	$623,761	$1,725,768	$398,706	$261,978
Shares of investments:	130,453	20,639	47,907	55,973	43,015	223,399

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	GREAT-WEST ARIEL SMALL- CAP VALUE FUND	GREAT-WEST CONSERVATIVE PROFILE I FUND	GREAT-WEST INVESCO ADR FUND	GREAT-WEST JANUS LARGE CAP GROWTH FUND	GREAT-WEST LIFETIME 2015 FUND II CLASS T	GREAT-WEST LIFETIME 2025 FUND II CLASS T

ASSETS:
Investments at fair value (1)	$854,407	$441,050	$211,706	$83,190	$1,477	$74,611
Investment income due and accrued	256
Receivable for investments sold
Purchase payments receivable		738

Total assets	854,663	441,788	211,706	83,190	1,477	74,611

LIABILITIES:
Payable for investments purchased		738
Redemptions payable

Total liabilities		738

NET ASSETS	$854,663	$441,050	$211,706	$83,190	$1,477	$74,611

NET ASSETS REPRESENTED BY:
Accumulation units	$854,663	$441,050	$211,706	$83,190	$1,477	$74,611

ACCUMULATION UNITS OUTSTANDING	47,152	23,227	17,359	5,341	114	5,657

UNIT VALUE (ACCUMULATION)	$18.13	$18.99	$12.20	$15.58	$12.96	$13.19

(1) Cost of investments:	$729,416	$436,300	$218,593	$79,346	$1,462	$72,305
Shares of investments:	84,595	52,884	19,749	9,411	111	5,288

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2045 FUND II CLASS T	GREAT-WEST LOOMIS SAYLES BOND FUND	GREAT-WEST LOOMIS SAYLES SMALL-CAP VALUE FUND	GREAT-WEST MFS INTERNATIONAL VALUE FUND	GREAT-WEST MODERATE PROFILE I FUND	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND

ASSETS:
Investments at fair value (1)	$2,392	$3,995,085	$810,039	$765,081	$213,285	$185,810
Investment income due and accrued
Receivable for investments sold			4,494		417
Purchase payments receivable		4,531		2

Total assets	2,392	3,999,616	814,533	765,083	213,702	185,810

LIABILITIES:
Payable for investments purchased		4,531		2
Redemptions payable			4,494		417

Total liabilities		4,531	4,494	2	417

NET ASSETS	$2,392	$3,995,085	$810,039	$765,081	$213,285	$185,810

NET ASSETS REPRESENTED BY:
Accumulation units	$2,392	$3,995,085	$810,039	$765,081	$213,285	$185,810

ACCUMULATION UNITS OUTSTANDING	179	125,916	36,456	100,475	12,076	11,091

UNIT VALUE (ACCUMULATION)	$13.36	$31.73	$22.22	$7.61	$17.66	$16.75

(1) Cost of investments:	$2,276	$3,885,966	$645,434	$733,268	$223,112	$174,798
Shares of investments:	160	300,835	36,082	86,255	24,657	20,600

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND	GREAT-WEST MONEY MARKET FUND	GREAT-WEST SHORT DURATION BOND FUND	GREAT-WEST SMALL-CAP GROWTH FUND	GREAT-WEST T. ROWE PRICE EQUITY/INCOME FUND	GREAT-WEST T. ROWE PRICE MIDCAP GROWTH FUND

ASSETS:
Investments at fair value (1)	$224,617	$9,724,543	$6,590,882	$36,509	$827,603	$4,028,474
Investment income due and accrued
Receivable for investments sold
Purchase payments receivable		730,590				9,011

Total assets	224,617	10,455,133	6,590,882	36,509	827,603	4,037,485

LIABILITIES:
Payable for investments purchased		730,590				9,011
Redemptions payable

Total liabilities		730,590				9,011

NET ASSETS	$224,617	$9,724,543	$6,590,882	$36,509	$827,603	$4,028,474

NET ASSETS REPRESENTED BY:
Accumulation units	$224,617	$9,724,543	$6,590,882	$36,509	$827,603	$4,028,474

ACCUMULATION UNITS OUTSTANDING	12,429	747,331	502,124	4,259	50,235	200,721

UNIT VALUE (ACCUMULATION)	$18.07	$13.01	$13.13	$8.57	$16.47	$20.07

(1) Cost of investments:	$216,226	$9,724,543	$6,400,579	$35,124	$765,498	$4,244,279
Shares of investments:	26,302	9,724,543	630,103	1,806	50,680	229,412

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	GREAT-WEST TEMPLETON GLOBAL BOND FUND	GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND	INVESCO V.I. CORE EQUITY FUND	INVESCO V.I. DIVERSIFIED DIVIDEND FUND	INVESCO V.I. GLOBAL HEALTH CARE FUND	INVESCO V.I. GLOBAL REAL ESTATE FUND

ASSETS:
Investments at fair value (1)	$2,641,792	$4,030,492	$730,314	$3,056	$135,558	$477,951
Investment income due and accrued
Receivable for investments sold		1,348			2,694
Purchase payments receivable	199					144

Total assets	2,641,991	4,031,840	730,314	3,056	138,252	478,095

LIABILITIES:
Payable for investments purchased	199					144
Redemptions payable		1,348			2,694

Total liabilities	199	1,348			2,694	144

NET ASSETS	$2,641,792	$4,030,492	$730,314	$3,056	$135,558	$477,951

NET ASSETS REPRESENTED BY:
Accumulation units	$2,641,792	$4,030,492	$730,314	$3,056	$135,558	$477,951

ACCUMULATION UNITS OUTSTANDING	187,875	197,040	50,939	417	7,919	16,249

UNIT VALUE (ACCUMULATION)	$14.06	$20.46	$14.34	$7.33	$17.12	$29.41

(1) Cost of investments:	$2,635,133	$4,033,360	$639,065	$3,018	$123,487	$463,608
Shares of investments:	270,953	327,150	24,231	187	6,455	30,895

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	INVESCO V.I. INTERNATIONAL GROWTH FUND	INVESCO V.I. MID CAP CORE EQUITY FUND	INVESCO V.I. TECHNOLOGY FUND	JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO	JANUS ASPEN FORTY PORTFOLIO

ASSETS:
Investments at fair value (1)	$989,206	$240,483	$76,519	$772,863	$6,177,961	$1,408,352
Investment income due and accrued
Receivable for investments sold						140,843
Purchase payments receivable		960		222

Total assets	989,206	241,443	76,519	773,085	6,177,961	1,549,195

LIABILITIES:
Payable for investments purchased		960		222
Redemptions payable						140,843

Total liabilities		960		222		140,843

NET ASSETS	$989,206	$240,483	$76,519	$772,863	$6,177,961	$1,408,352

NET ASSETS REPRESENTED BY:
Accumulation units	$989,206	$240,483	$76,519	$772,863	$6,177,961	$1,408,352

ACCUMULATION UNITS OUTSTANDING	78,792	15,925	6,160	40,890	258,946	67,270

UNIT VALUE (ACCUMULATION)	$12.55	$15.10	$12.42	$18.90	$23.86	$20.94

(1) Cost of investments:	$923,374	$222,159	$75,507	$771,875	$5,834,738	$1,329,655
Shares of investments:	32,941	18,921	4,536	28,445	490,314	34,392

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO	JANUS ASPEN OVERSEAS PORTFOLIO	JANUS ASPEN WORLDWIDE PORTFOLIO	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO	NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO

ASSETS:
Investments at fair value (1)	$53,928	$2,647,922	$254,118	$1,723,408	$1,483,231	$1,236,537
Investment income due and accrued
Receivable for investments sold	5,577	15,188				2,871
Purchase payments receivable

Total assets	59,505	2,663,110	254,118	1,723,408	1,483,231	1,239,408

LIABILITIES:
Payable for investments purchased
Redemptions payable	5,577	15,188				2,871

Total liabilities	5,577	15,188				2,871

NET ASSETS	$53,928	$2,647,922	$254,118	$1,723,408	$1,483,231	$1,236,537

NET ASSETS REPRESENTED BY:
Accumulation units	$53,928	$2,647,922	$254,118	$1,723,408	$1,483,231	$1,236,537

ACCUMULATION UNITS OUTSTANDING	3,353	103,118	32,003	110,172	96,624	91,886

UNIT VALUE (ACCUMULATION)	$16.08	$25.68	$7.94	$15.64	$15.35	$13.46

(1) Cost of investments:	$48,008	$3,100,067	$230,540	$1,551,500	$1,121,227	$1,352,370
Shares of investments:	8,929	69,756	8,267	84,481	127,865	102,278

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	NEUBERGER BERMAN AMT MID CAP PORTFOLIO	NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION PORTFOLIO	PIMCO VIT REAL RETURN PORTFOLIO

ASSETS:
Investments at fair value (1)	$262,994	$37,190	$31,533	$452,773	$7,135,544	$1,180,392
Investment income due and accrued				2,128	8,377	263
Receivable for investments sold				5,074	133,995	1,419
Purchase payments receivable

Total assets	262,994	37,190	31,533	459,975	7,277,916	1,182,074

LIABILITIES:
Payable for investments purchased
Redemptions payable				5,074	133,995	1,419

Total liabilities				5,074	133,995	1,419

NET ASSETS	$262,994	$37,190	$31,533	$454,901	$7,143,921	$1,180,655

NET ASSETS REPRESENTED BY:
Accumulation units	$262,994	$37,190	$31,533	$454,901	$7,143,921	$1,180,655

ACCUMULATION UNITS OUTSTANDING	20,634	3,245	1,863	24,345	490,513	66,428

UNIT VALUE (ACCUMULATION)	$12.75	$11.46	$16.93	$18.69	$14.56	$17.77

(1) Cost of investments:	$229,161	$36,795	$29,997	$446,670	$7,068,006	$1,184,101
Shares of investments:	8,492	2,817	1,984	56,175	661,924	82,835

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	PIMCO VIT TOTAL RETURN PORTFOLIO	PUTNAM VT EQUITY INCOME FUND	PUTNAM VT HIGH YIELD FUND	PUTNAM VT INTERNATIONAL GROWTH FUND	ROYCE CAPITAL FUND - MICRO- CAP PORTFOLIO	ROYCE CAPITAL FUND - SMALL- CAP PORTFOLIO

ASSETS:
Investments at fair value (1)	$8,240,278	$169,469	$73,821	$23,396	$492,449	$882,348
Investment income due and accrued	10,141
Receivable for investments sold	3,681			3,759	13,934
Purchase payments receivable

Total assets	8,254,100	169,469	73,821	27,155	506,383	882,348

LIABILITIES:
Payable for investments purchased
Redemptions payable	3,681			3,759	13,934

Total liabilities	3,681			3,759	13,934

NET ASSETS	$8,250,419	$169,469	$73,821	$23,396	$492,449	$882,348

NET ASSETS REPRESENTED BY:
Accumulation units	$8,250,419	$169,469	$73,821	$23,396	$492,449	$882,348

ACCUMULATION UNITS OUTSTANDING	464,538	9,349	4,096	1,430	42,410	68,659

UNIT VALUE (ACCUMULATION)	$17.76	$18.13	$18.02	$16.36	$11.61	12.85

(1) Cost of investments:	$8,075,327	$149,278	$71,427	$21,854	$517,275	$853,350
Shares of investments:	713,444	10,706	10,412	1,413	45,303	80,875

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	VAN ECK VIP EMERGING MARKETS FUND	VAN ECK VIP GLOBAL HARD ASSETS FUND

ASSETS:
Investments at fair value (1)	$21,536	$173,444
Investment income due and accrued
Receivable for investments sold		7,245
Purchase payments receivable

Total assets	21,536	180,689

LIABILITIES:
Payable for investments purchased
Redemptions payable		7,245

Total liabilities		7,245

NET ASSETS	$21,536	$173,444

NET ASSETS REPRESENTED BY:
Accumulation units	$21,536	$173,444

NET ASSETS	$21,536	$173,444

ACCUMULATION UNITS OUTSTANDING	588	2,605

UNIT VALUE (ACCUMULATION)	$36.63	$66.58

(1) Cost of investments:	$19,286	$182,577
Shares of investments:	1,595	5,954

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	ALGER SMALL CAP GROWTH PORTFOLIO		AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND	AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND	AMERICAN CENTURY INVESTMENTS VP ULTRA FUND		AMERICAN CENTURY INVESTMENTS VP VALUE FUND	AMERICAN CENTURY INVESTMENTS VP VISTA FUND
						(1)

INVESTMENT INCOME:
Dividends	$		$503	$3,907	$		$9,765	$

EXPENSES:
Mortality and expense risk		255	46	879		91	923		259

NET INVESTMENT INCOME (LOSS)		(255)	457	3,028		(91)	8,842		(259)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		1,017	(1,266)	(8,426)		2,491	593		2,906
Realized gain distributions		25,141

Net realized gain (loss)		26,158	(1,266)	(8,426)		2,491	593		2,906

Change in net unrealized appreciation (depreciation) on investments		(13,317)	4,120	99,456		372	56,676		9,449

Net realized and unrealized gain on investments		12,841	2,854	91,030		2,863	57,269		12,355

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$12,586	$3,311	$94,058		$2,772	$66,111		$12,096

(1) For the period January 13, 2012 to December 31, 2012.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND	AMERICAN FUNDS IS GROWTH FUND	AMERICAN FUNDS IS INTERNATIONAL FUND	AMERICAN FUNDS IS NEW WORLD FUND	COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND	DAVIS FINANCIAL PORTFOLIO

INVESTMENT INCOME:
Dividends	$1,159	$21,615	$12,251	$624	$659	$755

EXPENSES:
Mortality and expense risk	177	5,227	536	84	287	71

NET INVESTMENT INCOME	982	16,388	11,715	540	372	684

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(3,686)	29,415	8,846	(1,585)	1,379	(213)
Realized gain distributions					6,826	240

Net realized gain (loss)	(3,686)	29,415	8,846	(1,585)	8,205	27

Change in net unrealized appreciation on investments	21,295	342,708	51,681	11,630	6,655	4,705

Net realized and unrealized gain on investments	17,609	372,123	60,527	10,045	14,860	4,732

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,591	$388,511	$72,242	$10,585	$15,232	$5,416

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	DAVIS VALUE PORTFOLIO	DREYFUS IP MIDCAP STOCK PORTFOLIO	DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO		DREYFUS STOCK INDEX FUND	DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO
		(1)

INVESTMENT INCOME:
Dividends	$4,459	$360	$		$84,987	$22,774	$427

EXPENSES:
Mortality and expense risk	595	78		108	9,857	1,154	210

NET INVESTMENT INCOME (LOSS)	3,864	282		(108)	75,130	21,620	217

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on sale of fund shares	4,065	26,720		9,130	534,975	3,083	20,247
Realized gain distributions	16,349				240,723

Net realized gain	20,414	26,720		9,130	775,698	3,083	20,247

Change in net unrealized appreciation (depreciation) on investments	5,220	(23,625)		1,087	(183,131)	34,779	1,015

Net realized and unrealized gain on investments	25,634	3,095		10,217	592,567	37,862	21,262

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$29,498	$3,377		$10,109	$667,697	$59,482	$21,479

(1) For the period January 1, 2012 to May 23, 2012.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	DWS DREMAN SMALL MID CAP VALUE VIP	DWS GLOBAL SMALL CAP GROWTH VIP	DWS HIGH INCOME VIP		DWS LARGE CAP VALUE VIP	DWS SMALL CAP INDEX VIP	FEDERATED HIGH INCOME BOND FUND II

INVESTMENT INCOME:
Dividends	$15,151	$520	$		$3,213	$819	$3,223

EXPENSES:
Mortality and expense risk	2,524	173		2	390	347	81

NET INVESTMENT INCOME (LOSS)	12,627	347		(2)	2,823	472	3,142

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	74,017	(5,380)		24	4,329	14,739	237
Realized gain distributions		4,059				22

Net realized gain (loss)	74,017	(1,321)		24	4,329	14,761	237

Change in net unrealized appreciation on investments	72,643	15,798		1,558	13,527	18,161	2,501

Net realized and unrealized gain on investments	146,660	14,477		1,582	17,856	32,922	2,738

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$159,287	$14,824		$1,580	$20,679	$33,394	$5,880

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	FEDERATED KAUFMANN FUND II		FIDELITY VIP CONTRAFUND PORTFOLIO	FIDELITY VIP GROWTH PORTFOLIO	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO	FIDELITY VIP MID CAP PORTFOLIO	GREAT-WEST AGGRESSIVE PROFILE I FUND

INVESTMENT INCOME:
Dividends	$		$24,426	$2,923	$13,014	$6,526	$4,665

EXPENSES:
Mortality and expense risk		65	3,826	1,894	1,036	5,300	1,838

NET INVESTMENT INCOME (LOSS)		(65)	20,600	1,029	11,978	1,226	2,827

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on sale of fund shares		3,355	235,753	173,560	5,336	683,628	78,842
Realized gain distributions					16,295	135,491	3,244

Net realized gain		3,355	235,753	173,560	21,631	819,119	82,086

Change in net unrealized appreciation (depreciation) on investments		2,368	(1,490)	(29,902)	(4,775)	(474,880)	41,930

Net realized and unrealized gain on investments		5,723	234,263	143,658	16,856	344,239	124,016

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$5,658	$254,863	$144,687	$28,834	$345,465	$126,843

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	GREAT-WEST ARIEL MIDCAP VALUE FUND	GREAT-WEST ARIEL SMALL -CAP VALUE FUND	GREAT-WEST CONSERVATIVE PROFILE I FUND	GREAT-WEST INVESCO ADR FUND	GREAT-WEST JANUS LARGE CAP GROWTH FUND	GREAT-WEST LIFETIME 2015 FUND II CLASS T

INVESTMENT INCOME:
Dividends	$3,273	$4,516	$11,815	$22,877	$370	$592

EXPENSES:
Mortality and expense risk	534	1,496	1,155	561	308	159

NET INVESTMENT INCOME	2,739	3,020	10,660	22,316	62	433

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	32,630	7,936	(29,941)	(32,372)	2,238	7,561
Realized gain distributions	23,176		5,527			657

Net realized gain (loss)	55,806	7,936	(24,414)	(32,372)	2,238	8,218

Change in net unrealized appreciation (depreciation) on investments	(5,065)	133,205	56,470	60,501	19,291	(1,370)

Net realized and unrealized gain on investments	50,741	141,141	32,056	28,129	21,529	6,848

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,480	$144,161	$42,716	$50,445	$21,591	$7,281

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2025 FUND II CLASS T	GREAT-WEST LIFETIME 2045 FUND II CLASS T	GREAT-WEST LOOMIS SAYLES BOND FUND	GREAT-WEST LOOMIS SAYLES SMALL-CAP VALUE FUND	GREAT-WEST MFS INTERNATIONAL VALUE FUND	GREAT-WEST MODERATE PROFILE I FUND

INVESTMENT INCOME:
Dividends	$1,785	$37	$180,033	$6,198	$6,160	$7,014

EXPENSES:
Mortality and expense risk	306	7	6,345	1,496	474	1,345

NET INVESTMENT INCOME	1,479	30	173,688	4,702	5,686	5,669

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	3,908	(73)	284,525	26,879	7,545	(23,806)
Realized gain distributions	1,865	37	21,848	18,801		10,975

Net realized gain (loss)	5,773	(36)	306,373	45,680	7,545	(12,831)

Change in net unrealized appreciation (depreciation) on investments	4,380	363	(42,566)	72,566	34,884	61,270

Net realized and unrealized gain on investments	10,153	327	263,807	118,246	42,429	48,439

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,632	$357	$437,495	$122,948	$48,115	$54,108

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND	GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND	GREAT-WEST MONEY MARKET FUND		GREAT-WEST SHORT DURATION BOND FUND	GREAT-WEST SMALL-CAP GROWTH FUND		GREAT-WEST T. ROWE PRICE EQUITY/INCOME FUND

INVESTMENT INCOME:
Dividends	$4,390	$9,972	$		$145,215	$		$16,559

EXPENSES:
Mortality and expense risk	1,337	1,690		23,042	12,434		154	1,397

NET INVESTMENT INCOME (LOSS)	3,053	8,282		(23,042)	132,781		(154)	15,162

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(10,009)	(29,013)			9,689		12,508	56,114
Realized gain distributions	1,974	2,520			54,277		1,818

Net realized gain (loss)	(8,035)	(26,493)			63,966		14,326	56,114

Change in net unrealized appreciation on investments	68,369	84,568			77,783		(4,698)	48,893

Net realized and unrealized gain on investments	60,334	58,075			141,749		9,628	105,007

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$63,387	$66,357		$(23,042)	$274,530		$9,474	$120,169

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS
	GREAT-WEST T. ROWE PRICE MIDCAP GROWTH FUND	GREAT-WEST TEMPLETON GLOBAL BOND FUND	GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND	INVESCO V.I. CORE EQUITY FUND	INVESCO V.I. DIVERSIFIED DIVIDEND FUND	INVESCO V.I. GLOBAL HEALTH CARE FUND

INVESTMENT INCOME:
Dividends	$24,428	$18,143	$114,011	$7,388	$60	$

EXPENSES:
Mortality and expense risk	6,793	530	6,766	1,345	11		239

NET INVESTMENT INCOME (LOSS)	17,635	17,613	107,245	6,043	49		(239)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(7,380)	4,056	45,427	9,282	1,251		31,728
Realized gain distributions	151,910	3,774	38,262

Net realized gain	144,530	7,830	83,689	9,282	1,251		31,728

Change in net unrealized appreciation (depreciation) on investments	223,993	14,791	(82,193)	77,063	48		(4,773)

Net realized and unrealized gain on investments	368,523	22,621	1,496	86,345	1,299		26,955

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$386,158	$40,234	$108,741	$92,388	$1,348		$26,716

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	INVESCO V.I. GLOBAL REAL ESTATE FUND	INVESCO V.I. INTERNATIONAL GROWTH FUND	INVESCO V.I. MID CAP CORE EQUITY FUND	INVESCO V.I. TECHNOLOGY FUND		JANUS ASPEN BALANCED PORTFOLIO	JANUS ASPEN FLEXIBLE BOND PORTFOLIO

INVESTMENT INCOME:
Dividends	$433	$9,787	$109	$		$16,783	$225,299

EXPENSES:
Mortality and expense risk	115	2,619	366		136	940	12,380

NET INVESTMENT INCOME (LOSS)	318	7,168	(257)		(136)	15,843	212,919

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(927)	89,286	7,617		10,130	(15,551)	18,997
Realized gain distributions			1,411			37,813	88,318

Net realized gain (loss)	(927)	89,286	9,028		10,130	22,262	107,315

Change in net unrealized appreciation on investments	19,250	46,083	12,179		(2,847)	21,998	132,302

Net realized and unrealized gain on investments	18,323	135,369	21,207		7,283	44,260	239,617

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,641	$142,537	$20,950		$7,147	$60,103	$452,536

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	JANUS ASPEN FORTY PORTFOLIO	JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO		JANUS ASPEN OVERSEAS PORTFOLIO	JANUS ASPEN WORLDWIDE PORTFOLIO	NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO	NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO

INVESTMENT INCOME:
Dividends	$13,439	$		$18,744	$1,864	$4,755	$5,967

EXPENSES:
Mortality and expense risk	3,273		178	5,304	522	3,104	2,555

NET INVESTMENT INCOME (LOSS)	10,166		(178)	13,440	1,342	1,651	3,412

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	313,362		7,200	(148,515)	21,043	9,962	12,902
Realized gain distributions				289,034		13,615

Net realized gain	313,362		7,200	140,519	21,043	23,577	12,902

Change in net unrealized appreciation (depreciation) on investments	(10,001)		4,722	159,885	46,569	171,440	195,671

Net realized and unrealized gain on investments	303,361		11,922	300,404	67,612	195,017	208,573

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$313,527		$11,744	$313,844	$68,954	$196,668	$211,985

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO	NEUBERGER BERMAN AMT MID CAP PORTFOLIO		NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO		NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO	PIMCO VIT HIGH YIELD PORTFOLIO	PIMCO VIT LOW DURATION PORTFOLIO

INVESTMENT INCOME:
Dividends	$5,118	$		$		$68	$15,888	$76,698

EXPENSES:
Mortality and expense risk	1,591		579		92	63	480	7,643

NET INVESTMENT INCOME (LOSS)	3,527		(579)		(92)	5	15,408	69,055

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	(1,540)		31,174		2,670	2,427	5,273	95,892
Realized gain distributions	220,353

Net realized gain	218,813		31,174		2,670	2,427	5,273	95,892

Change in net unrealized appreciation (depreciation) on investments	(100,974)		1,575		3,462	2,563	10,530	33,608

Net realized and unrealized gain on investments	117,839		32,749		6,132	4,990	15,803	129,500

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$121,366		$32,170		$6,040	$4,995	$31,211	$198,555

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	PIMCO VIT REAL RETURN PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO	PUTNAM VT EQUITY INCOME FUND	PUTNAM VT GLOBAL HEALTH CARE FUND		PUTNAM VT HIGH YIELD FUND	PUTNAM VT INTERNATIONAL GROWTH FUND
					(1)

INVESTMENT INCOME:
Dividends	$19,830	$132,756	$3,774	$		$4,047	$426

EXPENSES:
Mortality and expense risk	3,817	9,903	338		4	151	47

NET INVESTMENT INCOME (LOSS)	16,013	122,853	3,436		(4)	3,896	379

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares	185,110	152,784	3,158		2,780	1,364	(466)
Realized gain distributions	59,974	107,117

Net realized gain (loss)	245,084	259,901	3,158		2,780	1,364	(466)

Change in net unrealized appreciation (depreciation) on investments	(114,221)	74,367	18,789		(1,426)	2,536	5,348

Net realized and unrealized gain on investments	130,863	334,268	21,947		1,354	3,900	4,882

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$146,876	$457,121	$25,383		$1,350	$7,796	$5,261

(1) For the period January 1, 2012 to October 12, 2012.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

	INVESTMENT DIVISIONS

	ROYCE CAPITAL FUND - MICRO- CAP PORTFOLIO		ROYCE CAPITAL FUND - SMALL- CAP PORTFOLIO	VAN ECK VIP EMERGING MARKETS FUND		VAN ECK VIP GLOBAL HARD ASSETS FUND
INVESTMENT INCOME:
Dividends	$		$71	$		$1,161

EXPENSES:
Mortality and expense risk		1,138	1,791		54	447

NET INVESTMENT INCOME (LOSS)		(1,138)	(1,720)		(54)	714

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sale of fund shares		28,431	270,094		26	(51,791)
Realized gain distributions		10,285	6,344			19,917

Net realized gain (loss)		38,716	276,438		26	(31,874)

Change in net unrealized appreciation (depreciation) on investments		9,881	(174,157)		4,334	49,352

Net realized and unrealized gain on investments		48,597	102,281		4,360	17,478

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$47,459	$100,561		$4,306	$18,192

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	ALGER SMALL CAP GROWTH PORTFOLIO		AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND		AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(255)	$(152)	$457	$335	$3,028	$4,631
Net realized gain (loss)	26,158	150	(1,266)	(1,866)	(8,426)	1,540
Change in net unrealized appreciation (depreciation) on investments	(13,317)	(2,370)	4,120	2,295	99,456	(60,577)

Increase (decrease) in net assets resulting from operations	12,586	(2,372)	3,311	764	94,058	(54,406)

CONTRACT TRANSACTIONS:
Purchase payments received	1,528	4,931	2	379
Transfers for contract benefits and terminations	(1,658)	(577)	(4,312)	(4,719)	(5,321)	(4,502)
Net transfers	80,406	32,491			(26,829)	68,389
Contract maintenance charges	(59)	(28)	(26)	(26)	(378)	(356)
Other, net			172

Increase (decrease) in net assets resulting from contract transactions	80,217	36,817	(4,164)	(4,366)	(32,528)	63,531

Total increase (decrease) in net assets	92,803	34,445	(853)	(3,602)	61,530	9,125

NET ASSETS:
Beginning of period	42,638	8,193	23,773	27,375	431,553	422,428

End of period	$135,441	$42,638	$22,920	$23,773	$493,083	$431,553

CHANGES IN UNITS OUTSTANDING:
Units issued	11,501	2,469	1,996	34	59,443	6,090
Units redeemed	(12,718)	(272)	(2,299)	(432)	(44,929)	(1,178)

Net increase (decrease)	(1,217)	2,197	(303)	(398)	14,514	4,912

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	AMERICAN CENTURY INVESTMENTS VP ULTRA FUND	AMERICAN CENTURY INVESTMENTS VP VALUE FUND		AMERICAN CENTURY INVESTMENTS VP VISTA FUND
	2012	2012	2011	2012	2011
	(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(91)	$8,842	$7,839	$(259)	$(1,095)
Net realized gain (loss)	2,491	593	(2,197)	2,906	(1,558)
Change in net unrealized appreciation (depreciation) on investments	372	56,676	(1,667)	9,449	60,809

Increase in net assets resulting from operations	2,772	66,111	3,975	12,096	58,156

CONTRACT TRANSACTIONS:
Purchase payments received	8,883	37,238	13,595	12,439	24,524
Transfers for contract benefits and terminations	(1,477)	(7,546)	(5,181)	(3,132)	(49,293)
Net transfers	2,114	30,706	(15,569)	(15,434)	(927,026)
Contract maintenance charges	(28)	(352)	(335)	(72)	(292)
Other, net

Increase (decrease) in net assets resulting from contract transactions	9,492	60,046	(7,490)	(6,199)	(952,087)

Total increase (decrease) in net assets	12,264	126,157	(3,515)	5,897	(893,931)

NET ASSETS:
Beginning of period	0	451,890	455,405	82,469	976,400

End of period	$12,264	$578,047	$451,890	$88,366	$82,469

CHANGES IN UNITS OUTSTANDING:
Units issued	7,248	30,242	2,416	7,443	5,773
Units redeemed	(6,357)	(42,369)	(3,190)	(8,102)	(71,819)

Net increase (decrease)	891	(12,127)	(774)	(659)	(66,046)

(1)	For the period January 13, 2012 to December 31, 2012.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND		AMERICAN FUNDS IS GROWTH FUND		AMERICAN FUNDS IS INTERNATIONAL FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$982	$719	$16,388	$5,654	$11,715	$2,264
Net realized gain (loss)	(3,686)	4,420	29,415	245,411	8,846	13,218
Change in net unrealized appreciation (depreciation) on investments	21,295	(21,610)	342,708	(228,367)	51,681	(41,793)

Increase (decrease) in net assets resulting from operations	18,591	(16,471)	388,511	22,698	72,242	(26,311)

CONTRACT TRANSACTIONS:
Purchase payments received	11,630	14,338	54,208	30,536	828,456	29,109
Transfers for contract benefits and terminations	(1,429)	(1,255)	(50,951)	(28,289)	(28,699)	(5,653)
Net transfers	(7,687)	41,477	771,005	755,348	607,903	(32,522)
Contract maintenance charges	(49)	(55)	(1,132)	(651)	(332)	(200)
Other, net

Increase (decrease) in net assets resulting from contract transactions	2,465	54,505	773,130	756,944	1,407,328	(9,266)

Total increase (decrease) in net assets	21,056	38,034	1,161,641	779,642	1,479,570	(35,577)

NET ASSETS:
Beginning of period	66,778	28,744	1,746,571	966,929	146,303	181,880

End of period	$87,834	$66,778	$2,908,212	$1,746,571	$1,625,873	$146,303

CHANGES IN UNITS OUTSTANDING:
Units issued	25,393	9,436	367,172	133,279	227,375	7,325
Units redeemed	(23,953)	(4,547)	(240,433)	(82,011)	(71,193)	(9,332)

Net increase (decrease)	1,440	4,889	126,739	51,268	156,182	(2,007)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	AMERICAN FUNDS IS NEW WORLD FUND		COLUMBIA VARIABLE PORTFOLIO- SMALL CAP VALUE FUND		DAVIS FINANCIAL PORTFOLIO
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$540	$540	$372	$243	$684	$436
Net realized gain (loss)	(1,585)	19,518	8,205	(2,533)	27	1,560
Change in net unrealized appreciation (depreciation) on investments	11,630	(29,685)	6,655	(2,751)	4,705	(6,836)

Increase (decrease) in net assets resulting from operations	10,585	(9,627)	15,232	(5,041)	5,416	(4,840)

CONTRACT TRANSACTIONS:
Purchase payments received	254,252	1,200	537	9,206	4,430	857
Transfers for contract benefits and terminations	(8,988)	(96,531)	(2,076)	(1,338)	(4,826)	(32,540)
Net transfers	9,906	(69,992)	203,059	(19,236)	(19,084)	11,472
Contract maintenance charges	(61)	(96)	(63)	(40)	(40)	(56)
Other, net

Increase (decrease) in net assets resulting from contract transactions	255,109	(165,419)	201,457	(11,408)	(19,520)	(20,267)

Total increase (decrease) in net assets	265,694	(175,046)	216,689	(16,449)	(14,104)	(25,107)

NET ASSETS:
Beginning of period	41,343	216,389	6,295	22,744	44,104	69,211

End of period	$307,037	$41,343	$222,984	$6,295	$30,000	$44,104

CHANGES IN UNITS OUTSTANDING:
Units issued	20,825	6,836	31,203	1,445	5,458	7,331
Units redeemed	(5,522)	(17,028)	(18,235)	(2,460)	(7,451)	(9,396)

Net increase (decrease)	15,303	(10,192)	12,968	(1,015)	(1,993)	(2,065)

The accompanying notes are an integral part of these financial statements.

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	DAVIS VALUE PORTFOLIO		DREYFUS IP MIDCAP STOCK PORTFOLIO		DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO
	2012	2011	2012	2011	2012	2011
			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$3,864	$621	$282	$197	$(108)	$(483)
Net realized gain	20,414	27,162	26,720	1,278	9,130	104,144
Change in net unrealized appreciation (depreciation) on investments	5,220	(54,706)	(23,625)	(1,927)	1,087	(88,007)

Increase (decrease) in net assets resulting from operations	29,498	(26,923)	3,377	(452)	10,109	15,654

CONTRACT TRANSACTIONS:
Purchase payments received	10,174	29,560	1		1
Transfers for contract benefits and terminations	(7,696)	(98,303)	(1,031)	(2,312)	(7,491)	(56,399)
Net transfers	69,527	47,841	(75,602)	23,006	(49,676)	(303,032)
Contract maintenance charges	(182)	(318)	(34)	(77)	(59)	(106)
Other, net

Increase (decrease) in net assets resulting from contract transactions	71,823	(21,220)	(76,666)	20,617	(57,225)	(359,537)

Total increase (decrease) in net assets	101,321	(48,143)	(73,289)	20,165	(47,116)	(343,883)

NET ASSETS:
Beginning of period	170,807	218,950	73,289	53,124	89,191	433,074

End of period	$272,128	$170,807	$0	$73,289	$42,075	$89,191

CHANGES IN UNITS OUTSTANDING:
Units issued	31,238	7,614	186	1,835	3,481	8,155
Units redeemed	(25,432)	(11,113)	(6,183)	(191)	(7,014)	(28,835)

Net increase (decrease)	5,806	(3,499)	(5,997)	1,644	(3,533)	(20,680)

(1)	For the period January 1, 2012 to May 23, 2012.

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	DREYFUS STOCK INDEX FUND		DREYFUS VIF APPRECIATION PORTFOLIO		DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$75,130	$69,690	$21,620	$8,384	$217	$1,897
Net realized gain (loss)	775,698	(199,896)	3,083	5,119	20,247	1,779
Change in net unrealized appreciation on investments	(183,131)	277,575	34,779	36,237	1,015	(19,523)

Increase (decrease) in net assets resulting from operations	667,697	147,369	59,482	49,740	21,479	(15,847)

CONTRACT TRANSACTIONS:
Purchase payments received	204,464	166,923	1		1,367	2,397
Transfers for contract benefits and terminations	(728,803)	(260,855)	(6,767)	(6,075)	(3,110)	(3,335)
Net transfers	(563,962)	(1,015,173)	510	(37,337)	(68,640)	24,429
Contract maintenance charges	(4,113)	(4,395)	(452)	(451)	(92)	(115)
Other, net	155

Increase (decrease) in net assets resulting from contract transactions	(1,092,259)	(1,113,500)	(6,708)	(43,863)	(70,475)	23,376

Total increase (decrease) in net assets	(424,562)	(966,131)	52,774	5,877	(48,996)	7,529

NET ASSETS:
Beginning of period	4,294,890	5,261,021	585,600	579,723	88,046	80,517

End of period	$3,870,328	$4,294,890	$638,374	$585,600	$39,050	$88,046

CHANGES IN UNITS OUTSTANDING:
Units issued	487,877	91,732	10,040	1	5,973	2,317
Units redeemed	(535,664)	(181,438)	(41,936)	(3,206)	(11,516)	(582)

Net increase (decrease)	(47,787)	(89,706)	(31,896)	(3,205)	(5,543)	1,735

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	DWS DREMAN SMALL MID CAP VALUE VIP		DWS GLOBAL SMALL CAP GROWTH VIP		DWS HIGH INCOME VIP
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$12,627	$7,805	$347	$3,825	$(2)	$695
Net realized gain (loss)	74,017	137,644	(1,321)	75,292	24	817
Change in net unrealized appreciation (depreciation) on investments	72,643	(179,262)	15,798	(92,841)	1,558	(1,093)

Increase (decrease) in net assets resulting from operations	159,287	(33,813)	14,824	(13,724)	1,580	419

CONTRACT TRANSACTIONS:
Purchase payments received	36,587	17,252	(2)	5,879	29,850	630
Transfers for contract benefits and terminations	(35,681)	(31,445)	(8,513)	(122,737)	(1,901)	(3,758)
Net transfers	124,639	261,703	(151,034)	(167,306)	22,592	(45,211)
Contract maintenance charges	(587)	(492)	(79)	(224)	(12)	(45)
Other, net

Increase (decrease) in net assets resulting from contract transactions	124,958	247,018	(159,628)	(284,388)	50,529	(48,384)

Total increase (decrease) in net assets	284,245	213,205	(144,804)	(298,112)	52,109	(47,965)

NET ASSETS:
Beginning of period	1,178,920	965,715	215,819	513,931	4,807	52,772

End of period	$1,463,165	$1,178,920	$71,015	$215,819	$56,916	$4,807

CHANGES IN UNITS OUTSTANDING:
Units issued	127,573	79,472	6,316	24,139	4,075	87
Units redeemed	(136,750)	(54,068)	(18,114)	(42,898)	(540)	(4,224)

Net increase (decrease)	(9,177)	25,404	(11,798)	(18,759)	3,535	(4,137)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	DWS LARGE CAP VALUE VIP		DWS SMALL CAP INDEX VIP		FEDERATED HIGH INCOME BOND FUND II
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$2,823	$5,149	$472	$363	$3,142	$3,782
Net realized gain (loss)	4,329	60,859	14,761	(11,427)	237	2,241
Change in net unrealized appreciation (depreciation) on investments	13,527	(53,586)	18,161	(22,793)	2,501	(3,846)

Increase (decrease) in net assets resulting from operations	20,679	12,422	33,394	(33,857)	5,880	2,177

CONTRACT TRANSACTIONS:
Purchase payments received	16,485	16,485	31,835	2,514
Transfers for contract benefits and terminations	(16,726)	(173,101)	(10,649)	(35,577)	(581)	(502)
Net transfers	(294,899)	61,730	(6,824)	153,224		(6,209)
Contract maintenance charges	(149)	(207)	(151)	(179)	(77)	(75)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(295,289)	(95,093)	14,211	119,982	(658)	(6,786)

Total increase (decrease) in net assets	(274,610)	(82,671)	47,605	86,125	5,222	(4,609)

NET ASSETS:
Beginning of period	446,942	529,613	200,535	114,410	40,860	45,469

End of period	$172,332	$446,942	$248,140	$200,535	$46,082	$40,860

CHANGES IN UNITS OUTSTANDING:
Units issued	44,385	66,482	33,941	54,633	1,992	60
Units redeemed	(74,551)	(75,637)	(36,284)	(44,727)	(2,596)	(494)

Net increase (decrease)	(30,166)	(9,155)	(2,343)	9,906	(604)	(434)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	FEDERATED KAUFMANN FUND II		FIDELITY VIP CONTRAFUND PORTFOLIO		FIDELITY VIP GROWTH PORTFOLIO
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(65)	$310	$20,600	$7,145	$1,029	$(1,076)
Net realized gain	3,355	68	235,753	195,389	173,560	189,584
Change in net unrealized appreciation (depreciation) on investments	2,368	(6,207)	(1,490)	(298,259)	(29,902)	(173,657)

Increase (decrease) in net assets resulting from operations	5,658	(5,829)	254,863	(95,725)	144,687	14,851

CONTRACT TRANSACTIONS:
Purchase payments received	1		1,226,127	193,604		1
Transfers for contract benefits and terminations	(1,213)	(1,226)	(85,996)	(349,540)	(13,209)	(15,515)
Net transfers	(2,764)	(1,306)	265,039	(156,510)	(315,408)	94,715
Contract maintenance charges	(67)	(68)	(1,334)	(1,841)	(845)	(1,041)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(4,043)	(2,600)	1,403,836	(314,287)	(329,462)	78,160

Total increase (decrease) in net assets	1,615	(8,429)	1,658,699	(410,012)	(184,775)	93,011

NET ASSETS:
Beginning of period	31,425	39,854	1,733,074	2,143,086	1,044,173	951,162

End of period	$33,040	$31,425	$3,391,773	$1,733,074	$859,398	$1,044,173

CHANGES IN UNITS OUTSTANDING:
Units issued	5,687	780	293,303	52,152	116,177	40,056
Units redeemed	(6,025)	(1,084)	(220,654)	(69,044)	(123,958)	(31,944)

Net increase (decrease)	(338)	(304)	72,649	(16,892)	(7,781)	8,112

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO		FIDELITY VIP MID CAP PORTFOLIO		GREAT-WEST AGGRESSIVE PROFILE I FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$11,978	$17,083	$1,226	$(10,690)	$2,827	$5,718
Net realized gain	21,631	32,820	819,119	188,325	82,086	138,730
Change in net unrealized appreciation (depreciation) on investments	(4,775)	(8,242)	(474,880)	(603,216)	41,930	(189,630)

Increase (decrease) in net assets resulting from operations	28,834	41,661	345,465	(425,581)	126,843	(45,182)

CONTRACT TRANSACTIONS:
Purchase payments received	3	515	95,108	196,872	35,185	141,283
Transfers for contract benefits and terminations	(12,642)	(13,711)	(350,436)	(444,190)	(16,576)	(25,835)
Net transfers	(16,391)	(81,439)	(1,514,519)	(188,981)	(632,121)	(57,058)
Contract maintenance charges	(322)	(365)	(1,722)	(2,931)	(706)	(809)
Other, net	236

Increase (decrease) in net assets resulting from contract transactions	(29,116)	(95,000)	(1,771,569)	(439,230)	(614,218)	57,581

Total increase (decrease) in net assets	(282)	(53,339)	(1,426,104)	(864,811)	(487,375)	12,399

NET ASSETS:
Beginning of period	613,009	666,348	3,104,171	3,968,982	889,138	876,739

End of period	$612,727	$613,009	$1,678,067	$3,104,171	$401,763	$889,138

CHANGES IN UNITS OUTSTANDING:
Units issued	61,316	35,632	89,659	83,535	114,754	47,969
Units redeemed	(73,929)	(42,707)	(228,881)	(105,968)	(158,294)	(40,304)

Net increase (decrease)	(12,613)	(7,075)	(139,222)	(22,433)	(43,540)	7,665

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	GREAT-WEST ARIEL MIDCAP VALUE FUND		GREAT-WEST ARIEL SMALL-CAP VALUE FUND		GREAT-WEST CONSERVATIVE PROFILE I FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$2,739	$466	$3,020	$(2,376)	$10,660	$8,192
Net realized gain (loss)	55,806	75,923	7,936	193,549	(24,414)	8,945
Change in net unrealized appreciation (depreciation) on investments	(5,065)	(91,533)	133,205	(360,577)	56,470	(14,655)

Increase (decrease) in net assets resulting from operations	53,480	(15,144)	144,161	(169,404)	42,716	2,482

CONTRACT TRANSACTIONS:
Purchase payments received	2,749	3,000	1,100	2,389	41,533	63,728
Transfers for contract benefits and terminations	(4,671)	(4,397)	(10,565)	(20,139)	(13,800)	(14,802)
Net transfers	(23,745)	(14,524)	(9,068)	15,855	(103,847)	19,276
Contract maintenance charges	(470)	(469)	(928)	(963)	(530)	(529)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(26,137)	(16,390)	(19,461)	(2,858)	(76,644)	67,673

Total increase (decrease) in net assets	27,343	(31,534)	124,700	(172,262)	(33,928)	70,155

NET ASSETS:
Beginning of period	249,781	281,315	729,963	902,225	474,978	404,823

End of period	$277,124	$249,781	$854,663	$729,963	$441,050	$474,978

CHANGES IN UNITS OUTSTANDING:
Units issued	17,347	6,279	50,758	53,986	54,069	17,948
Units redeemed	(27,531)	(7,226)	(68,977)	(60,012)	(62,031)	(13,349)

Net increase (decrease)	(10,184)	(947)	(18,219)	(6,026)	(7,962)	4,599

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	GREAT-WEST INVESCO ADR FUND		GREAT-WEST JANUS LARGE CAP GROWTH FUND		GREAT-WEST LIFETIME 2015 FUND II CLASS T
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$22,316	$12,210	$62	$(189)	$433	$2,771
Net realized gain (loss)	(32,372)	14,309	2,238	12,001	8,218	2,180
Change in net unrealized appreciation (depreciation) on investments	60,501	(146,111)	19,291	(18,763)	(1,370)	(3,952)

Increase (decrease) in net assets resulting from operations	50,445	(119,592)	21,591	(6,951)	7,281	999

CONTRACT TRANSACTIONS:
Purchase payments received	18,996	22,235	22,433	23,257	442	17,789
Transfers for contract benefits and terminations	(7,988)	(19,047)	(5,135)	(3,307)	(810)	(2,241)
Net transfers	(354,352)	170,545	(23,442)	3,580	(78,342)	(16,598)
Contract maintenance charges	(270)	(629)	(138)	(91)	(52)	(65)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(343,614)	173,104	(6,282)	23,439	(78,762)	(1,115)

Total increase (decrease) in net assets	(293,169)	53,512	15,309	16,488	(71,481)	(116)

NET ASSETS:
Beginning of period	504,875	451,363	67,881	51,393	72,958	73,074

End of period	$211,706	$504,875	$83,190	$67,881	$1,477	$72,958

CHANGES IN UNITS OUTSTANDING:
Units issued	27,394	56,721	15,569	6,088	7,093	7,125
Units redeemed	(58,278)	(44,033)	(15,514)	(4,410)	(13,249)	(7,222)

Net increase (decrease)	(30,884)	12,688	55	1,678	(6,156)	(97)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	GREAT-WEST LIFETIME 2025 FUND II CLASS T		GREAT-WEST LIFETIME 2045 FUND II CLASS T		GREAT-WEST LOOMIS SAYLES BOND FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$1,479	$1,655	$30	$72	$173,688	$147,182
Net realized gain (loss)	5,773	676	(36)	629	306,373	132,602
Change in net unrealized appreciation (depreciation) on investments	4,380	(3,172)	363	(1,731)	(42,566)	(174,561)

Increase (decrease) in net assets resulting from operations	11,632	(841)	357	(1,030)	437,495	105,223

CONTRACT TRANSACTIONS:
Purchase payments received	18,567	15,170	729	3,852	114,828	146,803
Transfers for contract benefits and terminations	(3,854)	(2,101)	(129)	(572)	(54,500)	(83,494)
Net transfers	(659)	21,980	(939)	(13,967)	929,704	(192,376)
Contract maintenance charges	(126)	(55)	(3)	(18)	(3,326)	(2,582)
Other, net

Increase (decrease) in net assets resulting from contract transactions	13,928	34,994	(342)	(10,705)	986,706	(131,649)

Total increase (decrease) in net assets	25,560	34,153	15	(11,735)	1,424,201	(26,426)

NET ASSETS:
Beginning of period	49,051	14,898	2,377	14,112	2,570,884	2,597,310

End of period	$74,611	$49,051	$2,392	$2,377	$3,995,085	$2,570,884

CHANGES IN UNITS OUTSTANDING:
Units issued	19,906	3,156	255	315	267,659	24,026
Units redeemed	(18,493)	(183)	(284)	(1,284)	(278,582)	(33,909)

Net increase (decrease)	1,413	2,973	(29)	(969)	(10,923)	(9,883)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	GREAT-WEST LOOMIS SAYLES SMALL- CAP VALUE FUND		GREAT-WEST MFS INTERNATIONAL VALUE FUND		GREAT-WEST MODERATE PROFILE I FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$4,702	$(840)	$5,686	$2,442	$5,669	$7,426
Net realized gain (loss)	45,680	15,960	7,545	5,450	(12,831)	85,358
Change in net unrealized appreciation (depreciation) on investments	72,566	(62,641)	34,884	(3,987)	61,270	(102,498)

Increase (decrease) in net assets resulting from operations	122,948	(47,521)	48,115	3,905	54,108	(9,714)

CONTRACT TRANSACTIONS:
Purchase payments received	2,137	1,536	(1)	1,188	15,894	145,052
Transfers for contract benefits and terminations	(28,334)	(52,074)	(4,536)	(10,902)	(10,652)	(28,214)
Net transfers	(113,050)	85,096	564,616	135,430	(508,510)	(241,742)
Contract maintenance charges	(333)	(399)	(130)	(28)	(468)	(987)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(139,580)	34,159	559,949	125,688	(503,736)	(125,891)

Total increase (decrease) in net assets	(16,632)	(13,362)	608,064	129,593	(449,628)	(135,605)

NET ASSETS:
Beginning of period	826,671	840,033	157,017	27,424	662,913	798,518

End of period	$810,039	$826,671	$765,081	$157,017	$213,285	$662,913

CHANGES IN UNITS OUTSTANDING:
Units issued	37,837	36,215	148,518	44,092	86,840	41,200
Units redeemed	(62,889)	(35,009)	(72,517)	(23,823)	(121,002)	(43,110)

Net increase (decrease)	(25,052)	1,206	76,001	20,269	(34,162)	(1,910)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND		GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND		GREAT-WEST MONEY MARKET FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$3,053	$6,958	$8,282	$10,748	$(23,042)	$(27,262)
Net realized gain (loss)	(8,035)	60,130	(26,493)	25,769
Change in net unrealized appreciation (depreciation) on investments	68,369	(84,911)	84,568	(39,518)

Increase (decrease) in net assets resulting from operations	63,387	(17,823)	66,357	(3,001)	(23,042)	(27,262)

CONTRACT TRANSACTIONS:
Purchase payments received	20,318	126,850	20,312	80,807	2,036,837	1,735,710
Transfers for contract benefits and terminations	(11,382)	(25,181)	(12,926)	(22,110)	(396,731)	(655,579)
Net transfers	(557,932)	13,737	(643,238)	64,411	(1,168,963)	231,110
Contract maintenance charges	(565)	(718)	(602)	(643)	(10,566)	(9,663)
Other, net					468

Increase (decrease) in net assets resulting from contract transactions	(549,561)	114,688	(636,454)	122,465	461,045	1,301,578

Total increase (decrease) in net assets	(486,174)	96,865	(570,097)	119,464	438,003	1,274,316

NET ASSETS:
Beginning of period	671,984	575,119	794,714	675,250	9,286,540	8,012,224

End of period	$185,810	$671,984	$224,617	$794,714	$9,724,543	$9,286,540

CHANGES IN UNITS OUTSTANDING:
Units issued	42,824	45,989	54,623	57,179	1,297,616	489,147
Units redeemed	(81,260)	(33,395)	(99,102)	(42,954)	(1,343,008)	(374,097)

Net increase (decrease)	(38,436)	12,594	(44,479)	14,225	(45,392)	115,050

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	GREAT-WEST SHORT DURATION BOND FUND		GREAT-WEST SMALL-CAP GROWTH FUND		GREAT-WEST T. ROWE PRICE EQUITY/INCOME FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$132,781	$127,584	$(154)	$(990)	$15,162	$11,265
Net realized gain	63,966	8,281	14,326	268,359	56,114	66,961
Change in net unrealized appreciation on investments	77,783	(10,337)	(4,698)	(123,980)	48,893	(83,195)

Increase (decrease) in net assets resulting from operations	274,530	125,528	9,474	143,389	120,169	(4,969)

CONTRACT TRANSACTIONS:
Purchase payments received	215,952	215,952		1	28,331	17,969
Transfers for contract benefits and terminations	(151,783)	(130,451)	(761)	(5,570)	(14,466)	(20,120)
Net transfers	28,355	3,548,070	(34,228)	(1,331,227)	(15,573)	122,198
Contract maintenance charges	(1,851)	(1,393)	(138)	(398)	(595)	(746)
Other, net

Increase (decrease) in net assets resulting from contract transactions	90,673	3,632,178	(35,127)	(1,337,194)	(2,303)	119,301

Total increase (decrease) in net assets	365,203	3,757,706	(25,653)	(1,193,805)	117,866	114,332

NET ASSETS:
Beginning of period	6,225,679	2,467,973	62,162	1,255,967	709,737	595,405

End of period	$6,590,882	$6,225,679	$36,509	$62,162	$827,603	$709,737

CHANGES IN UNITS OUTSTANDING:
Units issued	595,455	309,594	16,209	2,123	95,383	43,052
Units redeemed	(596,218)	(11,417)	(17,371)	(105,316)	(106,198)	(30,837)

Net increase (decrease)	(763)	298,177	(1,162)	(103,193)	(10,815)	12,215

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	GREAT-WEST T. ROWE PRICE MIDCAP GROWTH FUND		GREAT-WEST TEMPLETON GLOBAL BOND FUND		GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$17,635	$25,242	$17,613	$8,030	$107,245	$104,061
Net realized gain	144,530	210,530	7,830	3,253	83,689	51,763
Change in net unrealized appreciation (depreciation) on investments	223,993	(474,378)	14,791	(14,561)	(82,193)	21,932

Increase (decrease) in net assets resulting from operations	386,158	(238,606)	40,234	(3,278)	108,741	177,756

CONTRACT TRANSACTIONS:
Purchase payments received	437,630	25,356	2,277,061	14,635	5,638	30,581
Transfers for contract benefits and terminations	(102,018)	(58,480)	(50,770)	(4,730)	(37,299)	(59,526)
Net transfers	1,039,018	2,252,342	202,427	36,775	520,602	(105,163)
Contract maintenance charges	(1,977)	(1,061)	(319)	(143)	(1,163)	(957)
Other, net					195

Increase (decrease) in net assets resulting from contract transactions	1,372,653	2,218,157	2,428,399	46,537	487,973	(135,065)

Total increase in net assets	1,758,811	1,979,551	2,468,633	43,259	596,714	42,691

NET ASSETS:
Beginning of period	2,269,663	290,112	173,159	129,900	3,433,778	3,391,087

End of period	$4,028,474	$2,269,663	$2,641,792	$173,159	$4,030,492	$3,433,778

CHANGES IN UNITS OUTSTANDING:
Units issued	323,319	140,294	204,512	5,718	273,046	49,362
Units redeemed	(269,004)	(11,159)	(30,752)	(1,935)	(320,008)	(55,463)

Net increase (decrease)	54,315	129,135	173,760	3,783	(46,962)	(6,101)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	INVESCO V.I. CORE EQUITY FUND		INVESCO V.I. DIVERSIFIED DIVIDEND FUND		INVESCO V.I. GLOBAL HEALTH CARE FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$6,043	$13,719	$49	$(4)	$(239)	$(498)
Net realized gain (loss)	9,282	35,256	1,251	87	31,728	(23,556)
Change in net unrealized appreciation (depreciation) on investments	77,063	(123,927)	48	(184)	(4,773)	30,994

Increase (decrease) in net assets resulting from operations	92,388	(74,952)	1,348	(101)	26,716	6,940

CONTRACT TRANSACTIONS:
Purchase payments received	2	300	1	2	1,101	1,201
Transfers for contract benefits and terminations	(11,102)	(20,749)	(370)	(206)	(8,817)	(51,731)
Net transfers	(4,060)	(892,557)	(4,341)	(220)	(43,668)	3,212
Contract maintenance charges	(615)	(823)	(21)	(14)	(182)	(199)
Other, net	136

Decrease in net assets resulting from contract transactions	(15,639)	(913,829)	(4,731)	(438)	(51,566)	(47,517)

Total increase (decrease) in net assets	76,749	(988,781)	(3,383)	(539)	(24,850)	(40,577)

NET ASSETS:
Beginning of period	653,565	1,642,346	6,439	6,978	160,408	200,985

End of period	$730,314	$653,565	$3,056	$6,439	$135,558	$160,408

CHANGES IN UNITS OUTSTANDING:
Units issued	59,751	98,521	10,903	252	12,532	9,554
Units redeemed	(60,553)	(176,397)	(11,698)	(323)	(17,191)	(12,605)

Net decrease	(802)	(77,876)	(795)	(71)	(4,659)	(3,051)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	INVESCO V.I. GLOBAL REAL ESTATE FUND		INVESCO V.I. INTERNATIONAL GROWTH FUND		INVESCO V.I. MID CAP CORE EQUITY FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$318	$2,322	$7,168	$9,753	$(257)	$(95)
Net realized gain (loss)	(927)	4,755	89,286	(13,523)	9,028	(6,745)
Change in net unrealized appreciation (depreciation) on investments	19,250	(13,535)	46,083	(48,574)	12,179	5,084

Increase (decrease) in net assets resulting from operations	18,641	(6,458)	142,537	(52,344)	20,950	(1,756)

CONTRACT TRANSACTIONS:
Purchase payments received	381,551	8,930	37,641	29,451	37,583	19,198
Transfers for contract benefits and terminations	(9,943)	(23,077)	(185,729)	(59,662)	(4,160)	(1,783)
Net transfers	29,701	(11,515)	269,429	(106,470)	2,413	156,952
Contract maintenance charges	(87)	(100)	(809)	(786)	(80)	(56)
Other, net

Increase (decrease) in net assets resulting from contract transactions	401,222	(25,762)	120,532	(137,467)	35,756	174,311

Total increase (decrease) in net assets	419,863	(32,220)	263,069	(189,811)	56,706	172,555

NET ASSETS:
Beginning of period	58,088	90,308	726,137	915,948	183,777	11,222

End of period	$477,951	$58,088	$989,206	$726,137	$240,483	$183,777

CHANGES IN UNITS OUTSTANDING:
Units issued	22,172	10,268	168,850	4,218	23,564	21,327
Units redeemed	(14,318)	(14,089)	(158,015)	(15,959)	(21,255)	(8,488)

Net increase (decrease)	7,854	(3,821)	10,835	(11,741)	2,309	12,839

The accompanying notes are an integral part of these financial statements.

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	INVESCO V.I. TECHNOLOGY FUND		JANUS ASPEN BALANCED PORTFOLIO		JANUS ASPEN FLEXIBLE BOND PORTFOLIO
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(136)	$(44)	$15,843	$9,750	$212,919	$381,893
Net realized gain	10,130	4,786	22,262	57,536	107,315	119,762
Change in net unrealized appreciation (depreciation) on investments	(2,847)	(8,481)	21,998	(62,005)	132,302	(170,726)

Increase (decrease) in net assets resulting from operations	7,147	(3,739)	60,103	5,281	452,536	330,929

CONTRACT TRANSACTIONS:
Purchase payments received	(1)	(2)	128,732	12,576	232,071	221,689
Transfers for contract benefits and terminations	(2,509)	(2,011)	(38,578)	(39,491)	(78,865)	(68,763)
Net transfers	8,476	10,770	272,760	(58,516)	12,242	(95,624)
Contract maintenance charges	(137)	(118)	(632)	(674)	(997)	(916)
Other, net					185

Increase (decrease) in net assets resulting from contract transactions	5,829	8,639	362,282	(86,105)	164,636	56,386

Total increase (decrease) in net assets	12,976	4,900	422,385	(80,824)	617,172	387,315

NET ASSETS:
Beginning of period	63,543	58,643	350,478	431,302	5,560,789	5,173,474

End of period	$76,519	$63,543	$772,863	$350,478	$6,177,961	$5,560,789

CHANGES IN UNITS OUTSTANDING:
Units issued	11,638	1,864	62,633	20,646	440,925	13,218
Units redeemed	(10,689)	(1,207)	(43,346)	(26,665)	(492,927)	(12,652)

Net increase (decrease)	949	657	19,287	(6,019)	(52,002)	566

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	JANUS ASPEN FORTY PORTFOLIO		JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO		JANUS ASPEN OVERSEAS PORTFOLIO
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$10,166	$(835)	$(178)	$(257)	$13,440	$7,161
Net realized gain	313,362	308,525	7,200	7,267	140,519	56,769
Change in net unrealized appreciation (depreciation) on investments	(10,001)	(394,936)	4,722	(14,033)	159,885	(1,457,679)

Increase (decrease) in net assets resulting from operations	313,527	(87,246)	11,744	(7,023)	313,844	(1,393,749)

CONTRACT TRANSACTIONS:
Purchase payments received	71,448	139,928		(1)	20,594	85,668
Transfers for contract benefits and terminations	(60,530)	(305,420)	(10,669)	(11,729)	(101,404)	(294,568)
Net transfers	(691,124)	(2,407,654)	(19,624)	20,640	(382,616)	(169,447)
Contract maintenance charges	(1,648)	(2,253)	(65)	(81)	(2,456)	(3,412)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(681,854)	(2,575,399)	(30,358)	8,829	(465,882)	(381,759)

Total increase (decrease) in net assets	(368,327)	(2,662,645)	(18,614)	1,806	(152,038)	(1,775,508)

NET ASSETS:
Beginning of period	1,776,679	4,439,324	72,542	70,736	2,799,960	4,575,468

End of period	$1,408,352	$1,776,679	$53,928	$72,542	$2,647,922	$2,799,960

CHANGES IN UNITS OUTSTANDING:
Units issued	141,799	37,105	5,071	4,809	146,325	61,067
Units redeemed	(193,186)	(201,828)	(7,350)	(5,253)	(303,561)	(88,729)

Net decrease	(51,387)	(164,723)	(2,279)	(444)	(157,236)	(27,662)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	JANUS ASPEN WORLDWIDE PORTFOLIO		NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO		NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,342	$1,606	$1,651	$3,474	$3,412	$(3,661)
Net realized gain	21,043	52,385	23,577	84,830	12,902	13,116
Change in net unrealized appreciation (depreciation) on investments	46,569	(106,288)	171,440	(105,586)	195,671	(185,691)

Increase (decrease) in net assets resulting from operations	68,954	(52,297)	196,668	(17,282)	211,985	(176,236)

CONTRACT TRANSACTIONS:
Purchase payments received		2	(1)	(1)	3	320
Transfers for contract benefits and terminations	(4,838)	(9,778)	(52,766)	(50,365)	(46,182)	(45,638)
Net transfers	(215,726)	(44,036)	(7,789)	(477,879)		12,481
Contract maintenance charges	(248)	(582)	(1,382)	(1,453)	(602)	(638)
Other, net					146

Decrease in net assets resulting from contract transactions	(220,812)	(54,394)	(61,938)	(529,698)	(46,635)	(33,475)

Total increase (decrease) in net assets	(151,858)	(106,691)	134,730	(546,980)	165,350	(209,711)

NET ASSETS:
Beginning of period	405,976	512,667	1,588,678	2,135,658	1,317,881	1,527,592

End of period	$254,118	$405,976	$1,723,408	$1,588,678	$1,483,231	$1,317,881

CHANGES IN UNITS OUTSTANDING:
Units issued	48,176	15,858	112,366	1,403	97,150	1,134
Units redeemed	(55,082)	(19,226)	(131,061)	(40,260)	(121,791)	(4,157)

Net decrease	(6,906)	(3,368)	(18,695)	(38,857)	(24,641)	(3,023)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO		NEUBERGER BERMAN AMT MID CAP PORTFOLIO		NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$3,527	$2,894	$(579)	$(787)	$(92)	$(567)
Net realized gain (loss)	218,813	(9,294)	31,174	26,996	2,670	33,706
Change in net unrealized appreciation (depreciation) on investments	(100,974)	(59,927)	1,575	(19,526)	3,462	(53,497)

Increase (decrease) in net assets resulting from operations	121,366	(66,327)	32,170	6,683	6,040	(20,358)

CONTRACT TRANSACTIONS:
Purchase payments received	387,980	5,295			(83)	17,011
Transfers for contract benefits and terminations	(34,696)	(71,844)	(4,056)	(4,383)	(1,078)	(106,334)
Net transfers	1,569	10,610	(57,697)	(14,947)	(12,477)	(44,509)
Contract maintenance charges	(409)	(500)	(469)	(479)	(62)	(303)
Other, net

Increase (decrease) in net assets resulting from contract transactions	354,444	(56,439)	(62,222)	(19,809)	(13,700)	(134,135)

Total increase (decrease) in net assets	475,810	(122,766)	(30,052)	(13,126)	(7,660)	(154,493)

NET ASSETS:
Beginning of period	760,727	883,493	293,046	306,172	44,850	199,343

End of period	$1,236,537	$760,727	$262,994	$293,046	$37,190	$44,850

CHANGES IN UNITS OUTSTANDING:
Units issued	95,435	7,162	25,284	5,309	23,554	7,424
Units redeemed	(81,188)	(13,648)	(23,681)	(6,206)	(25,019)	(22,194)

Net increase (decrease)	14,247	(6,486)	1,603	(897)	(1,465)	(14,770)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO		PIMCO VIT HIGH YIELD PORTFOLIO		PIMCO VIT LOW DURATION PORTFOLIO
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$5	$28	$15,408	$13,884	$69,055	$38,023
Net realized gain	2,427	6,602	5,273	11,227	95,892	26,768
Change in net unrealized appreciation (depreciation) on investments	2,563	(7,690)	10,530	(19,792)	33,608	(43,678)

Increase (decrease) in net assets resulting from operations	4,995	(1,060)	31,211	5,319	198,555	21,113

CONTRACT TRANSACTIONS:
Purchase payments received	1,651	1,921	20,635	24,031	1,803,573	304,948
Transfers for contract benefits and terminations	(812)	(2,812)	(11,301)	(26,231)	(657,196)	(343,874)
Net transfers	(3,600)	4,021	208,676	(8,411)	2,897,035	355,961
Contract maintenance charges	(45)	(46)	(265)	(164)	(3,371)	(2,106)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(2,806)	3,084	217,745	(10,775)	4,040,041	314,929

Total increase (decrease) in net assets	2,189	2,024	248,956	(5,456)	4,238,596	336,042

NET ASSETS:
Beginning of period	29,344	27,320	205,945	211,401	2,905,325	2,569,283

End of period	$31,533	$29,344	$454,901	$205,945	$7,143,921	$2,905,325

CHANGES IN UNITS OUTSTANDING:
Units issued	8,438	1,904	152,342	17,368	871,033	71,354
Units redeemed	(8,957)	(1,622)	(141,479)	(18,165)	(598,383)	(47,667)

Net increase (decrease)	(519)	282	10,863	(797)	272,650	23,687

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	PIMCO VIT REAL RETURN PORTFOLIO		PIMCO VIT TOTAL RETURN PORTFOLIO		PUTNAM VT EQUITY INCOME FUND
	2012	2011	2012	2011	2012	2011

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$16,013	$28,373	$122,853	$103,620	$3,436	$2,746
Net realized gain	245,084	110,956	259,901	113,246	3,158	5,957
Change in net unrealized appreciation (depreciation) on investments	(114,221)	28,315	74,367	(75,305)	18,789	(7,014)

Increase in net assets resulting from operations	146,876	167,644	457,121	141,561	25,383	1,689

CONTRACT TRANSACTIONS:
Purchase payments received	49,113	42,526	2,645,390	98,926	20,119	4,933
Transfers for contract benefits and terminations	(462,937)	(104,815)	(122,217)	(132,371)	(4,392)	(27,685)
Net transfers	(239,569)	124,539	845,083	219,256	29,993	(11,850)
Contract maintenance charges	(1,586)	(1,630)	(1,793)	(1,402)	(182)	(192)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(654,979)	60,620	3,366,463	184,409	45,538	(34,794)

Total increase (decrease) in net assets	(508,103)	228,264	3,823,584	325,970	70,921	(33,105)

NET ASSETS:
Beginning of period	1,688,758	1,460,494	4,426,835	4,100,865	98,548	131,653

End of period	$1,180,655	$1,688,758	$8,250,419	$4,426,835	$169,469	$98,548

CHANGES IN UNITS OUTSTANDING:
Units issued	124,190	46,272	609,144	55,176	17,109	4,992
Units redeemed	(171,401)	(41,116)	(434,247)	(43,184)	(14,309)	(7,353)

Net increase (decrease)	(47,211)	5,156	174,897	11,992	2,800	(2,361)

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	PUTNAM VT GLOBAL HEALTH CARE FUND		PUTNAM VT HIGH YIELD FUND		PUTNAM VT INTERNATIONAL GROWTH FUND
	2012	2011	2012	2011	2012	2011
	(1)			(2)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(4)	$594	$3,896	$(15)	$379	$426
Net realized gain (loss)	2,780	3,996	1,364	40	(466)	533
Change in net unrealized appreciation (depreciation) on investments	(1,426)	(4,932)	2,536	(142)	5,348	(5,042)

Increase (decrease) in net assets resulting from operations	1,350	(342)	7,796	(117)	5,261	(4,083)

CONTRACT TRANSACTIONS:
Purchase payments received		3,223	6,600	1	1,351	1,237
Transfers for contract benefits and terminations		(1,598)	(1,424)	(63)	(2,521)	(7,832)
Net transfers	(81,573)	(6,217)	55,974	5,122	(7,483)	16,759
Contract maintenance charges		(50)	(51)	(17)	(24)	(19)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(81,573)	(4,642)	61,099	5,043	(8,677)	10,145

Total increase (decrease) in net assets	(80,223)	(4,984)	68,895	4,926	(3,416)	6,062

NET ASSETS:
Beginning of period	80,223	85,207	4,926	0	26,812	20,750

End of period	$0	$80,223	$73,821	$4,926	$23,396	$26,812

CHANGES IN UNITS OUTSTANDING:
Units issued		1,273	13,674	1,262	1,928	2,073
Units redeemed	(8,221)	(1,671)	(9,899)	(941)	(2,498)	(1,346)

Net increase (decrease)	(8,221)	(398)	3,775	321	(570)	727

(1)	For the period January 1, 2012 to October 12, 2012.
(2)	For the period April 7, 2011 to December 31, 2011

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO		ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO		VAN ECK VIP EMERGING MARKETS FUND
	2012	2011	2012	2011	2012	2011
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(1,138)	$15,634	$(1,720)	$212	$(54)	$76
Net realized gain (loss)	38,716	132,927	276,438	(20,334)	26	36
Change in net unrealized appreciation (depreciation) on investments	9,881	(250,942)	(174,157)	(17,305)	4,334	(4,350)

Increase (decrease) in net assets resulting from operations	47,459	(102,381)	100,561	(37,427)	4,306	(4,238)

CONTRACT TRANSACTIONS:
Purchase payments received	60,928	72,327	643,910	15,616		1
Transfers for contract benefits and terminations	(22,669)	(195,221)	(275,997)	(83,518)	(275)	(336)
Net transfers	(282,445)	45,687	(483,969)	(138,154)	5,000	5,997
Contract maintenance charges	(320)	(557)	(766)	(1,019)	(2)	(3)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(244,506)	(77,764)	(116,822)	(207,075)	4,723	5,659

Total increase (decrease) in net assets	(197,047)	(180,145)	(16,261)	(244,502)	9,029	1,421

NET ASSETS:
Beginning of period	689,496	869,641	898,609	1,143,111	12,507	11,086

End of period	$492,449	$689,496	$882,348	$898,609	$21,536	$12,507

CHANGES IN UNITS OUTSTANDING:
Units issued	79,960	43,413	80,346	9,753	1,164	602
Units redeemed	(102,599)	(50,271)	(91,324)	(27,577)	(2,214)	(38)

Net increase (decrease)	(22,639)	(6,858)	(10,978)	(17,824)	(1,050)	564

The accompanying notes are an integral part of these financial statements.	(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2011

	INVESTMENT DIVISIONS

	VAN ECK VIP GLOBAL HARD ASSETS FUND
	2012	2011
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$714	$1,443
Net realized gain (loss)	(31,874)	31,100
Change in net unrealized appreciation (depreciation) on investments	49,352	(100,012)

Increase (decrease) in net assets resulting from operations	18,192	(67,469)

CONTRACT TRANSACTIONS:
Purchase payments received	9,405	20,684
Transfers for contract benefits and terminations	(10,791)	(60,579)
Net transfers	(178,385)	239,992
Contract maintenance charges	(185)	(311)
Other, net

Increase (decrease) in net assets resulting from contract transactions	(179,956)	199,786

Total increase (decrease) in net assets	(161,764)	132,317

NET ASSETS:
Beginning of period	335,208	202,891

End of period	$173,444	$335,208

CHANGES IN UNITS OUTSTANDING:
Units issued	7,929	49,081
Units redeemed	(35,252)	(39,481)

Net increase (decrease)	(27,323)	9,600

The accompanying notes are an integral part of these financial statements.	(Concluded)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2012

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The COLI VUL-2 Series Account (the Series Account), a variable life separate account of Great-West Life & Annuity Insurance Company (the Company), is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with regulations of the Colorado Division of Insurance. The Series Account is a funding vehicle for variable life insurance policies. The Series Account consists of numerous investment divisions (Investment Divisions), each being treated as an individual accounting entity for financial reporting purposes, and each investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of each of the Investment Divisions of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements and financial highlights of each of the Investment Divisions in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and financial highlights and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation

Mutual fund investments held by the Investment Divisions are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.

The Series Account classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Valuations based on unadjusted quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs. These may include quoted prices for similar assets in active markets.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of December 31, 2012, the only investments of each of the Investment Divisions of the Series Account were in underlying registered investment companies that are actively traded, therefore 100% of the investments are valued using Level 1 inputs. The Series Account recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no transfers between Levels 1 and 2 during the year.

Risk Factors

Investing in the Series Account may involve certain risks including, but not limited to, those described below.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Investment Divisions. These events may have adverse effects on the Investment Divisions such as a decline in the value and liquidity of many securities held by the Investment Divisions, and a decrease in net asset value.

The Investment Divisions investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the Investment Divisions to be subject to larger short-term declines in value.

The Investment Divisions may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Investment Divisions to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

The Series Account may have Investment Divisions that primarily invest in bonds. Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Investment Divisions may be invested in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

The Investment Divisions may invest in securities of governmental agencies. Investments in securities of governmental agencies may only be guaranteed by the respective agency’s limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

Security Transactions and Investment Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends are reinvested in additional full and fractional shares of the related mutual funds.

Federal Income Taxes

The operations of each of the Investment Divisions of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). The Company is included in the consolidated federal tax return of Great-West Lifeco U.S. Inc. Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of each of the Investment Divisions of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will periodically review the status of the federal income tax policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Purchase Payments Received

Purchase payments received from contract owners by the Company are credited as accumulation units, and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Net Transfers

Net transfers include transfers between Investment Divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Other, net

The amounts reported as Other, net on the Statement of Changes in Net Assets of the applicable Investment Divisions consist of Loans from participant accounts and Loan repayments to participant accounts.

Application of Recent Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs” (ASU No. 2011-04). ASU No. 2011-04 does not extend the use of the existing concept or guidance regarding fair value. It results in common fair value measurements and disclosures between accounting principles generally accepted in the United States and those of International Financial Reporting Standards. ASU No. 2011-04 expands disclosure requirements for Level 3 inputs to include a quantitative description of the unobservable inputs used, a description of the valuation process used and a qualitative description about the sensitivity of the fair value measurements. ASU No. 2011-04 is effective for interim or annual periods beginning on or after December 15, 2011. The Series Account adopted ASU No. 2011-04 for its fiscal year beginning January 1, 2012. The adoption of ASU No. 2011-04 did not have an impact on the Series Account’s financial position or the results of its operations.

2.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

Investment Division	Purchases	Sales
Alger Small Cap Growth Portfolio	$140,882	$35,781
American Century Investments VP Income & Growth Fund	677	4,384
American Century Investments VP International Fund	57,676	87,185
American Century Investments VP Ultra Fund	74,451	65,050
American Century Investments VP Value Fund	94,282	25,404
American Century Investments VP Vista Fund	17,566	24,027
American Funds IS Global Small Capitalization Fund	111,903	108,458
American Funds IS Growth Fund	976,853	187,373
American Funds IS International Fund	1,488,616	69,578
American Funds IS New World Fund	277,494	21,846
Columbia Variable Portfolio - Small Cap Value Fund	245,351	36,696
Davis Financial Portfolio	20,994	39,591
Davis Value Portfolio	138,129	46,098
Dreyfus IP Midcap Stock Portfolio	2,884	79,270
Dreyfus IP Technology Growth Portfolio	8,712	66,047
Dreyfus Stock Index Fund	1,869,654	2,646,159

Investment Division	Purchases	Sales
Dreyfus VIF Appreciation Portfolio	$35,776	$20,876
Dreyfus VIF International Equity Portfolio	44,104	114,364
DWS Dreman Small Mid Cap Value VIP	404,544	266,984
DWS Global Small Cap Growth VIP	20,794	176,022
DWS High Income VIP	57,482	6,956
DWS Large Cap Value VIP	35,659	328,135
DWS Small Cap Index VIP	216,890	202,190
Federated High Income Bond Fund II	3,223	740
Federated Kaufmann Fund II	33,285	37,394
Fidelity VIP Contrafund Portfolio	2,113,432	689,046
Fidelity VIP Growth Portfolio	274,522	602,976
Fidelity VIP Investment Grade Bond Portfolio	475,494	476,350
Fidelity VIP Mid Cap Portfolio	459,950	2,094,881
Great-West Aggressive Profile I Fund	616,130	1,224,300
Great-West Ariel Midcap Value Fund	118,516	118,743
Great-West Ariel Small-Cap Value Fund	65,352	81,808
Great-West Conservative Profile I Fund	304,328	364,798
Great-West Invesco ADR Fund	129,500	450,808
Great-West Janus Large Cap Growth Fund	149,109	155,331
Great-West Lifetime 2015 Fund II Class T	2,442	80,116
Great-West Lifetime 2025 Fund II Class T	108,719	91,449
Great-West Lifetime 2045 Fund II Class T	742	1,017
Great-West Loomis Sayles Bond Fund	2,485,039	1,302,862
Great-West Loomis Sayles Small-Cap Value Fund	40,216	156,310
Great-West MFS International Value Fund	642,732	77,100
Great-West Moderate Profile I Fund	571,706	1,058,815
Great-West Moderately Aggressive Profile I Fund	94,232	638,782
Great-West Moderately Conservative Porfile I Fund	142,070	767,741
Great-West Money Market Fund	4,741,853	4,304,101
Great-West Short Duration Bond Fund	430,927	153,337
Great-West Small-Cap Growth Fund	53,204	86,668
Great-West T. Rowe Price Equity/Income Fund	593,421	580,577
Great-West T. Rowe Price Midcap Growth Fund	1,775,322	233,174
Great-West Templeton Global Bond Fund	2,515,389	65,607
Great-West U. S. Government Mortgage Sercurities Fund	1,476,490	843,080
Invesco V.I. Core Equity Fund	75,019	84,628
Invesco V.I. Dividend Growth Fund	75,758	80,440
Invesco V.I. Global Health Care Fund	74,259	126,068
Invesco V.I. Global Real Estate Fund	437,220	35,681
Invesco V.I. International Growth Fund	829,556	701,874
Invesco V.I. Mid Cap Core Equity Fund	105,390	68,485
Invesco V.I. Technology Fund	71,839	66,147
Janus Aspen Balanced Portfolio	660,341	244,412
Janus Aspen Flexible Bond Portfolio	697,737	232,010
Janus Aspen Forty Portfolio	881,172	1,552,908
Janus Aspen Global Technology Portfolio	9,079	39,617
Janus Aspen Overseas Portfolio	496,514	659,986
Janus Aspen Worldwide Portfolio	125,543	345,021
Neuberger Berman AMT Guardian Portfolio	29,453	76,158
Neuberger Berman AMT Large Cap Value Portfolio	6,115	49,365
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio	621,620	43,312
Neuberger Berman AMT Mid Cap Portfolio	59,627	122,434
Neuberger Berman AMT Small Cap Growth Portfolio	222,502	236,295
Neuberger Berman AMT Socially Responsive Portfolio	110,225	113,027

Investment Division	Purchases	Sales
Pimco VIT High Yield Portfolio	$1,297,581	$1,064,433
Pimco VIT Low Duration Portfolio	6,226,883	2,117,865
Pimco VIT Real Return Portfolio	866,418	1,445,447
Pimco VIT Total Return Portfolio	5,174,408	1,578,073
Putnam VT Equity Income Fund	106,913	57,941
Putnam VT Global Health Care Fund	-	81,580
Putnam VT High Yield Fund	128,210	63,215
Putnam VT International Growth Fund	3,806	12,105
Royce Capital Fund - Micro-Cap Portfolio	122,529	357,907
Royce Capital Fund - Small-Cap Portfolio	729,832	842,049
Van Eck VIP Emerging Markets Fund	5,000	332
Van Eck VIP Global Hard Assets Fund	99,908	259,241

3.	EXPENSES AND RELATED PARTY TRANSACTIONS

Cost of Insurance

The Company deducts from each participant’s account an amount to pay for the insurance provided on each life. This charge varies based on individual characteristics of the policy holder and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Partial Surrenders

The Company deducts from each participant’s account a maximum administrative fee of $25 for all partial withdrawals after the first made during the same policy year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Charges Incurred for Change of Death Benefit Option Fee

The Company deducts from each participant’s account a maximum fee of $100 for each change of death benefit option. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Transfer Fees

The Company deducts from each participant’s account a fee of $10 for each transfer between Investment Divisions in excess of 12 transfers in any calendar year. This charge is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Service Charge

The Company deducts from each participant’s account an amount equal to a maximum of $15 per month. This charge compensates the Company for certain administrative costs and is recorded as Contract maintenance charges on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed and accrued daily, from the unit value of each Investment Division of the Series Account, equal to an annual rate that will not exceed 0.90% annually. Currently, the charge is 0.50% for Policy Years 1 through 20 and 0.10% thereafter. These charges compensate the Company for its assumption of certain mortality, death benefit and expense risks. These charges are recorded as Mortality and expense risk in the Statement of Operations of the applicable Investment Divisions.

If the above charges prove insufficient to cover actual costs and assumed risks, the loss will be borne by the Company; conversely, if the amounts deducted prove more than sufficient, the excess will be a profit to the Company.

Expense Charges Applied to Premium

The Company deducts a maximum charge of 10% from each premium payment. A maximum of 6.5% of this charge will be deducted as sales load to compensate the Company in part for sales and promotional expenses in connection with selling the Policies. A maximum of 3.5% of this charge will be used to cover premium taxes and certain federal income tax obligations resulting from the receipt of premiums. This charge is netted with Purchase payments received on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Supplemental Benefit Charges

The Company deducts from each participant’s account an amount to pay for certain riders selected by the policy holder. This charge varies based on individual characteristics of the policy holder when the rider is added to the policy and is recorded as Transfers for contract benefits and terminations on the Statement of Changes in Net Assets of the applicable Investment Divisions.

Related Party Transactions

The portfolios of Great-West Funds, Inc., which are underlying certain Investment Divisions, are registered investment companies affiliated with the Company. Great-West Capital Management, LLC (GWCM), a wholly owned subsidiary of the Company, serves as investment adviser to Great-West Funds, Inc. Fees are assessed against the average daily net assets of the portfolios of Great-West Funds, Inc. to compensate GWCM for investment advisory services.

4.	SUBSEQUENT EVENTS

Management has reviewed all events subsequent to December 31, 2012, including the estimates inherent in the process of preparing these financial statements, through March 29, 2013, the date the financial statements were available to be issued. No subsequent events requiring adjustment or disclosure have occurred.

5.	FINANCIAL HIGHLIGHTS

For each Investment Division, the accumulation units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying funds), total return and accumulation unit fair values for each year or period ended December 31 are included on the following pages. As the unit fair value for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented.

The Expense Ratios represent the annualized contract expenses of the respective Investment Divisions of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. Investment Divisions with a date notation indicate the effective date that the investment option was available in the Series Account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. As the total returns for the Investment Divisions of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

The Investment Income Ratio represents the dividends, excluding prospectus, and are reported as distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

Effective October 2012, all bands have been merged into one band for reporting purposes. The Series Account was moved to a new recordkeeping system which allows mortality and expense risk charges to be tracked at the plan level. As a result, it is no longer necessary to use multiple expense bands to capture the range of mortality and expense risks being charged to the Series Account.

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value				Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
			(a)			(b)						(a)		(b)
ALGER SMALL CAP GROWTH PORTFOLIO
(Effective date 05/12/2009)
2012	1			$91.58	to	$91.58	$135	0.00%	0.00%	to	0.25%	12.09%	to	12.09%
2011	3			$15.80	to	$15.87	$43	0.00%	0.25%	to	0.40%	(3.54)%	to	(3.41)%
2010	0	*		$16.38	to	$16.43	$8	0.00%	0.25%	to	0.40%	24.75%	to	25.04%
AMERICAN CENTURY INVESTMENTS VP INCOME & GROWTH FUND
2012	2			$12.33	to	$12.33	$23	1.19%	0.00%	to	0.25%	14.29%	to	14.29%
2011	2			$11.00	to	$11.00	$24	1.54%	0.25%	to	0.25%	2.90%	to	2.90%
2010	3			$11.34	to	$10.69	$27	1.50%	0.25%	to	0.40%	13.63%	to	13.84%
2009	3			$9.98	to	$9.39	$28	4.94%	0.25%	to	0.40%	17.69%	to	17.82%
2008	4			$8.48	to	$7.97	$31	2.16%	0.25%	to	0.40%	(34.87)%	to	(34.78)%
AMERICAN CENTURY INVESTMENTS VP INTERNATIONAL FUND
2012	49			$10.00	to	$10.00	$493	0.45%	0.00%	to	0.25%	18.91%	to	18.91%
2011	35			$12.40	to	$12.40	$432	1.34%	0.25%	to	0.25%	(12.24)%	to	(12.24)%
2010	30			$13.17	to	$14.13	$422	2.05%	0.25%	to	0.40%	12.85%	to	12.95%
2009	27			$11.67	to	$12.51	$343	2.03%	0.25%	to	0.40%	33.22%	to	33.51%
2008	30			$8.76	to	$9.37	$284	0.80%	0.25%	to	0.40%	(45.04)%	to	(44.98)%
AMERICAN CENTURY INVESTMENTS VP ULTRA FUND
(Effective date 04/19/2002)
2012	1			$13.76	to	$13.76	$12	0.00%	0.00%	to	0.25%	13.97%	to	13.97%
AMERICAN CENTURY INVESTMENTS VP VALUE FUND
2012	25			$23.39	to	$23.39	$578	1.10%	0.00%	to	0.40%	13.81%	to	13.92%
2011	37			$19.21	to	$11.79	$452	2.05%	0.25%	to	0.40%	0.58%	to	0.77%
2010	38			$19.10	to	$11.70	$455	2.25%	0.25%	to	0.40%	13.02%	to	13.15%
2009	37			$16.90	to	$10.34	$388	4.88%	0.25%	to	0.40%	19.35%	to	19.54%
2008	127			$14.16	to	$8.65	$1,100	2.38%	0.25%	to	0.40%	(27.09)%	to	(26.94)%
AMERICAN CENTURY INVESTMENTS VP VISTA FUND
(Effective date 05/02/2005)
2012	6			$14.50	to	$14.50	$88	0.00%	0.00%	to	0.40%	15.22%	to	15.22%
2011	7			$12.21	to	$12.21	$82	0.00%	0.40%	to	0.40%	(8.26)%	to	(8.26)%
2010	73			$13.31	to	$13.42	$976	0.00%	0.25%	to	0.40%	23.35%	to	23.57%
2009	74			$10.79	to	$10.86	$800	0.00%	0.25%	to	0.40%	22.06%	to	22.16%
2008	68			$8.84	to	$8.89	$607	0.00%	0.25%	to	0.40%	(11.60)%	to	(11.10)%
AMERICAN FUNDS IS GLOBAL SMALL CAPITALIZATION FUND
(Effective date 05/05/2008)
2012	9			$9.49	to	$9.49	$88	0.68%	0.00%	to	0.40%	16.68%	to	16.98%
2011	8			$7.92	to	$13.34	$67	1.32%	0.25%	to	0.40%	(19.43)%	to	(19.35)%
2010	3			$9.83	to	$16.54	$29	1.96%	0.25%	to	0.40%	21.96%	to	22.07%
2009	1			$8.06	to	$13.55	$8	0.42%	0.25%	to	0.40%	60.56%	to	35.50%
AMERICAN FUNDS IS GROWTH FUND
(Effective date 05/05/2008)
2012	251			$11.56	to	$11.56	$2,908	0.47%	0.00%	to	0.40%	16.78%	to	16.89%
2011	125		##	9.09	to	$14.74	$1,747	0.76%	0.25%	to	0.40%	(4.62)%	to	(4.47)%
2010	73			$9.53	to	$15.43	$967	0.73%	0.25%	to	0.40%	18.24%	to	18.33%
2009	75			$8.06	to	$13.04	$835	0.65%	0.25%	to	0.40%	38.73%	to	30.40%
2008	1			$5.81	to	$5.81	$3	0.00%	0.40%	to	0.40%	(41.90)%	to	(41.90)%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
			(a)		(b)						(a)		(b)
AMERICAN FUNDS IS INTERNATIONAL FUND
(Effective date 05/05/2008)
2012	174		$9.34	to	$9.34	$1,626	1.48%	0.00%	to	0.40%	16.38%	to	16.47%
2011	18		$7.80	to	$11.90	$146	1.65%	0.25%	to	0.40%	(14.38)%	to	(14.20)%
2010	20		$9.11	to	$13.87	$182	2.11%	0.25%	to	0.40%	6.80%	to	6.94%
2009	18		$8.53	to	$12.97	$158	2.25%	0.25%	to	0.40%	42.64%	to	29.70%
2008	0	*	$5.98	to	$5.98	$2	0.00%	0.40%	to	0.40%	(40.20)%	to	(40.20)%
AMERICAN FUNDS IS NEW WORLD FUND
(Effective date 04/24/2009)
2012	18		$16.86	to	$16.86	$307	0.66%	0.00%	to	0.40%	16.40%	to	16.57%
2011	3		$14.16	to	$14.21	$41	0.87%	0.25%	to	0.40%	(14.29)%	to	(14.19)%
2010	13		$16.52	to	$16.56	$216	1.49%	0.25%	to	0.40%	17.41%	to	17.61%
COLUMBIA VARIABLE PORTFOLIO - SMALL CAP VALUE FUND
(Effective date 05/12/2009)
2012	13		$16.65	to	$16.65	$223	0.24%	0.00%	to	0.40%	10.15%	to	10.25%
2011	0		$14.79	to	$14.85	$6	1.44%	0.25%	to	0.40%	(6.33)%	to	(6.19)%
2010	1		$15.79	to	$15.83	$23	0.42%	0.25%	to	0.40%	26.22%	to	26.44%
DAVIS FINANCIAL PORTFOLIO
(Effective date 05/02/2005)
2012	3		$11.69	to	$11.69	$30	1.05%	0.00%	to	0.25%	17.25%	to	17.25%
2011	5		$9.67	to	$9.67	$44	0.86%	0.25%	to	0.25%	(8.25)%	to	(8.25)%
2010	7		$10.45	to	$10.54	$69	0.97%	0.25%	to	0.40%	10.70%	to	10.83%
2009	2		$9.44	to	$9.51	$22	1.27%	0.25%	to	0.40%	40.69%	to	40.89%
2008	1		$6.71	to	$6.75	$8	0.00%	0.25%	to	0.40%	(46.62)%	to	(46.51)%
DAVIS VALUE PORTFOLIO
(Effective date 05/02/2005)
2012	21		$12.79	to	$12.79	$272	1.02%	0.00%	to	0.40%	11.94%	to	12.10%
2011	15		$11.01	to	$11.12	$171	0.63%	0.25%	to	0.40%	(4.59)%	to	(4.47)%
2010	19		$11.54	to	$11.64	$219	1.66%	0.25%	to	0.40%	12.37%	to	12.46%
2009	14		$10.27	to	$10.35	$143	1.27%	0.25%	to	0.40%	30.66%	to	30.85%
2008	4		$7.86	to	$7.91	$35	1.67%	0.25%	to	0.40%	(40.59)%	to	(40.48)%
DREYFUS IP TECHNOLOGY GROWTH PORTFOLIO
(Effective date 05/02/2005)
2012	2		$17.77	to	$17.77	$42	0.00%	0.00%	to	0.25%	16.27%	to	16.27%
2011	6		$15.12	to	$15.12	$433	0.00%	0.25%	to	0.25%	(7.97)%	to	(7.97)%
2010	27		$16.29	to	$16.43	$433	0.00%	0.25%	to	0.40%	29.39%	to	29.57%
2009	8		$12.59	to	$12.68	$106	0.44%	0.25%	to	0.40%	56.98%	to	57.32%
2008	10		$8.02	to	$8.06	$79	0.00%	0.25%	to	0.40%	(41.37)%	to	(41.34)%
DREYFUS STOCK INDEX FUND
2012	322		$12.02	to	$12.02	$3,870	1.12%	0.00%	to	0.40%	15.21%	to	15.26%
2011	370		$11.35	to	$11.69	$4,295	1.83%	0.25%	to	0.40%	1.43%	to	1.65%
2010	459		$11.19	to	$11.50	$5,261	1.81%	0.25%	to	0.40%	14.42%	to	14.54%
2009	523		$9.78	to	$10.04	$5,223	2.06%	0.25%	to	0.40%	25.87%	to	25.97%
2008	844		$7.77	to	$7.97	$6,698	2.10%	0.25%	to	0.40%	(37.39)%	to	(37.29)%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
			(a)		(b)						(a)		(b)
DREYFUS VIF APPRECIATION PORTFOLIO
2012	10		$63.80	to	$63.80	$638	2.07%	0.00%	to	0.25%	10.04%	to	10.04%
2011	42		$13.98	to	$13.98	$586	1.67%	0.25%	to	0.25%	8.79%	to	8.79%
2010	45		$13.04	to	$12.85	$580	2.10%	0.25%	to	0.40%	14.89%	to	15.04%
2009	45		$11.35	to	$11.17	$506	2.46%	0.25%	to	0.40%	22.04%	to	22.21%
2008	44		$9.30	to	$9.14	$399	1.77%	0.25%	to	0.40%	(29.81)%	to	(29.69)%
DREYFUS VIF INTERNATIONAL EQUITY PORTFOLIO
2012	2		$17.08	to	$17.08	$39	0.30%	0.00%	to	0.40%	21.11%	to	21.31%
2011	8		$11.14	to	$11.25	$88	2.14%	0.25%	to	0.40%	(14.96)%	to	(14.90)%
2010	6		$13.10	to	$13.22	$81	1.92%	0.25%	to	0.40%	9.53%	to	9.80%
2009	11		$11.96	to	$12.04	$137	3.61%	0.25%	to	0.40%	24.84%	to	24.90%
2008	38		$9.58	to	$9.64	$370	1.88%	0.25%	to	0.40%	(42.46)%	to	(42.34)%
DWS DREMAN SMALL MID CAP VALUE VIP
(Effective date 05/01/2006)
2012	100		$14.64	to	$14.64	$1,463	0.64%	0.00%	to	0.40%	13.09%	to	13.29%
2011	109		$10.72	to	$10.81	$1,179	1.02%	0.25%	to	0.40%	(6.38)%	to	(6.33)%
2010	84		$11.45	to	$11.54	$966	1.26%	0.25%	to	0.40%	22.59%	to	22.77%
2009	83		$9.34	to	$9.40	$779	1.60%	0.25%	to	0.40%	29.18%	to	29.48%
2008	68		$7.23	to	$7.26	$494	0.00%	0.25%	to	0.40%	(27.70)%	to	(27.40)%
DWS GLOBAL SMALL CAP GROWTH VIP
(Effective date 05/02/2005)
2012	5		$15.56	to	$15.56	$71	0.37%	0.00%	to	0.40%	14.50%	to	14.63%
2011	16		$13.13	to	$13.26	$216	1.43%	0.25%	to	0.40%	(10.25)%	to	(10.16)%
2010	35		$14.63	to	$14.76	$514	0.38%	0.25%	to	0.40%	26.12%	to	26.37%
2009	45		$11.60	to	$11.68	$523	1.66%	0.25%	to	0.40%	47.58%	to	47.85%
2008	51		$7.86	to	$7.90	$400	0.34%	0.25%	to	0.40%	(50.16)%	to	(50.09)%
DWS HIGH INCOME VIP
(Effective date 04/25/2007)
2012	4		$14.47	to	$14.47	$57	0.00%	0.00%	to	0.40%	14.41%	to	14.41%
2011	0		$12.04	to	$12.04	$5	8.64%	0.40%	to	0.40%	3.53%	to	3.53%
2010	5		$11.63	to	$11.70	$53	4.86%	0.25%	to	0.40%	13.57%	to	13.70%
2009	0	*	$10.24	to	$10.29	$5	0.00%	0.25%	to	0.40%	39.32%	to	39.62%
DWS LARGE CAP VALUE VIP
(Effective date 05/02/2005)
2012	17		$10.17	to	$10.17	$172	0.67%	0.00%	to	0.40%	2.72%	to	3.92%
2011	47		$9.41	to	$9.50	$447	1.57%	0.25%	to	0.40%	0.00%	to	0.11%
2010	56		$9.41	to	$9.49	$530	0.36%	0.25%	to	0.40%	12.02%	to	12.17%
2009	43		$8.40	to	$8.46	$365	4.07%	0.25%	to	0.40%	24.81%	to	24.96%
2008	51		$6.73	to	$6.77	$344	1.02%	0.25%	to	0.40%	(46.20)%	to	(46.10)%
DWS SMALL CAP INDEX VIP
(Effective date 04/25/2007)
2012	19		$12.76	to	$12.76	$248	0.28%	0.00%	to	0.40%	15.17%	to	15.41%
2011	22		$9.17	to	$9.23	$201	0.41%	0.25%	to	0.40%	(4.78)%	to	(4.75)%
2010	12		$9.63	to	$9.69	$114	0.97%	0.25%	to	0.40%	25.88%	to	26.17%
2009	9		$7.65	to	$7.68	$66	0.96%	0.25%	to	0.40%	26.03%	to	26.32%
2008	4		$6.07	to	$6.08	$23	1.90%	0.25%	to	0.40%	(39.30)%	to	(39.20)%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
		(a)		(b)						(a)		(b)
FEDERATED HIGH INCOME BOND FUND II
2012	2	$23.25	to	$23.25	$46	4.15%	0.00%	to	0.25%	14.00%	to	14.00%
2011	3	$15.80	to	$15.80	$41	9.16%	0.25%	to	0.25%	4.91%	to	4.91%
2010	3	$18.87	to	$15.06	$45	8.12%	0.25%	to	0.40%	14.29%	to	14.44%
2009	3	$16.51	to	$13.16	$39	10.35%	0.25%	to	0.40%	52.17%	to	52.49%
2008	11	$10.85	to	$8.63	$105	9.38%	0.25%	to	0.40%	(26.29)%	to	(26.18)%
FEDERATED KAUFMANN FUND II
(Effective date 03/08/2010)
2012	3	$11.80	to	$11.80	$33	0.00%	0.00%	to	0.25%	16.73%	to	16.73%
2011	3	$10.01	to	$10.01	$31	1.05%	0.25%	to	0.25%	(13.48)%	to	(13.48)%
2010	3	$11.56	to	$11.57	$40	0.00%	0.25%	to	0.40%	15.60%	to	15.70%
FIDELITY VIP CONTRAFUND PORTFOLIO
2012	186	$18.25	to	$18.25	$3,392	0.74%	0.00%	to	0.40%	15.68%	to	15.83%
2011	113	$16.61	to	$13.35	$1,733	0.71%	0.25%	to	0.40%	(3.15)%	to	(2.98)%
2010	130	$17.15	to	$13.76	$2,143	0.88%	0.25%	to	0.40%	16.43%	to	16.61%
2009	167	$14.73	to	$11.80	$2,370	1.13%	0.25%	to	0.40%	34.89%	to	35.17%
2008	231	$10.92	to	$8.73	$2,412	0.57%	0.25%	to	0.40%	(42.92)%	to	(42.87)%
FIDELITY VIP GROWTH PORTFOLIO
2012	81	$10.64	to	$10.64	$859	0.17%	0.00%	to	0.25%	14.62%	to	14.62%
2011	89	$11.80	to	$11.80	$1,044	0.14%	0.25%	to	0.25%	(0.25)%	to	(0.25)%
2010	80	$8.94	to	$11.83	$951	0.03%	0.25%	to	0.40%	23.31%	to	23.62%
2009	65	$7.25	to	$9.57	$621	0.19%	0.25%	to	0.40%	27.42%	to	27.60%
2008	96	$5.69	to	$7.50	$685	0.54%	0.25%	to	0.40%	(47.51)%	to	(47.44)%
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO
2012	31	$19.49	to	$19.49	$613	1.27%	0.00%	to	0.25%	5.31%	to	5.31%
2011	44	$13.91	to	$13.91	$613	3.15%	0.25%	to	0.25%	6.75%	to	6.75%
2010	51	$16.56	to	$13.03	$666	3.49%	0.25%	to	0.40%	6.77%	to	7.24%
2009	46	$15.51	to	$12.15	$562	15.07%	0.25%	to	0.40%	15.32%	to	15.17%
2008	232	$13.45	to	$10.55	$2,485	4.33%	0.25%	to	0.40%	(3.79)%	to	(3.65)%
FIDELITY VIP MID CAP PORTFOLIO
2012	58	$28.82	to	$28.82	$1,678	0.17%	0.00%	to	0.40%	13.73%	to	13.79%
2011	197	$17.59	to	$14.73	$3,104	0.02%	0.25%	to	0.40%	(11.21)%	to	(11.05)%
2010	220	$19.81	to	$16.56	$3,969	0.12%	0.25%	to	0.40%	28.05%	to	28.27%
2009	220	$15.47	to	$12.91	$3,083	0.47%	0.25%	to	0.40%	39.12%	to	39.42%
2008	246	$11.12	to	$9.26	$2,400	0.24%	0.25%	to	0.40%	(39.83)%	to	(39.79)%
GREAT-WEST AGGRESSIVE PROFILE I FUND
2012	26	$15.25	to	$15.25	$402	0.34%	0.00%	to	0.40%	15.48%	to	15.63%
2011	70	$14.39	to	$11.81	$889	0.96%	0.25%	to	0.40%	(4.77)%	to	(4.68)%
2010	62	$15.11	to	$12.39	$877	0.72%	0.25%	to	0.40%	15.08%	to	15.26%
2009	48	$13.13	to	$10.75	$619	0.75%	0.25%	to	0.40%	32.49%	to	32.72%
2008	64	$9.91	to	$8.10	$628	0.80%	0.25%	to	0.40%	(40.30)%	to	(40.22)%
GREAT-WEST ARIEL MIDCAP VALUE FUND
2012	10	$26.93	to	$26.93	$277	0.62%	0.00%	to	0.25%	18.66%	to	18.66%
2011	20	$12.20	to	$12.20	$250	0.41%	0.25%	to	0.25%	(7.08)%	to	(7.08)%
2010	21	$23.82	to	$13.13	$281	0.10%	0.25%	to	0.40%	19.04%	to	19.26%
2009	28	$20.01	to	$11.01	$313	0.17%	0.25%	to	0.40%	62.68%	to	62.87%
2008	60	$12.30	to	$6.76	$491	1.89%	0.25%	to	0.40%	(40.75)%	to	(40.65)%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
			(a)		(b)						(a)		(b)
GREAT-WEST ARIEL SMALL-CAP VALUE FUND
2012	47		$18.13	to	$18.13	$855	0.32%	0.00%	to	0.40%	18.87%	to	18.94%
2011	65		$14.51	to	$11.10	$730	0.00%	0.25%	to	0.40%	(11.69)%	to	(11.55)%
2010	71		$16.43	to	$12.55	$902	0.00%	0.25%	to	0.40%	28.86%	to	28.98%
2009	72		$12.75	to	$9.73	$706	0.11%	0.25%	to	0.40%	65.37%	to	65.76%
2008	98		$7.71	to	$5.87	$589	1.43%	0.25%	to	0.40%	(46.12)%	to	(46.05)%
GREAT-WEST CONSERVATIVE PROFILE I FUND
2012	23		$18.99	to	$18.99	$441	1.43%	0.00%	to	0.40%	8.46%	to	8.62%
2011	31		$16.98	to	$13.35	$475	2.13%	0.25%	to	0.40%	0.71%	to	0.75%
2010	27		$16.86	to	$13.25	$405	2.29%	0.25%	to	0.40%	8.29%	to	8.52%
2009	17		$15.57	to	$12.21	$255	3.19%	0.25%	to	0.40%	19.86%	to	20.06%
2008	12		$12.99	to	$10.17	$149	4.07%	0.25%	to	0.40%	(14.09)%	to	(13.96)%
GREAT-WEST INVESCO ADR FUND
2012	17		$12.20	to	$12.20	$212	4.93%	0.00%	to	0.25%	13.50%	to	13.50%
2011	48		$10.47	to	$10.47	$505	2.24%	0.25%	to	0.25%	(15.02)%	to	(15.02)%
2010	36		$14.60	to	$12.32	$451	1.70%	0.25%	to	0.40%	5.19%	to	5.30%
2009	34		$13.88	to	$11.70	$428	1.68%	0.25%	to	0.40%	30.08%	to	30.29%
2008	61		$10.67	to	$8.98	$631	2.12%	0.25%	to	0.40%	(40.42)%	to	(40.33)%
GREAT-WEST JANUS LARGE CAP GROWTH FUND
(Effective date 04/24/2009)
2012	5		$15.58	to	$15.58	$83	0.16%	0.00%	to	0.40%	19.65%	to	19.65%
2011	5		$12.84	to	$12.84	$68	0.02%	0.40%	to	0.40%	(9.83)%	to	(9.83)%
2010	4		$14.24	to	$14.28	$51	0.08%	0.25%	to	0.40%	8.12%	to	8.35%
GREAT-WEST LIFETIME 2015 FUND II CLASS T
(Effective date 09/29/2009)
2012	0	*	$12.96	to	$12.96	$1	0.70%	0.00%	to	0.40%	11.22%	to	11.35%
2011	6		$11.60	to	$11.64	$73	2.75%	0.25%	to	0.40%	1.05%	to	1.22%
2010	6		$11.48	to	$11.50	$73	1.98%	0.25%	to	0.40%	11.13%	to	11.33%
2009	7		$10.33	to	$10.33	$74	0.93%	0.25%	to	0.40%	3.30%	to	3.30%
GREAT-WEST LIFETIME 2025 FUND II CLASS T
(Effective date 09/29/2009)
2012	6		$13.19	to	$13.19	$75	0.94%	0.00%	to	0.40%	13.09%	to	13.22%
2011	4		$11.56	to	$11.56	$49	5.28%	0.40%	to	0.40%	(1.37)%	to	(1.37)%
2010	1		$11.72	to	$11.75	$15	0.98%	0.25%	to	0.40%	12.69%	to	12.98%
GREAT-WEST LIFETIME 2045 FUND II CLASS T
(Effective date 09/29/2009)
2012	0	*	$13.36	to	$13.36	$2	0.86%	0.00%	to	0.40%	15.45%	to	15.45%
2011	0	*	$11.45	to	$11.45	$2	1.21%	0.40%	to	0.40%	(4.50)%	to	(4.50)%
2010	1		$11.99	to	$12.01	$14	1.26%	0.25%	to	0.40%	14.63%	to	14.71%
GREAT-WEST LOOMIS SAYLES BOND FUND
2012	126		$31.73	to	$31.73	$3,995	3.16%	0.00%	to	0.40%	15.14%	to	15.21%
2011	137		$26.92	to	$15.73	$2,571	5.82%	0.25%	to	0.40%	3.98%	to	4.17%
2010	147		$25.89	to	$15.10	$2,597	7.31%	0.25%	to	0.40%	12.32%	to	12.52%
2009	113		$23.05	to	$13.42	$1,784	5.11%	0.25%	to	0.40%	37.94%	to	38.07%
2008	347		$16.71	to	$9.72	$3,544	8.59%	0.25%	to	0.40%	(22.06)%	to	(21.93)%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
		(a)		(b)						(a)		(b)
GREAT-WEST LOOMIS SAYLES SMALL-CAP VALUE FUND
2012	36	$22.22	to	$22.22	$810	0.45%	0.00%	to	0.40%	15.04%	to	15.22%
2011	62	$15.55	to	$13.43	$827	0.17%	0.25%	to	0.40%	(2.45)%	to	(2.33)%
2010	60	$15.94	to	$13.75	$840	0.46%	0.25%	to	0.40%	23.47%	to	23.65%
2009	72	$12.91	to	$11.12	$826	0.38%	0.25%	to	0.40%	27.44%	to	27.52%
2008	183	$10.13	to	$8.72	$1,618	0.23%	0.25%	to	0.40%	(32.91)%	to	(32.77)%
GREAT-WEST MFS INTERNATIONAL VALUE FUND
(Effective date 04/25/2007)
2012	100	$7.61	to	$7.61	$765	0.89%	0.00%	to	0.40%	15.75%	to	15.96%
2011	24	$6.37	to	$6.42	$157	1.60%	0.25%	to	0.40%	(2.30)%	to	(2.13)%
2010	4	$6.52	to	$6.56	$27	2.71%	0.25%	to	0.40%	8.67%	to	8.97%
2009	2	$6.00	to	$6.02	$9	1.06%	0.25%	to	0.40%	31.29%	to	31.44%
2008	2	$4.57	to	$4.58	$9	1.91%	0.25%	to	0.40%	(53.93)%	to	(53.88)%
GREAT-WEST MODERATE PROFILE I FUND
2012	12	$17.66	to	$17.66	$213	0.86%	0.00%	to	0.40%	11.51%	to	11.59%
2011	46	$16.57	to	$13.28	$663	1.38%	0.25%	to	0.40%	(1.66)%	to	(1.48)%
2010	48	$16.85	to	$13.48	$799	1.42%	0.25%	to	0.40%	11.07%	to	11.22%
2009	36	$15.17	to	$12.12	$542	1.62%	0.25%	to	0.40%	23.94%	to	24.18%
2008	36	$12.24	to	$9.76	$442	2.80%	0.25%	to	0.40%	(23.60)%	to	(23.51)%
GREAT-WEST MODERATELY AGGRESSIVE PROFILE I FUND
2012	11	$16.75	to	$16.75	$186	0.55%	0.00%	to	0.40%	13.07%	to	13.21%
2011	50	$15.91	to	$12.95	$672	1.42%	0.25%	to	0.40%	(2.57)%	to	(2.41)%
2010	37	$16.33	to	$13.27	$575	1.21%	0.25%	to	0.40%	12.70%	to	12.84%
2009	33	$14.49	to	$11.76	$447	1.24%	0.25%	to	0.40%	28.12%	to	28.24%
2008	61	$11.31	to	$9.17	$688	2.64%	0.25%	to	0.40%	(30.53)%	to	(30.42)%
GREAT-WEST MODERATELY CONSERVATIVE PROFILE I FUND
2012	12	$18.07	to	$18.07	$225	0.98%	0.00%	to	0.40%	10.00%	to	10.13%
2011	57	$16.50	to	$13.48	$795	1.92%	0.25%	to	0.40%	(0.48)%	to	(0.37)%
2010	43	$16.58	to	$13.53	$675	1.80%	0.25%	to	0.40%	9.58%	to	9.82%
2009	25	$15.13	to	$12.32	$371	2.45%	0.25%	to	0.40%	21.62%	to	21.74%
2008	10	$12.44	to	$10.12	$121	3.62%	0.25%	to	0.40%	(18.48)%	to	(18.32)%
GREAT-WEST MONEY MARKET FUND
2012	747	$13.01	to	$13.01	$9,725	0.00%	0.00%	to	0.40%	(0.32)%	to	(0.18)%
2011	793	$12.56	to	$11.27	$9,287	0.00%	0.25%	to	0.40%	(0.40)%	to	(0.27)%
2010	678	$12.61	to	$11.30	$8,012	0.00%	0.25%	to	0.40%	(0.39)%	to	(0.26)%
2009	633	$12.66	to	$11.33	$7,534	0.01%	0.25%	to	0.40%	(0.39)%	to	(0.18)%
2008	965	$12.71	to	$11.35	$11,318	1.89%	0.25%	to	0.40%	1.44%	to	1.61%
GREAT-WEST SHORT DURATION BOND FUND
(Effective date 04/25/2007)
2012	502	$13.13	to	$13.13	$6,591	1.26%	0.00%	to	0.25%	4.47%	to	4.47%
2011	503	$12.31	to	$12.40	$6,226	2.72%	0.25%	to	0.40%	2.50%	to	2.65%
2010	205	$12.01	to	$12.08	$2,468	3.69%	0.25%	to	0.40%	6.76%	to	6.90%
2009	190	$11.25	to	$11.30	$2,139	4.32%	0.25%	to	0.40%	9.54%	to	9.82%
2008	39	$10.27	to	$10.29	$403	4.94%	0.25%	to	0.40%	(0.10)%	to	0.00%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31							For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value			Net Assets (000s)		Investment Income Ratio	Expense Ratio lowest to highest			Total Return
			(a)		(b)							(a)		(b)
GREAT-WEST SMALL-CAP GROWTH FUND
2012	4		$8.57	to	$8.57	$37		0.00%	0.00%	to	0.25%	14.77%	to	14.77%
2011	5		$11.47	to	$11.47	$62		0.00%	0.25%	to	0.25%	(0.78)%	to	(0.78)%
2010	109		$10.91	to	$11.56	$1,256		0.00%	0.25%	to	0.40%	23.28%	to	23.37%
2009	118		$8.85	to	$9.37	$1,101		0.00%	0.25%	to	0.40%	31.50%	to	31.79%
2008	133		$6.73	to	$7.11	$939		0.00%	0.25%	to	0.40%	(41.48)%	to	(41.43)%
GREAT-WEST T. ROWE PRICE EQUITY/INCOME FUND
2012	50		$16.47	to	$16.47	$828		1.23%	0.00%	to	0.25%	16.34%	to	16.34%
2011	61		$13.52	to	$11.53	$710		1.93%	0.25%	to	0.40%	(1.24)%	to	(1.11)%
2010	49		$13.69	to	$11.66	$595		1.80%	0.25%	to	0.40%	14.56%	to	14.76%
2009	40		$11.95	to	$10.16	$432		1.73%	0.25%	to	0.40%	24.74%	to	24.97%
2008	74		$9.58	to	$8.13	$657		2.71%	0.25%	to	0.40%	(36.43)%	to	(36.38)%
GREAT-WEST T. ROWE PRICE MIDCAP GROWTH FUND
2012	201		$20.07	to	$20.07	$4,028		0.41%	0.00%	to	0.40%	13.18%	to	13.24%
2011	146		$16.97	to	$15.34	$2,270		1.65%	0.25%	to	0.40%	(2.13)%	to	(1.92)%
2010	17		$17.34	to	$15.64	$290		0.00%	0.25%	to	0.40%	27.03%	to	27.26%
2009	15		$13.65	to	$12.29	$200		0.00%	0.25%	to	0.40%	44.29%	to	44.42%
2008	34		$9.46	to	$8.51	$311		0.00%	0.25%	to	0.40%	(40.58)%	to	(40.49)%
GREAT-WEST TEMPLETON GLOBAL BOND FUND
(Effective date 05/05/2008)
2012	188		$14.06	to	$14.06	$2,642		3.11%	0.00%	to	0.40%	13.97%	to	14.11%
2011	14		$12.07	to	$12.38	$173		5.85%	0.25%	to	0.40%	(2.03)%	to	(1.90)%
2010	8		$11.16	to	$11.41	$88		1.83%	0.25%	to	0.40%	14.34%	to	14.10%
GREAT-WEST U.S. GOVERNMENT MORTGAGE SECURITIES FUND
2012	197		$20.46	to	$20.46	$4,030		1.72%	0.00%	to	0.25%	2.94%	to	2.94%
2011	244		$18.96	to	$14.07	$3,434		3.36%	0.25%	to	0.40%	5.27%	to	5.47%
2010	250		$18.01	to	$13.34	$3,391		3.68%	0.25%	to	0.40%	5.14%	to	5.29%
2009	239		$17.13	to	$12.67	$3,140		4.20%	0.25%	to	0.40%	5.61%	to	5.76%
2008	253		$16.22	to	$11.98	$3,111		4.54%	0.25%	to	0.40%	6.01%	to	6.21%
INVESCO V.I. CORE EQUITY FUND
2012	51		$14.34	to	$14.34	$730		0.57%	0.00%	to	0.25%	13.32%	to	13.32%
2011	52		$12.63	to	$12.63	$654		1.15%	0.25%	to	0.25%	(0.32)%	to	(0.32)%
2010	130		$13.01	to	$12.67	$1,642		0.97%	0.25%	to	0.40%	9.42%	to	9.32%
2009	124		$11.89	to	$11.59	$1,437		1.89%	0.25%	to	0.40%	27.44%	to	27.92%
2008	124		$9.33	to	$9.06	$1,127		1.87%	0.25%	to	0.40%	(30.37)%	to	(30.31)%
INVESCO V.I. DIVERSIFIED DIVIDEND FUND
(Effective date 06/15/2007)
2012	0		$7.33	to	$7.33	$3		0.25%	0.00%	to	0.25%	18.10%	to	18.10%
2011	1		$5.31	to	$5.31	$6		0.19%	0.25%	to	0.25%	(2.39)%	to	(2.39)%
2010	1		$6.09	to	$5.44	$7		0.06%	0.25%	to	0.40%	9.93%	to	10.12%
2009	1		$5.54	to	$4.94	$7		5.73%	0.25%	to	0.40%	26.77%	to	26.99%
2008	0	*	$4.37	to	$3.89	$0	*	2.48%	0.25%	to	0.40%	(59.57)%	to	(59.52)%
INVESCO V.I. GLOBAL HEALTH CARE FUND
2012	8		$17.12	to	$17.12	$136		0.00%	0.00%	to	0.25%	19.99%	to	19.99%
2011	13		$12.75	to	$12.75	$160		0.00%	0.25%	to	0.25%	3.66%	to	3.66%
2010	16		$13.15	to	$12.30	$201		0.00%	0.25%	to	0.40%	4.86%	to	5.04%
2009	12		$12.54	to	$11.71	$153		0.36%	0.25%	to	0.40%	27.18%	to	27.28%
2008	13		$9.86	to	$9.20	$131		0.00%	0.25%	to	0.40%	(28.91)%	to	(28.74)%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
		(a)		(b)						(a)		(b)
INVESCO V.I. GLOBAL REAL ESTATE FUND
(Effective date 04/25/2007)
2012	16	$29.41	to	$29.41	$478	0.33%	0.00%	to	0.40%	27.18%	to	27.18%
2011	8	$6.88	to	$6.93	$58	3.11%	0.25%	to	0.40%	(6.90)%	to	(6.73)%
2010	12	$7.39	to	$7.43	$90	5.39%	0.25%	to	0.40%	16.93%	to	17.19%
2009	5	$6.32	to	$6.34	$29	0.00%	0.25%	to	0.40%	31.12%	to	31.26%
2008	2	$4.82	to	$4.83	$9	5.85%	0.25%	to	0.40%	(51.80)%	to	(51.70)%
INVESCO V.I. INTERNATIONAL GROWTH FUND
(Effective date 05/01/2006)
2012	79	$12.55	to	$12.55	$989	0.55%	0.00%	to	0.40%	14.40%	to	14.58%
2011	68	$10.62	to	$10.71	$726	1.53%	0.25%	to	0.40%	(7.17)%	to	(7.03)%
2010	80	$11.44	to	$11.52	$916	2.31%	0.25%	to	0.40%	12.49%	to	12.61%
2009	103	$10.17	to	$10.23	$1,053	1.61%	0.25%	to	0.40%	34.70%	to	34.96%
2008	97	$7.55	to	$7.58	$736	0.58%	0.25%	to	0.40%	(40.64)%	to	(40.55)%
INVESCO V.I. MID CAP CORE EQUITY FUND
(Effective date 04/24/2009)
2012	16	$15.10	to	$15.10	$240	0.03%	0.00%	to	0.40%	10.36%	to	10.40%
2011	14	$13.46	to	$13.52	$184	0.14%	0.25%	to	0.40%	(6.79)%	to	(6.63)%
2010	1	$14.44	to	$14.48	$11	0.54%	0.25%	to	0.40%	13.70%	to	13.84%
INVESCO V.I. TECHNOLOGY FUND
2012	6	$12.42	to	$12.42	$77	0.00%	0.00%	to	0.25%	11.84%	to	11.84%
2011	5	$12.19	to	$12.19	$64	0.18%	0.25%	to	0.25%	(5.36)%	to	(5.36)%
2010	5	$11.35	to	$12.88	$59	0.00%	0.25%	to	0.40%	20.74%	to	21.05%
2009	3	$9.40	to	$10.64	$35	0.00%	0.25%	to	0.40%	56.93%	to	56.93%
2008	3	$5.99	to	$6.78	$17	0.00%	0.25%	to	0.40%	(44.74)%	to	(44.61)%
JANUS ASPEN BALANCED PORTFOLIO
2012	41	$18.90	to	$18.90	$773	1.88%	0.00%	to	0.40%	12.99%	to	13.08%
2011	22	$18.54	to	$15.23	$350	2.57%	0.25%	to	0.40%	1.26%	to	1.40%
2010	28	$18.31	to	$15.02	$431	2.45%	0.25%	to	0.40%	7.96%	to	8.14%
2009	40	$16.96	to	$13.89	$587	2.80%	0.25%	to	0.40%	25.35%	to	25.59%
2008	60	$13.53	to	$11.06	$734	2.75%	0.25%	to	0.40%	(16.17)%	to	(16.08)%
JANUS ASPEN FLEXIBLE BOND PORTFOLIO
2012	259	$23.86	to	$23.86	$6,178	2.18%	0.00%	to	0.40%	7.80%	to	7.92%
2011	311	$21.50	to	$15.46	$5,561	7.45%	0.25%	to	0.40%	6.33%	to	6.47%
2010	310	$20.22	to	$14.52	$5,173	6.45%	0.25%	to	0.40%	7.55%	to	7.72%
2009	289	$18.80	to	$13.48	$4,390	4.45%	0.25%	to	0.40%	12.78%	to	12.90%
2008	423	$16.67	to	$11.94	$5,351	4.47%	0.25%	to	0.40%	5.57%	to	5.76%
JANUS ASPEN FORTY PORTFOLIO
2012	67	$20.94	to	$20.94	$1,408	0.49%	0.00%	to	0.40%	23.72%	to	23.79%
2011	119	$16.22	to	$13.70	$1,777	0.29%	0.25%	to	0.40%	(7.05)%	to	(6.93)%
2010	283	$17.45	to	$14.72	$4,439	0.36%	0.25%	to	0.40%	6.27%	to	6.51%
2009	274	$16.42	to	$13.82	$4,012	0.04%	0.25%	to	0.40%	45.83%	to	45.93%
2008	299	$11.26	to	$9.47	$3,006	0.14%	0.25%	to	0.40%	(44.40)%	to	(44.26)%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
		(a)		(b)						(a)		(b)
JANUS ASPEN GLOBAL TECHNOLOGY PORTFOLIO
(Effective date 05/05/2008)
2012	3	$16.08	to	$16.08	$54	0.00%	0.00%	to	0.40%	19.26%	to	19.37%
2011	6	$10.59	to	$14.93	$73	0.00%	0.25%	to	0.40%	(9.02)%	to	(8.91)%
2010	6	$11.64	to	$16.39	$71	0.00%	0.25%	to	0.40%	24.36%	to	24.54%
2009	3	$9.36	to	$13.16	$29	0.00%	0.25%	to	0.40%	56.52%	to	31.60%
JANUS ASPEN OVERSEAS PORTFOLIO
(Effective date 05/01/2006)
2012	103	$25.68	to	$25.68	$2,648	0.40%	0.00%	to	0.40%	12.22%	to	12.38%
2011	260	$10.68	to	$10.77	$2,800	0.47%	0.25%	to	0.40%	(32.41)%	to	(32.35)%
2010	288	$15.80	to	$15.92	$4,575	0.74%	0.25%	to	0.40%	24.80%	to	25.06%
2009	216	$12.66	to	$12.73	$2,741	0.57%	0.25%	to	0.40%	78.81%	to	79.04%
2008	218	$7.08	to	$7.11	$1,546	1.40%	0.25%	to	0.40%	(52.32)%	to	(52.22)%
JANUS ASPEN WORLDWIDE PORTFOLIO
2012	32	$7.94	to	$7.94	$254	0.41%	0.00%	to	0.25%	18.46%	to	18.46%
2011	39	$10.43	to	$10.43	$406	0.60%	0.25%	to	0.25%	(14.01)%	to	(14.01)%
2010	42	$10.43	to	$12.13	$513	0.60%	0.25%	to	0.40%	15.38%	to	15.63%
2009	34	$9.04	to	$10.49	$353	1.43%	0.25%	to	0.40%	37.18%	to	37.30%
2008	32	$6.59	to	$7.64	$236	1.07%	0.25%	to	0.40%	(44.90)%	to	(44.80)%
NEUBERGER BERMAN AMT GUARDIAN PORTFOLIO
2012	110	$15.64	to	$15.64	$1,723	0.16%	0.00%	to	0.25%	11.86%	to	11.86%
2011	129	$12.33	to	$12.33	$1,589	0.44%	0.25%	to	0.25%	(3.14)%	to	(3.14)%
2010	168	$15.92	to	$12.73	$2,136	0.42%	0.25%	to	0.40%	18.54%	to	18.64%
2009	177	$13.43	to	$10.73	$1,900	1.16%	0.25%	to	0.40%	29.13%	to	29.43%
2008	186	$10.40	to	$8.29	$1,542	0.58%	0.25%	to	0.40%	(37.50)%	to	(37.39)%
NEUBERGER BERMAN AMT LARGE CAP VALUE PORTFOLIO
2012	97	$15.35	to	$15.35	$1,483	0.24%	0.00%	to	0.25%	15.51%	to	15.51%
2011	121	$10.87	to	$10.87	$1,318	0.00%	0.25%	to	0.25%	(11.55)%	to	(11.55)%
2010	124	$15.53	to	$12.29	$1,528	0.67%	0.25%	to	0.40%	16.07%	to	15.40%
2009	154	$13.38	to	$10.65	$1,637	3.33%	0.25%	to	0.40%	54.33%	to	55.70%
2008	18	$8.67	to	$6.84	$124	0.60%	0.25%	to	0.40%	(52.60)%	to	(52.53)%
NEUBERGER BERMAN AMT MID CAP INTRINSIC VALUE PORTFOLIO
(Effective date 05/01/2006)
2012	92	$13.46	to	$13.46	$1,237	0.35%	0.00%	to	0.40%	14.75%	to	14.85%
2011	78	$9.72	to	$9.80	$761	0.61%	0.25%	to	0.40%	(6.90)%	to	(6.76)%
2010	84	$10.44	to	$10.51	$883	0.75%	0.25%	to	0.40%	25.63%	to	25.87%
2009	85	$8.31	to	$8.35	$712	1.86%	0.25%	to	0.40%	46.05%	to	46.23%
2008	84	$5.69	to	$5.71	$481	1.30%	0.25%	to	0.40%	(46.02)%	to	(45.98)%
NEUBERGER BERMAN AMT MID CAP PORTFOLIO
2012	21	$12.75	to	$12.75	$263	0.00%	0.00%	to	0.25%	12.27%	to	12.27%
2011	19	$15.40	to	$15.40	$293	0.00%	0.25%	to	0.25%	0.26%	to	0.26%
2010	20	$16.04	to	$15.36	$306	0.00%	0.25%	to	0.40%	28.53%	to	28.75%
2009	15	$12.48	to	$11.93	$179	0.00%	0.25%	to	0.40%	31.09%	to	31.24%
2008	45	$9.52	to	$9.09	$424	0.00%	0.25%	to	0.40%	(43.60)%	to	(43.51)%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31						For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)		Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
			(a)		(b)						(a)		(b)
NEUBERGER BERMAN AMT SMALL CAP GROWTH PORTFOLIO
2012	3		$11.46	to	$11.46	$37	0.00%	0.00%	to	0.25%	9.08%	to	9.08%
2011	5		$9.52	to	$9.52	$45	0.00%	0.25%	to	0.25%	(1.35)%	to	(1.35)%
2010	19		$10.36	to	$9.65	$199	0.00%	0.25%	to	0.40%	19.08%	to	19.28%
2009	31		$8.70	to	$8.09	$270	0.00%	0.25%	to	0.40%	22.36%	to	22.58%
2008	33		$7.11	to	$6.60	$231	0.00%	0.25%	to	0.40%	(39.75)%	to	(39.67)%
NEUBERGER BERMAN AMT SOCIALLY RESPONSIVE PORTFOLIO
2012	2		$16.93	to	$16.93	$32	0.04%	0.00%	to	0.25%	10.05%	to	10.05%
2011	2		$12.32	to	$12.32	$29	0.34%	0.25%	to	0.25%	(3.30)%	to	(3.30)%
2010	2		$16.73	to	$12.74	$27	0.03%	0.25%	to	0.40%	22.30%	to	22.50%
2009	3		$13.68	to	$10.40	$29	2.05%	0.25%	to	0.40%	30.91%	to	31.15%
2008	3		$10.45	to	$7.93	$28	1.85%	0.25%	to	0.40%	(39.67)%	to	(39.60)%
PIMCO VIT HIGH YIELD PORTFOLIO
2012	24		$18.69	to	$18.69	$455	2.77%	0.00%	to	0.40%	13.51%	to	13.69%
2011	13		$15.83	to	$14.70	$206	6.95%	0.25%	to	0.40%	2.93%	to	3.09%
2010	14		$15.38	to	$14.26	$211	7.22%	0.25%	to	0.40%	14.01%	to	14.17%
2009	7		$13.49	to	$12.49	$90	8.41%	0.25%	to	0.40%	39.65%	to	39.87%
2008	5		$9.66	to	$8.93	$50	7.85%	0.25%	to	0.40%	(23.82)%	to	(23.74)%
PIMCO VIT LOW DURATION PORTFOLIO
2012	491		$14.56	to	$14.56	$7,144	1.01%	0.00%	to	0.40%	5.36%	to	5.52%
2011	218		$13.34	to	$13.33	$2,905	1.68%	0.25%	to	0.40%	0.76%	to	0.83%
2010	194		$13.24	to	$13.22	$2,569	1.62%	0.25%	to	0.40%	4.83%	to	5.00%
2009	208		$12.63	to	$12.59	$2,621	3.56%	0.25%	to	0.40%	12.87%	to	13.02%
2008	243		$11.19	to	$11.14	$2,717	4.07%	0.25%	to	0.40%	(0.80)%	to	(0.62)%
PIMCO VIT REAL RETURN PORTFOLIO
2012	66		$17.77	to	$17.77	$1,181	0.71%	0.00%	to	0.40%	8.25%	to	8.33%
2011	114		$15.85	to	$14.78	$1,689	2.10%	0.25%	to	0.40%	11.23%	to	11.38%
2010	108		$14.25	to	$13.27	$1,460	1.45%	0.25%	to	0.40%	7.71%	to	7.89%
2009	124		$13.23	to	$12.30	$1,571	2.96%	0.25%	to	0.40%	17.81%	to	18.04%
2008	153		$11.23	to	$10.42	$1,630	3.53%	0.25%	to	0.40%	(7.34)%	to	(7.30)%
PIMCO VIT TOTAL RETURN PORTFOLIO
2012	465		$17.76	to	$17.76	$8,250	1.42%	0.00%	to	0.40%	9.02%	to	9.16%
2011	290		$15.70	to	$15.21	$4,427	2.63%	0.25%	to	0.40%	3.15%	to	3.33%
2010	278		$15.22	to	$14.72	$4,101	2.41%	0.25%	to	0.40%	7.71%	to	7.84%
2009	278		$14.13	to	$13.65	$3,805	4.60%	0.25%	to	0.40%	13.59%	to	13.75%
2008	126		$12.44	to	$12.00	$1,521	4.46%	0.25%	to	0.40%	4.36%	to	4.53%
PUTNAM VT EQUITY INCOME FUND
(Effective date 04/24/2009)
2012	9		$18.13	to	$18.13	$169	1.32%	0.00%	to	0.40%	18.24%	to	18.32%
2011	7		$14.99	to	$15.05	$99	2.31%	0.25%	to	0.40%	1.63%	to	1.83%
2010	9		$14.75	to	$14.78	$132	0.00%	0.25%	to	0.40%	12.42%	to	12.48%
PUTNAM VT HIGH YIELD FUND
(Effective date 04/24/2009)
2012	4		$18.02	to	$18.02	$74	2.79%	0.00%	to	0.40%	15.68%	to	15.69%
2011	0	*	$15.32	to	$15.32	$5	0.00%	0.40%	to	0.40%	1.39%	to	1.39%

(Continued)

COLI VUL-2 SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

FINANCIAL HIGHLIGHTS	At December 31					For the year or period ended December 31
INVESTMENT DIVISIONS	Units (000s)	Unit Fair Value			Net Assets (000s)	Investment Income Ratio	Expense Ratio lowest to highest			Total Return
		(a)		(b)						(a)		(b)
PUTNAM VT INTERNATIONAL GROWTH FUND
(Effective date 04/24/2009)
2012	1	$16.36	to	$16.36	$23	0.95%	0.00%	to	0.25%	19.39%	to	19.39%
2011	2	$13.41	to	$13.41	$27	1.86%	0.25%	to	0.25%	(17.83)%	to	(17.83)%
2010	1	$16.28	to	$16.32	$21	1.70%	0.25%	to	0.40%	12.04%	to	12.16%
ROYCE CAPITAL FUND - MICRO-CAP PORTFOLIO
(Effective date 05/01/2006)
2012	42	$11.61	to	$11.61	$492	0.00%	0.00%	to	0.40%	6.55%	to	6.59%
2011	65	$10.56	to	$10.65	$689	2.41%	0.25%	to	0.40%	(12.66)%	to	(12.49)%
2010	72	$12.09	to	$12.17	$870	2.16%	0.25%	to	0.40%	29.44%	to	29.61%
2009	32	$9.34	to	$9.39	$304	0.00%	0.25%	to	0.40%	56.97%	to	57.29%
2008	32	$5.95	to	$5.97	$190	2.24%	0.25%	to	0.40%	(43.66)%	to	(43.63)%
ROYCE CAPITAL FUND - SMALL-CAP PORTFOLIO
(Effective date 05/01/2006)
2012	69	$12.85	to	$12.85	$882	0.01%	0.00%	to	0.40%	11.61%	to	11.79%
2011	80	$11.20	to	$11.29	$899	0.28%	0.25%	to	0.40%	(3.86)%	to	(3.83)%
2010	97	$11.65	to	$11.74	$1,143	0.09%	0.25%	to	0.40%	19.73%	to	20.04%
2009	130	$9.73	to	$9.78	$1,266	0.00%	0.25%	to	0.40%	34.39%	to	34.71%
2008	113	$7.24	to	$7.26	$823	0.36%	0.25%	to	0.40%	(27.74)%	to	(27.76)%
VAN ECK VIP EMERGING MARKETS FUND
(Effective date 05/05/2008)
2012	1	$36.63	to	$36.63	$22	0.00%	0.00%	to	0.40%	27.07%	to	27.07%
2011	2	$7.63	to	$7.63	$13	0.95%	0.40%	to	0.40%	(26.07)%	to	(26.07)%
2010	1	$10.32	to	$19.42	$11	0.00%	0.25%	to	0.40%	26.32%	to	26.51%
VAN ECK VIP GLOBAL HARD ASSETS FUND
(Effective date 05/05/2008)
2012	3	$66.58	to	$66.58	$173	0.35%	0.00%	to	0.40%	2.55%	to	2.67%
2011	30	$8.11	to	$13.51	$335	0.81%	0.25%	to	0.40%	(16.74)%	to	(16.66)%
2010	20	$9.74	to	$16.21	$203	0.07%	0.25%	to	0.40%	28.67%	to	28.86%
2009	5	$7.57	to	$12.58	$37	0.23%	0.25%	to	0.40%	57.05%	to	25.80%

* The Investment Division has units and/or assets that round to less than $1,000 or 1,000 units.

(a) The amounts in these columns are associated with the highest Expense Ratio.

(b) The amounts in these columns are associated with the lowest Expense Ratio.

(Concluded)

PART C: OTHER INFORMATION

Item 26. Exhibits

(a)

Board of Directors Resolution. Resolution authorizing establishment of Registrant is incorporated by reference to initial Registrant’s Registration Statement on Form S-6 filed on January 22, 1999 (File No. 333-70963).

(b)	Custodian Agreements. None.

(c)

Underwriting Contracts. Copy of underwriting contract between Great-West Life & Annuity Insurance Company (“Great-West”) and GWFS Equities, Inc. (formerly BenefitsCorp Equities, Inc.) is incorporated by reference to Registrant’s Post-Effective Amendment No. 9 on Form N-6 filed on April 29, 2003 (File Nos. 333-70963).

(d)	Policies.

	(d)(1)	Specimen Policy Form 355-CSO is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

(d)(2)

Specimen Term Life Insurance Rider (Form J355rider-CSO for policies issued after January 1, 2009) is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

	(d)(3)	Specimen Policy Free-Look Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 1 on Form S-6 filed on April 27, 2000 (File No. 333-70963).

	(d)(4)	Specimen Policy Return of Expense Charge Endorsement is incorporated by reference to Registrant’s Post-Effective Amendment No. 4 on Form S-6 filed on April 25, 2001 (File No. 333-70963).

	(d)(5)	Change of Insured Rider is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on April 30, 2004 (File No. 333-70963 and 811-09201).

(d)(8)

Specimen Fixed Account Endorsement Form 379 is incorporated by reference to Registrant’s Post-Effective Amendment No. 19 to Registration Statement on Form N-6 as filed on December 17, 2008 (File No. 333-70963).

	(d)(9)	Specimen Policy Form J355rev2 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012.

	(d)(10)	Specimen Policy Endorsement (Form ICC 12-J801) is incorporated by reference to Registrant’s Post-Effective Amendment No. 26 to Registration Statement filed on Form N-6 as filed on September 27, 2012.

(e)	Applications. Specimen Application is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 filed on June 23, 1999 (File No. 333-70963).

(f)	(f)(1)

Depositor’s Certificate of Incorporation. Copy of Articles of Incorporation of Great-West, as amended, is incorporated by reference to Pre-Effective Amendment No. 2 on Form S-1 of Great-West filed on October 29, 1996, (File No. 333-01173).

(f)(2)

By-Laws of Great-West as amended June 17, 1997 is incorporated by reference to Amendment No. 1 on Form 10-K of Great-West filed on March 31, 1998 (File No. 333-01173); Amended Bylaws of Great-West are incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement filed by FutureFunds Series Account on Form N-4 on April 24, 2006 (File No. 2-89550).

(g)	Reinsurance Contracts.

(g)(1)

Automatic YRT Reinsurance Agreement Effective October 1, 2008 between Great-West and The Canada Life Assurance Company (redacted), Amendment 1 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 (redacted) and Amendment 2 to the Automatic YRT Reinsurance Agreement Effective October 1, 2008 dated August 1, 2010 (redacted) are incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West Life & Annuity Insurance Company of New York(“Great-West of New York”) on Form N-6 on April 26, 2011 (File No. 333-146241).

(g)(2)

Automatic/Facultative YRT Guaranteed Issue and Fully Underwritten Reinsurance Agreement between Great-West and RGA Reinsurance Company effective May 1, 2010 (redacted) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).

(g)(3)

Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and SCOR Global Life U.S. Re Insurance Company effective May 1, 2010 (redacted) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).

(g)(4)

Automatic Yearly Renewable Term Reinsurance Agreement between Great-West and Hannover Life Reassurance Company of America effective May 1, 2010 (redacted) is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 on April 26, 2011 (File No. 333-146241).

(h)	Participation Agreements.

(h)(1)

Participation Agreement among Great-West, AIM Variable Insurance Funds, Inc., and AIM Distributors, Inc., dated March 30, 2005, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File Nos. 333-70963).

(h)(2)

First Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(3)

Second Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(4)

Third Amendment to Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc and Great-West dated April 30, 2004, is incorporated by reference to Pre Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(5)

Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 14, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(6)

First Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated April 20, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(7)

Second Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc. and Fund Distributors, dated May 1, 2002, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(8)

Third Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated April 26, 2005, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(9)

Fourth Amendment to Fund Participation Agreement among Great-West, American Century Investment Management, Inc., and Fund Distributors, dated September 17, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(10)

Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), American Funds Insurance Series and Capital Research and Management Company dated January 28, 2008 is incorporated by reference to Registrant’s Post-Effective No. 16 on Form N-6 filed on April 21, 2008 (File No. 333-70963)

(h)(11)

Fund Participation Agreement among Great-West, Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P. and Davis Distributors, LLC, dated December 16, 2004, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(12)

First Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Davis Variable Account Fund, Inc., Davis Selected Advisers, L.P., and Davis Distributors, LLC, dated July 2, 2007 is incorporated by reference to the Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(13)

Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated December 31, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(14)

Amendment to Fund Participation Agreement between Great-West and Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.), dated March 15, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(15)

Amendment to Fund Participation Agreement among Great-West, Dreyfus Growth and Value Funds, Inc., Dreyfus Life & Annuity Index Fund, Inc., and Dreyfus Variable Investment Fund, dated January 1, 2002, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(16)

Second Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(17)

Third Amendment to Fund Participation Agreement among Great-West, Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated December 1, 2004, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(18)

Fourth Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Dreyfus Stock Index Fund, Inc. (formerly known as Dreyfus Life & Annuity Index Fund, Inc.) and Dreyfus Variable Investment Fund, dated July 31, 2007 is incorporated by reference to Initial Registration Statement filed by COLI VUL-4 Series Account of First Great-West on Form N-6 filed on September 21, 2007 (File No. 333-146241).

(h)(19)

Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated February 1, 1994, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(20)

First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(21)

Second Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(22)

Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated May 1, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(23)

First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund II and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(24)

Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated November 1, 2000, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(25)

First Amendment to Participation Agreement among Great-West, Variable Insurance Products Fund III and Fidelity Distributors Corporation, dated May 1, 2001, is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(26)

Amended and Restated Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated October 26, 2006 is incorporated by reference to Registrant’s Post Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

(h)(27)

Amendment to Fund Participation Agreement among Great-West, Variable Insurance Products Funds, and Fidelity Distributors Corporation dated May 16, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(28)

Second Amendment to Amended and Restated Participation Agreement among Great-West, Variable Insurance Products I, Variable Insurance Products II, Variable Insurance Products III, Variable Insurance Products IV, Variable Insurance Products V and Fidelity Distributors Corporation dated August 29, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(29)

Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated June 1, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(30)

Letter Agreement Supplement to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated April 27, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(31)

Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated December 1, 1998, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(32)

Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series and Janus Capital Corporation, dated October 4, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(33)

Third Amendment to Fund Participation Agreement between Great-West, Janus Aspen Series and Janus Capital Corporation, dated September 14, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(34)

Amendment to Fund Participation Agreement among Great-West, Janus Aspen Series, and Janus Capital Corporation dated January 31, 2007 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008 (File No. 333-70963).

(h)(35)

Agreement between Great-West and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) is incorporated by reference to Registrant’s Post Effective Amendment No. 13 on Form N-6 filed on April 28, 2006 (File No. 333-70963).

(h)(36)

Amendment to Agreement between Great-West, First Great-West (now known as Great-West of New York), and Maxim Series Fund, Inc. (now known as Great-West Funds, Inc.) dated November 1, 2007, is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(37)

Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated January 1, 1999, is incorporated by reference to Registrant’s Post Effective Amendment No. 5 to Form S-6 filed on April 24, 2002 (File No. 333-70963).

(h)(38)

Amendment to Fund Participation Agreement among Great-West, Neuberger Berman Advisers Management Trust, Advisers Managers Trust, and Neuberger Berman Management Incorporated, dated October 24, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West of New York on Form N-6 filed on December 4, 2007 (File No. 333-146241).

(h)(39)

Fund Participation Agreement among Great-West, PIMCO Variable Insurance Trust, Pacific Investment Management Company LLC and PIMCO Advisors Distributors LLC, dated March 1, 2004 is incorporated by reference to Registrant’s Post-Effective Amendment No. 10 on Form N-6 filed on May 3, 2004 (File No. 333-70963).

(h)(40)

First Amendment to Participation Agreement among Great-West, PIMCO Variable Trust, Pacific Investment Management Company, LLC, Allianz Global Investors Distributors, LLC and First-Great-West dated August 31, 2007 is incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement filed by COLI VUL-4 Series Account of Great-West on Form N-6 filed on November 1, 2007 (File No. 333-145333).

(h)(41)

Fund Participation Agreement among Great-West, Scudder Variable Series I, Scudder Variable Series II, Scudder Investment VIT Funds, Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc. and Scudder Distributors, dated March 31, 2005, is incorporated by reference to Registrant’s Post Effective Amendment No. 12 on Form N-6 filed on April 29, 2005 (File No. 333-70963).

(h)(42)

First Amendment to Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) and First Great-West (now known as Great-West of New York) dated April 11, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York filed on September 21, 2007 (File No. 333-146241) .

(h)(43)

Second Amendment to Fund Participation Agreement among Great-West, DWS Variable Series I (formerly Scudder Variable Series I), DWS Variable Series II (formerly Scudder Variable Series II), DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Deutsche Investment Management Americas Inc., DWS Scudder Distributors, Inc. (formerly Scudder Distributors, Inc.) and First Great-West (now known as Great-West of New York) dated July 1, 2007 is incorporated by reference to the Initial Registration Statement of COLI VUL-4 Series Account of Great-West of New York filed on September 21, 2007 (File No. 333-146241).

(h)(44)

Fund Participation Agreement among Great-West, Royce Capital Fund, and Royce & Associates, LLC dated September 30, 2005 is incorporated by reference to Registrant’s Post Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

(h)(45)

Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation, Great-West and First Great-West dated October 11, 2007 is incorporated by reference to Registrant’s Post Effective Amendment No. 16 on Form N-6, as filed on April 21, 2008. (File No. 333-70963).

(h)(46)

Participation Agreement among Putnam Variable Trust, Putnam Management Limited Partnership, Great-West and First Great-West (now known as Great-West of New York) dated April 30, 2008 is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008. (File No. 333-70963).

(h)(47)

Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Columbia Funds Variable Insurance Trust, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. dated April 30, 2009 is incorporated by reference to Registrant’s Post Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).

(h)(48)

Amendment to Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Royce Capital Fund, and Royce and Associates, LLC dated May 1, 2009 is incorporated by reference to Registrant’s Post Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).

(h)(49)

Second Amendment to the Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), The Alger American Fund, Fred Alger Management, Inc., and Fred Alger & Company, Inc. dated November 2, 2009 is incorporated by reference to Registrant’s Post Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).

(h)(50)

Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), Federated Insurance Series and Federated Securities Corp. dated March 3, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012.

(h)(51)

First Amendment to Fund Participation Agreement among Great-West, First Great-West (now known as Great-West of New York), GWFS Equities, Inc., Federated Insurance Series and Federated Securities Corp. dated March 3, 2012 is incorporated by reference to Registrant’s Post-Effective Amendment No. 25 to Registration Statement on Form N-6 as filed on April 27, 2012.

(h)(52)	Participation Agreement among Great-West, Great-West of New York, Goldman Sachs Variable Insurance Trust, and Goldman, Sachs & Co. dated April 19, 2013 is filed herewith.

(i)	Administrative Contracts. None.

(j)

Other Material Contracts. Form of Rule 22c-2 Shareholder Information Agreement is incorporated by reference to Post Effective Amendment No. 14 to the Registration Statement filed on Form N-6 on April 30, 2007 (File No. 333-70963).

(k)

Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered is incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Form S-6 filed on June 23, 1999 (File No. 333-70963)

(l)	Actuarial Opinion. None.

(m)	Calculation of Hypothetical Illustration Value is incorporated by reference to Registrant’s Post Effective Amendment No. 9 to Form N-6 filed on April 29, 2003 (File No. 333-70963).

(n)	Other Opinions.

(n)(1)	Legal Consent of Jorden Burt, LLP is filed herewith.

(n)(2)	Consent of Deloitte & Touche, LLP is filed herewith.

(o)	Omitted Financial Statements. None.

(p)	Initial Capital Agreements. None.

(q)	Redeemability Exemption. None.

(r)

Power of Attorney for Raymond L.S. McFeetors is incorporated by reference to Registrant’s Post-Effective Amendment No. 17 on form N-6 filed on September 30, 2008. Power of Attorney for R.J. Orr is incorporated by reference to Registrant’s Post Effective Amendment No. 16 on Form N-6, as filed on April 21, 2008. The Powers of Attorney for the J.L. Bernbach, A. Desmerais, P. Desmarias, Jr., A. Louvel, J.E.A. Nickerson, M. Plessis-Bélair and B. E. Walsh are incorporated by reference to Post Effective Amendment No. 15 to the Registration Statement filed on Form N-6 on April 26, 2007 (File No. 333-70963). The Powers of Attorney for H.P. Rousseau, R. Royer and T.T. Ryan are incorporated by reference to Registrant’s Post Effective Amendment No. 21 on form N-6 filed on April 16, 2010 (File No. 333-70963).

   Item 27. Directors and Officers of the Depositor.

Name	Principal Business Address	Positions and Offices with Depositor
J. L. Bernbach	EngineUSA 460 Park Avenue South, 7th Floor New York, NY 10016	Director
A. Desmarais	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
P. Desmarais, Jr.	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
M.T.G. Graye	8515 E. Orchard Road Greenwood Village, CO 80111	Director, President, Chief Executive Officer and Principal Financial Officer
A. Louvel	P.O. Box 1073 38 Beach Lane Wainscott, NY 11975	Director
R. L. McFeetors	Great-West Life 100 Osborne Street N Winnipeg, Canada MB R3C 3A5	Chairman of the Board
J. E.A. Nickerson	H.B. Nickerson & Sons Limited P.O. Box 130 255 Commercial Street North Sydney, Nova Scotia, Canada B2A 3M2	Director
R.J. Orr	Power Financial Corporation 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
M. Plessis-Bélair, F. C. A.	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
H.P. Rousseau	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
R. Royer	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
T.T. Ryan. Jr.	SIFMA 120 Broadway, 35th Floor New York, NY 10271-0080	Director

J. Selitto	437 West Chestnut Hill Avenue Philadelphia, PA 19118	Director
G. Tretiak	Power Corporation of Canada 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3	Director
B. E. Walsh	Saguenay Capital, LLC Two Manhattanville Rd, #403 Purchase, New York 10577	Director
S. M. Corbett	8515 East Orchard Road Greenwood Village, CO 80111	Executive Vice President and Chief Investment Officer
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Executive Vice President, Individual Markets
C. H. Cumming	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Defined Contribution Markets
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, FASCore Operations
E.P. Friesen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Investments
R. J. Laeyendecker	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Executive Benefits Markets
S. A. Miller	8525 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Chief Information Officer
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	President, Great-West Retirement Services
R.G. Schultz	8525 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, General Counsel and Secretary
C.S. Tocher	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President, Investments
J. Van Harmelen	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President and Controller

Item 28. Person Controlled by or Under Common Control with the Depositor or the Registrant.

The Registrant is a separate account of Great-West Life & Annuity Insurance Company, a stock life company organized under the laws of the State of Colorado (“Depositor”). The Depositor is an indirect subsidiary of Power Corporation of Canada. An organizational chart for Power Corporation of Canada is set out below.

Organizational Chart – December 31, 2012

I.	OWNERSHIP OF POWER CORPORATION OF CANADA

The following sets out the ownership, based on votes attached to the outstanding voting shares, of Power Corporation of Canada:

Paul G. Desmarais

99.999% - Pansolo Holding Inc.

100% - 3876357 Canada Inc.

100% - 3439496 Canada Inc.

100% - Capucines Investments Corporation

  32% - Nordex Inc. (68% also owned directly by Paul G. Desmarais)

94.9% - Gelco Enterprises Ltd. (5.1% also owned directly by Paul G. Desmarais)

53.62% - Power Corporation of Canada

The total voting rights of Power Corporation of Canada (PCC) controlled directly and indirectly by Mr. Paul G. Desmarais is as follows. There are issued and outstanding as of December 31, 2012 411,144,806 Subordinate Voting Shares (SVS) of PCC carrying one vote per share and 48,854,772 Participating Preferred Shares (PPS) carrying 10 votes per share; hence the total voting rights are 899,692,526.

Pansolo Holding Inc. owns directly 15,216,033 SVS and 367,692 PPS, entitling Pansolo Holding Inc. directly to an aggregate percentage of voting rights of 18,892,953 or 2.1 % of the total voting rights attached to the shares of PCC. Pansolo Holding Inc. wholly owns 3876357 Canada Inc., 3439496 Canada Inc. and Capucines Investments Corporation which respectively own 40,686,080 SVS, 3,236,279 SVS, 3,125,000 SVS of PCC, representing respectively 4.52%, 0.36%, 0.35 % of the aggregate voting rights of PCC.

Gelco Entreprises Ltd owns directly 48,235,700 PPS, representing 53.61% of the aggregate voting rights of PCC (PPS (10 votes) and SVS (1 vote)). Hence, the total voting rights of PCC under the direct and indirect control of Mr. Paul G. Desmarais is approximately 61.11%; note that this is not the equity percentage.

Mr. Paul G. Desmarais also owns personally 1,561,750 SVS of PCC.

II.	OWNERSHIP BY POWER CORPORATION OF CANADA

Power Corporation of Canada has a 10% or greater voting interest in the following entities:

A.	Great-West Life & Annuity Insurance Company Group of Companies (U.S. insurance)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

65.98% - Power Financial Corporation

68.18% - Great-West Lifeco Inc.

100.0% - Great-West Financial (Canada) Inc.

100.0% - Great-West Financial (Nova Scotia) Co.

100.0% - Great-West Lifeco U.S. Inc.

100.0% - GWL&A Financial Inc.

  60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

  60.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

  60.0% - Great-West Life & Annuity Insurance Capital, LLC

  60.0% - Great-West Life & Annuity Insurance Capital, LLC II

100.0% - Great-West Life & Annuity Insurance Company (Fed ID # 84-0467907 - NAIC # 68322, CO)

100.0% - Great-West Life & Annuity Insurance Company of New York (Fed ID # 13-2690792 - NAIC # 79359, NY)

100.0% - Advised Assets Group, LLC

100.0% - GWFS Equities, Inc.

100.0% - Great-West Life & Annuity Insurance Company of South Carolina

100.0% - Emjay Corporation

100.0% - FASCore, LLC

  50.0% - Westkin Properties Ltd.

  63.95% - Great-West Funds, Inc.

100.0% - Great-West Capital Management, LLC

100.0% - Great-West Trust Company, LLC

100.0% - Lottery Receivables Company One LLC

100.0% - LR Company II, L.L.C.

100.0% - Singer Collateral Trust IV

100.0% - Singer Collateral Trust V

  43.87% - 2001 Books Holdings, LLC

B.	Putnam Investments Group of Companies (Mutual Funds)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

65.98% - Power Financial Corporation

68.18% - Great-West Lifeco Inc.

100.0% - Great-West Financial (Canada) Inc.

100.0% - Great-West Financial (Nova Scotia) Co.

100% - Great-West Lifeco U.S. Inc.

100% - Putnam Investments, LLC

100.0% - Putnam Acquisition Financing Inc.

100.0% - Putnam Acquisition Financing LLC

100.0% - Putnam U.S. Holdings I, LLC

100.0% - Putnam Investment Management, LLC

100.0% - Putnam Fiduciary Trust Company (NH)

100.0% - Putnam Investor Services, Inc.

100.0% - Putnam Retail Management GP, Inc.

  99.0% - Putnam Retail Management Limited Partnership (1% owned by Putnam Retail Management GP, Inc.)

  80.0% - PanAgora Asset Management, Inc.

100.0% - Putnam GP Inc.

  99.0% - TH Lee Putnam Equity Managers LP (1% owned by Putnam GP Inc.)

100.0% - Putnam Investment Holdings, LLC

100.0% - Savings Investments, LLC

100.0% - Putnam Aviation Holdings, LLC

100.0% - Putnam Capital, LLC

100.0% - The Putnam Advisory Company, LLC

100.0% - Putnam Investments Inc.

100.0% - Putnam Investments (Ireland) Limited

100.0% - Putnam Investments Australia Pty Limited

100.0% - Putnam Investments Securities Co., Ltd.

100.0% - Putnam International Distributors, Ltd.

100.0% - Putnam Investments Argentina S.A.

100.0% - Putnam Investments Limited

C.	The Great-West Life Assurance Company Group of Companies (Canadian insurance)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

65.98% - Power Financial Corporation

68.18% - Great-West Lifeco Inc.

100.0% - 2142540 Ontario Inc.

100.0% - Great-West Lifeco Finance (Delaware) LP

100.0% - Great-West Lifeco Finance (Delaware) LLC

100.0% - 2023308 Ontario Inc.

100.0% - Great-West Life & Annuity Insurance Capital, LP

40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co.

40.0% - Great-West Life & Annuity Insurance Capital, LLC

100.0% - Great-West Life & Annuity Insurance Capital, LP II

40.0% - Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

40.0% - Great-West Life & Annuity Insurance Capital, LLC II

100.0% - 2171866 Ontario Inc

100.0% - Great-West Lifeco Finance (Delaware) LP II

100.0% - Great-West Lifeco Finance (Delaware) LLC II

100.0% - 2023310 Ontario Inc.

100.0% - 2023311 Ontario Inc.

100.0% - 6109756 Canada Inc.

100.0% - 6922023 Canada Inc.

100.0% - The Great-West Life Assurance Company (NAIC #80705, MI)

71.4% - GWL THL Private Equity I Inc. (28.6% owned by The Canada Life Assurance Company)

100.0% - GWL THL Private Equity II Inc.

100.0% - Great-West Investors Holdco Inc.

100.0% - Great-West Investors LLC

100.0% - Great-West Investors LP Inc.

100.0% - Great-West Investors GP Inc.

100.0% - Great-West Investors LP

100.0% - T.H. Lee Interests

100.0% - GWL Realty Advisors Inc.

100.0% - GWL Realty Advisors U.S., Inc.

100.0% - RA Real Estate Inc.

0.1% RMA Real Estate LP

100.0% - Vertica Resident Services Inc.

100.0% - 2278372 Ontario Inc. (0.0001% interest in NF Real Estate Limited Partnership)

100.0% - GLC Asset Management Group Ltd.

100.0% - 801611 Ontario Limited

100.0% - 118050 Canada Inc.

100.0% - 1213763 Ontario Inc.

99.9% - Riverside II Limited Partnership

  70.0% - Kings Cross Shopping Centre Ltd.

100.0% - 681348 Alberta Ltd.

100.0% - The Owner: Condominium Plan No 8510578

  50.0% - 3352200 Canada Inc.

100.0% - 1420731 Ontario Limited

100.0% - 1455250 Ontario Limited

100.0% - CGWLL Inc.

  65.0% - The Walmer Road Limited Partnership

  50.0% - Laurier House Apartments Limited

100.0% - 2024071 Ontario Limited

100.0% - 431687 Ontario Limited

    0.1% - Riverside II Limited Partnership

100.0% - High Park Bayview Inc.

  75.0% - High Park Bayview Limited Partnership

    5.6% - MAM Holdings Inc. (94.4% owned by The Canada Life Insurance Company of Canada)

100.0% - 647679 B.C. Ltd.

  70.0% - TGS North American Real Estate Investment Trust

100.0% - TGS Trust

  70.0% - RMA Investment Company (Formerly TGS Investment Company)

100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)

100.0% - RMA Property Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)

100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)

100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. (50%)]

100.0% - RMA American Realty Corp.

1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]

  99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)

100.0% - 1218023 Alberta Ltd.

50% - special shares in RMA (U.S.) Realty LLC (Delaware)

100.0% - 1214931 Alberta Ltd.

50% - special shares in RMA (U.S.) Realty LLC (Delaware)

  70.0% - RMA Real Estate LP

100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)

100.0% - S-8025 Holdings Ltd.

100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.

  70.0% - KS Village (Millstream) Inc.

  70.0% - 0726861 B.C. Ltd.

  70.0% - Trop Beau Developments Limited

  70.0% - Kelowna Central Park Properties Ltd.

  70.0% - Kelowna Central Park Phase II Properties Ltd.

  40.0% - PVS Preferred Vision Services

  30.0% - Vaudreuil Shopping Centres Limited

  12.5% - Saskatoon West Shopping Centres Limited

  12.5% - 2331777 Ontario Ltd.

  12.5% - 2344701 Ontario Ltd.

100.0% - London Insurance Group Inc.

100.0% - Trivest Insurance Network Limited

100.0% - London Life Insurance Company (Fed ID # 52-1548741 – NAIC # 83550, MI)

100.00% - 1542775 Alberta Ltd.

100.0% - 0813212 B.C. Ltd.

  30.0% - Kings Cross Shopping Centre Ltd.

  30.0% - 0726861 B.C. Ltd.

  30.0% - TGS North American Real Estate Investment Trust

100.0% - TGS Trust

  30.0% - RMA Investment Company (Formerly TGS Investment Company)

100.0% - RMA Property Management Ltd. (Formerly TGS REIT Property Management Ltd.)

100.0% - RMAProperty Management 2004 Ltd. (Formerly TGS REIT Property Management 2004 Ltd.)

100.0% - RMA Realty Holdings Corporation Ltd. (Formerly TGS Realty Holdings Corporation Ltd.)

100.0% - RMA (U.S.) Realty LLC (Delaware) [(special shares held by each of 1218023 Alberta Ltd. (50%) and 1214931 Alberta Ltd. 50%)]

100.0% - RMA American Realty Corp.

1% - RMA American Realty Limited Partnership [(99% owned by RMA (U.S.) Realty LLC (Delaware)]

99.0% - RMA American Realty Limited Partnership (1% owned by RMA American Realty Corp.)

100.0% - 1218023 Alberta Ltd.

50% - special shares in RMA (U.S.) Realty LLC (Delaware)

100.0% - 1214931 Alberta Ltd.

50% - special shares in RMA (U.S.) Realty LLC (Delaware)

  30.0% - RMA Real Estate LP

100.0% - RMA Properties Ltd. (Formerly TGS REIT Properties Ltd.)

100.0% - S-8025 Holdings Ltd.

100.0% - RMA Properties (Riverside) Ltd. (Formerly TGS REIT Properties (Riverside) Ltd.

100.0% - 1319399 Ontario Inc.

100.0% - 3853071 Canada Limited

  50.0% - Laurier House Apartments Limited

  30.0% - Kelowna Central Park Properties Ltd.

  30.0% - Kelowna Central Park Phase II Properties Ltd.

  30.0% - Trop Beau Developments Limited

100.0% - 4298098 Canada Inc.

100.0% - GWLC Holdings Inc.

100% - GLC Reinsurance Corporation

100.0% - 389288 B.C. Ltd.

100.0% - Quadrus Investment Services Ltd.

  35.0% - The Walmer Road Limited Partnership

100.0% - 177545 Canada Limited

100.0% - Lonlife Financial Services Limited

88.0% - Neighborhood Dental Services Ltd.

100.0% - Quadrus Distribution Services Ltd.

100.0% - Toronto College Park Ltd.

  25.0% - High Park Bayview Limited Partnership

30.0% - KS Village (Millstream) Inc.

100.0% - London Life Financial Corporation

89.4% - London Reinsurance Group, Inc. (10.6% owned by London Life Insurance Company)

100.0% - London Life & General Reinsurance Co. Ltd. (1 share held by London Life & Casualty Reinsurance Corporation and 20,099,999 shares held by London Reinsurance Group Inc.)

100.0% - London Life & Casualty Reinsurance Corporation

100.0% - Trabaja Reinsurance Company Ltd.

100.0% - London Life and Casualty (Barbados) Corporation

100.0% - LRG (US), Inc.

100.0% - London Life International Reinsurance Corporation

100.0% - London Life Reinsurance Company (Fed ID # 23-2044256 – NAIC # 76694, PA)

  70.0% - Vaudreuil Shopping Centres Limited

  75.0% - Saskatoon West Shopping Centres Limited

  75.0% - 2331777 Ontario Ltd.

  75.0% - 2344701 Ontario Ltd.

  15.2% - 2001 Books Holdings, LLC (43.87% owned by GWL&A and 2.4% owned by The Canada Life Assurance Company)

100.0% - Canada Life Financial Corporation

100.0% - The Canada Life Assurance Company (Fed ID # 38-0397420, NAIC # 80659, MI)

100.0% - Canada Life Brasil LTDA

100.0% - Canada Life Capital Corporation, Inc.

100.0% - Canada Life International Holdings, Limited

100.0% - Canada Life International Services Limited

100.0% - Canada Life International, Limited

100.0% - CLI Institutional Limited

100.0% - Canada Life Irish Holding Company, Limited

100.0% - Lifescape Limited

100.0% - Setanta Asset Management Limited

50.0% - Setanta Asset Management Funds Public Limited Company

100.0% - Canada Life Group Services Limited

100.0% - Canada Life Europe Investment Limited

78.67% - Canada Life Assurance Europe Limited

100.0% - Canada Life Europe Management Services, Limited

21.33% - Canada Life Assurance Europe Limited

100.0% - Canada Life Assurance (Ireland), Limited

  50.0% - Setanta Asset Management Funds Public Limited Company

100.0% - F.S.D. Investments, Limited

100.0% - Canada Life International Re, Limited

100.0% - Canada Life Reinsurance International, Ltd.

100.0% - Canada Life Reinsurance, Ltd.

100.0% - The Canada Life Group (U.K.), Limited

100.0% - Canada Life Pension Managers & Trustees, Limited

100.0% - Canada Life Asset Management Limited

100.0% - Canada Life European Real Estate Limited

100% - Hotel Operations (Walsall) Limited

100.0% - Canada Life Trustee Services (U.K.), Limited

100.0% - CLFIS (U.K.), Limited

100.0% - Canada Life, Limited

100.0% - Canada Life (U.K.), Limited

100.0% - Albany Life Assurance Company, Limited

100.0% - Canada Life Management (U.K.), Limited

100.0% - Canada Life Services (U.K.), Limited

100.0% - Canada Life Fund Managers (U.K.), Limited

100.0% - Canada Life Group Services (U.K.), Limited

100.0% - Canada Life Holdings (U.K.), Limited

100.0% - Canada Life Irish Operations, Limited

100.0% - Canada Life Ireland Holdings, Limited.

100.0% - 4073649 Canada, Inc. (1 common share owned by 587443 Ontario, Inc.)

100.0% - Canada Life Finance (U.K.), Limited

100.0% - CL Luxembourg Capital Management S.á.r.l.

100.0% - The Canada Life Insurance Company of Canada

94.4% - MAM Holdings Inc. (5.6% owned by GWL)

100.0% - Mountain Asset Management LLC

12.5% - 2331777 Ontario Ltd.

12.5% - 2344701 Ontario Ltd.

100.0% - CL Capital Management (Canada), Inc.

100.0% - GRS Securities, Inc.

100.0% - 587443 Ontario, Inc.

100.0% - Canada Life Mortgage Services, Ltd.

100.0% - Adason Properties, Limited

100.0% - Adason Realty, Ltd.

    2.4% - 2001 Books Holdings, LLC (43.87% owned by GWL&A and 15.2% owned by The Great-West Life Assurance Company)

  12.5% - Saskatoon West Shopping Centres Limited

D.	IGM Financial Inc. Group of Companies (Canadian mutual funds)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

65.98% - Power Financial Corporation

58.68% - IGM Financial Inc.

100.0% - Investors Group Inc.

100.0% - Investors Group Financial Services Inc.

100.0% - I.G. International Management Limited

100.0% - I.G. Investment Management (Hong Kong) Limited

100.0% - Investors Group Trust Co. Ltd.

100.0% - 391102 B.C. Ltd.

100.0% - I.G. Insurance Services Inc.

100.0% - Investors Syndicate Limited

100.0% - Investors Group Securities Inc.

100.0% - 6460675 Manitoba Ltd.

100.0% - I.G. Investment Management, Ltd.

100% - Investors Group Corporate Class Inc.

100.0% - Investors Syndicate Property Corp.

19.63% - I.G. (Rockies) Corp.

100.0% - I.G. Investment Corp.

80.37% - I.G. (Rockies) Corp. (19.63% owned by I.G. Investment Management, Ltd.)

100.0% - Mackenzie Inc.

100.0% - Mackenzie Financial Corporation

100.0% - Mackenzie Financial Charitable Foundation

25.0% - Strategic Charitable Giving Foundation

100.0% - Mackenzie Cundill Investment Management (Bermuda) Ltd.

100.0% - Mackenzie Financial Capital Corporation

100.0% - Multi-Class Investment Corp.

100.0% - MMLP GP Inc.

100.0% - Mackenzie Investment Corporation

100.0% - Mackenzie Investments PTE. Ltd.

97.82% - Investment Planning Counsel Inc. (and 2.18% owned by Management of IPC management)

100.0% - IPC Investment Corporation

100.0% - 9132-2115 Quebec Inc.

100.0% - IPC Save Inc.

100.0% - IPC Estate Services Inc.

100.0% - IPC Securities Corporation

89.23% - IPC Portfolio Services Inc. (and 10.77% owned by advisors of IPC Investment Corporation and IPC Securities Corporation)

100.0% - Counsel Portfolio Services Inc.

E.	Pargesa Holding SA Group of Companies (European investments)

Power Corporation of Canada

100.0% - 171263 Canada Inc.

65.98% - Power Financial Corporation

100.0% - Power Financial Europe B.V.

50.0% - Parjointco N.V.

75.4% - Pargesa Holding SA (55.6% capital)

100.0% - Pargesa Netherlands B.V.

52.0% - Groupe Bruxelles Lambert (50.0% in capital)

Capital

  7.2% - Suez Environment Company (of which 0.3% in trading)

27.4% - Lafarge (21.0% in capital)

  6.9% - Pernod Ricard (7.5% in capital)

  0.2% - Iberdrola

100.0% - Belgian Securities B.V.

Capital

66.2% - Imerys (56.9% in capital)

100.0% - Brussels Securities

Capital

100.0% - Sagerpar

3.8% - Groupe Bruxelles Lambert

100.0% - GBL Overseas Finance N.V.

100.0% - GBL Treasury Center

Capital

100.0% - GBL Energy S.á.r.l.

Capital

3.7% - Total (4.0% in capital)

100.0% - GBL Verwaltung GmbH

100.0% - Immobilière Rue de Namur S.á.r.l.

100.0% - GBL Verwaltung SA

Capital

100.0% - GBL Investments Limited

100.0% - GBL R

  5.1% - GDF SUEZ (of which .2% in trading)

  43.0% - ECP 1

  42.4% - ECP 2

100.0% - ECP3

100.0% - Pargesa Netherlands B.V.

100.0% - SFPG

F.	Square Victoria Communications Group Inc. Group of Companies (Canadian communications)

Power Corporation of Canada

100.0% - Square Victoria Communications Group Inc.

100.0% - Gesca Ltée

100.0% - La Presse, ltée

100.0% 7991347 Canada inc.

100.0% - Gesca Ventes Média Ltée

100.0% - Gesca Numérique Ltée

100.0% - 3855082 Canada Inc.

100.0% - Cyberpresse inc.

100.0% - 6645119 Canada Inc.

100.0% - Les Éditions La Presse II Inc.

100.0% - 3819787 Canada Inc.

100.0% - 3834310 Canada Inc.

100.0% - Square Victoria Digital Properties inc.

100.0% - 4400046 Canada Inc.

81.73% - 9059-2114 Québec Inc.

98.36% - DuProprio Inc.

100.0% - VR Estates Inc.

100% - 0757075 B.C. Ltd.

0.1%	- Lower Mainland Comfree LP

99.9% - Lower Mainland Comfree LP

100% - Comfree Commission Free Realty Inc.

100% - CF Real Estate First Inc.

100% - CF Real Estate Max Inc.

100% - CF Real Estate Ontario Inc.

100% - CF Real Estate Maritimes Inc.

100% - DP Immobilier Québec Inc.

100.0% - Les Productions La Presse Télé Ltée

100.0% - La Presse Télé Ltée

100.0% - La Presse Télé II Ltée

100.0% - La Presse Télé III Ltée

100.0% - La Presse Télé IV Ltée

100.0% - Les Éditions Gesca Ltée

100.0% - Groupe Espaces Inc.

100.0% - Les Éditions La Presse Ltée

100.0% - (W.illi.am) 6657443 Canada Inc.

3.81% - Acquisio Inc.

50.0% - Workopolis Canada

23.61% - Tuango Inc.

25.0% - Olive Média

100.0% - Attitude Digitale Inc.

100.0% - Square Victoria C.P. Holding Inc.

33.3% - Canadian Press Enterprises Inc.

100.0% - Broadcast News Limited

100.0% - Press News Limited

100.0% - Pagemasters North America Inc.

100.0% - 7575343 Canada Inc.

G.	Power Corporation (International) Limited Group of Companies (Asian investments)

Power Corporation of Canada

100.0% - Power Corporation (International) Limited

99.9% - Power Pacific Corporation Limited

25.0% - Barrick Power Gold Corporation of China Limited

100.0% - Power Pacific Mauritius Limited

9.5% - Vimicro International Corporation

0.1% - Power Pacific Equities Limited

99.9% - Power Pacific Equities Limited

4.3% - CITIC Pacific Limited

5.8% - Yaolan Limited

100.0% - Power Communications Inc.

0.1% - Power Pacific Corporation Limited

  10.0% - China Asset Management Limited

H.	Other PCC Companies

Power Corporation of Canada

100.0% - 152245 Canada Inc.

100.0% - Power Tek, LLC

100% - 3540529 Canada Inc.

100.0% - Gelprim Inc.

100.0% - 3121011 Canada Inc.

100.0% - 171263 Canada Inc.

100.0% - Victoria Square Ventures Inc.

  22.1% - Bellus Health Inc.

  25.0% Les Remparts de Québec

100.0% - Power Energy Corporation

58.8% - Potentia Solar Inc.

100.0% - Power Communications Inc.

100.0% - Brazeau River Resources Investments Inc.

100.0% - PCC Industrial (1993) Corporation

100.0% - Power Corporation International

100.0% - 3249531 Canada Inc.

100.0% - Sagard Capital Partners GP, Inc.

100.0% - Sagard Capital Partners, L.P.

100.0% - Power Corporation of Canada Inc.

100.0% - Square Victoria Real Estate Inc.

100.0% - PL S.A.

100.0% - 4190297 Canada Inc.

100% Sagard Capital Partners Management Corp.

  100.0% - Sagard S.A.S.

100.0% - Marquette Communications (1997) Corporation

  3.6% - Mitel Networks Corporation

100.0% - 4507037 Canada Inc.

100.0% - 4524781 Canada Inc.

100.0% - 4524799 Canada Inc.

100.0% - 4524802 Canada Inc.

I.	Other PFC Companies

Power Financial Corporation

100.0% - 4400003 Canada Inc.

100.0% - 3411893 Canada Inc.

100.0% - 3439453 Canada Inc.

100.0% - 4507045 Canada Inc.

100.0% - Power Financial Capital Corporation

100.0% - 7973594 Canada Inc.

100.0% - 7973683 Canada Inc.

100.0% - 7974019 Canada Inc.

Item 29.

Indemnification. Provisions exist under the Colorado Business Corporation Act and the Bylaws of Great-West whereby Great-West may indemnify a director, officer or controlling person of Great-West against any liability incurred in his or her official capacity. The following excerpts contain the substance of these provisions:

Colorado Business Corporation Act

Article 109 - INDEMNIFICATION

Section 7-109-101. Definitions.

As used in this Article:

(1) “Corporation” includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction.

(2) “Director” means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation’s request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of, or to hold any similar position with, another domestic or foreign entity or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation’s request if the director’s duties to the corporation also impose duties on, or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. “Director” includes, unless the context requires otherwise, the estate or personal representative of a director.

(3) “Expenses” includes counsel fees.

(4) “Liability” means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

(5) “Official capacity” means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. “Official capacity” does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

(6) “Party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

(7) “Proceeding” means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

Section 7-109-102. Authority to indemnify directors.

(1) Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

(a)	The person conducted himself or herself in good faith; and

(b)	The person reasonably believed:

(I)    In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation’s best interests; and

(II)    In all other cases, that his or her conduct was at least not opposed to the corporation’s best interests; and

(c)	In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

(2) A director’s conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director’s conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

(3) The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

(4) A corporation may not indemnify a director under this section:

(a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

(b) In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

(5) Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

Section 7-109-103. Mandatory Indemnification of Directors.

Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

Section 7-109-104. Advance of Expenses to Directors.

(1) A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

(a) The director furnishes the corporation a written affirmation of the director’s good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

(b) The director furnishes the corporation a written undertaking, executed personally or on the director’s behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

(c) A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

(2) The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

(3) Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

Section 7-109-105. Court-Ordered Indemnification of Directors.

(1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

(a) If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director’s reasonable expenses incurred to obtain court-ordered indemnification.

(b) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106. Determination and Authorization of Indemnification of Directors.

(1) A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

(2) The determinations required by under subsection (1) of this section shall be made:

(a) By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum; or

(b) If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

(3) If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

(a) By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

(b) By the shareholders

(4) Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officer, Employees, Fiduciaries, and Agents.

(1) Unless otherwise provided in the articles of incorporation:

(a) An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

(b) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

(c) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

Section 7-109-108. Insurance.

A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign entity or of an employee benefit plan, against liability asserted against or incurred by the person in that capacity or arising from the person’s status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

Section 7-109-109. Limitation of Indemnification of Directors.

(1) A provision treating a corporation’s indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

(2) Sections 7-109-101 to 7-109-108 do not limit a corporation’s power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

Section 7-109-110. Notice to Shareholders of Indemnification of Director.

If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

Bylaws of Great-West

Article IV. Indemnification

SECTION 1. In this Article, the following terms shall have the following meanings:

(a)

“expenses” means reasonable expenses incurred in a proceeding, including expenses of investigation and preparation, expenses in connection with an appearance as a witness, and fees and disbursement of counsel, accountants or other experts;

(b)	“liability” means an obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty or fine;

(c)	“party” includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

(d)	“proceeding” means any threatened, pending or completed action, suit, or proceeding whether civil, criminal, administrative or investigative, and whether formal or informal.

SECTION 2. Subject to applicable law, if any person who is or was a director, officer or employee of the corporation is made a party to a proceeding because the person is or was a director, officer or employee of the corporation, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if, with respect to the matter(s) giving rise to the proceeding:

(a)	the person conducted himself or herself in good faith; and

(b)	the person reasonably believed that his or her conduct was in the corporation’s best interests; and

(c)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

(d)	if the person is or was an employee of the corporation, the person acted in the ordinary course of the person’s employment with the corporation.

SECTION 3. Subject to applicable law, if any person who is or was serving as a director, officer, trustee or employee of another company or entity at the request of the corporation is made a party to a proceeding because the person is or was serving as a director, officer, trustee or employee of the other company or entity, the corporation shall indemnify the person, or the estate or personal representative of the person, from and against all liability and expenses incurred by the person in the proceeding (and advance to the person expenses incurred in the proceeding) if:

(a)

the person is or was appointed to serve at the request of the corporation as a director, officer, trustee or employee of the other company or entity in accordance with Indemnification Procedures approved by the Board of Directors of the corporation; and

(b)	with respect to the matter(s) giving rise to the proceeding:

(i)	the person conducted himself or herself in good faith; and

(ii)

the person reasonably believed that his or her conduct was at least not opposed to the corporation’s best interests (in the case of a trustee of one of the corporation’s staff benefits plans, this means that the person’s conduct was for a purpose the person reasonably believed to be in the interests of the plan participants); and

(iii)	in the case of any criminal proceeding, the person had no reasonable cause to believe that his or her conduct was unlawful; and

if the person is or was an employee of the other company or entity, the person acted in the ordinary course of the person’s employment with the other company or entity.

Item 30.	Principal Underwriter.

(a)

In addition to securities of the Registrant, GWFS Equities, Inc. currently distributes securities of Great-West Funds, Inc., an open-end management investment company, FutureFunds Series Account of Great-West, Maxim Series Account of Great-West, COLI VUL-4 Series Account of Great-West, Variable Annuity-1 Series Account of Great-West, Prestige Variable Life Account of Great-West, Trillium Variable Annuity Account of Great-West, Variable Annuity-2 Series Account of Great-West, and the Variable Annuity-1 Series Account of Great-West of New York, COLI VUL-2 Series

Account of First Great-West, Variable Annuity-2 Series Account of Great-West of New York, and COLI VUL-4 Series Account of Great-West of New York.

(b)	Directors and Officers of GWFS Equities, Inc.

Name	Principal Business Address	Position and Officers with Underwriter
C. P. Nelson	8515 East Orchard Road Greenwood Village, CO 80111	Chairman, President and Chief Executive Officer
R. K. Shaw	8515 East Orchard Road Greenwood Village, CO 80111	Director and Executive Vice President
Judith G. Gibbs	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
C.H. Cumming	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
M. R. Edwards	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
W. S. Harmon	8515 East Orchard Road Greenwood Village, CO 80111	Director, Vice President
R.J. Laeyendecker	8515 East Orchard Road Greenwood Village, CO 80111	Senior Vice President
B. Neese	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
C. Bergeon	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
S.A. Ghazaleh	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
S.M. Gile	8515 East Orchard Road Greenwood Village, CO 80111	Vice President
B. A. Byrne	8525 East Orchard Road Greenwood Village, CO 80111	Secretary and Chief Compliance Officer
T. L. Luiz	8515 East Orchard Road Greenwood Village, CO 80111	Compliance Officer
M. C. Maiers	8515 East Orchard Road Greenwood Village, CO 80111	Vice President and Treasurer
S.A. Bendrick	8515 East Orchard Road Greenwood Village, CO 80111	Director and Vice President

(c)	Commissions and other compensation received from the Registrant by Principal Underwriter during Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation

GWFS Equities	-0-	-0-	-0-	-0-

Item 31.

Location of Accounts and Records. All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Great-West, 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Item 32.	Management Services. None.

Item 33.	Fee Representation. Great-West represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Great-West.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Greenwood Village, and State of Colorado, on the day of April 25, 2013.

COLI VUL-2 SERIES ACCOUNT of
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
(Registrant)

By:	/s/ M.T.G. Graye
M.T.G. Graye,
President, Chief Executive Officer and Principal Financial Officer of Great-West Life & Annuity Insurance Company

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (Depositor)

By:	/s/ M.T.G. Graye
M.T.G. Graye,
President, Chief Executive Officer and Principal Financial Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature and Title	Date

/s/ Raymond L. McFeetors	April 25, 2013
Director, Chairman of the Board
(Raymond L. McFeetors*)

/s/ M.T.G. Graye	April 25, 2013
Director, President, Chief Executive Officer and Principal Financial Officer (Mitchell T.G. Graye)

/s/ James Van Harmelen	April 25, 2013
Senior Vice President and Controller (James Van Harmelen)

/s/ John L. Bernbach	April 25, 2013
Director (John L. Bernbach*)

/s/ André Desmarais	April 25, 2013
Director (André Desmarais*)

/s/ Paul Desmarais, Jr.	April 25, 2013
Director (Paul Desmarais, Jr.*)

/s/ Alain Louvel	April 25, 2013
Director (Alain Louvel*)

/s/ Jerry E.A. Nickerson	April 25, 2013
Director (Jerry E.A. Nickerson*)

/s/ R. Jeffrey Orr	April 25, 2013
Director (R. Jeffrey Orr*)

/s/ Michel Plessis-Bélair	April 25, 2013
Director (Michel Plessis-Bélair*)

/s/ H.P. Rousseau	April 25, 2013
Director (H.P. Rousseau*)

/s/ R. Royer	April 25, 2013
Director (R. Royer*)

/s/ T.T. Ryan, Jr.	April 25, 2013
Director (T.T. Ryan, Jr.*)

Director (J. Selitto)

Director (G. Tretiak)

/s/ Brian E. Walsh	April 25, 2013
Director (Brian E. Walsh*)

*By:	R.G. Schultz	April 25, 2013
R.G. Schultz
Attorney-in-fact pursuant to Powers of Attorney.